UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT              NOVEMBER 30, 2012

Strategic Allocation: Aggressive Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Notes to Financial Statements	51
Financial Highlights	59
Report of Independent Registered Public Accounting Firm	62
Management	63
Approval of Management Agreement	66
Additional Information	71

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Central Bank Action Fueled Stock Investor Optimism

Despite weaker global economic growth and mounting sovereign debt problems, most worldwide stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on unprecedented central bank intervention around the world.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed market stocks outpaced their counterparts in the emerging markets, which lagged primarily due to slowing economic growth rates. Robust stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Demand for Yield Pushed Bond Returns Higher

U.S. and non-U.S. bonds also gained ground during the period. In the U.S., strong performance from investment-grade corporate bonds, which outpaced Treasuries and mortgage-backed securities, helped push the broad bond market average higher. High-yield corporate bonds performed even better, outpacing investment-grade bonds and the broad stock market averages, as investor demand for yield was robust and credit fundamentals remained solid.

In the international market, European bond markets generated the best returns, led by Spain and Italy, which benefited the most from the ECB’s actions. Bond markets in the U.K. and Asia posted positive but more modest returns. Similar to the U.S. market, non-government bonds outpaced government securities, reflecting greater demand for higher-yielding investments.

Market Returns
For the 12 months ended November 30, 2012
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	16.19%	Barclays U.S. Aggregate Bond Index	5.51%
Russell Midcap Index	14.56%	Barclays U.S. Corporate High-Yield Bond Index	17.05%
Russell 2000 Index (small-cap)	13.09%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1-3 Month Treasury Bill Index	0.07%
MSCI EAFE Index	12.61%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	12.92%	1.41%	7.58%	7.14%	2/15/96
S&P 500 Index	—	16.13%	1.34%	6.36%	6.78%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.51%	6.04%	5.41%	6.21%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.07%	0.49%	1.70%	2.88%(1)	—
Institutional Class	AAAIX	13.13%	1.60%	7.77%	4.17%	8/1/00
A Class(2) No sales charge* With sales charge*	ACVAX	12.61% 6.07%	1.15% -0.05%	7.30% 6.67%	6.69% 6.29%	10/2/96
B Class No sales charge* With sales charge*	ALLBX	11.88% 7.88%	0.41% 0.21%	— —	5.26% 5.26%	9/30/04
C Class	ASTAX	11.91%	0.41%	6.53%	4.82%	11/27/01
R Class	AAARX	12.30%	0.90%	—	5.12%	3/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.21%	1.01%	1.46%	2.21%	2.21%	1.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Scott Wilson
In April 2012, portfolio manager Irina Torelli left American Century Investments.

Performance Summary

Strategic Allocation: Aggressive returned 12.92%* for the fiscal year ended November 30, 2012. The fund’s return reflected double-digit gains for U.S. and non-U.S. stocks, as well as modestly positive returns for U.S. bonds and cash-equivalent investments.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Throughout the 12-month period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. This neutral positioning reflected a persistent lack of clarity in regard to the global economic, financial, and fiscal environment.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Aggressive posted strong gains for the reporting period. The top-performing segment of the equity component was the fund’s strategic weighting in real estate investment trusts (REITs), which gained nearly 20% for the 12-month period as conditions in the commercial property market continued to improve. The fund’s value stocks also generated robust returns, especially in the large- and mid-cap segments of the portfolio. Furthermore, the fund’s international equity holdings performed well, with stocks in developed markets outpacing those in emerging markets.

Stock selection was most successful among international stocks, including both developed and emerging markets. Stock choices among large- and mid-cap value issues and small-cap growth shares also added value during the period. In contrast, stock selection among large- and mid-cap growth stocks, as well as small-cap value issues, detracted from performance.

For most of the 12-month period, the stock component was neutrally positioned across all market capitalizations and styles. In the last few months of the period, however, we shifted to a tactical overweight position in large-cap growth stocks and a corresponding underweight position in large-cap value shares. We believe that the substantial amount of economic stimulus provided by the Federal Reserve and other central banks should produce a favorable backdrop for growth stocks going forward.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Fixed-Income Component Advanced

Strategic Allocation: Aggressive’s bond holdings posted positive results for the 12-month period, though gains were more modest than those in the stock portion of the portfolio. Among high-quality bonds, sector allocation added value, particularly overweight positions in corporate bonds and commercial mortgage-backed securities, as well as an underweight position in Treasury bonds. Over the last six months of the reporting period, we lowered the risk profile of the fixed-income component by taking profits and reducing the overweight positions in corporate bonds and commercial mortgage-backed securities.

The fund’s holdings of high-yield corporate bonds generated double-digit gains, benefiting from strong investor demand for yield in a low interest rate environment. In early 2012, we shifted to an overweight position in high-yield bonds and a corresponding underweight in high-quality bonds. After the significant outperformance of high-yield bonds since then, we reduced the overweight position toward the end of the period.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) contributed favorably to performance for the reporting period. Although the inflation rate declined during the period, TIPS posted strong gains as the significant fiscal and monetary stimulus coursing through the economy led investors to anticipate higher inflation down the road.

Outlook

Looking ahead to 2013, global economic growth remains weak, but central banks are pulling out all the stops in an effort to improve economic and financial conditions. On top of that, headlines scream about political gridlock, the “fiscal cliff,” European debt troubles, coordinated global slowdowns, climate disasters, and more.

While we believe much of the media handwringing about the political climate is overdone, we nevertheless think investors would do well to prepare for a bumpy road ahead. The high degree of uncertainty regarding the economic and financial outlook has led to extreme swings in sentiment, taking the global stock and bond markets along for the ride.

But even as considerable risks remain, we believe a disciplined, broadly diversified approach is well suited to periods of elevated risk and uncertainty. By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Equity Holdings	% of net assets
Apple, Inc.	1.8%
Exxon Mobil Corp.	1.1%
Samsung Electronics Co. Ltd.	0.8%
Microsoft Corp.	0.8%
Oracle Corp.	0.7%
International Business Machines Corp.	0.7%
Johnson & Johnson	0.7%
Pfizer, Inc.	0.6%
Comcast Corp., Class A	0.6%
Wal-Mart Stores, Inc.	0.6%

Geographic Composition of Equity Holdings	% of net assets
United States	58.0%
United Kingdom	2.5%
France	1.7%
Japan	1.6%
Other Countries	15.1%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.4 years
Average Duration (effective)	4.6 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	57.7%
Foreign Common Stocks	20.9%
Corporate Bonds	8.2%
U.S. Treasury Securities	6.4%
U.S. Government Agency Mortgage-Backed Securities	3.0%
Municipal Securities	0.7%
Commercial Mortgage-Backed Securities	0.6%
Commercial Paper	0.5%
Collateralized Mortgage Obligations	0.3%
Exchange-Traded Funds	0.3%
Sovereign Governments and Agencies	0.2%
Convertible Preferred Stocks	—*
U.S. Government Agency Securities	—*
Preferred Stocks	—*
Asset-Backed Securities	—*
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,084.90	$6.25	1.20%
Institutional Class	$1,000	$1,085.30	$5.21	1.00%
A Class	$1,000	$1,083.10	$7.55	1.45%
B Class	$1,000	$1,079.40	$11.44	2.20%
C Class	$1,000	$1,079.60	$11.44	2.20%
R Class	$1,000	$1,081.60	$8.85	1.70%
Hypothetical
Investor Class	$1,000	$1,019.00	$6.06	1.20%
Institutional Class	$1,000	$1,020.00	$5.05	1.00%
A Class	$1,000	$1,017.75	$7.31	1.45%
B Class	$1,000	$1,014.00	$11.08	2.20%
C Class	$1,000	$1,014.00	$11.08	2.20%
R Class	$1,000	$1,016.50	$8.57	1.70%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares/ Principal Amount	Value
Common Stocks — 78.6%
AEROSPACE AND DEFENSE — 2.2%
AAR Corp.	798	$ 12,257
Aerovironment, Inc.(1)	1,210	24,696
American Science & Engineering, Inc.	1,605	102,527
B/E Aerospace, Inc.(1)	20,800	985,088
Boeing Co. (The)	37,887	2,814,246
Curtiss-Wright Corp.	519	16,468
General Dynamics Corp.	21,267	1,414,256
Honeywell International, Inc.	45,191	2,771,564
L-3 Communications Holdings, Inc.	5,074	389,937
Lockheed Martin Corp.	15,313	1,428,703
Moog, Inc., Class A(1)	690	25,364
National Presto Industries, Inc.	220	16,887
Northrop Grumman Corp.	29,977	1,999,466
Orbital Sciences Corp.(1)	1,138	14,897
Precision Castparts Corp.	8,651	1,586,507
Raytheon Co.	22,336	1,276,056
Rockwell Collins, Inc.	6,561	375,158
Rolls-Royce Holdings plc	53,388	761,695
Rolls-Royce Holdings plc, Preference Shares	4,129,764	6,616
Teledyne Technologies, Inc.(1)	234	14,742
Textron, Inc.	71,284	1,674,461
TransDigm Group, Inc.	12,000	1,632,240
Triumph Group, Inc.	3,295	216,185
United Technologies Corp.	28,551	2,287,221
Zodiac Aerospace	8,273	924,237
		22,771,474
AIR FREIGHT AND LOGISTICS — 0.2%
Hyundai Glovis Co. Ltd.	3,641	793,532
United Parcel Service, Inc., Class B	21,979	1,606,885
UTi Worldwide, Inc.	1,235	17,438
		2,417,855
AIRLINES — 0.3%
Alaska Air Group, Inc.(1)	28,770	1,229,917
Delta Air Lines, Inc.(1)	13,893	138,930
JetBlue Airways Corp.(1)	4,175	21,460
Ryanair Holdings plc ADR	24,068	828,661
Southwest Airlines Co.	97,055	924,934
Spirit Airlines, Inc.(1)	7,300	122,494
		3,266,396
AUTO COMPONENTS — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	14,226	148,804
Autoliv, Inc.	7,010	423,123
BorgWarner, Inc.(1)	12,899	855,204
Continental AG	6,562	726,262
Cooper Tire & Rubber Co.	384	9,592
Dana Holding Corp.	4,521	64,108
Delphi Automotive plc(1)	37,100	1,261,029
Hyundai Wia Corp.	3,175	533,638
Lear Corp.	860	37,556
Standard Motor Products, Inc.	1,227	24,000
		4,083,316
AUTOMOBILES — 0.9%
Brilliance China Automotive Holdings Ltd.(1)	940,000	1,143,738
Ford Motor Co.	95,490	1,093,360
Harley-Davidson, Inc.	41,475	1,947,666
Hyundai Motor Co.	1,703	354,644
PT Astra International Tbk	578,500	437,184
Tata Motors Ltd.	116,957	587,956
Thor Industries, Inc.	1,618	61,063
Tofas Turk Otomobil Fabrikasi	72,430	441,832
Toyota Motor Corp.	50,000	2,144,114
Volkswagen AG Preference Shares	7,501	1,623,792
Winnebago Industries, Inc.(1)	5,122	72,835
		9,908,184
BEVERAGES — 1.6%
Anheuser-Busch InBev NV	20,786	1,821,771
Beam, Inc.	27,132	1,522,377
Brown-Forman Corp., Class B	5,965	418,624
Cia de Bebidas das Americas Preference Shares ADR	20,057	834,572
Coca-Cola Co. (The)	103,720	3,933,062
Dr Pepper Snapple Group, Inc.	27,500	1,233,375
Fomento Economico Mexicano SAB de CV ADR	6,105	598,778
Monster Beverage Corp.(1)	12,204	635,218
PepsiCo, Inc.	44,787	3,144,495
Pernod-Ricard SA	15,071	1,706,428
Treasury Wine Estates Ltd.	155,503	816,283
		16,664,983

12

Shares/ Principal Amount	Value
BIOTECHNOLOGY — 1.5%
Acorda Therapeutics, Inc.(1)	1,173	$ 29,536
Affymax, Inc.(1)	1,038	25,369
Alexion Pharmaceuticals, Inc.(1)	34,724	3,334,199
Alkermes plc(1)	3,071	59,301
Alnylam Pharmaceuticals, Inc.(1)	1,337	22,689
Amgen, Inc.	43,790	3,888,552
Arena Pharmaceuticals, Inc.(1)	5,092	45,115
Cepheid, Inc.(1)	1,627	52,747
CSL Ltd.	11,716	632,126
Cubist Pharmaceuticals, Inc.(1)	1,594	64,732
Dendreon Corp.(1)	4,594	20,443
Exact Sciences Corp.(1)	1,850	18,149
Exelixis, Inc.(1)	5,064	24,763
Genomic Health, Inc.(1)	551	15,241
Gilead Sciences, Inc.(1)	29,813	2,235,975
Grifols SA(1)	84,816	2,713,013
Halozyme Therapeutics, Inc.(1)	2,746	17,108
ImmunoGen, Inc.(1)	1,783	22,626
InterMune, Inc.(1)	1,403	12,851
Ironwood Pharmaceuticals, Inc.(1)	2,033	21,956
Isis Pharmaceuticals, Inc.(1)	2,696	24,803
Neurocrine Biosciences, Inc.(1)	2,281	17,062
NPS Pharmaceuticals, Inc.(1)	1,923	19,672
Onyx Pharmaceuticals, Inc.(1)	6,800	513,196
Opko Health, Inc.(1)	3,815	16,710
PDL BioPharma, Inc.	3,408	26,923
Pharmacyclics, Inc.(1)	1,293	68,594
Regeneron Pharmaceuticals, Inc.(1)	7,700	1,359,435
Rigel Pharmaceuticals, Inc.(1)	1,752	14,542
Seattle Genetics, Inc.(1)	2,318	58,669
Theravance, Inc.(1)	1,609	36,170
United Therapeutics Corp.(1)	14,994	787,935
		16,200,202
BUILDING PRODUCTS — 0.2%
American Woodmark Corp.(1)	1,597	45,371
Apogee Enterprises, Inc.	4,215	96,608
Builders FirstSource, Inc.(1)	19,704	102,461
Daikin Industries Ltd.	10,600	333,295
Fortune Brands Home & Security, Inc.(1)	44,611	1,337,884
Nortek, Inc.(1)	150	9,793
Patrick Industries, Inc.(1)	2,085	36,237
Quanex Building Products Corp.	1,068	22,343
		1,983,992
CAPITAL MARKETS — 1.0%
Affiliated Managers Group, Inc.(1)	15,200	1,958,824
Ameriprise Financial, Inc.	13,710	831,786
Apollo Investment Corp.	5,582	45,326
Ares Capital Corp.	875	15,522
Bank of New York Mellon Corp. (The)	22,600	541,044
BlackRock Kelso Capital Corp.	1,051	10,615
BlackRock, Inc.	3,310	652,202
Charles Schwab Corp. (The)	39,613	518,930
Federated Investors, Inc. Class B	5,800	115,130
Fifth Street Finance Corp.	1,401	15,103
Franklin Resources, Inc.	1,336	176,379
Goldman Sachs Group, Inc. (The)	14,591	1,718,674
Hercules Technology Growth Capital, Inc.	1,561	16,781
Janus Capital Group, Inc.	3,064	25,125
KKR & Co. LP	58,900	809,875
Morgan Stanley	13,720	231,456
Northern Trust Corp.	29,464	1,414,861
PennantPark Investment Corp.	4,959	53,408
SEI Investments Co.	2,882	63,433
Solar Capital Ltd.	990	22,671
State Street Corp.	3,529	156,829
Triangle Capital Corp.	2,547	64,999
UBS AG	38,992	610,105
Waddell & Reed Financial, Inc.	495	16,083
Walter Investment Management Corp.(1)	952	40,251
		10,125,412
CHEMICALS — 2.5%
Agrium, Inc.	16,799	1,713,834
Air Liquide SA	4,240	517,851
Airgas, Inc.	12,600	1,115,982
BASF SE	15,180	1,360,249
Celanese Corp.	11,400	467,856
CF Industries Holdings, Inc.	6,524	1,396,332
Christian Hansen Holding A/S	34,008	1,100,934
Cytec Industries, Inc.	16,600	1,139,424

13

Shares/ Principal Amount	Value
E.I. du Pont de Nemours & Co.	7,230	$ 311,902
Eastman Chemical Co.	27,600	1,679,460
Flotek Industries, Inc.(1)	2,152	24,856
FMC Corp.	28,900	1,602,794
H.B. Fuller Co.	1,660	54,531
Hawkins, Inc.	850	34,000
Huntsman Corp.	29,681	487,956
Innophos Holdings, Inc.	767	36,747
Intrepid Potash, Inc.(1)	1,922	40,900
LG Chem Ltd.	1,359	391,567
LyondellBasell Industries NV, Class A	28,045	1,394,678
Methanex Corp.	1,224	37,014
Mexichem SAB de CV	128,907	667,785
Minerals Technologies, Inc.	2,565	189,810
Monsanto Co.	48,976	4,485,712
NewMarket Corp.	1,751	464,628
Olin Corp.	1,080	22,388
OM Group, Inc.(1)	625	12,481
PPG Industries, Inc.	4,089	508,140
Rentech Nitrogen Partners LP	1,236	49,329
Sensient Technologies Corp.	743	26,897
Sherwin-Williams Co. (The)	5,400	823,608
Sociedad Quimica y Minera de Chile SA ADR	5,936	335,977
Syngenta AG	6,390	2,561,654
Tredegar Corp.	1,444	27,219
Valspar Corp.	9,372	588,374
W.R. Grace & Co.(1)	6,609	432,691
		26,105,560
COMMERCIAL BANKS — 3.6%
American National Bankshares, Inc.	1,874	37,724
Banco Bilbao Vizcaya Argentaria SA	63,561	539,302
Banco Latinoamericano de Comercio Exterior SA E Shares	2,024	43,718
Bancorp, Inc.(1)	1,825	21,280
BancorpSouth, Inc.	1,137	15,043
Bank of Montreal	19,555	1,173,887
Bank of Nova Scotia	12,314	694,200
BankUnited, Inc.	5,088	119,568
BB&T Corp.	27,582	776,985
BNP Paribas SA	29,359	1,639,763
BOK Financial Corp.	532	29,281
Boston Private Financial Holdings, Inc.	4,627	42,707
Cathay General Bancorp.	6,518	116,672
China Minsheng Banking Corp. Ltd. H Shares	435,000	426,570
City National Corp.	1,333	64,904
Comerica, Inc.	17,259	510,694
Commerce Bancshares, Inc.	16,038	573,829
Commonwealth Bank of Australia	24,197	1,507,291
Community Bank System, Inc.	992	26,665
Credicorp Ltd.	9,105	1,273,789
Cullen/Frost Bankers, Inc.	5,267	287,631
CVB Financial Corp.	1,359	13,807
DBS Group Holdings Ltd.	80,000	947,075
Erste Group Bank AG(1)	2,599	76,442
F.N.B. Corp.	1,909	20,617
First Horizon National Corp.	5,244	49,608
First Interstate Bancsystem, Inc.	1,639	25,044
First Midwest Bancorp., Inc.	1,436	17,950
First Niagara Financial Group, Inc.	7,440	56,098
Fulton Financial Corp.	3,147	30,620
Grupo Financiero Banorte SAB de CV	96,375	550,003
HDFC Bank Ltd.	72,290	935,537
HDFC Bank Ltd. ADR	14,217	598,820
Heritage Financial Corp.	2,517	35,062
Home Bancshares, Inc.	2,911	96,529
HSBC Holdings plc (Hong Kong)	150,454	1,528,767
IBERIABANK Corp.	917	44,704
ICICI Bank Ltd. ADR	18,194	745,772
Industrial & Commercial Bank of China Ltd. H Shares	1,054,770	711,781
Kasikornbank PCL NVDR	342,800	2,088,746
KeyCorp	76,921	621,522
Lakeland Financial Corp.	1,201	29,713
Lloyds Banking Group plc(1)	2,144,612	1,597,564
MB Financial, Inc.	803	15,610
National Bankshares, Inc.	1,157	36,122
Old National Bancorp.	1,753	20,580
Pacific Continental Corp.	2,707	24,552
Park Sterling Corp.(1)	5,126	26,912
Pinnacle Financial Partners, Inc.(1)	2,462	46,852
PNC Financial Services Group, Inc.	29,344	1,647,372
Popular, Inc.(1)	3,369	66,605
Prosperity Bancshares, Inc.	857	35,248

14

Shares/ Principal Amount	Value
PT Bank Mandiri (Persero) Tbk	1,230,819	$ 1,058,452
PT Bank Rakyat Indonesia (Persero) Tbk	498,500	366,334
Sberbank of Russia	525,441	1,544,797
Signature Bank(1)	718	50,375
Standard Chartered plc	52,058	1,213,539
SunTrust Banks, Inc.	54,169	1,470,688
Susquehanna Bancshares, Inc.	3,769	38,745
Swedbank AB A Shares	58,993	1,089,713
TCF Financial Corp.	2,255	26,789
Texas Capital Bancshares, Inc.(1)	2,475	111,474
Trico Bancshares	946	15,022
Trustmark Corp.	665	14,776
Turkiye Garanti Bankasi AS	346,794	1,645,809
Turkiye Halk Bankasi AS	49,890	483,027
U.S. Bancorp	33,470	1,079,742
UMB Financial Corp.	457	19,368
United Bankshares, Inc.	585	14,450
Washington Banking Co.	1,623	21,748
Webster Financial Corp.	694	14,449
Wells Fargo & Co.	125,098	4,129,485
Westamerica Bancorp.	8,860	377,082
		37,449,001
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
ADT Corp. (The)(1)	14,905	684,140
Aggreko plc	22,747	813,433
Avery Dennison Corp.	4,750	158,888
Corrections Corp. of America	5,291	179,365
Deluxe Corp.	3,127	90,058
G&K Services, Inc., Class A	2,310	78,309
HNI Corp.	1,121	33,383
Metalico, Inc.(1)	4,051	6,765
Mine Safety Appliances Co.	1,050	40,614
Republic Services, Inc.	58,037	1,652,313
Stericycle, Inc.(1)	18,100	1,691,807
SYKES Enterprises, Inc.(1)	2,958	43,364
Tyco International Ltd.	59,739	1,694,795
US Ecology, Inc.	2,240	48,966
Waste Management, Inc.	7,886	256,847
		7,473,047
COMMUNICATIONS EQUIPMENT — 1.1%
AAC Technologies Holdings, Inc.	135,000	506,890
Aruba Networks, Inc.(1)	2,719	52,966
Bel Fuse, Inc., Class B	1,965	31,224
Brocade Communications Systems, Inc.(1)	42,902	243,683
Cisco Systems, Inc.	302,425	5,718,857
Finisar Corp.(1)	1,242	16,854
Harris Corp.	8,608	405,695
InterDigital, Inc.	1,180	50,362
Ixia(1)	4,172	62,663
Netgear, Inc.(1)	1,290	44,969
Palo Alto Networks, Inc.(1)	20,754	1,129,433
Polycom, Inc.(1)	1,551	16,224
Procera Networks, Inc.(1)	2,632	54,351
QUALCOMM, Inc.	36,699	2,334,790
Riverbed Technology, Inc.(1)	51,010	913,079
Telular Corp.	3,123	31,293
		11,613,333
COMPUTERS AND PERIPHERALS — 2.6%
Apple, Inc.	31,351	18,349,113
Electronics for Imaging, Inc.(1)	1,246	22,876
EMC Corp.(1)	173,753	4,312,549
Gemalto NV	9,916	911,766
NetApp, Inc.(1)	56,108	1,779,185
SanDisk Corp.(1)	5,447	212,978
Seagate Technology plc	37,228	934,423
Western Digital Corp.	31,138	1,041,255
		27,564,145
CONSTRUCTION AND ENGINEERING — 0.5%
Chicago Bridge & Iron Co. NV New York Shares	20,000	812,600
China Communications Construction Co. Ltd. H Shares	1,198,000	1,091,311
China Railway Construction Corp. Ltd. H Shares	795,000	886,274
EMCOR Group, Inc.	1,225	40,241
Granite Construction, Inc.	1,154	35,312
KBR, Inc.	23,271	646,934
MasTec, Inc.(1)	2,645	60,412
Pike Electric Corp.(1)	2,433	24,087
Quanta Services, Inc.(1)	73,700	1,905,882
		5,503,053
CONSTRUCTION MATERIALS — 0.4%
Cemex SAB de CV ADR(1)	44,647	397,358
Eagle Materials, Inc.	14,367	764,612
Headwaters, Inc.(1)	12,374	94,042
HeidelbergCement AG	6,107	331,876
James Hardie Industries SE	121,673	1,154,229
PT Semen Gresik (Persero) Tbk	444,000	684,964

15

Shares/ Principal Amount	Value
Siam Cement PCL NVDR	59,200	$ 761,942
		4,189,023
CONSUMER FINANCE — 0.5%
American Express Co.	32,547	1,819,377
Cash America International, Inc.	22,382	833,506
Discover Financial Services	54,500	2,267,745
		4,920,628
CONTAINERS AND PACKAGING — 0.2%
Bemis Co., Inc.	14,837	498,523
Graphic Packaging Holding Co.(1)	5,565	36,117
Klabin SA Preference Shares	101,500	571,911
Owens-Illinois, Inc.(1)	8,592	172,098
Packaging Corp. of America	873	31,812
Sealed Air Corp.	1,951	32,816
Silgan Holdings, Inc.	908	40,388
Sonoco Products Co.	7,482	224,984
		1,608,649
DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.	362	16,561
LKQ Corp.(1)	25,581	560,736
Pool Corp.	1,679	70,333
		647,630
DIVERSIFIED CONSUMER SERVICES — 0.1%
Anhanguera Educacional Participacoes SA	24,200	365,469
Coinstar, Inc.(1)	7,744	364,278
Grand Canyon Education, Inc.(1)	2,413	57,140
Sotheby’s	1,898	54,776
Steiner Leisure, Ltd.(1)	591	27,186
		868,849
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.	78,290	771,939
Chailease Holding Co. Ltd.	394,659	802,793
Citigroup, Inc.	44,210	1,528,340
Compass Diversified Holdings	1,261	17,805
Grupo BTG Pactual	23,900	335,549
Interactive Brokers Group, Inc., Class A	4,391	67,138
JPMorgan Chase & Co.	107,023	4,396,505
MarketAxess Holdings, Inc.	863	26,632
McGraw-Hill Cos., Inc. (The)	16,300	865,693
NYSE Euronext	42,539	993,286
ORIX Corp.	16,200	1,625,208
PHH Corp.(1)	1,528	33,478
		11,464,366
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
8x8, Inc.(1)	7,490	49,434
AT&T, Inc.	155,664	5,312,812
CenturyLink, Inc.	26,650	1,035,086
China Unicom Ltd. ADR	24,211	375,997
Premiere Global Services, Inc.(1)	3,904	33,145
PT XL Axiata Tbk	672,500	361,012
Telenor ASA	53,505	1,086,262
tw telecom, inc., Class A(1)	55,888	1,435,763
Verizon Communications, Inc.	99,023	4,368,895
		14,058,406
ELECTRIC UTILITIES — 0.6%
American Electric Power Co., Inc.	10,650	454,223
Cleco Corp.	467	18,815
El Paso Electric Co.	1,690	53,827
Empire District Electric Co. (The)	23,640	472,800
Exelon Corp.	8,550	258,381
Great Plains Energy, Inc.	46,886	949,441
IDACORP, Inc.	7,369	314,730
Northeast Utilities	7,949	307,944
NV Energy, Inc.	40,463	741,687
Pinnacle West Capital Corp.	9,700	499,162
Portland General Electric Co.	16,920	457,348
PPL Corp.	16,790	492,786
Unitil Corp.	118	3,044
UNS Energy Corp.	384	16,351
Westar Energy, Inc.	22,564	647,587
Xcel Energy, Inc.	40,692	1,100,719
		6,788,845
ELECTRICAL EQUIPMENT — 0.3%
ABB Ltd. ADR	23,386	454,156
Acuity Brands, Inc.	697	46,107
AMETEK, Inc.	20,800	776,464
Belden, Inc.	578	21,779
Brady Corp., Class A	6,860	219,108
Eaton Corp.	11,930	622,269
Emerson Electric Co.	2,928	147,073
Encore Wire Corp.	1,341	42,027
Franklin Electric Co., Inc.	859	51,162
Generac Holdings, Inc.	530	17,294
II-VI, Inc.(1)	657	11,241
Schneider Electric SA	14,812	1,041,014
		3,449,694

16

Shares/ Principal Amount	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
Avnet, Inc.(1)	13,294	$ 389,381
Cognex Corp.	1,775	63,581
Coherent, Inc.(1)	603	27,889
Dolby Laboratories, Inc. Class A(1)	6,077	202,789
Electro Scientific Industries, Inc.	1,034	11,209
FLIR Systems, Inc.	3,402	69,401
Hitachi Ltd.	134,000	773,749
Hon Hai Precision Industry Co. Ltd.	606,019	1,944,000
Ingram Micro, Inc. Class A(1)	2,930	47,466
IPG Photonics Corp.(1)	1,178	69,620
Jabil Circuit, Inc.	2,282	43,358
LG Display Co. Ltd.(1)	14,230	454,687
Littelfuse, Inc.	2,344	135,272
Methode Electronics, Inc.	2,684	24,237
Molex, Inc., Class A	8,878	192,741
OSI Systems, Inc.(1)	1,537	94,187
Park Electrochemical Corp.	1,443	35,166
Power-One, Inc.(1)	6,749	28,008
TE Connectivity Ltd.	10,661	375,161
Tech Data Corp.(1)	9,775	431,762
TPK Holding Co. Ltd.	13,000	207,613
Trimble Navigation Ltd.(1)	53,707	2,988,257
		8,609,534
ENERGY EQUIPMENT AND SERVICES — 1.6%
Atwood Oceanics, Inc.(1)	17,600	809,600
Baker Hughes, Inc.	16,350	705,502
Bristow Group, Inc.	1,069	55,695
Core Laboratories NV	4,870	502,487
Dril-Quip, Inc.(1)	1,356	95,422
Eurasia Drilling Co. Ltd. GDR	15,304	498,145
Heckmann Corp.(1)	6,493	25,388
Helix Energy Solutions Group, Inc.(1)	39,682	694,832
Helmerich & Payne, Inc.	4,958	258,808
Hornbeck Offshore Services, Inc.(1)	3,441	123,773
Key Energy Services, Inc.(1)	4,869	32,574
McDermott International, Inc.(1)	2,496	26,283
Mitcham Industries, Inc.(1)	1,394	20,199
National Oilwell Varco, Inc.	18,560	1,267,648
Oceaneering International, Inc.	46,859	2,468,532
Oil States International, Inc.(1)	8,500	601,120
Petrofac Ltd.	45,082	1,175,874
Petroleum Geo-Services ASA	47,657	798,848
RigNet, Inc.(1)	1,011	19,431
Saipem SpA	36,270	1,614,662
Schlumberger Ltd.	51,551	3,692,083
Technip SA	12,164	1,413,033
Tetra Technologies, Inc.(1)	4,460	31,220
Unit Corp.(1)	546	24,526
		16,955,685
FOOD AND STAPLES RETAILING — 2.6%
Almacenes Exito SA	20,117	398,971
Andersons, Inc. (The)	1,682	70,947
BIM Birlesik Magazalar AS	7,944	361,222
Brazil Pharma SA	50,000	310,043
Carrefour SA	21,513	531,177
Clicks Group Ltd.	89,628	635,130
Costco Wholesale Corp.	43,795	4,554,242
CP ALL PCL	940,600	1,210,613
CVS Caremark Corp.	58,281	2,710,649
Eurocash SA	32,818	457,158
Fresh Market, Inc. (The)(1)	12,100	627,143
Harris Teeter Supermarkets, Inc.	453	17,209
Jeronimo Martins SGPS SA	18,437	343,968
Kroger Co. (The)	24,800	650,752
Lawson, Inc.	14,800	1,001,808
Magnit OJSC GDR	69,715	2,459,545
SYSCO Corp.	10,781	341,219
United Natural Foods, Inc.(1)	793	41,054
Village Super Market, Inc., Class A	732	27,567
Wal-Mart de Mexico SAB de CV	123,495	387,573
Wal-Mart Stores, Inc.	81,735	5,886,555
Weis Markets, Inc.	1,230	48,105
Whole Foods Market, Inc.	43,956	4,103,732
		27,176,382
FOOD PRODUCTS — 1.9%
Annie’s, Inc.(1)	6,965	249,835
Campbell Soup Co.	27,110	996,293
ConAgra Foods, Inc.	8,462	252,675
Dean Foods Co.(1)	29,802	510,806
Dole Food Co., Inc.(1)	2,021	23,201
General Mills, Inc.	11,945	489,626
Hain Celestial Group, Inc. (The)(1)	16,218	977,459
Hershey Co. (The)	11,527	844,583

17

Shares/ Principal Amount	Value
J&J Snack Foods Corp.	1,266	$ 79,631
Kellogg Co.	6,940	384,892
Kraft Foods Group, Inc.(1)	38,604	1,745,673
McCormick & Co., Inc.	17,400	1,123,344
Mead Johnson Nutrition Co.	36,711	2,503,323
Mondelez International, Inc. Class A	17,930	464,208
Nestle SA	43,202	2,827,454
Orion Corp.	874	906,406
Post Holdings, Inc.(1)	991	34,130
Ralcorp Holdings, Inc.(1)	10,450	931,513
Smithfield Foods, Inc.(1)	57,382	1,283,635
Snyders-Lance, Inc.	907	21,841
Tata Global Beverages Ltd.	140,329	428,120
Unilever plc	62,582	2,409,387
		19,488,035
GAS UTILITIES — 0.2%
AGL Resources, Inc.	17,649	687,958
Laclede Group, Inc. (The)	759	30,899
ONEOK, Inc.	27,000	1,211,490
South Jersey Industries, Inc.	562	28,083
Southwest Gas Corp.	1,138	47,728
WGL Holdings, Inc.	2,664	104,056
		2,110,214
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.8%
Abaxis, Inc.(1)	640	24,154
Align Technology, Inc.(1)	1,762	48,261
Analogic Corp.	340	25,048
Arthrocare Corp.(1)	684	22,907
Becton, Dickinson and Co.	7,076	542,517
Boston Scientific Corp.(1)	50,372	279,061
CareFusion Corp.(1)	48,810	1,362,775
Cie Generale d’Optique Essilor International SA	9,835	949,726
Coloplast A/S B Shares	2,059	480,624
Conceptus, Inc.(1)	956	19,894
Cooper Cos., Inc. (The)	14,094	1,338,084
Covidien plc	9,186	533,798
Cyberonics, Inc.(1)	705	36,449
DENTSPLY International, Inc.	10,819	429,514
DexCom, Inc.(1)	1,984	25,951
Edwards Lifesciences Corp.(1)	13,815	1,198,728
Elekta AB B Shares	18,281	264,185
Haemonetics Corp.(1)	670	54,290
HeartWare International, Inc.(1)	391	32,183
ICU Medical, Inc.(1)	726	42,754
IDEXX Laboratories, Inc.(1)	14,675	1,371,672
Insulet Corp.(1)	1,287	28,250
Integra LifeSciences Holdings Corp.(1)	957	37,093
Intuitive Surgical, Inc.(1)	1,300	687,700
MAKO Surgical Corp.(1)	1,183	16,325
Masimo Corp.	1,413	29,277
Medtronic, Inc.	75,352	3,173,073
Meridian Bioscience, Inc.	1,214	24,316
Mettler-Toledo International, Inc.(1)	5,200	972,868
Neogen Corp.(1)	685	31,202
NxStage Medical, Inc.(1)	1,480	17,790
OraSure Technologies, Inc.(1)	1,728	13,306
Orthofix International NV(1)	1,732	64,517
ResMed, Inc.	14,342	589,313
St. Jude Medical, Inc.	34,427	1,180,158
STERIS Corp.	10,993	375,631
Stryker Corp.	11,701	633,726
Sysmex Corp.	12,000	542,245
Utah Medical Products, Inc.	997	35,234
Volcano Corp.(1)	1,413	38,518
West Pharmaceutical Services, Inc.	593	32,040
Young Innovations, Inc.	3,845	139,074
Zimmer Holdings, Inc.	11,661	769,276
		18,513,507
HEALTH CARE PROVIDERS AND SERVICES — 1.3%
Accretive Health, Inc.(1)	1,661	19,816
Aetna, Inc.	13,880	599,477
Air Methods Corp.(1)	343	37,445
AmerisourceBergen Corp.	38,112	1,609,089
Amsurg Corp.(1)	732	20,511
Bio-Reference Labs, Inc.(1)	730	19,221
Catamaran Corp.(1)	68,600	3,340,134
Centene Corp.(1)	1,323	58,093
Chemed Corp.	514	34,993
CIGNA Corp.	5,053	264,120
Community Health Systems, Inc.(1)	860	25,336
DaVita HealthCare Partners, Inc.(1)	4,707	508,356
Emeritus Corp.(1)	949	21,466
Express Scripts Holding Co.(1)	44,413	2,391,640
Health Management Associates, Inc., Class A(1)	2,557	20,328
HealthSouth Corp.(1)	4,072	89,543

18

Shares/ Principal Amount	Value
HMS Holdings Corp.(1)	2,177	$ 50,441
Humana, Inc.	3,604	235,738
IPC The Hospitalist Co., Inc.(1)	486	18,347
Landauer, Inc.	311	18,529
LifePoint Hospitals, Inc.(1)	18,588	668,796
Magellan Health Services, Inc.(1)	392	20,337
McKesson Corp.	16,183	1,528,808
MWI Veterinary Supply, Inc.(1)	340	37,958
National Healthcare Corp.	636	28,448
Owens & Minor, Inc.	3,405	93,229
Patterson Cos., Inc.	13,742	468,602
PSS World Medical, Inc.(1)	2,393	68,057
Quest Diagnostics, Inc.	6,850	395,793
Team Health Holdings, Inc.(1)	823	23,036
UnitedHealth Group, Inc.	2,855	155,283
VCA Antech, Inc.(1)	2,452	50,953
WellCare Health Plans, Inc.(1)	545	26,307
WellPoint, Inc.	11,590	647,881
		13,596,111
HEALTH CARE TECHNOLOGY — 0.2%
athenahealth, Inc.(1)	874	55,665
Cerner Corp.(1)	18,900	1,459,458
Computer Programs & Systems, Inc.	350	17,524
HealthStream, Inc.(1)	622	14,754
Quality Systems, Inc.	1,186	21,597
		1,568,998
HOTELS, RESTAURANTS AND LEISURE — 1.2%
AFC Enterprises, Inc.(1)	2,535	67,025
Bally Technologies, Inc.(1)	5,438	245,471
Bob Evans Farms, Inc.	441	16,621
Carnival Corp.	9,550	369,203
Carnival plc	16,438	664,988
CEC Entertainment, Inc.	12,468	390,248
Cedar Fair LP	3,166	104,573
Compass Group plc	42,552	491,540
Cracker Barrel Old Country Store, Inc.	2,330	143,179
Dunkin’ Brands Group, Inc.	21,100	671,402
Genting Malaysia Bhd	2,600	2,925
International Game Technology	24,042	333,463
International Speedway Corp., Class A	4,919	131,977
Las Vegas Sands Corp.	4,800	223,920
Marriott International, Inc. Class A	29,420	1,067,652
McDonald’s Corp.	14,331	1,247,370
Minor International PCL	808,000	508,126
Orient-Express Hotels Ltd. Class A(1)	2,656	32,748
Panera Bread Co., Class A(1)	4,300	690,150
Papa John’s International, Inc.(1)	1,969	104,219
Paradise Co. Ltd.	20,257	350,758
Royal Caribbean Cruises Ltd.	20,000	705,000
Sands China Ltd.	120,000	511,729
Six Flags Entertainment Corp.	622	38,241
Starbucks Corp.	32,227	1,671,615
Vail Resorts, Inc.	264	14,868
Whitbread plc	35,188	1,352,472
WMS Industries, Inc.(1)	1,933	32,668
Wyndham Worldwide Corp.	5,400	265,086
		12,449,237
HOUSEHOLD DURABLES — 0.9%
Cavco Industries, Inc.(1)	916	47,174
CSS Industries, Inc.	1,724	35,376
Electrolux AB	28,217	738,362
Garmin Ltd.	30,683	1,193,262
Haier Electronics Group Co. Ltd.(1)	359,000	492,859
Harman International Industries, Inc.	5,946	235,224
Helen of Troy Ltd.(1)	756	23,330
Lennar Corp., Class A	31,900	1,213,476
Libbey, Inc.(1)	1,837	35,858
M.D.C. Holdings, Inc.	3,693	130,141
M/I Homes, Inc.(1)	6,815	149,998
Mohawk Industries, Inc.(1)	9,314	800,911
MRV Engenharia e Participacoes SA	68,200	360,980
Newell Rubbermaid, Inc.	55,053	1,200,706
PulteGroup, Inc.(1)	72,717	1,222,373
Standard Pacific Corp.(1)	30,117	201,784
Toll Brothers, Inc.(1)	40,300	1,283,152
Tupperware Brands Corp.	642	41,634
		9,406,600
HOUSEHOLD PRODUCTS — 1.0%
Central Garden and Pet Co.(1)	1,575	18,475
Church & Dwight Co., Inc.	36,799	1,992,666
Clorox Co.	3,993	304,866
Colgate-Palmolive Co.	9,251	1,003,734
Energizer Holdings, Inc.	12,234	975,784
Henkel AG & Co. KGaA Preference Shares	6,371	532,363

19

Shares/ Principal Amount	Value
Kimberly-Clark Corp.	3,056	$ 261,960
LG Household & Health Care Ltd.	1,231	734,382
Procter & Gamble Co. (The)	47,379	3,308,476
Svenska Cellulosa AB B Shares	13,185	266,936
Unicharm Corp.	23,100	1,179,729
		10,579,371
INDUSTRIAL CONGLOMERATES — 0.8%
Alfa SAB de CV, Series A	398,027	828,771
Danaher Corp.	49,290	2,660,181
General Electric Co.	210,891	4,456,127
Koninklijke Philips Electronics NV	18,652	481,761
Raven Industries, Inc.	2,905	75,501
Standex International Corp.	881	43,398
		8,545,739
INSURANCE — 2.8%
ACE Ltd.	5,765	456,761
Aflac, Inc.	30,274	1,604,219
AIA Group Ltd.	191,700	745,756
Allied World Assurance Co. Holdings AG	10,366	841,408
Allstate Corp. (The)	60,656	2,455,355
Alterra Capital Holdings Ltd.	2,206	51,620
American Equity Investment Life Holding Co.	1,441	16,615
American International Group, Inc.(1)	36,172	1,198,378
Amtrust Financial Services, Inc.	876	25,246
Aon plc	9,396	533,693
Aspen Insurance Holdings Ltd.	988	30,924
Assurant, Inc.	11,357	388,523
Axis Capital Holdings Ltd.	26,542	954,716
Baldwin & Lyons, Inc., Class B	1,953	44,880
Berkshire Hathaway, Inc., Class B(1)	19,194	1,690,607
Chubb Corp. (The)	12,574	968,072
Cincinnati Financial Corp.	17,700	717,204
Discovery Holdings Ltd.	100,732	632,351
Everest Re Group Ltd.	1,723	186,894
Hanover Insurance Group, Inc. (The)	638	23,319
HCC Insurance Holdings, Inc.	22,655	835,516
Infinity Property & Casualty Corp.	885	48,427
Loews Corp.	18,741	766,132
Marsh & McLennan Cos., Inc.	17,089	601,875
MetLife, Inc.	65,734	2,181,711
Muenchener Rueckversicherungs AG	13,271	2,265,324
National Financial Partners Corp.(1)	1,784	29,632
Ping An Insurance Group Co. H Shares	164,500	1,244,861
Platinum Underwriters Holdings Ltd.	951	42,339
Powszechny Zaklad Ubezpieczen SA	1,663	208,281
Primerica, Inc.	790	22,618
Principal Financial Group, Inc.	23,372	634,550
ProAssurance Corp.	253	22,942
Prudential Financial, Inc.	37,155	1,936,519
Reinsurance Group of America, Inc.	8,603	440,474
Symetra Financial Corp.	20,699	253,149
Torchmark Corp.	2,580	134,134
Travelers Cos., Inc. (The)	38,206	2,705,749
United Fire Group, Inc.	1,944	40,299
Unum Group	17,907	365,124
Validus Holdings Ltd.	8,858	314,105
Zurich Financial Services AG	2,740	699,266
		29,359,568
INTERNET AND CATALOG RETAIL — 0.6%
Amazon.com, Inc.(1)	12,942	3,262,031
Expedia, Inc.	16,753	1,036,341
HSN, Inc.	1,408	74,469
priceline.com, Inc.(1)	1,900	1,260,004
Rakuten, Inc.	77,696	655,046
		6,287,891
INTERNET SOFTWARE AND SERVICES — 1.4%
Baidu, Inc. ADR(1)	3,513	338,337
Blucora, Inc.(1)	6,992	103,132
CoStar Group, Inc.(1)	1,044	90,682
eBay, Inc.(1)	51,287	2,708,979
Equinix, Inc.(1)	4,800	891,648
Google, Inc., Class A(1)	6,999	4,887,892
LinkedIn Corp., Class A(1)	9,800	1,059,772
Mail.ru Group Ltd. GDR	12,916	426,228
Market Leader, Inc.(1)	4,102	27,278
NIC, Inc.	1,513	22,710
Perficient, Inc.(1)	3,221	35,077
Rackspace Hosting, Inc.(1)	22,446	1,551,467
SPS Commerce, Inc.(1)	419	15,444

20

Shares/ Principal Amount	Value
Stamps.com, Inc.(1)	786	$ 19,941
Telecity Group plc	39,798	546,444
Tencent Holdings Ltd.	65,400	2,136,626
ValueClick, Inc.(1)	3,201	60,403
Web.com Group, Inc.(1)	4,172	63,039
		14,985,099
IT SERVICES — 1.7%
Accenture plc, Class A	10,677	725,182
Alliance Data Systems Corp.(1)	29,400	4,189,206
Cardtronics, Inc.(1)	807	18,513
Cognizant Technology Solutions Corp., Class A(1)	10,700	719,361
Computer Task Group, Inc.(1)	1,612	29,403
Convergys Corp.	1,723	26,896
DST Systems, Inc.	2,041	117,643
Fiserv, Inc.(1)	1,360	104,706
FleetCor Technologies, Inc.(1)	1,152	60,123
Global Payments, Inc.	1,680	73,769
Heartland Payment Systems, Inc.	4,161	123,290
International Business Machines Corp.	37,811	7,186,737
MasterCard, Inc., Class A	5,759	2,814,308
MAXIMUS, Inc.	949	59,777
NeuStar, Inc., Class A(1)	621	24,964
SAIC, Inc.	3,356	38,695
Teradata Corp.(1)	29,400	1,748,712
WEX, Inc.(1)	430	30,943
		18,092,228
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	1,668	42,984
Hasbro, Inc.	5,001	192,339
Polaris Industries, Inc.	2,532	214,739
Smith & Wesson Holding Corp.(1)	6,992	74,115
Sturm Ruger & Co., Inc.	1,378	80,737
		604,914
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	26,208	1,003,504
Covance, Inc.(1)	381	21,721
Life Technologies Corp.(1)	13,258	654,282
Luminex Corp.(1)	1,250	21,525
PAREXEL International Corp.(1)	1,542	49,791
Sequenom, Inc.(1)	3,303	16,086
Waters Corp.(1)	8,441	713,687
		2,480,596
MACHINERY — 1.8%
Actuant Corp., Class A	4,827	138,873
Altra Holdings, Inc.	3,134	58,951
Atlas Copco AB A Shares	20,422	526,100
Barnes Group, Inc.	1,378	29,062
Briggs & Stratton Corp.	1,752	35,548
Chart Industries, Inc.(1)	10,500	635,040
CLARCOR, Inc.	571	26,483
Crane Co.	4,968	210,842
Deere & Co.	9,266	778,807
Dover Corp.	9,010	572,946
Dynamic Materials Corp.	2,344	32,793
FANUC Corp.	5,500	927,397
Flowserve Corp.	2,926	405,397
FreightCar America, Inc.	1,363	28,664
Gardner Denver, Inc.	3,527	246,361
IDEX Corp.	966	43,422
Illinois Tool Works, Inc.	23,028	1,417,834
Ingersoll-Rand plc	21,077	1,028,136
ITT Corp.	24,854	555,984
John Bean Technologies Corp.	1,716	27,954
Joy Global, Inc.	11,000	626,890
Kaydon Corp.	17,936	413,066
Kennametal, Inc.	2,100	80,052
Kone Oyj	11,263	843,731
Kubota Corp.	124,000	1,316,188
L.B. Foster Co., Class A	739	30,632
Lincoln Electric Holdings, Inc.	9,347	444,076
Lindsay Corp.	1,518	120,059
Marcopolo SA Preference Shares	65,400	384,418
Middleby Corp.(1)	743	94,651
Mitsubishi Heavy Industries Ltd.	134,000	622,575
Mueller Industries, Inc., Class A	398	19,008
Mueller Water Products, Inc. Class A	8,366	46,682
PACCAR, Inc.	12,310	540,901
Parker-Hannifin Corp.	15,904	1,306,514
Sauer-Danfoss, Inc.	10,167	534,072
SKF AB B Shares	17,338	416,945
Titan International, Inc.	5,809	118,097
Trinity Industries, Inc.	26,047	827,513
Valmont Industries, Inc.	9,100	1,270,906

21

Shares/ Principal Amount	Value
Volvo AB B Shares	62,438	$ 884,484
Woodward, Inc.	9,108	333,080
		19,001,134
MEDIA — 2.2%
Belo Corp. Class A	6,625	47,700
CBS Corp., Class B	60,408	2,173,480
Charter Communications, Inc., Class A(1)	3,851	272,843
Comcast Corp., Class A	165,852	6,166,377
Discovery Communications, Inc. Class A(1)	12,100	730,961
DISH Network Corp., Class A(1)	5,600	207,424
Entercom Communications Corp., Class A(1)	5,587	35,478
Entravision Communications Corp., Class A	22,705	34,058
Focus Media Holding Ltd. ADR	18,287	444,191
Kabel Deutschland Holding AG	21,541	1,557,643
Liberty Global, Inc. Class A(1)	12,600	706,104
LIN TV Corp., Class A(1)	8,146	52,786
Naspers Ltd. N Shares	15,581	962,158
Nexstar Broadcasting Group, Inc. Class A(1)	2,012	18,108
PT Media Nusantara Citra Tbk	1,105,000	308,112
Publicis Groupe SA	8,943	505,883
ReachLocal, Inc.(1)	2,232	24,463
Regal Entertainment Group Class A	38,860	605,439
Scholastic Corp.	1,637	45,934
Scripps Networks Interactive, Inc. Class A	31,665	1,869,502
SES SA	50,416	1,426,116
Sirius XM Radio, Inc.(1)	319,600	888,488
Thomson Reuters Corp.	9,611	264,687
Time Warner Cable, Inc.	12,087	1,146,935
Time Warner, Inc.	21,980	1,039,654
Viacom, Inc., Class B	29,706	1,533,127
		23,067,651
METALS AND MINING — 1.4%
Antofagasta plc	70,207	1,448,771
BHP Billiton Ltd.	65,229	2,341,029
Carpenter Technology Corp.	17,353	840,926
Century Aluminum Co.(1)	1,090	8,469
Coeur d’Alene Mines Corp.(1)	43,530	1,012,508
Compass Minerals International, Inc.	785	59,974
Freeport-McMoRan Copper & Gold, Inc.	26,558	1,036,028
Globe Specialty Metals, Inc.	1,041	14,428
Haynes International, Inc.	322	14,986
Hecla Mining Co.	2,735	15,863
Kaiser Aluminum Corp.	269	16,374
Koza Altin Isletmeleri AS	22,708	566,794
Newmont Mining Corp.	10,349	487,334
Nucor Corp.	31,648	1,303,265
Rio Tinto plc	42,211	2,092,084
Schnitzer Steel Industries, Inc. Class A	1,541	43,441
Southern Copper Corp.	19,288	700,154
Titanium Metals Corp.	3,192	53,051
Umicore SA	22,168	1,151,639
Vale SA Preference Shares	60,200	1,033,948
		14,241,066
MULTI-UTILITIES — 0.3%
Ameren Corp.	12,548	376,064
Avista Corp.	1,904	45,144
DTE Energy Co.	8,481	513,779
NorthWestern Corp.	769	26,677
PG&E Corp.	30,889	1,264,904
Public Service Enterprise Group, Inc.	36,062	1,085,106
Wisconsin Energy Corp.	4,831	181,307
		3,492,981
MULTILINE RETAIL — 0.7%
Dillard’s, Inc., Class A	7,077	629,216
Dollar General Corp.(1)	18,998	949,900
Dollar Tree, Inc.(1)	17,100	713,754
Family Dollar Stores, Inc.	12,800	911,360
Kohl’s Corp.	8,420	375,953
Macy’s, Inc.	38,624	1,494,749
SACI Falabella	51,803	518,084
Saks, Inc.(1)	3,478	36,519
Target Corp.	22,508	1,420,930
		7,050,465
OIL, GAS AND CONSUMABLE FUELS — 4.5%
Alliance Resource Partners LP	614	34,918
Alon USA Energy, Inc.	2,949	41,935
Alon USA Partners LP(1)	443	8,364
Apache Corp.	14,458	1,114,567
Berry Petroleum Co., Class A	1,089	33,879
BG Group plc	54,455	933,523
Bonanza Creek Energy, Inc.(1)	1,153	27,326
Cabot Oil & Gas Corp.	50,400	2,373,840
Callon Petroleum Co.(1)	2,594	12,166
Chevron Corp.	43,399	4,586,840

22

Shares/ Principal Amount	Value
China Shenhua Energy Co. Ltd. H Shares	166,000	$ 680,047
CNOOC Ltd.	558,000	1,193,729
Concho Resources, Inc.(1)	12,000	963,120
Delek US Holdings, Inc.	2,301	60,447
Devon Energy Corp.	7,995	413,102
Dragon Oil plc	53,006	471,326
Energy XXI Bermuda Ltd.	15,785	500,069
ENI SpA	76,581	1,810,682
EOG Resources, Inc.	13,019	1,531,295
EQT Corp.	7,498	450,330
EQT Midstream Partners LP	1,478	45,404
Exxaro Resources Ltd.	15,137	262,970
Exxon Mobil Corp.	126,704	11,167,691
Gulfport Energy Corp.(1)	4,601	175,022
Hugoton Royalty Trust	3,444	27,070
Imperial Oil Ltd.	26,923	1,147,822
Kodiak Oil & Gas Corp.(1)	91,289	783,260
Kunlun Energy Co. Ltd.	544,000	1,107,626
Marathon Petroleum Corp.	27,361	1,629,074
Murphy Oil Corp.	7,544	428,047
Noble Energy, Inc.	12,810	1,252,177
NovaTek OAO GDR	6,125	671,912
Occidental Petroleum Corp.	15,021	1,129,729
Pacific Coast Oil Trust	2,989	52,636
Pacific Rubiales Energy Corp.	14,267	311,236
PDC Energy, Inc.(1)	621	22,281
Peabody Energy Corp.	6,939	174,238
Phillips 66	7,107	372,194
Rosetta Resources, Inc.(1)	2,512	112,889
Royal Dutch Shell plc, Class A	22,200	744,037
SandRidge Mississippian Trust II	1,118	18,726
Southwestern Energy Co.(1)	9,467	328,600
Spectra Energy Partners LP	7,864	234,269
Statoil ASA	75,311	1,841,410
Stone Energy Corp.(1)	2,086	43,243
Suncor Energy, Inc.	33,919	1,106,099
Swift Energy Co.(1)	955	14,783
Tesoro Corp.	16,396	693,223
Tesoro Logistics LP	692	31,901
Total SA ADR	14,470	725,815
Tullow Oil plc	18,727	413,148
Ultra Petroleum Corp.(1)	9,760	195,688
Vaalco Energy, Inc.(1)	8,371	70,902
Valero Energy Corp.	64,327	2,075,189
W&T Offshore, Inc.	2,733	45,286
Western Refining, Inc.	25,500	740,775
		47,437,877
PAPER AND FOREST PRODUCTS — 0.1%
Buckeye Technologies, Inc.	2,129	59,016
Clearwater Paper Corp.(1)	1,264	50,244
International Paper Co.	15,710	583,469
KapStone Paper and Packaging Corp.(1)	6,249	136,978
Louisiana-Pacific Corp.(1)	1,882	32,785
Neenah Paper, Inc.	1,663	46,664
		909,156
PERSONAL PRODUCTS — 0.3%
Estee Lauder Cos., Inc. (The), Class A	18,898	1,100,809
Hengan International Group Co. Ltd.	43,500	392,893
Hypermarcas SA(1)	47,800	344,497
Inter Parfums, Inc.	917	18,358
L’Oreal SA	3,889	527,786
Nu Skin Enterprises, Inc., Class A	20,506	930,972
		3,315,315
PHARMACEUTICALS — 4.0%
Abbott Laboratories	75,435	4,903,275
Allergan, Inc.	21,378	1,982,810
Aspen Pharmacare Holdings Ltd.	41,198	725,080
Auxilium Pharmaceuticals, Inc.(1)	1,355	25,935
Bristol-Myers Squibb Co.	33,396	1,089,711
Eli Lilly & Co.	52,829	2,590,734
Hospira, Inc.(1)	6,920	206,216
Impax Laboratories, Inc.(1)	2,873	58,437
Jazz Pharmaceuticals plc(1)	1,060	57,113
Johnson & Johnson	100,171	6,984,924
Medicines Co. (The)(1)	1,514	32,506
Medicis Pharmaceutical Corp., Class A	1,424	61,588
Merck & Co., Inc.	105,798	4,686,851
Nektar Therapeutics(1)	2,468	16,116
Novo Nordisk A/S B Shares	13,650	2,167,800
Optimer Pharmaceuticals, Inc.(1)	1,638	16,691
Perrigo Co.	19,900	2,059,650
Pfizer, Inc.	248,216	6,210,364
Questcor Pharmaceuticals, Inc.	1,472	38,198

23

Shares/ Principal Amount	Value
Roche Holding AG	15,961	$ 3,141,563
Sanofi	34,405	3,072,223
ViroPharma, Inc.(1)	571	14,155
VIVUS, Inc.(1)	2,501	28,261
Watson Pharmaceuticals, Inc.(1)	17,800	1,566,578
		41,736,779
PROFESSIONAL SERVICES — 0.6%
Adecco SA	18,804	929,141
Barrett Business Services, Inc.	1,359	45,187
Capita Group plc (The)	68,389	835,467
CDI Corp.	3,381	55,854
Dun & Bradstreet Corp.	14,522	1,149,852
Equifax, Inc.	7,620	390,449
Experian plc	46,687	775,672
Exponent, Inc.(1)	760	40,615
Huron Consulting Group, Inc.(1)	1,212	39,923
IHS, Inc. Class A(1)	6,724	619,549
Kforce, Inc.(1)	2,379	30,594
On Assignment, Inc.(1)	4,276	85,221
SGS SA	390	874,943
		5,872,467
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.6%
American Campus Communities, Inc.	22,562	988,216
American Tower Corp.	6,765	506,901
Apartment Investment & Management Co., Class A	19,041	477,358
Apollo Commercial Real Estate Finance, Inc.	1,298	21,664
Associated Estates Realty Corp.	1,893	28,641
AvalonBay Communities, Inc.	6,897	908,956
BioMed Realty Trust, Inc.	2,556	49,254
Boston Properties, Inc.	9,684	993,869
Brandywine Realty Trust	22,179	264,595
BRE Properties, Inc.	4,900	238,385
Camden Property Trust	8,609	565,611
Campus Crest Communities, Inc.	4,355	49,821
Capstead Mortgage Corp.	2,309	28,031
CBL & Associates Properties, Inc.	16,753	377,110
Cedar Realty Trust, Inc.	3,297	17,870
Chimera Investment Corp.	6,796	18,621
Colony Financial, Inc.	1,163	23,283
CommonWealth REIT	1,432	21,666
CreXus Investment Corp.	2,306	28,802
DCT Industrial Trust, Inc.	46,078	287,987
DDR Corp.	27,504	421,086
DiamondRock Hospitality Co.	19,725	172,397
Digital Realty Trust, Inc.	21,205	1,368,571
Douglas Emmett, Inc.	15,900	361,089
Duke Realty Corp.	12,257	165,470
EastGroup Properties, Inc.	280	14,638
Equity Lifestyle Properties, Inc.	414	27,175
Equity One, Inc.	11,200	231,504
Equity Residential	15,776	875,726
Essex Property Trust, Inc.	1,005	141,192
Extra Space Storage, Inc.	11,836	416,035
First Industrial Realty Trust, Inc.(1)	12,696	167,587
General Growth Properties, Inc.	23,156	448,532
Government Properties Income Trust	721	16,619
Hatteras Financial Corp.	1,001	26,687
HCP, Inc.	29,487	1,328,389
Health Care REIT, Inc.	10,930	643,668
Healthcare Realty Trust, Inc.	923	22,014
Hersha Hospitality Trust	8,567	40,179
Highwoods Properties, Inc.	887	28,597
Host Hotels & Resorts, Inc.	49,692	729,975
Kilroy Realty Corp.	7,684	346,548
Kimco Realty Corp.	20,971	403,901
LaSalle Hotel Properties	2,225	53,645
Lexington Realty Trust	4,944	47,413
Link Real Estate Investment Trust (The)	155,535	843,881
Macerich Co. (The)	9,590	541,835
Mack-Cali Realty Corp.	1,896	47,931
Medical Properties Trust, Inc.	1,327	15,486
MFA Financial, Inc.	3,106	26,121
National Retail Properties, Inc.	2,132	65,495
Newcastle Investment Corp.	27,166	227,923
Omega Healthcare Investors, Inc.	1,327	30,415
Pebblebrook Hotel Trust	5,096	106,252
PennyMac Mortgage Investment Trust	1,951	48,092
Piedmont Office Realty Trust, Inc., Class A	33,169	585,433
Post Properties, Inc.	7,600	373,388
ProLogis, Inc.	28,276	959,687
PS Business Parks, Inc.	564	36,372

24

Shares/ Principal Amount	Value
Public Storage	7,100	$ 998,544
Rayonier, Inc.	2,200	109,648
RLJ Lodging Trust	2,078	38,630
Sabra Health Care REIT, Inc.	1,857	40,297
Simon Property Group, Inc.	26,806	4,077,997
SL Green Realty Corp.	3,623	273,102
Sovran Self Storage, Inc.	1,314	81,192
Summit Hotel Properties, Inc.	1,714	15,049
Sun Communities, Inc.	1,301	50,219
Sunstone Hotel Investors, Inc.(1)	14,746	152,179
Taubman Centers, Inc.	5,732	444,058
UDR, Inc.	12,058	277,455
Urstadt Biddle Properties, Inc., Class A	1,832	34,423
Ventas, Inc.	28,437	1,810,015
Vornado Realty Trust	5,519	421,817
Washington Real Estate Investment Trust	1,040	26,957
Weingarten Realty Investors	1,744	47,402
Weyerhaeuser Co.	13,673	376,828
		27,579,401
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.8%
BR Malls Participacoes SA	120,400	1,546,696
BR Properties SA	79,000	931,674
CBRE Group, Inc.(1)	95,693	1,811,468
China Overseas Land & Investment Ltd.	470,000	1,391,770
Daito Trust Construction Co. Ltd.	11,200	1,085,558
Forest City Enterprises, Inc. Class A(1)	7,000	105,350
Mitsubishi Estate Co. Ltd.	68,000	1,310,754
Realogy Holdings Corp.(1)	4,384	165,321
		8,348,591
ROAD AND RAIL — 1.0%
AMERCO, Inc.	126	15,121
Canadian Pacific Railway Ltd.	12,100	1,129,414
Canadian Pacific Railway Ltd.	12,468	1,163,521
Celadon Group, Inc.	2,373	41,005
Genesee & Wyoming, Inc. Class A(1)	9,968	727,166
Heartland Express, Inc.	33,059	453,900
Kansas City Southern	36,500	2,852,475
Marten Transport Ltd.	2,489	47,092
Union Pacific Corp.	33,803	4,150,332
Werner Enterprises, Inc.	1,055	22,883
		10,602,909
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
Analog Devices, Inc.	5,477	222,366
Applied Materials, Inc.	237,531	2,548,708
ARM Holdings plc	208,052	2,579,979
ASML Holding NV	21,593	1,349,097
Avago Technologies Ltd.	25,400	891,540
Broadcom Corp., Class A	41,075	1,330,009
Cirrus Logic, Inc.(1)	2,505	78,457
Cypress Semiconductor Corp.	4,737	48,081
Diodes, Inc.(1)	2,072	31,370
Intel Corp.	124,742	2,441,201
Intersil Corp., Class A	2,084	14,859
KLA-Tencor Corp.	26,299	1,195,816
Linear Technology Corp.	40,917	1,358,035
M/A-COM Technology Solutions Holdings, Inc.(1)	2,544	35,921
Marvell Technology Group Ltd.	59,832	507,375
MaxLinear, Inc. Class A(1)	2,836	15,229
MediaTek, Inc.	40,000	455,015
Microchip Technology, Inc.	5,540	168,527
MKS Instruments, Inc.	1,005	24,371
Nanometrics, Inc.(1)	4,080	58,997
NXP Semiconductor NV(1)	29,500	722,160
ON Semiconductor Corp.(1)	5,177	34,324
Photronics, Inc.(1)	6,181	31,832
Rudolph Technologies, Inc.(1)	2,641	29,210
Samsung Electronics Co. Ltd.	6,427	8,344,980
Semtech Corp.(1)	2,531	69,223
Silicon Image, Inc.(1)	4,955	23,090
Skyworks Solutions, Inc.(1)	3,280	74,292
Spansion, Inc., Class A(1)	6,802	79,719
Taiwan Semiconductor Manufacturing Co. Ltd.	1,040,425	3,534,451
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	76,693	1,324,488
Teradyne, Inc.(1)	100,445	1,570,960
Texas Instruments, Inc.	31,911	940,417
Ultratech, Inc.(1)	2,899	95,145
Xilinx, Inc.	67,774	2,348,369
		34,577,613
SOFTWARE — 2.7%
Activision Blizzard, Inc.	9,431	107,891
Adobe Systems, Inc.(1)	48,559	1,680,627
Allot Communications Ltd.(1)	3,174	69,320
Aspen Technology, Inc.(1)	2,387	62,038

25

Shares/ Principal Amount	Value
Bottomline Technologies, Inc.(1)	1,245	$ 30,515
BroadSoft, Inc.(1)	927	29,321
CA, Inc.	35,987	797,472
Cadence Design Systems, Inc.(1)	66,038	840,664
Citrix Systems, Inc.(1)	29,500	1,804,220
CommVault Systems, Inc.(1)	14,202	942,445
Compuware Corp.(1)	3,358	31,397
Dassault Systemes SA	6,661	753,678
Guidance Software, Inc.(1)	3,694	41,188
JDA Software Group, Inc.(1)	234	10,450
Mentor Graphics Corp.(1)	1,449	21,634
Microsoft Corp.	304,017	8,092,933
NetScout Systems, Inc.(1)	2,892	72,647
NetSuite, Inc.(1)	25,300	1,508,386
Oracle Corp.	226,230	7,261,983
Parametric Technology Corp.(1)	1,059	21,434
PROS Holdings, Inc.(1)	1,785	31,648
SAP AG	18,730	1,462,533
ServiceNow, Inc.(1)	9,672	315,597
SolarWinds, Inc.(1)	1,063	59,560
Splunk, Inc.(1)	38,486	1,162,277
Symantec Corp.(1)	40,054	751,413
Synchronoss Technologies, Inc.(1)	949	17,329
TeleCommunication Systems, Inc. Class A(1)	9,660	21,735
TIBCO Software, Inc.(1)	1,030	25,802
Ultimate Software Group, Inc.(1)	641	60,581
Websense, Inc.(1)	6,750	94,230
Workday, Inc.(1)	4,870	243,987
		28,426,935
SPECIALTY RETAIL — 3.3%
Aaron’s, Inc.	1,420	40,754
Advance Auto Parts, Inc.	3,356	245,491
American Eagle Outfitters, Inc.	805	17,066
ANN, Inc.(1)	2,334	78,306
Asbury Automotive Group, Inc.(1)	1,488	44,923
Ascena Retail Group, Inc.(1)	2,470	49,647
Belle International Holdings Ltd.	295,000	619,674
Buckle, Inc. (The)	6,996	357,845
Cabela’s, Inc.(1)	25,527	1,219,425
Chico’s FAS, Inc.	27,170	506,721
Conn’s, Inc.(1)	1,229	34,756
Destination Maternity Corp.	1,630	36,219
DSW, Inc., Class A	21,686	1,475,299
Fast Retailing Co. Ltd.	3,200	726,682
Foot Locker, Inc.	24,744	886,825
Francesca’s Holdings Corp.(1)	1,362	35,453
GameStop Corp., Class A	5,900	154,875
Gap, Inc. (The)	22,700	782,242
Genesco, Inc.(1)	1,615	89,358
GNC Holdings, Inc. Class A	59,963	2,106,500
Group 1 Automotive, Inc.	502	30,502
Haverty Furniture Cos., Inc.	1,183	19,815
Home Depot, Inc. (The)	56,989	3,708,274
Inditex SA	8,999	1,233,565
Lithia Motors, Inc., Class A	8,202	293,468
Lowe’s Cos., Inc.	90,465	3,264,882
Lumber Liquidators Holdings, Inc.(1)	12,200	654,896
Men’s Wearhouse, Inc. (The)	653	21,183
Mr Price Group Ltd.	21,665	324,107
O’Reilly Automotive, Inc.(1)	17,681	1,663,428
OfficeMax, Inc.	1,666	16,660
Penske Automotive Group, Inc.	1,343	39,122
PetSmart, Inc.	53,779	3,800,024
Ross Stores, Inc.	25,700	1,462,844
Rue21, Inc.(1)	1,449	41,601
Sally Beauty Holdings, Inc.(1)	29,100	737,685
Select Comfort Corp.(1)	1,442	38,617
Staples, Inc.	16,980	198,666
TJX Cos., Inc. (The)	36,469	1,617,035
Tractor Supply Co.	30,078	2,695,590
Ulta Salon Cosmetics & Fragrance, Inc.	18,200	1,825,096
Urban Outfitters, Inc.(1)	25,923	977,297
		34,172,418
TEXTILES, APPAREL AND LUXURY GOODS — 1.0%
adidas AG	9,228	811,540
Burberry Group plc	29,098	599,991
Carter’s, Inc.(1)	1,115	59,140
Cie Financiere Richemont SA	6,726	518,585
Culp, Inc.	3,254	46,337
G-III Apparel Group Ltd.(1)	2,119	80,628
Iconix Brand Group, Inc.(1)	3,272	65,963
Lululemon Athletica, Inc.(1)	11,500	825,470
Luxottica Group SpA	18,436	756,473

26

Shares/ Principal Amount	Value
LVMH Moet Hennessy Louis Vuitton SA	5,974	$ 1,048,104
Michael Kors Holdings Ltd.(1)	28,424	1,510,736
Movado Group, Inc.	2,298	79,718
Oxford Industries, Inc.	1,447	79,064
Prada SpA	162,000	1,337,772
PVH Corp.	12,300	1,409,457
True Religion Apparel, Inc.	828	21,602
Under Armour, Inc. Class A(1)	13,100	678,973
Vera Bradley, Inc.(1)	2,397	66,421
VF Corp.	4,800	770,448
Wolverine World Wide, Inc.	403	17,442
		10,783,864
THRIFTS AND MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	2,512	21,252
Capitol Federal Financial, Inc.	43,016	511,460
Flushing Financial Corp.	1,573	23,532
Ocwen Financial Corp.(1)	10,721	384,455
Oritani Financial Corp.	1,547	22,586
People’s United Financial, Inc.	42,924	523,244
Provident Financial Services, Inc.	1,739	25,198
Rockville Financial, Inc.	2,063	26,778
Simplicity Bancorp, Inc.	1,323	18,694
ViewPoint Financial Group, Inc.	4,670	95,501
Washington Federal, Inc.	1,323	21,261
		1,673,961
TOBACCO — 1.0%
Altria Group, Inc.	10,870	367,515
British American Tobacco plc	25,942	1,360,772
ITC Ltd.	220,519	1,210,128
Japan Tobacco, Inc.	33,800	1,012,749
Lorillard, Inc.	6,200	751,192
Philip Morris International, Inc.	52,300	4,700,724
Universal Corp.	12,715	634,479
		10,037,559
TRADING COMPANIES AND DISTRIBUTORS — 0.6%
Applied Industrial Technologies, Inc.	1,637	65,529
Beacon Roofing Supply, Inc.(1)	4,493	138,564
DXP Enterprises, Inc.(1)	1,718	82,962
Erickson Air-Crane, Inc.(1)	3,076	23,439
Fastenal Co.	21,300	890,553
H&E Equipment Services, Inc.	3,706	57,628
Kaman Corp.	1,229	44,539
Mitsubishi Corp.	49,300	933,551
PT AKR Corporindo Tbk	1,385,500	621,009
SeaCube Container Leasing Ltd.	1,381	25,369
Titan Machinery, Inc.(1)	3,038	67,262
United Rentals, Inc.(1)	44,427	1,845,053
Watsco, Inc.	727	52,119
Wolseley plc	26,255	1,218,608
		6,066,185
TRANSPORTATION INFRASTRUCTURE — 0.3%
CCR SA	63,300	543,892
Grupo Aeroportuario del Sureste SAB de CV B Shares	19,677	200,825
Koninklijke Vopak NV	19,851	1,466,677
TAV Havalimanlari Holding AS(1)	96,517	479,655
		2,691,049
WATER UTILITIES†
Artesian Resources Corp., Class A	1,362	28,289
Cia de Saneamento de Minas Gerais-COPASA	21,526	453,327
		481,616
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
Axiata Group Bhd	449,000	874,440
Crown Castle International Corp.(1)	24,898	1,681,113
KDDI Corp.	12,713	940,733
Mobile Telesystems OJSC ADR	27,090	472,179
Rogers Communications, Inc., Class B	8,822	389,612
SBA Communications Corp., Class A(1)	71,903	4,948,364
		9,306,441
TOTAL COMMON STOCKS (Cost $651,516,624)		822,809,185
Corporate Bonds — 8.2%
AEROSPACE AND DEFENSE — 0.1%
B/E Aerospace, Inc., 6.875%, 10/1/20	125,000	140,000
L-3 Communications Corp., 4.75%, 7/15/20	50,000	55,946
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	102,565
Raytheon Co., 4.40%, 2/15/20	10,000	11,571
Raytheon Co., 2.50%, 12/15/22(6)	60,000	59,994
United Technologies Corp., 5.70%, 4/15/40	100,000	133,617

27

Shares/ Principal Amount	Value
United Technologies Corp., 4.50%, 6/1/42	$ 20,000	$ 22,783
		526,476
AIRLINES†
United Air Lines, Inc., 9.875%, 8/1/13(2)	125,000	127,031
AUTO COMPONENTS — 0.2%
Allison Transmission, Inc., 7.125%, 5/15/19(2)	150,000	160,500
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	225,000	233,438
Delphi Corp., 5.875%, 5/15/19	125,000	135,625
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	225,000	247,500
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	300,000	321,750
Tenneco, Inc., 6.875%, 12/15/20	250,000	270,312
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	28,000	31,500
TRW Automotive, Inc., 8.875%, 12/1/17(2)	225,000	248,625
Visteon Corp., 6.75%, 4/15/19	225,000	238,500
		1,887,750
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(2)	150,000	150,826
American Honda Finance Corp., 2.50%, 9/21/15(2)	160,000	167,279
American Honda Finance Corp., 1.50%, 9/11/17(2)	30,000	30,175
Daimler Finance North America LLC, 2.625%, 9/15/16(2)	150,000	156,720
Ford Motor Co., 7.45%, 7/16/31	300,000	378,000
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	150,000	164,801
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)	30,000	30,116
		1,077,917
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	210,000	282,415
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	90,000	90,528
Coca-Cola Co. (The), 1.80%, 9/1/16	100,000	103,627
Constellation Brands, Inc., 7.25%, 9/1/16	125,000	145,000
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	40,000	42,344
PepsiCo, Inc., 4.875%, 11/1/40	40,000	47,134
PepsiCo, Inc., 3.60%, 8/13/42	20,000	19,538
SABMiller Holdings, Inc., 2.45%, 1/15/17(2)	110,000	115,350
United Technologies Corp., 6.05%, 6/1/36	106,000	142,457
		988,393
BIOTECHNOLOGY†
Amgen, Inc., 2.125%, 5/15/17	100,000	103,802
Amgen, Inc., 3.625%, 5/15/22	10,000	10,756
Amgen, Inc., 6.40%, 2/1/39	20,000	25,700
Celgene Corp., 3.25%, 8/15/22	40,000	41,137
Gilead Sciences, Inc., 4.40%, 12/1/21	70,000	80,379
		261,774
BUILDING PRODUCTS†
Masco Corp., 5.95%, 3/15/22	250,000	277,608
USG Corp., 8.375%, 10/15/18(2)	100,000	110,500
		388,108
CAPITAL MARKETS†
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	170,000	205,778
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17	40,000	43,048
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	50,000	54,359
Jefferies Group, Inc., 5.125%, 4/13/18	70,000	73,412
Merrill Lynch & Co., Inc., MTN, 5.45%, 7/15/14	125,000	133,398
		509,995
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18	145,000	178,427
Dow Chemical Co. (The), 5.90%, 2/15/15	70,000	77,589
Dow Chemical Co. (The), 2.50%, 2/15/16	60,000	62,556

28

Shares/ Principal Amount	Value
Eastman Chemical Co., 3.60%, 8/15/22	$ 100,000	$ 104,974
Ecolab, Inc., 4.35%, 12/8/21	60,000	67,354
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	175,000	177,625
Ineos Finance plc, 8.375%, 2/15/19(2)	100,000	107,000
Ineos Finance plc, 7.50%, 5/1/20(2)	125,000	129,687
LyondellBasell Industries NV, 5.00%, 4/15/19	125,000	139,531
Momentive Performance Materials, Inc., 10.00%, 10/15/20(2)	125,000	120,625
Momentive Performance Materials, Inc., 9.00%, 1/15/21	75,000	53,063
		1,218,431
COMMERCIAL BANKS — 0.3%
Bank of America N.A., 5.30%, 3/15/17	510,000	570,584
Bank of Nova Scotia, 2.55%, 1/12/17	80,000	84,565
BB&T Corp., 5.70%, 4/30/14	50,000	53,560
BB&T Corp., 3.20%, 3/15/16	120,000	128,235
Capital One Financial Corp., 1.00%, 11/6/15	40,000	39,875
Capital One Financial Corp., 4.75%, 7/15/21	50,000	57,865
Fifth Third Bancorp, 6.25%, 5/1/13	90,000	92,044
HSBC Bank plc, 3.50%, 6/28/15(2)	100,000	106,262
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14	160,000	171,037
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	160,000	167,586
LBG Capital No.1 plc, 7.875%, 11/1/20(2)	250,000	266,875
Regions Bank, 6.45%, 6/26/37	300,000	314,250
Regions Financial Corp., 5.75%, 6/15/15	225,000	243,563
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31	125,000	125,938
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	190,000	207,089
SunTrust Bank, 7.25%, 3/15/18	100,000	122,994
SunTrust Banks, Inc., 3.60%, 4/15/16	29,000	31,060
Toronto-Dominion Bank (The), 2.375%, 10/19/16	120,000	126,424
U.S. Bancorp., 3.44%, 2/1/16	70,000	74,122
U.S. Bancorp., MTN, 2.95%, 7/15/22	20,000	20,501
Wachovia Bank N.A., 4.80%, 11/1/14	181,000	194,252
Wells Fargo & Co., 3.68%, 6/15/16	90,000	98,056
Wells Fargo & Co., 2.10%, 5/8/17	100,000	103,810
Wells Fargo & Co., 4.60%, 4/1/21	30,000	34,850
		3,435,397
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Emergency Medical Services Corp., 8.125%, 6/1/19	250,000	268,125
Iron Mountain, Inc., 8.375%, 8/15/21	75,000	83,250
Republic Services, Inc., 3.80%, 5/15/18	40,000	44,322
Republic Services, Inc., 5.50%, 9/15/19	60,000	71,606
Republic Services, Inc., 3.55%, 6/1/22	30,000	31,681
ServiceMaster Co., 8.00%, 2/15/20	250,000	255,625
Waste Management, Inc., 6.125%, 11/30/39	70,000	89,501
		844,110
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	125,000	83,125
Avaya, Inc., 7.00%, 4/1/19(2)	265,000	239,162
Cisco Systems, Inc., 5.90%, 2/15/39	50,000	66,027
CommScope, Inc., 8.25%, 1/15/19(2)	75,000	81,938
Crown Castle International Corp., 9.00%, 1/15/15	125,000	133,281
Crown Castle International Corp., 5.25%, 1/15/23(2)	125,000	131,094
Nokia Oyj, 5.375%, 5/15/19	50,000	45,250
SBA Communications Corp., 5.625%, 10/1/19(2)	50,000	51,813
		831,690

29

Shares/ Principal Amount	Value
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 2.60%, 9/15/17	$ 130,000	$ 123,879
Seagate Technology HDD Holdings, 6.80%, 10/1/16	250,000	278,438
		402,317
CONSTRUCTION MATERIALS — 0.1%
HD Supply, Inc., 8.125%, 4/15/19(2)	100,000	113,000
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	56,000
Nortek, Inc., 8.50%, 4/15/21	125,000	136,563
Owens Corning, 4.20%, 12/15/22	50,000	50,754
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 1/31/20(2)	250,000	266,250
Vulcan Materials Co., 7.00%, 6/15/18	100,000	112,750
		735,317
CONSUMER FINANCE — 0.2%
American Express Credit Corp., MTN, 2.75%, 9/15/15	150,000	157,938
American Express Credit Corp., MTN, 2.375%, 3/24/17	60,000	63,120
Capital One Bank USA N.A., 8.80%, 7/15/19	50,000	67,769
CIT Group, Inc., 4.75%, 2/15/15(2)	350,000	364,875
PNC Bank N.A., 6.00%, 12/7/17	230,000	279,446
SLM Corp., 6.25%, 1/25/16	50,000	54,500
SLM Corp., MTN, 5.00%, 10/1/13	100,000	103,000
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	250,000	235,000
TransUnion Holding Co., Inc., 9.625%, 6/15/18	250,000	265,000
		1,590,648
CONTAINERS AND PACKAGING — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19	125,000	133,750
Ardagh Packaging Finance plc, 7.375%, 10/15/17(2)	375,000	410,625
Ball Corp., 5.00%, 3/15/22	125,000	133,125
Berry Plastics Corp., VRN, 4.26%, 12/15/12	125,000	125,625
Packaging Dynamics Corp., 8.75%, 2/1/16(2)	75,000	79,312
		882,437
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	20,000	20,308
Catholic Health Initiatives, 2.95%, 11/1/22	35,000	35,863
Laureate Education, Inc., 9.25%, 9/1/19(2)	125,000	128,125
		184,296
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Ally Financial, Inc., 8.30%, 2/12/15	475,000	532,000
Ally Financial, Inc., 4.625%, 6/26/15	125,000	130,385
Ally Financial, Inc., 5.50%, 2/15/17	250,000	266,450
Ally Financial, Inc., 6.25%, 12/1/17	225,000	249,311
Bank of America Corp., 4.50%, 4/1/15	130,000	138,869
Bank of America Corp., 6.50%, 8/1/16	10,000	11,623
Bank of America Corp., 5.75%, 12/1/17	120,000	138,899
Bank of America Corp., 5.70%, 1/24/22	20,000	24,356
Citigroup, Inc., 6.01%, 1/15/15	280,000	306,891
Citigroup, Inc., 4.75%, 5/19/15	50,000	54,055
Citigroup, Inc., 5.50%, 2/15/17	30,000	33,318
Citigroup, Inc., 6.125%, 5/15/18	390,000	467,181
Citigroup, Inc., 4.50%, 1/14/22	30,000	33,789
Deutsche Bank AG (London), 3.875%, 8/18/14	130,000	136,916
General Electric Capital Corp., 3.75%, 11/14/14	110,000	116,272
General Electric Capital Corp., 2.25%, 11/9/15	130,000	134,489
General Electric Capital Corp., 5.625%, 9/15/17	415,000	490,206
General Electric Capital Corp., 4.375%, 9/16/20	190,000	213,312
General Electric Capital Corp., 5.30%, 2/11/21	50,000	57,969
Goldman Sachs Group, Inc. (The), 3.30%, 5/3/15	10,000	10,422
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	400,000	424,146
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	80,000	91,711

30

Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	$ 60,000	$ 71,297
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41	60,000	73,044
HSBC Holdings plc, 5.10%, 4/5/21	70,000	83,259
HSBC Holdings plc, 6.80%, 6/1/38	50,000	63,066
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	125,000	130,937
JPMorgan Chase & Co., 6.00%, 1/15/18	520,000	621,042
JPMorgan Chase & Co., 4.25%, 10/15/20	30,000	33,338
Morgan Stanley, 4.20%, 11/20/14	125,000	130,808
Morgan Stanley, 6.625%, 4/1/18	150,000	174,846
Morgan Stanley, 5.625%, 9/23/19	140,000	158,028
Morgan Stanley, 5.50%, 7/28/21	20,000	22,896
UBS AG (Stamford Branch), 5.875%, 12/20/17	200,000	238,228
		5,863,359
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
AT&T, Inc., 6.55%, 2/15/39	170,000	226,521
British Telecommunications plc, 5.95%, 1/15/18	170,000	204,548
CenturyLink, Inc., 6.15%, 9/15/19	90,000	99,464
CenturyLink, Inc., 5.80%, 3/15/22	10,000	10,579
Cincinnati Bell, Inc., 8.75%, 3/15/18	150,000	152,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	20,000	20,588
France Telecom SA, 4.375%, 7/8/14	190,000	200,177
Frontier Communications Corp., 7.125%, 3/15/19	250,000	270,625
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	250,000	268,125
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	125,000	133,906
Intelsat Luxembourg SA, 11.25%, 2/4/17	300,000	319,125
Level 3 Financing, Inc., 7.00%, 6/1/20(2)	125,000	127,656
Sprint Capital Corp., 6.90%, 5/1/19	50,000	54,250
Sprint Capital Corp., 8.75%, 3/15/32	380,000	453,150
Telecom Italia Capital SA, 4.95%, 9/30/14	125,000	130,000
Telecom Italia Capital SA, 7.00%, 6/4/18	40,000	45,250
Telefonica Emisiones SAU, 5.88%, 7/15/19	110,000	115,775
Telefonica Emisiones SAU, 5.46%, 2/16/21	10,000	10,175
Verizon Communications, Inc., 3.85%, 11/1/42	40,000	40,006
Windstream Corp., 7.875%, 11/1/17	300,000	333,750
Windstream Corp., 7.75%, 10/15/20	50,000	53,000
		3,268,920
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17	385,000	443,712
Edison Mission Energy, 7.00%, 5/15/17(1)(5)	375,000	190,313
		634,025
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20	225,000	239,062
Sanmina-SCI Corp., 7.00%, 5/15/19(2)	125,000	125,625
Viasystems, Inc., 7.875%, 5/1/19(2)	50,000	48,875
		413,562
ENERGY EQUIPMENT AND SERVICES — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	250,000	249,375
Ensco plc, 3.25%, 3/15/16	60,000	64,015
Noble Holding International Ltd., 3.95%, 3/15/22	20,000	21,210
Pioneer Drilling Co., 9.875%, 3/15/18	125,000	135,937
Transocean, Inc., 2.50%, 10/15/17	40,000	40,249
Transocean, Inc., 6.50%, 11/15/20	70,000	84,394
Transocean, Inc., 6.375%, 12/15/21	20,000	24,192
Weatherford International Ltd., 9.625%, 3/1/19	80,000	103,131
		722,503

31

Shares/ Principal Amount	Value
FOOD AND STAPLES RETAILING — 0.2%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(2)	$ 120,000	$ 125,700
CVS Caremark Corp., 6.60%, 3/15/19	190,000	247,962
CVS Caremark Corp., 2.75%, 12/1/22	110,000	110,460
Ingles Markets, Inc., 8.875%, 5/15/17	125,000	134,687
Kroger Co. (The), 6.40%, 8/15/17	120,000	145,867
Rite Aid Corp., 7.50%, 3/1/17	75,000	77,063
Rite Aid Corp., 9.25%, 3/15/20	300,000	307,500
Safeway, Inc., 4.75%, 12/1/21	20,000	20,754
SUPERVALU, Inc., 8.00%, 5/1/16	205,000	189,625
Target Corp., 4.00%, 7/1/42	30,000	30,903
Wal-Mart Stores, Inc., 5.875%, 4/5/27	213,000	289,247
Walgreen Co., 1.80%, 9/15/17	40,000	40,490
		1,720,258
FOOD PRODUCTS — 0.2%
Bumble Bee Acquisition Corp., 9.00%, 12/15/17(2)	93,000	98,580
Del Monte Corp., 7.625%, 2/15/19	190,000	196,175
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(2)	250,000	260,625
Kellogg Co., 4.45%, 5/30/16	170,000	189,221
Kraft Foods, Inc., 6.125%, 2/1/18	19,000	23,277
Kraft Foods, Inc., 6.125%, 8/23/18(2)	51,000	62,920
Kraft Foods, Inc., 6.50%, 2/9/40	30,000	40,642
Kraft Foods, Inc., 5.00%, 6/4/42(2)	30,000	33,714
Mead Johnson Nutrition Co., 3.50%, 11/1/14	70,000	73,329
Michael Foods Group, Inc., 9.75%, 7/15/18	75,000	83,625
Post Holdings, Inc., 7.375%, 2/15/22(2)	250,000	268,437
Smithfield Foods, Inc., 7.75%, 7/1/17	400,000	457,000
		1,787,545
GAS UTILITIES — 0.2%
El Paso Corp., 6.875%, 6/15/14	125,000	134,846
El Paso Corp., 7.25%, 6/1/18	225,000	261,147
Enbridge Energy Partners LP, 6.50%, 4/15/18	90,000	110,628
Enterprise Products Operating LLC, 6.30%, 9/15/17	120,000	146,377
Enterprise Products Operating LLC, 5.95%, 2/1/41	70,000	82,004
Enterprise Products Operating LLC, 4.45%, 2/15/43	30,000	29,708
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	160,000	202,058
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	70,000	86,477
Magellan Midstream Partners LP, 6.55%, 7/15/19	86,000	107,453
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	100,000	108,500
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	40,000	43,248
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	80,000	85,497
Rockies Express Pipeline LLC, 3.90%, 4/15/15(2)	250,000	250,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22(2)	200,000	218,000
TransCanada PipeLines Ltd., 2.50%, 8/1/22	60,000	60,560
Williams Partners LP, 4.125%, 11/15/20	80,000	87,855
Williams Partners LP, 3.35%, 8/15/22	40,000	40,861
		2,055,844
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Alere, Inc., 9.00%, 5/15/16	550,000	580,250
Covidien International Finance SA, 1.875%, 6/15/13	120,000	120,884
Covidien International Finance SA, 3.20%, 6/15/22	20,000	21,336
DJO Finance LLC/DJO Finance Corp., 9.75%, 10/15/17	50,000	42,750

32

Shares/ Principal Amount	Value
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(2)	$ 125,000	$ 130,625
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19(2)	50,000	47,500
		943,345
HEALTH CARE PROVIDERS AND SERVICES — 0.5%
Aetna, Inc., 2.75%, 11/15/22	60,000	60,351
Apria Healthcare Group, Inc., 11.25%, 11/1/14	125,000	129,531
Capella Healthcare, Inc., 9.25%, 7/1/17	75,000	80,438
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	175,000	187,687
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	530,000	573,062
Express Scripts, Inc., 7.25%, 6/15/19	240,000	308,417
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(2)	510,000	546,975
HCA Holdings, Inc., 7.75%, 5/15/21	250,000	272,500
HCA, Inc., 5.75%, 3/15/14	125,000	131,250
HCA, Inc., 6.50%, 2/15/16	200,000	218,500
HCA, Inc., 8.50%, 4/15/19	125,000	140,938
HCA, Inc., 7.875%, 2/15/20	325,000	366,844
HCA, Inc., 7.50%, 2/15/22	375,000	428,437
Health Management Associates, Inc., 7.375%, 1/15/20	100,000	108,500
Healthsouth Corp., 8.125%, 2/15/20	250,000	276,250
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19	50,000	47,500
Mayo Clinic Rochester, 3.77%, 11/15/43	30,000	29,943
NYU Hospitals Center, 4.43%, 7/1/42	30,000	30,262
Tenet Healthcare Corp., 8.875%, 7/1/19	650,000	731,250
UnitedHealth Group, Inc., 3.95%, 10/15/42	20,000	19,899
Universal Health Services, Inc., 7.00%, 10/1/18	150,000	162,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19	75,000	77,625
WellPoint, Inc., 3.30%, 1/15/23	40,000	41,206
WellPoint, Inc., 5.80%, 8/15/40	40,000	47,832
		5,017,947
HOTELS, RESTAURANTS AND LEISURE — 0.4%
Ameristar Casinos, Inc., 7.50%, 4/15/21	350,000	374,500
Boyd Gaming Corp., 9.125%, 12/1/18	230,000	232,875
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	630,000	680,006
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	275,000	176,688
Chester Downs & Marina LLC, 9.25%, 2/1/20(2)	200,000	198,500
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16	150,000	160,500
Darden Restaurants, Inc., 3.35%, 11/1/22	40,000	40,193
Dave & Buster’s, Inc., 11.00%, 6/1/18	375,000	420,937
DineEquity, Inc., 9.50%, 10/30/18	75,000	85,219
Marina District Finance Co., Inc., 9.50%, 10/15/15	75,000	72,938
McDonald’s Corp., 5.35%, 3/1/18	130,000	158,175
MGM Resorts International, 7.625%, 1/15/17	175,000	186,812
MGM Resorts International, 7.75%, 3/15/22	250,000	264,375
Pinnacle Entertainment, Inc., 8.75%, 5/15/20	250,000	273,750
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	250,000	306,147
Station Casinos LLC, 3.66%, 6/18/18	125,000	107,188
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	480,000	553,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	125,000	133,125
		4,425,128
HOUSEHOLD DURABLES — 0.1%
Beazer Homes USA, Inc., 6.875%, 7/15/15	50,000	50,313
Beazer Homes USA, Inc., 8.125%, 6/15/16	125,000	132,500

33

Shares/ Principal Amount	Value
Lennar Corp., Series B, 5.60%, 5/31/15	$ 225,000	$ 241,312
Meritage Homes Corp., 7.00%, 4/1/22	125,000	136,250
Standard Pacific Corp., 8.375%, 5/15/18	350,000	406,000
Taylor Morrison, Inc., 7.75%, 4/15/20(2)	250,000	263,750
Toll Brothers Finance Corp., 6.75%, 11/1/19	150,000	177,648
William Lyon Homes, Inc., 8.50%, 11/15/20(2)	125,000	127,500
		1,535,273
HOUSEHOLD PRODUCTS — 0.2%
Central Garden and Pet Co., 8.25%, 3/1/18	630,000	667,012
Clorox Co. (The), 3.05%, 9/15/22	40,000	41,507
Jarden Corp., 6.125%, 11/15/22	455,000	487,419
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19	580,000	629,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 8/15/19	125,000	133,125
Yankee Candle Co., Inc., Series B, 8.50%, 2/15/15	6,000	6,060
		1,964,423
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(2)	225,000	248,625
General Electric Co., 5.25%, 12/6/17	190,000	224,992
General Electric Co., 2.70%, 10/9/22	80,000	81,661
General Electric Co., 4.125%, 10/9/42	40,000	41,802
Harland Clarke Holdings Corp., 9.50%, 5/15/15	320,000	286,400
Schaeffler Finance BV, 7.75%, 2/15/17(2)	125,000	137,500
		1,020,980
INSURANCE — 0.3%
Allstate Corp. (The), 7.45%, 5/16/19	30,000	39,671
Allstate Corp. (The), 5.20%, 1/15/42	50,000	59,883
American International Group, Inc., 3.65%, 1/15/14	40,000	41,166
American International Group, Inc., 5.85%, 1/16/18	220,000	257,958
American International Group, Inc., 4.875%, 6/1/22	50,000	56,323
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	70,000	81,107
Berkshire Hathaway, Inc., 3.00%, 5/15/22	40,000	42,083
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(2)	125,000	129,687
Capital One Capital IV, VRN, 6.75%, 1/2/13	50,000	50,437
Genworth Financial, Inc., 7.20%, 2/15/21	40,000	41,865
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	200,000	135,250
Hartford Financial Services Group, Inc., 6.30%, 3/15/18	60,000	71,588
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	50,000	56,988
Hub International Ltd., 8.125%, 10/15/18(2)	125,000	130,312
ING U.S., Inc., 5.50%, 7/15/22(2)	30,000	32,658
International Lease Finance Corp., 8.75%, 3/15/17	375,000	430,781
International Lease Finance Corp., 8.25%, 12/15/20	375,000	437,213
Liberty Mutual Group, Inc., 6.50%, 5/1/42(2)	30,000	33,268
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(2)	200,000	199,000
Lincoln National Corp., 6.25%, 2/15/20	100,000	119,166
MetLife, Inc., 6.75%, 6/1/16	120,000	143,449
MetLife, Inc., 1.76%, 12/15/17	40,000	40,701
MetLife, Inc., 4.125%, 8/13/42	10,000	9,993
Principal Financial Group, Inc., 3.30%, 9/15/22	30,000	30,601
Prudential Financial, Inc., 5.375%, 6/21/20	60,000	70,503
Prudential Financial, Inc., 5.625%, 5/12/41	40,000	45,777
		2,787,428
INTERNET SOFTWARE AND SERVICES†
Equinix, Inc., 7.00%, 7/15/21	75,000	82,781

34

Shares/ Principal Amount	Value
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	$ 125,000	$ 136,875
Fidelity National Information Services, Inc., 5.00%, 3/15/22	50,000	52,500
First Data Corp., 9.875%, 9/24/15	455,000	467,513
First Data Corp., 7.375%, 6/15/19(2)	430,000	443,975
International Business Machines Corp., 1.95%, 7/22/16	230,000	239,168
		1,340,031
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	30,000	30,614
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	100,000	107,565
		138,179
MACHINERY — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17	150,000	177,375
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	90,000	93,178
Deere & Co., 5.375%, 10/16/29	120,000	156,399
Dematic SA, 8.75%, 5/1/16(2)	125,000	133,750
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	120,000	130,350
Navistar International Corp., 8.25%, 11/1/21	50,000	48,000
		739,052
MEDIA — 0.8%
AMC Entertainment, Inc., 9.75%, 12/1/20	250,000	282,500
Cablevision Systems Corp., 8.625%, 9/15/17	250,000	288,125
CBS Corp., 1.95%, 7/1/17	20,000	20,501
CBS Corp., 4.85%, 7/1/42	40,000	42,062
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	375,000	406,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	101,250
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(2)	200,000	64,000
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17(2)	125,000	134,063
Cinemark USA, Inc., 8.625%, 6/15/19	150,000	166,500
Clear Channel Communications, Inc., 10.75%, 8/1/16	275,000	201,437
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(2)	430,000	455,800
Comcast Corp., 5.90%, 3/15/16	243,000	281,186
Comcast Corp., 6.50%, 11/15/35	50,000	64,821
Comcast Corp., 6.40%, 5/15/38	60,000	78,160
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	75,000	72,938
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	80,000	85,501
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	130,000	145,315
Discovery Communications LLC, 5.625%, 8/15/19	50,000	60,359
DISH DBS Corp., 7.125%, 2/1/16	125,000	140,781
DISH DBS Corp., 6.75%, 6/1/21	755,000	856,925
Lamar Media Corp., 5.875%, 2/1/22	250,000	267,187
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	250,000	277,500
Nara Cable Funding Ltd., 8.875%, 12/1/18(2)	250,000	240,000
NBCUniversal Media LLC, 5.15%, 4/30/20	60,000	71,483
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	56,838
NBCUniversal Media LLC, 2.875%, 1/15/23	80,000	80,589
News America, Inc., 6.90%, 8/15/39	100,000	133,648
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17	225,000	246,937
Omnicom Group, Inc., 3.625%, 5/1/22	10,000	10,491
PAETEC Holding Corp., 8.875%, 6/30/17	125,000	135,312

35

Shares/ Principal Amount	Value
Qwest Corp., 7.50%, 10/1/14	$ 90,000	$ 98,939
RR Donnelley & Sons Co., 8.25%, 3/15/19	125,000	126,250
Sable International Finance Ltd., 8.75%, 2/1/20(2)	125,000	143,750
Sinclair Television Group, Inc., 8.375%, 10/15/18	250,000	280,000
Sirius XM Radio, Inc., 8.75%, 4/1/15(2)	430,000	489,662
Time Warner Cable, Inc., 6.75%, 7/1/18	125,000	156,661
Time Warner, Inc., 3.15%, 7/15/15	90,000	95,577
Time Warner, Inc., 7.70%, 5/1/32	130,000	181,583
Univision Communications, Inc., 6.875%, 5/15/19(2)	225,000	232,875
UPCB Finance VI Ltd., 6.875%, 1/15/22(2)	250,000	271,250
Valassis Communications, Inc., 6.625%, 2/1/21	75,000	77,813
Viacom, Inc., 4.375%, 9/15/14	80,000	85,016
Viacom, Inc., 4.50%, 3/1/21	30,000	34,152
Viacom, Inc., 3.125%, 6/15/22	40,000	41,145
Videotron Ltee, 5.00%, 7/15/22	125,000	129,375
Visant Corp., 10.00%, 10/1/17	125,000	109,375
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	60,000	60,314
Wind Acquisition Finance SA, 11.75%, 7/15/17(2)	250,000	256,875
Wind Acquisition Finance SA, 7.25%, 2/15/18(2)	250,000	248,750
		8,588,446
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20	350,000	293,125
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	30,000	30,589
ArcelorMittal, 5.75%, 8/5/20	80,000	79,499
Barrick North America Finance LLC, 4.40%, 5/30/21	70,000	77,620
FMG Resources Pty Ltd., 6.875%, 2/1/18(2)	630,000	622,912
FMG Resources Pty Ltd., 8.25%, 11/1/19(2)	50,000	51,375
Inmet Mining Corp., 8.75%, 6/1/20(2)	25,000	27,125
Newmont Mining Corp., 6.25%, 10/1/39	70,000	84,865
Novelis, Inc., 8.375%, 12/15/17	300,000	331,500
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	50,000	53,712
Teck Resources Ltd., 3.15%, 1/15/17	60,000	62,872
Vale Overseas Ltd., 5.625%, 9/15/19	170,000	193,941
Vale Overseas Ltd., 4.625%, 9/15/20	50,000	53,922
		1,963,057
MULTI-UTILITIES — 0.3%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	30,000	29,040
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	59,000	67,120
Constellation Energy Group, Inc., 5.15%, 12/1/20	50,000	58,006
Consumers Energy Co., 2.85%, 5/15/22	20,000	20,944
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	150,479
Dominion Resources, Inc., 2.75%, 9/15/22	50,000	50,899
Dominion Resources, Inc., 4.90%, 8/1/41	30,000	34,810
Duke Energy Corp., 3.95%, 9/15/14	80,000	84,475
Duke Energy Corp., 3.55%, 9/15/21	40,000	42,702
Edison International, 3.75%, 9/15/17	90,000	98,288
Energy Future Holdings Corp., 10.875%, 11/1/17	35,000	31,150
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	364,000	407,680
FirstEnergy Solutions Corp., 6.05%, 8/15/21	80,000	91,364
Florida Power Corp., 6.35%, 9/15/37	40,000	54,853
Florida Power Corp., 3.85%, 11/15/42	40,000	39,446
GenOn Energy, Inc., 7.625%, 6/15/14	400,000	429,000
GenOn Energy, Inc., 9.50%, 10/15/18	250,000	290,625
Georgia Power Co., 4.30%, 3/15/42	30,000	31,655

36

Shares/ Principal Amount	Value
Ipalco Enterprises, Inc., 5.00%, 5/1/18	$ 250,000	$ 258,108
Nisource Finance Corp., 4.45%, 12/1/21	40,000	44,623
Nisource Finance Corp., 5.25%, 2/15/43	20,000	21,483
Northern States Power Co., 3.40%, 8/15/42	30,000	28,756
NRG Energy, Inc., 7.625%, 1/15/18	75,000	83,250
Progress Energy, Inc., 3.15%, 4/1/22	40,000	40,939
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	34,784
Sempra Energy, 6.50%, 6/1/16	40,000	47,323
Southern California Edison Co., 5.625%, 2/1/36	49,000	63,321
Southern Power Co., 5.15%, 9/15/41	20,000	23,048
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(2)	125,000	93,125
		2,751,296
MULTILINE RETAIL†
J.C. Penney Corp., Inc., 7.65%, 8/15/16	125,000	119,375
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	50,000	51,112
OIL, GAS AND CONSUMABLE FUELS — 0.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	155,000	138,725
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	150,000	164,250
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	125,000	132,500
Anadarko Petroleum Corp., 5.95%, 9/15/16	60,000	69,642
Anadarko Petroleum Corp., 6.45%, 9/15/36	40,000	50,297
Apache Corp., 2.625%, 1/15/23(6)	60,000	60,332
Apache Corp., 4.75%, 4/15/43	30,000	32,905
Arch Coal, Inc., 8.75%, 8/1/16	275,000	279,125
Bill Barrett Corp., 9.875%, 7/15/16	325,000	357,500
Bill Barrett Corp., 7.00%, 10/15/22	250,000	251,562
BP Capital Markets plc, 3.20%, 3/11/16	70,000	75,000
BP Capital Markets plc, 2.25%, 11/1/16	100,000	104,131
BP Capital Markets plc, 4.50%, 10/1/20	70,000	81,232
Chesapeake Energy Corp., 7.625%, 7/15/13	125,000	129,688
Chesapeake Energy Corp., 9.50%, 2/15/15	125,000	140,937
Chesapeake Energy Corp., 6.625%, 8/15/20	350,000	368,375
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(2)	125,000	118,125
ConocoPhillips, 5.75%, 2/1/19	160,000	198,869
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	56,710
Consol Energy, Inc., 8.00%, 4/1/17	480,000	516,000
Continental Resources, Inc., 5.00%, 9/15/22	50,000	53,250
Devon Energy Corp., 1.875%, 5/15/17	20,000	20,484
Devon Energy Corp., 5.60%, 7/15/41	70,000	84,383
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	100,000	108,000
EOG Resources, Inc., 5.625%, 6/1/19	120,000	148,730
Forest Oil Corp., 8.50%, 2/15/14	37,000	39,775
Hess Corp., 6.00%, 1/15/40	70,000	86,233
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	32,054
Noble Energy, Inc., 4.15%, 12/15/21	50,000	54,891
Occidental Petroleum Corp., 2.70%, 2/15/23	40,000	41,447
Peabody Energy Corp., 6.00%, 11/15/18	250,000	262,500
Peabody Energy Corp., 6.50%, 9/15/20	50,000	53,500
Pemex Project Funding Master Trust, 6.625%, 6/15/35	30,000	38,100
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	140,000	160,539

37

Shares/ Principal Amount	Value
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	$ 130,000	$ 146,749
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	96,400
Petroleos Mexicanos, 5.50%, 6/27/44(2)	30,000	33,075
Phillips 66, 4.30%, 4/1/22(2)	50,000	55,460
Pioneer Natural Resources Co., 3.95%, 7/15/22	40,000	42,607
Plains Exploration & Production Co., 6.75%, 2/1/22	80,000	82,800
QEP Resources, Inc., 5.25%, 5/1/23	50,000	52,750
Quicksilver Resources, Inc., 8.25%, 8/1/15	125,000	115,625
Sabine Pass LNG LP, 7.50%, 11/30/16	525,000	569,625
Samson Investment Co., 9.75%, 2/15/20(2)	175,000	185,937
SandRidge Energy, Inc., 8.75%, 1/15/20	225,000	244,687
Shell International Finance BV, 2.375%, 8/21/22	100,000	101,231
Shell International Finance BV, 3.625%, 8/21/42	60,000	60,720
Statoil ASA, 2.45%, 1/17/23	40,000	39,959
Suncor Energy, Inc., 6.10%, 6/1/18	110,000	134,661
Suncor Energy, Inc., 6.85%, 6/1/39	20,000	27,467
Talisman Energy, Inc., 7.75%, 6/1/19	70,000	90,376
Venoco, Inc., 8.875%, 2/15/19	140,000	124,250
		6,714,170
PAPER AND FOREST PRODUCTS†
International Paper Co., 4.75%, 2/15/22	30,000	34,064
International Paper Co., 6.00%, 11/15/41	30,000	36,576
		70,640
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21	145,000	162,038
PHARMACEUTICALS — 0.2%
AbbVie, Inc., 1.75%, 11/6/17(2)	60,000	60,900
AbbVie, Inc., 4.40%, 11/6/42(2)	20,000	21,247
Bristol-Myers Squibb Co., 3.25%, 8/1/42	30,000	28,204
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	505,000	541,612
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	50,000	52,443
Merck & Co., Inc., 2.40%, 9/15/22	60,000	60,814
Merck & Co., Inc., 3.60%, 9/15/42	10,000	10,074
Roche Holdings, Inc., 6.00%, 3/1/19(2)	50,000	62,907
Roche Holdings, Inc., 7.00%, 3/1/39(2)	90,000	136,975
Sanofi, 4.00%, 3/29/21	55,000	63,520
Valeant Pharmaceuticals International, 6.50%, 7/15/16(2)	300,000	318,000
Valeant Pharmaceuticals International, 6.375%, 10/15/20(2)	100,000	106,500
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	75,000	79,688
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	160,000	171,019
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	30,000	31,723
		1,745,626
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
American Tower Corp., 4.625%, 4/1/15	150,000	160,766
Boston Properties LP, 3.85%, 2/1/23	40,000	42,573
BRE Properties, Inc., 3.375%, 1/15/23	40,000	39,945
Essex Portfolio LP, 3.625%, 8/15/22(2)	20,000	20,055
Felcor Lodging LP, 6.75%, 6/1/19	100,000	105,750
HCP, Inc., 3.75%, 2/1/16	60,000	63,795
HCP, Inc., 2.625%, 2/1/20	60,000	59,853
Health Care REIT, Inc., 3.75%, 3/15/23(6)	70,000	70,162
Host Hotels & Resorts LP, 6.75%, 6/1/16	244,000	251,473
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	125,000	136,250
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18	500,000	534,250

38

Shares/ Principal Amount	Value
Simon Property Group LP, 5.10%, 6/15/15	$ 120,000	$ 132,730
UDR, Inc., 4.25%, 6/1/18	70,000	76,876
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	105,000	111,073
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	40,000	44,488
WEA Finance LLC, 4.625%, 5/10/21(2)	50,000	55,889
		1,905,928
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CB Richard Ellis Services, Inc., 11.625%, 6/15/17	125,000	138,594
ProLogis LP, 6.625%, 12/1/19	110,000	131,971
Realogy Corp., 11.50%, 4/15/17	125,000	135,937
		406,502
ROAD AND RAIL†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	112,815
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	40,000	46,475
CSX Corp., 4.25%, 6/1/21	10,000	11,338
CSX Corp., 4.75%, 5/30/42	60,000	65,619
Union Pacific Corp., 4.75%, 9/15/41	80,000	91,898
		328,145
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	500,000	468,750
Freescale Semiconductor, Inc., 9.25%, 4/15/18(2)	625,000	675,781
Freescale Semiconductor, Inc., 8.05%, 2/1/20	200,000	192,500
		1,337,031
SOFTWARE — 0.1%
Infor US, Inc., 9.375%, 4/1/19	125,000	140,000
Intuit, Inc., 5.75%, 3/15/17	303,000	352,150
Oracle Corp., 2.50%, 10/15/22	130,000	131,810
Sabre, Inc., 8.50%, 5/15/19(2)	125,000	132,656
		756,616
SPECIALTY RETAIL — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	175,000	195,562
Hertz Corp. (The), 6.75%, 4/15/19	125,000	135,625
Hertz Corp. (The), 7.375%, 1/15/21	200,000	218,500
Home Depot, Inc. (The), 5.95%, 4/1/41	50,000	68,341
Party City Holdings, Inc., 8.875%, 8/1/20(2)	50,000	53,250
Petco Animal Supplies, Inc., 9.25%, 12/1/18(2)	225,000	250,875
Rent-A-Center, Inc., 6.625%, 11/15/20	300,000	327,000
Stewart Enterprises, Inc., 6.50%, 4/15/19	65,000	70,200
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	500,000	547,500
United Rentals (North America), Inc., 8.375%, 9/15/20	300,000	332,625
		2,199,478
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	125,000	137,500
Gap, Inc. (The), 5.95%, 4/12/21	70,000	79,922
Gymboree Corp., 9.125%, 12/1/18	250,000	230,625
Hanesbrands, Inc., 6.375%, 12/15/20	225,000	248,344
Ltd. Brands, Inc., 6.625%, 4/1/21	300,000	345,375
Phillips-Van Heusen Corp., 7.375%, 5/15/20	580,000	651,775
Polymer Group, Inc., 7.75%, 2/1/19	300,000	322,500
		2,016,041
TOBACCO†
Altria Group, Inc., 2.85%, 8/9/22	110,000	109,068
Philip Morris International, Inc., 4.125%, 5/17/21	110,000	126,511
		235,579
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32	80,000	126,235
America Movil SAB de CV, 5.00%, 3/30/20	20,000	23,606
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	270,000	374,069
Cricket Communications, Inc., 7.75%, 10/15/20	555,000	578,587
MetroPCS Wireless, Inc., 7.875%, 9/1/18	250,000	271,250

39

Shares/ Principal Amount	Value
Sprint Nextel Corp., 6.00%, 12/1/16	$ 125,000	$ 136,250
Sprint Nextel Corp., 7.00%, 3/1/20(2)	250,000	290,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(2)	120,000	133,380
Vodafone Group plc, 5.625%, 2/27/17	30,000	35,479
		1,968,856
TOTAL CORPORATE BONDS (Cost $79,931,012)		85,672,606
U.S. Treasury Securities — 6.4%
U.S. Treasury Bonds, 5.50%, 8/15/28	50,000	71,992
U.S. Treasury Bonds, 5.375%, 2/15/31	270,000	393,145
U.S. Treasury Bonds, 4.375%, 11/15/39	1,890,000	2,510,156
U.S. Treasury Bonds, 4.375%, 5/15/41	200,000	266,125
U.S. Treasury Bonds, 2.75%, 11/15/42	750,000	741,094
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	6,493,685	9,379,822
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	813,664	1,214,520
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	845,336	1,270,976
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	768,060	858,727
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	7,544,529	7,776,169
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	1,454,244	1,544,225
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	2,135,560	2,227,323
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	1,427,592	1,556,298
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	3,260,160	3,498,813
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	4,182,905	4,892,037
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	5,447,773	6,444,122
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	616,020	705,824
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,073,499	1,177,327
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,308,125	1,435,973
U.S. Treasury Notes, 1.25%, 3/15/14	1,120,000	1,134,700
U.S. Treasury Notes, 1.25%, 4/15/14	400,000	405,578
U.S. Treasury Notes, 0.50%, 10/15/14	2,500,000	2,511,525
U.S. Treasury Notes, 0.375%, 11/15/15	1,000,000	1,001,641
U.S. Treasury Notes, 1.375%, 11/30/15	500,000	515,391
U.S. Treasury Notes, 2.125%, 12/31/15	1,600,000	1,686,750
U.S. Treasury Notes, 0.875%, 2/28/17	600,000	609,563
U.S. Treasury Notes, 0.75%, 6/30/17	1,350,000	1,362,130
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	758,078
U.S. Treasury Notes, 0.75%, 10/31/17	1,350,000	1,359,492
U.S. Treasury Notes, 1.875%, 10/31/17	650,000	689,813
U.S. Treasury Notes, 2.75%, 2/28/18	1,000,000	1,107,266
U.S. Treasury Notes, 2.625%, 4/30/18	100,000	110,172
U.S. Treasury Notes, 2.125%, 8/15/21	2,000,000	2,122,812
U.S. Treasury Notes, 2.00%, 2/15/22	1,200,000	1,254,000
U.S. Treasury Notes, 1.625%, 8/15/22	1,050,000	1,054,676
U.S. Treasury Notes, 1.625%, 11/15/22	1,700,000	1,701,595
TOTAL U.S. TREASURY SECURITIES (Cost $61,130,975)		67,349,850

40

Shares/ Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(3) — 3.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, VRN, 2.59%, 12/15/12	$ 114,767	$ 119,932
FHLMC, VRN, 2.90%, 12/15/12	46,659	49,075
FHLMC, VRN, 3.27%, 12/15/12	109,667	115,257
FHLMC, VRN, 4.05%, 12/15/12	234,575	250,054
FHLMC, VRN, 6.15%, 12/15/12	82,597	89,698
FNMA, VRN, 2.73%, 12/25/12	218,444	228,890
FNMA, VRN, 3.35%, 12/25/12	153,160	161,933
FNMA, VRN, 3.37%, 12/25/12	167,454	177,217
FNMA, VRN, 3.88%, 12/25/12	130,286	138,748
FNMA, VRN, 3.91%, 12/25/12	165,548	176,088
FNMA, VRN, 3.96%, 12/25/12	86,360	91,438
		1,598,330
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.9%
FHLMC, 7.00%, 6/1/14	3,370	3,529
FHLMC, 4.50%, 1/1/19	210,562	224,749
FHLMC, 5.00%, 1/1/21	224,414	245,469
FHLMC, 5.00%, 4/1/21	348,678	376,433
FHLMC, 7.00%, 8/1/29	2,140	2,557
FHLMC, 8.00%, 7/1/30	15,957	19,844
FHLMC, 5.50%, 12/1/33	151,527	169,798
FHLMC, 6.00%, 11/1/38	1,471,621	1,602,392
FHLMC, 6.50%, 7/1/47	16,795	18,725
FNMA, 6.00%, 4/1/14	4,851	4,912
FNMA, 7.50%, 6/1/15	1,305	1,321
FNMA, 5.50%, 12/1/16	39,040	41,999
FNMA, 4.50%, 5/1/19	120,975	130,485
FNMA, 4.50%, 5/1/19	147,601	159,204
FNMA, 5.00%, 9/1/20	108,307	117,853
FNMA, 7.00%, 6/1/26	760	904
FNMA, 7.50%, 3/1/27	7,822	8,552
FNMA, 7.00%, 1/1/29	7,406	8,886
FNMA, 6.50%, 4/1/29	20,124	23,358
FNMA, 6.50%, 8/1/29	15,187	17,626
FNMA, 6.50%, 12/1/29	30,716	35,644
FNMA, 7.00%, 3/1/30	7,044	8,455
FNMA, 8.00%, 7/1/30	12,198	13,613
FNMA, 7.50%, 9/1/30	4,356	5,337
FNMA, 5.00%, 7/1/31	17,621	19,115
FNMA, 7.00%, 9/1/31	16,615	19,921
FNMA, 6.50%, 1/1/32	12,857	15,251
FNMA, 6.50%, 8/1/32	14,962	16,958
FNMA, 6.50%, 11/1/32	123,129	140,863
FNMA, 5.50%, 6/1/33	65,469	72,342
FNMA, 5.50%, 8/1/33	89,750	98,703
FNMA, 5.00%, 11/1/33	722,495	787,713
FNMA, 4.50%, 9/1/35	487,714	526,459
FNMA, 5.00%, 1/1/36	2,905,060	3,163,894
FNMA, 5.00%, 2/1/36	661,984	720,405
FNMA, 5.50%, 1/1/37	516,596	564,900
FNMA, 5.50%, 2/1/37	302,861	329,665
FNMA, 6.50%, 8/1/37	193,712	215,699
FNMA, 4.50%, 2/1/39	783,177	844,415
FNMA, 4.00%, 1/1/41	2,036,696	2,276,371
FNMA, 4.50%, 1/1/41	1,065,655	1,169,961
FNMA, 4.50%, 2/1/41	1,045,332	1,130,335
FNMA, 4.00%, 5/1/41	929,852	997,723
FNMA, 4.50%, 7/1/41	1,227,509	1,349,575
FNMA, 4.00%, 12/1/41	692,781	763,482
FNMA, 4.00%, 1/1/42	434,565	466,420
FNMA, 3.50%, 5/1/42	1,942,372	2,092,299
FNMA, 3.50%, 6/1/42	248,159	268,555
FNMA, 6.50%, 6/1/47	41,929	46,439
FNMA, 6.50%, 8/1/47	72,629	80,442
FNMA, 6.50%, 8/1/47	64,137	71,036
FNMA, 6.50%, 9/1/47	157,870	174,852
FNMA, 6.50%, 9/1/47	5,717	6,332
FNMA, 6.50%, 9/1/47	71,444	79,129
FNMA, 6.50%, 9/1/47	49,343	54,650
FNMA, 6.50%, 9/1/47	40,016	44,320
GNMA, 7.50%, 10/15/25	2,631	3,039
GNMA, 6.00%, 3/15/26	30,270	34,223
GNMA, 7.00%, 12/15/27	5,272	6,304
GNMA, 6.50%, 2/15/28	3,300	3,816
GNMA, 7.00%, 8/15/29	1,933	1,957
GNMA, 7.50%, 5/15/30	3,481	3,683
GNMA, 7.00%, 5/15/31	28,682	34,442
GNMA, 5.50%, 11/15/32	81,407	90,144
GNMA, 6.50%, 10/15/38	1,284,669	1,476,567
GNMA, 4.00%, 1/20/41	2,017,727	2,218,342
GNMA, 4.50%, 5/20/41	1,120,860	1,237,254
GNMA, 4.50%, 6/15/41	823,683	914,108
GNMA, 4.00%, 6/20/42	1,917,512	2,090,867
		29,964,615
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $29,585,910)		31,562,945

41

Shares/ Principal Amount	Value
Municipal Securities — 0.7%
Alameda County Industrial Development Authority Rev., Series 1997 A, (Plyproperties Project), VRDN, 0.22%, 12/6/12 (LOC: Wells Fargo Bank N.A.)	$ 450,000	$ 450,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	30,000	35,591
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	50,000	69,480
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.20%, 12/3/12	500,000	500,000
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	95,000	133,896
Big Bear Lake Rev., Series 1993 A, (Southwest Gas Corp.), VRDN, 0.18%, 12/5/12 (LOC: Wells Fargo Bank N.A.)	500,000	500,000
California GO, (Building Bonds), 6.65%, 3/1/22	60,000	76,295
California GO, (Building Bonds), 7.30%, 10/1/39	45,000	62,473
California GO, (Building Bonds), 7.60%, 11/1/40	20,000	29,588
City of Lowell, AR Rev., (Little Rock Newspapers), VRDN, 0.23%, 12/5/12 (LOC: JPMorgan Chase Bank N.A.)	450,000	450,000
Illinois GO, 5.88%, 3/1/19	145,000	168,409
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	210,000	213,891
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	23,416
Iowa Higher Education Loan Authority Rev., (Des Moines University Osteopathic Medical Center), VRDN, 0.19%, 12/3/12 (LOC: U.S. Bank N.A.)	190,000	190,000
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35	50,000	57,952
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	50,000	66,087
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	35,000	44,911
Medford Hospital Facilities Authority Rev., (Rogue Valley Manor Project), VRDN, 0.19%, 12/3/12 (LOC: Bank of America N.A.)	500,000	500,000
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	75,000	100,210
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	40,000	53,697
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	70,000	104,377
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	30,000	43,565
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	30,000	41,004
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	80,000	94,649
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.25%, 12/5/12 (LOC: FNMA)	260,000	260,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	50,000	66,487
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	125,000	126,124
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	90,000	115,578
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	140,000	175,980

42

Shares/ Principal Amount	Value
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	$ 45,000	$ 55,165
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	63,241
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	55,000	68,061
State of Ohio Rev., Series 2012 B, 0.60%, 5/30/13	385,000	385,038
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.25%, 12/6/12 (LOC: Bank of America N.A.)	500,000	500,000
Utah Housing Corp. Multifamily Housing Rev., Series 2004 B, (Tanglewood), VRDN, 0.23%, 12/5/12 (LOC: Citibank N.A.)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	24,920
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.19%, 12/6/12 (LOC: JPMorgan Chase Bank N.A.)	450,000	450,000
Wisconsin Health & Educational Facilities Authority Rev., (Milwaukee Institute of Art & Design), VRDN, 0.24%, 12/5/12 (LOC: Citibank N.A.)	450,000	450,000
TOTAL MUNICIPAL SECURITIES(Cost $6,753,644)		7,150,085
Commercial Mortgage-Backed Securities(3) — 0.6%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	132,026	133,801
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/12	200,000	223,707
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/12	175,000	192,906
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(2)	175,000	181,088
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	130,000	136,443
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 12/1/12	100,000	110,206
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/1/12	300,000	316,034
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.39%, 12/15/12(2)	54,961	52,020
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/1/12	150,000	149,881
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/1/12	250,000	268,400
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/1/12	100,000	105,875
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/1/12	375,000	399,503
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	340,000	365,597
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	600,000	649,775
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	175,000	189,790
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	225,000	234,325

43

Shares/ Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	$ 400,000	$ 416,393
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.45%, 12/11/12	200,000	213,287
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/11/12	75,000	80,305
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/11/12	250,000	273,041
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/11/12	325,000	359,454
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	25,312	25,527
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	300,000	320,745
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	32,626	33,129
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	450,000	481,687
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,764,233)		5,912,919
Commercial Paper(4) — 0.5%
Bank of Nova Scotia, 0.22%, 2/1/13	500,000	499,830
Catholic Health Initiatives, 0.26%, 12/3/12	500,000	500,004
Charta LLC, 0.28%, 1/22/13(2)	500,000	499,815
City of Chicago, IL, 0.25%, 2/13/13	400,000	399,796
CRC Funding LLC, 0.28%, 1/22/13(2)	500,000	499,815
Crown Point Capital Co. LLC, 0.23%, 12/3/12(2)	500,000	499,992
Govco LLC, 0.36%, 1/15/13(2)	500,000	499,865
Jupiter Securitization Co. LLC, 0.20%, 1/4/13(2)	500,000	499,918
Legacy Capital LLC, 0.23%, 12/3/12(2)	500,000	499,991
Liberty Street Funding LLC, 0.22%, 2/4/13(2)	500,000	499,793
Toyota Motor Credit Corp., 0.27%, 3/13/13	500,000	499,678
TOTAL COMMERCIAL PAPER (Cost $5,398,294)		5,398,497
Collateralized Mortgage Obligations(3) — 0.3%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	116,937	121,061
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	319,505	248,438
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	105,712	108,433
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	125,000	132,343
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	75,017	75,996
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 12/1/12	167,473	168,061
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	114,348	120,952
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.94%, 12/1/12	160,021	170,144
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/12	159,005	162,773
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	174,770	185,453
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	179,670	188,987
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	17,114	17,113

44

Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	$ 67,445	$ 70,904
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	213,234	221,576
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.34%, 12/1/12	126,918	128,634
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.75%, 12/1/12	79,511	81,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	258,626	269,195
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	124,334	125,417
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 12/1/12	183,001	188,734
		2,786,188
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	624,856	692,752
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,398,320)		3,478,940
Exchange-Traded Funds — 0.3%
iShares MSCI Emerging Markets Index Fund	32,820	1,371,876
iShares Russell 2000 Value Index Fund	2,351	172,093
iShares Russell Midcap Value Index Fund	30,724	1,514,693
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,967,578)		3,058,662
Sovereign Governments and Agencies — 0.2%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	390,000	485,160
Brazilian Government International Bond, 5.625%, 1/7/41	80,000	106,000
		591,160
CANADA†
Hydro-Quebec, 8.40%, 1/15/22	37,000	53,594
Province of Ontario Canada, 5.45%, 4/27/16	100,000	116,034
Province of Ontario Canada, 1.60%, 9/21/16	60,000	62,044
		231,672
COLOMBIA†
Republic of Colombia, 4.375%, 7/12/21	100,000	115,950
ITALY†
Republic of Italy, 6.875%, 9/27/23	40,000	46,840
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17	70,000	81,900
United Mexican States, 5.95%, 3/19/19	200,000	248,000
United Mexican States, 5.125%, 1/15/20	70,000	84,140
United Mexican States, 6.05%, 1/11/40	110,000	149,160
		563,200
PERU†
Republic of Peru, 6.55%, 3/14/37	40,000	58,700
Republic of Peru, 5.625%, 11/18/50	60,000	78,870
		137,570
POLAND†
Republic of Poland, 5.125%, 4/21/21	70,000	83,192

45

Shares/ Principal Amount	Value
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16	$ 100,000	$ 108,514
Korea Development Bank, 3.25%, 3/9/16	80,000	84,608
Korea Development Bank, 4.00%, 9/9/16	70,000	76,225
		269,347
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	30,000	30,240
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,778,772)		2,069,171
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	1,161	29,815
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	2,587	153,199
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	246	24,738
MEDIA†
LodgeNet Interactive Corp., 10.00%(2)	18	776
TOBACCO†
Universal Corp., 6.75%	33	37,525
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $266,639)		246,053
U.S. Government Agency Securities†
FHLMC, 2.375%, 1/13/22	80,000	84,186
FNMA, 6.625%, 11/15/30	100,000	154,699
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $231,131)		238,885
Preferred Stocks†
DIVERSIFIED FINANCIAL SERVICES†
Ally Financial, Inc., 7.00%(2)	131	127,553
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	798	21,379
Inland Real Estate Corp., Series A, 8.125%	580	15,370
PS Business Parks, Inc., 6.45%	506	13,505
		50,254
TOTAL PREFERRED STOCKS (Cost $173,916)		177,807
Asset-Backed Securities(3)†
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2) (Cost $66,793)	67,106	69,119
Temporary Cash Investments — 1.4%
SSgA U.S. Government Money Market Fund (Cost $14,095,593)	14,095,593	14,095,593
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $863,059,434)		1,049,290,317
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,680,198)
TOTAL NET ASSETS — 100.0%		$1,047,610,119

46

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
15,748	EUR for USD	UBS AG	12/31/12	$20,488	$61
(Value on Settlement Date $20,427)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,324,594	CAD for USD	UBS AG	12/31/12	$1,332,710	$ 2,943
10,659	CHF for USD	Credit Suisse AG	12/31/12	11,508	(5)
346,948	CHF for USD	Credit Suisse AG	12/31/12	374,550	(1,322)
336,083	EUR for USD	UBS AG	12/31/12	437,221	(1,285)
605,880	EUR for USD	UBS AG	12/31/12	788,210	(2,317)
1,016,418	EUR for USD	UBS AG	12/31/12	1,322,292	(3,887)
668,162	GBP for USD	Credit Suisse AG	12/31/12	1,070,461	1,828
28,971	GBP for USD	Credit Suisse AG	12/31/12	46,414	(33)
				$5,383,366	$(4,078)
(Value on Settlement Date $5,379,288)

Notes to Schedule of Investments

ADR = American Depositary Receipt
BB-UBS = Barclays Bank PLC – UBS Real Estate Securities, Inc.
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
LOC = Letter of Credit
MASTR = Mortgage Asset Securitization Transactions, Inc.
MSCI = Morgan Stanley Capital International
MTN = Medium Term Note
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $18,609,344, which represented 1.8% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.
(4)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(5)	Security is in default.
(6)	When-issued security.

See Notes to Financial Statements.

47

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $863,059,434)	$1,049,290,317
Foreign currency holdings, at value (cost of $88,608)	88,685
Receivable for investments sold	16,919,128
Receivable for capital shares sold	858,441
Unrealized gain on forward foreign currency exchange contracts	4,832
Dividends and interest receivable	3,822,153
Other assets	25,792
1,071,009,348

Liabilities
Disbursements in excess of demand deposit cash	141,796
Payable for investments purchased	11,723,003
Payable for capital shares redeemed	10,396,432
Unrealized loss on forward foreign currency exchange contracts	8,849
Accrued management fees	994,529
Distribution and service fees payable	134,620
23,399,229

Net Assets	$1,047,610,119

Net Assets Consist of:
Capital (par value and paid-in surplus)	$833,072,136
Undistributed net investment income	11,376,892
Undistributed net realized gain	16,911,796
Net unrealized appreciation	186,249,295
$1,047,610,119

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$442,983,303	53,325,104	$8.31
Institutional Class, $0.01 Par Value	$163,870,755	19,802,355	$8.28
A Class, $0.01 Par Value	$351,491,972	42,121,534	$8.34*
B Class, $0.01 Par Value	$10,287,321	1,241,195	$8.29
C Class, $0.01 Par Value	$57,519,214	6,956,038	$8.27
R Class, $0.01 Par Value	$21,457,554	2,568,930	$8.35
*Maximum offering price $8.85 (net asset value divided by 0.9425).

See Notes to Financial Statements.

48

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $515,465)	$16,892,941
Interest	9,262,084
26,155,025

Expenses:
Management fees	12,166,746
Distribution and service fees:
A Class	870,837
B Class	106,394
C Class	572,612
R Class	98,231
Directors’ fees and expenses	53,894
Other expenses	5,173
13,873,887

Net investment income (loss)	12,281,138

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(261))	56,657,420
Futures contract transactions	125,506
Swap agreement transactions	(51,203)
Foreign currency transactions	(317,915)
56,413,808

Change in net unrealized appreciation (depreciation) on:
Investments	55,916,665
Futures contracts	(3,672)
Swap agreements	(37,012)
Translation of assets and liabilities in foreign currencies	75,017
55,950,998

Net realized and unrealized gain (loss)	112,364,806

Net Increase (Decrease) in Net Assets Resulting from Operations	$124,645,944

See Notes to Financial Statements.

49

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$12,281,138	$11,320,084
Net realized gain (loss)	56,413,808	72,193,529
Change in net unrealized appreciation (depreciation)	55,950,998	(50,113,559)
Net increase (decrease) in net assets resulting from operations	124,645,944	33,400,054

Distributions to Shareholders
From net investment income:
Investor Class	(6,055,286)	(5,534,677)
Institutional Class	(2,324,310)	(2,003,287)
A Class	(2,831,283)	(2,221,527)
R Class	(81,750)	(30,262)
Decrease in net assets from distributions	(11,292,629)	(9,789,753)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(54,767,789)	(73,628,835)

Net increase (decrease) in net assets	58,585,526	(50,018,534)

Net Assets
Beginning of period	989,024,593	1,039,043,127
End of period	$1,047,610,119	$989,024,593

Undistributed net investment income	$11,376,892	$11,090,214

See Notes to Financial Statements.

50

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its asset mix. The fund pursues its objective by diversifying its assets among various classes of investments such as equity securities, bonds and money market instruments.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

51

Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

52

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.20% for the Investor Class, A Class, B Class, C Class and R Class and 1.00% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

53

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $818,612,185, of which $84,415,852 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $864,148,774, of which $78,142,424 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	8,432,750	$66,851,951	11,276,415	$86,620,589
Issued in reinvestment of distributions	797,341	5,958,858	709,441	5,436,776
Redeemed	(15,596,079)	(124,298,407)	(17,793,077)	(136,227,441)
	(6,365,988)	(51,487,598)	(5,807,221)	(44,170,076)
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	8,600,333	68,740,407	5,106,236	39,174,230
Issued in reinvestment of distributions	310,080	2,316,870	260,941	1,996,170
Redeemed	(6,305,544)	(50,901,061)	(4,905,519)	(36,951,958)
	2,604,869	20,156,216	461,658	4,218,442
A Class/Shares Authorized	225,000,000		225,000,000
Sold	8,060,947	64,247,394	9,674,819	74,521,512
Issued in reinvestment of distributions	371,458	2,763,599	282,825	2,167,891
Redeemed	(10,796,210)	(86,364,529)	(13,828,317)	(106,430,053)
	(2,363,805)	(19,353,536)	(3,870,673)	(29,740,650)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	13,977	114,215	25,086	195,165
Redeemed	(254,420)	(2,033,063)	(263,178)	(1,998,795)
	(240,443)	(1,918,848)	(238,092)	(1,803,630)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,030,958	8,173,756	1,368,988	10,469,247
Redeemed	(1,440,864)	(11,455,214)	(1,686,151)	(12,733,927)
	(409,906)	(3,281,458)	(317,163)	(2,264,680)
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,084,426	8,749,458	741,765	5,711,419
Issued in reinvestment of distributions	11,108	81,750	3,964	30,166
Redeemed	(967,679)	(7,713,773)	(725,633)	(5,609,826)
	127,855	1,117,435	20,096	131,759
Net increase (decrease)	(6,647,418)	$(54,767,789)	(9,751,395)	$(73,628,835)

54

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$604,518,245	—	—
Foreign Common Stocks	22,110,504	$196,180,436	—
Corporate Bonds	—	85,672,606	—
U.S. Treasury Securities	—	67,349,850	—
U.S. Government Agency Mortgage-Backed Securities	—	31,562,945	—
Municipal Securities	—	7,150,085	—
Commercial Mortgage-Backed Securities	—	5,912,919	—
Commercial Paper	—	5,398,497	—
Collateralized Mortgage Obligations	—	3,478,940	—
Exchange-Traded Funds	3,058,662	—	—
Sovereign Governments and Agencies	—	2,069,171	—
Convertible Preferred Stocks	—	246,053	—
U.S. Government Agency Securities	—	238,885	—
Preferred Stocks	—	177,807	—
Asset-Backed Securities	—	69,119	—
Temporary Cash Investments	14,095,593	—	—
Total Value of Investment Securities	$643,783,004	$405,507,313	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(4,017)	—

55

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout most of the year and liquidated the position in August 2012.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

56

Value of Derivative Instruments as of November 30, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$4,832	Unrealized loss on forward foreign currency exchange contracts	$8,849

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(51,203)	Change in net unrealized appreciation (depreciation) on swap agreements	$(37,012)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	125,506	Change in net unrealized appreciation (depreciation) on futures contracts	(3,672)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(173,394)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	74,223
		$(99,091)		$ 33,539

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 18, 2012, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2012 of $0.2689 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

On December 18, 2012, the fund declared and paid the following per-share distributions from next investment income to shareholders of record on December 17, 2012:

Investor	Institutional	A	B	C	R
$0.1140	$0.1186	$0.1081	$0.0905	$0.0905	$0.1022

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$11,292,629	$9,789,753
Long-term capital gains	—	—

57

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$884,598,855
Gross tax appreciation of investments	$176,022,343
Gross tax depreciation of investments	(11,330,881)
Net tax appreciation (depreciation) of investments	$164,691,462
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 21,516
Other book-to-tax adjustments	(108,845)
Net tax appreciation (depreciation)	$164,604,133
Undistributed ordinary income	$12,125,836
Accumulated long-term gains	$37,808,014

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

58

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$7.46	0.10	0.85	0.95	(0.10)	—	(0.10)	$8.31	12.92%	1.20%	1.30%	80%	$442,983
2011	$7.30	0.09	0.15	0.24	(0.08)	—	(0.08)	$7.46	3.32%	1.20%	1.19%	91%	$445,035
2010	$6.59	0.08	0.72	0.80	(0.09)	—	(0.09)	$7.30	12.18%	1.21%	1.11%	98%	$478,255
2009	$5.29	0.08	1.32	1.40	(0.10)	—	(0.10)	$6.59	26.83%	1.21%	1.43%	134%	$429,634
2008	$9.47	0.11	(3.03)	(2.92)	(0.13)	(1.13)	(1.26)	$5.29	(35.37)%	1.19%	1.57%	146%	$350,838
Institutional Class
2012	$7.44	0.12	0.85	0.97	(0.13)	—	(0.13)	$8.28	13.13%	1.00%	1.50%	80%	$163,871
2011	$7.30	0.11	0.15	0.26	(0.12)	—	(0.12)	$7.44	3.46%	1.00%	1.39%	91%	$127,983
2010	$6.60	0.09	0.72	0.81	(0.11)	—	(0.11)	$7.30	12.46%	1.01%	1.31%	98%	$122,223
2009	$5.31	0.09	1.31	1.40	(0.11)	—	(0.11)	$6.60	26.78%	1.01%	1.63%	134%	$126,801
2008	$9.49	0.13	(3.03)	(2.90)	(0.15)	(1.13)	(1.28)	$5.31	(35.14)%	0.99%	1.77%	146%	$80,646
A Class(3)
2012	$7.47	0.08	0.85	0.93	(0.06)	—	(0.06)	$8.34	12.61%	1.45%	1.05%	80%	$351,492
2011	$7.30	0.07	0.15	0.22	(0.05)	—	(0.05)	$7.47	2.94%	1.45%	0.94%	91%	$332,329
2010	$6.57	0.06	0.72	0.78	(0.05)	—	(0.05)	$7.30	11.96%	1.46%	0.86%	98%	$352,882
2009	$5.28	0.07	1.30	1.37	(0.08)	—	(0.08)	$6.57	26.38%	1.46%	1.18%	134%	$351,285
2008	$9.44	0.10	(3.03)	(2.93)	(0.10)	(1.13)	(1.23)	$5.28	(35.44)%	1.44%	1.32%	146%	$273,892

59

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$7.41	0.02	0.86	0.88	—	—	—	$8.29	11.88%	2.20%	0.30%	80%	$10,287
2011	$7.25	0.01	0.15	0.16	—	—	—	$7.41	2.21%	2.20%	0.19%	91%	$10,982
2010	$6.52	0.01	0.72	0.73	—	—	—	$7.25	11.20%	2.21%	0.11%	98%	$12,471
2009	$5.25	0.02	1.29	1.31	(0.04)	—	(0.04)	$6.52	25.22%	2.21%	0.43%	134%	$13,183
2008	$9.38	0.04	(3.00)	(2.96)	(0.04)	(1.13)	(1.17)	$5.25	(35.89)%	2.19%	0.57%	146%	$9,768
C Class
2012	$7.39	0.02	0.86	0.88	—	—	—	$8.27	11.91%	2.20%	0.30%	80%	$57,519
2011	$7.24	0.01	0.14	0.15	—	—	—	$7.39	2.07%	2.20%	0.19%	91%	$54,470
2010	$6.51	0.01	0.72	0.73	—	—	—	$7.24	11.21%	2.21%	0.11%	98%	$55,588
2009	$5.23	0.02	1.30	1.32	(0.04)	—	(0.04)	$6.51	25.51%	2.21%	0.43%	134%	$49,193
2008	$9.36	0.04	(3.00)	(2.96)	(0.04)	(1.13)	(1.17)	$5.23	(35.98)%	2.19%	0.57%	146%	$27,826
R Class
2012	$7.47	0.06	0.85	0.91	(0.03)	—	(0.03)	$8.35	12.30%	1.70%	0.80%	80%	$21,458
2011	$7.28	0.05	0.15	0.20	(0.01)	—	(0.01)	$7.47	2.78%	1.70%	0.69%	91%	$18,226
2010	$6.53	0.04	0.73	0.77	(0.02)	—	(0.02)	$7.28	11.78%	1.71%	0.61%	98%	$17,624
2009	$5.25	0.05	1.30	1.35	(0.07)	—	(0.07)	$6.53	26.02%	1.71%	0.93%	134%	$9,947
2008	$9.40	0.08	(3.02)	(2.94)	(0.08)	(1.13)	(1.21)	$5.25	(35.68)%	1.69%	1.07%	146%	$4,160

60

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

62

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

63

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

64

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

65

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

66

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time

67

horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

68

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

69

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

70

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $9,692,383, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

72

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76980   1301

ANNUAL REPORT       NOVEMBER 30, 2012

Strategic Allocation: Moderate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	56
Statement of Operations	57
Statement of Changes in Net Assets	58
Notes to Financial Statements	59
Financial Highlights	67
Report of Independent Registered Public Accounting Firm	70
Management	71
Approval of Management Agreement	74
Additional Information	79

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Central Bank Action Fueled Stock Investor Optimism

Despite weaker global economic growth and mounting sovereign debt problems, most worldwide stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on unprecedented central bank intervention around the world.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed market stocks outpaced their counterparts in the emerging markets, which lagged primarily due to slowing economic growth rates. Robust stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Demand for Yield Pushed Bond Returns Higher

U.S. and non-U.S. bonds also gained ground during the period. In the U.S., strong performance from investment-grade corporate bonds, which outpaced Treasuries and mortgage-backed securities, helped push the broad bond market average higher. High-yield corporate bonds performed even better, outpacing investment-grade bonds and the broad stock market averages, as investor demand for yield was robust and credit fundamentals remained solid.

In the international market, European bond markets generated the best returns, led by Spain and Italy, which benefited the most from the ECB’s actions. Bond markets in the U.K. and Asia posted positive but more modest returns. Similar to the U.S. market, non-government bonds outpaced government securities, reflecting greater demand for higher-yielding investments.

Market Returns
For the 12 months ended November 30, 2012
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	16.19%	Barclays U.S. Aggregate Bond Index	5.51%
Russell Midcap Index	14.56%	Barclays U.S. Corporate High-Yield Bond Index	17.05%
Russell 2000 Index (small-cap)	13.09%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1-3 Month Treasury Bill Index	0.07%
MSCI EAFE Index	12.61%
MSCI Emerging Markets Index	11.35%

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	11.81%	2.56%	7.07%	6.88%	2/15/96
S&P 500 Index	—	16.13%	1.34%	6.36%	6.78%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.51%	6.04%	5.41%	6.21%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.07%	0.49%	1.70%	2.88%(1)	—
Institutional Class	ASAMX	12.03%	2.76%	7.28%	4.83%	8/1/00
A Class(2) No sales charge* With sales charge*	ACOAX	11.57% 5.22%	2.31% 1.09%	6.79% 6.16%	6.49% 6.10%	10/2/96
B Class No sales charge* With sales charge*	ASTBX	10.75% 6.75%	1.55% 1.36%	— —	5.03% 5.03%	9/30/04
C Class	ASTCX	10.73%	1.54%	6.03%	5.08%	10/2/01
R Class	ASMRX	11.36%	2.04%	—	6.05%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.08%	0.88%	1.33%	2.08%	2.08%	1.58%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Scott Wilson
In April 2012, portfolio manager Irina Torelli left American Century Investments.

Performance Summary

Strategic Allocation: Moderate returned 11.81%* for the fiscal year ended November 30, 2012. The fund’s return reflected double-digit gains for U.S. and non-U.S. stocks, as well as modestly positive returns for U.S. bonds, non-U.S. bonds, and cash-equivalent investments.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Throughout the 12-month period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. This neutral positioning reflected a persistent lack of clarity in regard to the global economic, financial, and fiscal environment.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Moderate posted strong gains for the reporting period. The top-performing segment of the equity component was the fund’s strategic weighting in real estate investment trusts (REITs), which gained nearly 20% for the 12-month period as conditions in the commercial property market continued to improve. The fund’s value stocks also generated robust returns, especially in the large- and mid-cap segments of the portfolio. Furthermore, the fund’s international equity holdings performed well, with stocks in developed markets outpacing those in emerging markets.

Stock selection was most successful among international stocks, including both developed and emerging markets. Stock choices among large- and mid-cap value issues and small-cap growth shares also added value during the period. In contrast, stock selection among large- and mid-cap growth stocks, as well as small-cap value issues, detracted from performance.

For most of the 12-month period, the stock component was neutrally positioned across all market capitalizations and styles. In the last few months of the period, however, we shifted to a tactical overweight position in large-cap growth stocks and a corresponding underweight position in large-cap value shares. We believe that the substantial amount of economic stimulus provided by the Federal Reserve and other central banks should produce a favorable backdrop for growth stocks going forward.

*All fund returns referenced in this commentary are for Investor Class shares.

Fixed-Income Component Advanced

Strategic Allocation: Moderate’s bond holdings posted positive results for the 12-month period, though gains were more modest than those in the stock portion of the portfolio. Among high-quality bonds, sector allocation added value, particularly overweight positions in corporate bonds and commercial mortgage-backed securities, as well as an underweight position in Treasury bonds. Over the last six months of the reporting period, we lowered the risk profile of the fixed-income component by taking profits and reducing the overweight positions in corporate bonds and commercial mortgage-backed securities.

The fund’s holdings of high-yield corporate bonds generated double-digit gains, benefiting from strong investor demand for yield in a low interest rate environment. In early 2012, we shifted to an overweight position in high-yield bonds and a corresponding underweight in high-quality bonds. After the significant outperformance of high-yield bonds since then, we reduced the overweight position toward the end of the period.

The fund’s strategic exposure to non-U.S. bonds and Treasury inflation-protected securities (TIPS) contributed favorably to performance for the reporting period. Although the inflation rate declined during the period, TIPS posted strong gains as the significant fiscal and monetary stimulus coursing through the economy led investors to anticipate higher inflation down the road. International bonds benefited from slower global economic activity, though their performance was muted somewhat by a stronger U.S. dollar.

Outlook

Looking ahead to 2013, global economic growth remains weak, but central banks are pulling out all the stops in an effort to improve economic and financial conditions. On top of that, headlines scream about political gridlock, the “fiscal cliff,” European debt troubles, coordinated global slowdowns, climate disasters, and more.

While we believe much of the media handwringing about the political climate is overdone, we nevertheless think investors would do well to prepare for a bumpy road ahead. The high degree of uncertainty regarding the economic and financial outlook has led to extreme swings in sentiment, taking the global stock and bond markets along for the ride.

But even as considerable risks remain, we believe a disciplined, broadly diversified approach is well suited to periods of elevated risk and uncertainty. By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Equity Holdings	% of net assets
Apple, Inc.	1.4%
Exxon Mobil Corp.	1.2%
Pfizer, Inc.	0.7%
Microsoft Corp.	0.7%
Johnson & Johnson	0.6%
Oracle Corp.	0.6%
AT&T, Inc.	0.6%
International Business Machines Corp.	0.6%
Cisco Systems, Inc.	0.5%
Samsung Electronics Co. Ltd.	0.5%

Geographic Composition of Equity Holdings	% of net assets
United States	48.8%
United Kingdom	1.9%
France	1.4%
Japan	1.4%
Other Countries	11.0%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.5 years
Average Duration (effective)	4.5 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	48.5%
Foreign Common Stocks	15.7%
U.S. Treasury Securities	11.4%
Corporate Bonds	8.7%
U.S. Government Agency Mortgage-Backed Securities	5.4%
Sovereign Governments and Agencies	2.9%
Municipal Securities	2.8%
Commercial Paper	2.6%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Mortgage Obligations	0.6%
Exchange-Traded Funds	0.3%
U.S. Government Agency Securities	—*
Convertible Preferred Stocks	—*
Asset-Backed Securities	—*
Preferred Stocks	—*
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(1.5)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.40	$5.50	1.06%
Institutional Class	$1,000	$1,074.90	$4.46	0.86%
A Class	$1,000	$1,074.10	$6.79	1.31%
B Class	$1,000	$1,070.00	$10.66	2.06%
C Class	$1,000	$1,069.90	$10.66	2.06%
R Class	$1,000	$1,072.80	$8.08	1.56%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.35	1.06%
Institutional Class	$1,000	$1,020.70	$4.34	0.86%
A Class	$1,000	$1,018.45	$6.61	1.31%
B Class	$1,000	$1,014.70	$10.38	2.06%
C Class	$1,000	$1,014.70	$10.38	2.06%
R Class	$1,000	$1,017.20	$7.87	1.56%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2012

	Shares/ Principal Amount	Value
Common Stocks — 64.2%
AEROSPACE AND DEFENSE — 1.8%
AAR Corp.	1,178	$ 18,094
Aerovironment, Inc.(1)	1,911	39,003
American Science & Engineering, Inc.	2,537	162,063
B/E Aerospace, Inc.(1)	17,200	814,592
Boeing Co. (The)	53,563	3,978,660
Curtiss-Wright Corp.	821	26,050
General Dynamics Corp.	38,273	2,545,154
Honeywell International, Inc.	45,517	2,791,558
L-3 Communications Holdings, Inc.	8,840	679,354
Lockheed Martin Corp.	27,403	2,556,700
Moog, Inc., Class A(1)	1,039	38,194
National Presto Industries, Inc.	334	25,638
Northrop Grumman Corp.	53,536	3,570,851
Orbital Sciences Corp.(1)	1,690	22,122
Precision Castparts Corp.	8,027	1,472,071
Raytheon Co.	39,582	2,261,320
Rockwell Collins, Inc.	12,255	700,741
Rolls-Royce Holdings plc	62,735	895,050
Rolls-Royce Holdings plc, Preference Shares	4,767,860	7,639
Teledyne Technologies, Inc.(1)	370	23,310
Textron, Inc.	97,585	2,292,272
TransDigm Group, Inc.	9,800	1,332,996
Triumph Group, Inc.	4,277	280,614
United Technologies Corp.	26,642	2,134,291
Zodiac Aerospace	10,531	1,176,495
		29,844,832
AIR FREIGHT AND LOGISTICS — 0.1%
Hyundai Glovis Co. Ltd.	3,601	784,814
United Parcel Service, Inc., Class B	20,329	1,486,253
UTi Worldwide, Inc.	1,877	26,504
		2,297,571
AIRLINES — 0.3%
Alaska Air Group, Inc.(1)	42,541	1,818,628
Delta Air Lines, Inc.(1)	25,031	250,310
JetBlue Airways Corp.(1)	6,390	32,845
Ryanair Holdings plc ADR	30,856	1,062,372
Southwest Airlines Co.	180,849	1,723,491
Spirit Airlines, Inc.(1)	12,621	211,780
		5,099,426
AUTO COMPONENTS — 0.3%
American Axle & Manufacturing Holdings, Inc.(1)	20,205	211,344
Autoliv, Inc.	12,174	734,823
BorgWarner, Inc.(1)	10,657	706,559
Continental AG	8,316	920,389
Cooper Tire & Rubber Co.	606	15,138
Dana Holding Corp.	7,142	101,273
Delphi Automotive plc(1)	30,800	1,046,892
Hyundai Wia Corp.	3,107	522,209
Lear Corp.	1,358	59,304
Standard Motor Products, Inc.	1,937	37,888
		4,355,819
AUTOMOBILES — 0.7%
Brilliance China Automotive Holdings Ltd.(1)	1,020,000	1,241,078
Ford Motor Co.	172,420	1,974,209
Harley-Davidson, Inc.	36,371	1,707,982
Hyundai Motor Co.	1,833	381,716
PT Astra International Tbk	585,500	442,474
Tata Motors Ltd.	115,621	581,240
Thor Industries, Inc.	2,140	80,764
Tofas Turk Otomobil Fabrikasi	70,998	433,096
Toyota Motor Corp.	64,100	2,748,754
Volkswagen AG Preference Shares	9,621	2,082,722
Winnebago Industries, Inc.(1)	6,610	93,994
		11,768,029
BEVERAGES — 1.1%
Anheuser-Busch InBev NV	25,632	2,246,494
Beam, Inc.	23,896	1,340,805
Brown-Forman Corp., Class B	5,506	386,411
Cia de Bebidas das Americas Preference Shares ADR	19,533	812,768
Coca-Cola Co. (The)	107,656	4,082,316
Dr Pepper Snapple Group, Inc.	33,389	1,497,497
Fomento Economico Mexicano SAB de CV ADR	5,890	577,691

Shares/ Principal Amount	Value
Monster Beverage Corp.(1)	11,276	$ 586,916
PepsiCo, Inc.	46,963	3,297,272
Pernod-Ricard SA	19,524	2,210,623
Treasury Wine Estates Ltd.	201,436	1,057,399
		18,096,192
BIOTECHNOLOGY — 1.1%
Acorda Therapeutics, Inc.(1)	1,522	38,324
Affymax, Inc.(1)	1,321	32,285
Alexion Pharmaceuticals, Inc.(1)	29,441	2,826,925
Alkermes plc(1)	3,985	76,950
Alnylam Pharmaceuticals, Inc.(1)	1,705	28,934
Amgen, Inc.	60,186	5,344,517
Arena Pharmaceuticals, Inc.(1)	6,493	57,528
Cepheid, Inc.(1)	2,075	67,271
CSL Ltd.	15,033	811,092
Cubist Pharmaceuticals, Inc.(1)	2,033	82,560
Dendreon Corp.(1)	5,859	26,073
Exact Sciences Corp.(1)	2,359	23,142
Exelixis, Inc.(1)	6,458	31,580
Genomic Health, Inc.(1)	703	19,445
Gilead Sciences, Inc.(1)	30,029	2,252,175
Grifols SA(1)	96,088	3,073,571
Halozyme Therapeutics, Inc.(1)	3,503	21,824
ImmunoGen, Inc.(1)	2,269	28,794
InterMune, Inc.(1)	1,790	16,396
Ironwood Pharmaceuticals, Inc.(1)	2,587	27,940
Isis Pharmaceuticals, Inc.(1)	3,439	31,639
Neurocrine Biosciences, Inc.(1)	2,910	21,767
NPS Pharmaceuticals, Inc.(1)	2,582	26,414
Onyx Pharmaceuticals, Inc.(1)	5,600	422,632
Opko Health, Inc.(1)	4,866	21,313
PDL BioPharma, Inc.	4,347	34,341
Pharmacyclics, Inc.(1)	1,640	87,002
Regeneron Pharmaceuticals, Inc.(1)	6,300	1,112,265
Rigel Pharmaceuticals, Inc.(1)	2,235	18,550
Seattle Genetics, Inc.(1)	2,942	74,462
Theravance, Inc.(1)	2,051	46,106
United Therapeutics Corp.(1)	26,701	1,403,137
		18,186,954
BUILDING PRODUCTS — 0.1%
American Woodmark Corp.(1)	2,136	60,684
Apogee Enterprises, Inc.	5,564	127,527
Builders FirstSource, Inc.(1)	25,078	130,405
Daikin Industries Ltd.	13,700	430,768
Fortune Brands Home & Security, Inc.(1)	37,999	1,139,590
Nortek, Inc.(1)	200	13,058
Patrick Industries, Inc.(1)	2,799	48,647
Quanex Building Products Corp.	1,687	35,292
		1,985,971
CAPITAL MARKETS — 0.9%
Affiliated Managers Group, Inc.(1)	12,600	1,623,762
Ameriprise Financial, Inc.	24,750	1,501,582
Apollo Investment Corp.	8,481	68,866
Ares Capital Corp.	1,383	24,534
Bank of New York Mellon Corp. (The)	40,780	976,273
BlackRock Kelso Capital Corp.	1,660	16,766
BlackRock, Inc.	6,010	1,184,210
Charles Schwab Corp. (The)	72,206	945,899
Federated Investors, Inc. Class B	11,407	226,429
Fifth Street Finance Corp.	2,214	23,867
Franklin Resources, Inc.	2,484	327,938
Goldman Sachs Group, Inc. (The)	26,219	3,088,336
Hercules Technology Growth Capital, Inc.	2,373	25,510
Janus Capital Group, Inc.	4,841	39,696
KKR & Co. LP	48,500	666,875
Morgan Stanley	25,550	431,028
Northern Trust Corp.	54,791	2,631,064
PennantPark Investment Corp.	7,487	80,635
SEI Investments Co.	5,230	115,112
Solar Capital Ltd.	1,564	35,816
State Street Corp.	7,477	332,278
Triangle Capital Corp.	3,305	84,344

Shares/ Principal Amount	Value
UBS AG	49,227	$ 770,251
Waddell & Reed Financial, Inc.	762	24,757
Walter Investment Management Corp.(1)	1,557	65,830
		15,311,658
CHEMICALS — 2.0%
Agrium, Inc.	22,276	2,272,598
Air Liquide SA	5,458	666,611
Airgas, Inc.	10,400	921,128
BASF SE	23,407	2,097,453
Celanese Corp.	9,300	381,672
CF Industries Holdings, Inc.	11,537	2,469,264
Christian Hansen Holding A/S	43,815	1,418,414
Cytec Industries, Inc.	13,700	940,368
E.I. du Pont de Nemours & Co.	13,150	567,291
Eastman Chemical Co.	22,800	1,387,380
Flotek Industries, Inc.(1)	2,958	34,165
FMC Corp.	23,900	1,325,494
H.B. Fuller Co.	2,161	70,989
Hawkins, Inc.	1,331	53,240
Huntsman Corp.	52,623	865,122
Innophos Holdings, Inc.	1,215	58,211
Intrepid Potash, Inc.(1)	2,983	63,478
LG Chem Ltd.	1,371	395,024
LyondellBasell Industries NV, Class A	49,394	2,456,364
Methanex Corp.	1,932	58,424
Mexichem SAB de CV	126,446	655,036
Minerals Technologies, Inc.	4,331	320,494
Monsanto Co.	62,157	5,692,960
NewMarket Corp.	3,066	813,563
Olin Corp.	1,707	35,386
OM Group, Inc.(1)	963	19,231
PPG Industries, Inc.	6,986	868,150
Rentech Nitrogen Partners LP	1,649	65,812
Sensient Technologies Corp.	1,144	41,413
Sherwin-Williams Co. (The)	4,500	686,340
Sociedad Quimica y Minera de Chile SA ADR	5,801	328,337
Syngenta AG	8,145	3,265,207
Tredegar Corp.	2,306	43,468
Valspar Corp.	16,417	1,030,659
W.R. Grace & Co.(1)	6,439	421,561
		32,790,307
COMMERCIAL BANKS — 3.1%
American National Bankshares, Inc.	2,949	59,363
Banco Bilbao Vizcaya Argentaria SA	71,799	609,200
Banco Latinoamericano de Comercio Exterior SA E Shares	2,582	55,771
Bancorp, Inc.(1)	2,401	27,996
BancorpSouth, Inc.	1,850	24,475
Bank of Montreal	34,191	2,052,486
Bank of Nova Scotia	15,562	877,306
BankUnited, Inc.	8,324	195,614
BB&T Corp.	48,318	1,361,118
BNP Paribas SA	38,738	2,163,601
BOK Financial Corp.	840	46,234
Boston Private Financial Holdings, Inc.	7,310	67,471
Cathay General Bancorp.	9,257	165,700
China Minsheng Banking Corp. Ltd. H Shares	425,000	416,763
City National Corp.	1,804	87,837
Comerica, Inc.	32,471	960,817
Commerce Bancshares, Inc.	29,857	1,068,275
Commonwealth Bank of Australia	28,979	1,805,173
Community Bank System, Inc.	1,549	41,637
Credicorp Ltd.	11,982	1,676,282
Cullen/Frost Bankers, Inc.	9,461	516,665
CVB Financial Corp.	2,080	21,133
DBS Group Holdings Ltd.	102,000	1,207,521
Erste Group Bank AG(1)	3,334	98,059
F.N.B. Corp.	3,017	32,584
First Horizon National Corp.	8,286	78,386
First Interstate Bancsystem, Inc.	2,589	39,560
First Midwest Bancorp., Inc.	2,268	28,350
First Niagara Financial Group, Inc.	11,458	86,393
Fulton Financial Corp.	4,816	46,860
Grupo Financiero Banorte SAB de CV	95,501	545,015
HDFC Bank Ltd.	71,390	923,890

Shares/ Principal Amount	Value
HDFC Bank Ltd. ADR	20,280	$ 854,194
Heritage Financial Corp.	3,976	55,386
Home Bancshares, Inc.	3,783	125,444
HSBC Holdings plc (Hong Kong)	193,698	1,968,171
IBERIABANK Corp.	1,446	70,492
ICICI Bank Ltd. ADR	18,113	742,452
Industrial & Commercial Bank of China Ltd. H Shares	1,026,105	692,437
Kasikornbank PCL NVDR	401,700	2,447,634
KeyCorp	142,302	1,149,800
Lakeland Financial Corp.	1,898	46,957
Lloyds Banking Group plc(1)	2,711,080	2,019,538
MB Financial, Inc.	1,269	24,669
National Bankshares, Inc.	1,813	56,602
Old National Bancorp.	2,771	32,532
Pacific Continental Corp.	4,192	38,021
Park Sterling Corp.(1)	8,101	42,530
Pinnacle Financial Partners, Inc.(1)	3,140	59,754
PNC Financial Services Group, Inc.	53,752	3,017,637
Popular, Inc.(1)	5,316	105,097
Prosperity Bancshares, Inc.	1,352	55,608
PT Bank Mandiri (Persero) Tbk	1,585,801	1,363,721
PT Bank Rakyat Indonesia (Persero) Tbk	490,000	360,088
Sberbank of Russia	564,564	1,659,818
Signature Bank(1)	965	67,704
Standard Chartered plc	66,954	1,560,784
SunTrust Banks, Inc.	60,439	1,640,919
Susquehanna Bancshares, Inc.	5,834	59,974
Swedbank AB A Shares	69,586	1,285,385
TCF Financial Corp.	3,473	41,259
Texas Capital Bancshares, Inc.(1)	3,185	143,452
Trico Bancshares	1,566	24,868
Trustmark Corp.	1,017	22,598
Turkiye Garanti Bankasi AS	412,154	1,955,993
Turkiye Halk Bankasi AS	50,196	485,990
U.S. Bancorp	60,400	1,948,504
UMB Financial Corp.	633	26,827
United Bankshares, Inc.	925	22,847
Washington Banking Co.	2,564	34,358
Webster Financial Corp.	1,068	22,236
Wells Fargo & Co.	200,705	6,625,272
Westamerica Bancorp.	16,107	685,514
		51,030,601
COMMERCIAL SERVICES AND SUPPLIES — 0.6%
ADT Corp. (The)(1)	27,577	1,265,784
Aggreko plc	29,258	1,046,266
Avery Dennison Corp.	8,510	284,660
Corrections Corp. of America	9,839	333,542
Deluxe Corp.	3,970	114,336
G&K Services, Inc., Class A	2,997	101,598
HNI Corp.	1,429	42,556
Metalico, Inc.(1)	6,401	10,690
Mine Safety Appliances Co.	1,725	66,723
Republic Services, Inc.	110,409	3,143,344
Stericycle, Inc.(1)	15,000	1,402,050
SYKES Enterprises, Inc.(1)	4,674	68,521
Tyco International Ltd.	82,152	2,330,652
US Ecology, Inc.	2,964	64,793
Waste Management, Inc.	14,976	487,768
		10,763,283
COMMUNICATIONS EQUIPMENT — 0.9%
AAC Technologies Holdings, Inc.	131,500	493,749
Aruba Networks, Inc.(1)	3,613	70,381
Bel Fuse, Inc., Class B	3,070	48,782
Brocade Communications Systems, Inc.(1)	74,212	421,524
Cisco Systems, Inc.	479,513	9,067,591
Finisar Corp.(1)	2,032	27,574
Harris Corp.	7,962	375,249
InterDigital, Inc.	1,573	67,136
Ixia(1)	5,309	79,741
Netgear, Inc.(1)	1,675	58,390
Palo Alto Networks, Inc.(1)	18,069	983,315
Polycom, Inc.(1)	2,537	26,537
Procera Networks, Inc.(1)	3,500	72,275
QUALCOMM, Inc.	37,405	2,379,706
Riverbed Technology, Inc.(1)	47,183	844,576
Telular Corp.	4,086	40,942
		15,057,468
COMPUTERS AND PERIPHERALS — 2.1%
Apple, Inc.	38,504	22,535,621
Electronics for Imaging, Inc.(1)	1,617	29,688

Shares/ Principal Amount	Value
EMC Corp.(1)	222,402	$ 5,520,018
Gemalto NV	12,718	1,169,406
NetApp, Inc.(1)	59,682	1,892,516
SanDisk Corp.(1)	10,783	421,615
Seagate Technology plc	65,438	1,642,494
Western Digital Corp.	55,572	1,858,328
		35,069,686
CONSTRUCTION AND ENGINEERING — 0.3%
Chicago Bridge & Iron Co. NV New York Shares	16,400	666,332
China Communications Construction Co. Ltd. H Shares	1,337,000	1,217,932
China Railway Construction Corp. Ltd. H Shares	793,000	884,044
EMCOR Group, Inc.	1,861	61,134
Granite Construction, Inc.	1,820	55,692
KBR, Inc.	19,631	545,742
MasTec, Inc.(1)	3,433	78,410
Pike Electric Corp.(1)	3,844	38,056
Quanta Services, Inc.(1)	61,100	1,580,046
		5,127,388
CONSTRUCTION MATERIALS — 0.3%
Cemex SAB de CV ADR(1)	44,256	393,878
Eagle Materials, Inc.	13,131	698,832
Headwaters, Inc.(1)	16,061	122,064
HeidelbergCement AG	7,830	425,510
James Hardie Industries SE	156,933	1,488,716
PT Semen Gresik (Persero) Tbk	441,000	680,336
Siam Cement PCL NVDR	58,200	749,071
		4,558,407
CONSUMER FINANCE — 0.4%
American Express Co.	57,303	3,203,238
Cash America International, Inc.	39,500	1,470,980
Discover Financial Services	45,000	1,872,450
		6,546,668
CONTAINERS AND PACKAGING — 0.1%
Bemis Co., Inc.	27,075	909,720
Graphic Packaging Holding Co.(1)	8,793	57,067
Klabin SA Preference Shares	98,200	553,317
Owens-Illinois, Inc.(1)	15,183	304,115
Packaging Corp. of America	1,108	40,375
Sealed Air Corp.	3,079	51,789
Silgan Holdings, Inc.	1,435	63,829
Sonoco Products Co.	14,481	435,444
		2,415,656
DISTRIBUTORS†
Core-Mark Holding Co., Inc.	551	25,208
LKQ Corp.(1)	23,662	518,671
Pool Corp.	2,182	91,404
		635,283
DIVERSIFIED CONSUMER SERVICES — 0.1%
Anhanguera Educacional Participacoes SA	23,700	357,918
Coinstar, Inc.(1)	13,531	636,498
Grand Canyon Education, Inc.(1)	3,131	74,142
Sotheby’s	2,997	86,494
Steiner Leisure, Ltd.(1)	933	42,918
		1,197,970
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.	138,796	1,368,529
Chailease Holding Co. Ltd.	392,379	798,155
Citigroup, Inc.	80,060	2,767,674
Compass Diversified Holdings	1,943	27,435
Grupo BTG Pactual	23,800	334,145
Interactive Brokers Group, Inc., Class A	9,474	144,857
JPMorgan Chase & Co.	191,299	7,858,563
MarketAxess Holdings, Inc.	1,121	34,594
McGraw-Hill Cos., Inc. (The)	13,500	716,985
NYSE Euronext	73,571	1,717,883
ORIX Corp.	20,620	2,068,629
PHH Corp.(1)	2,499	54,753
		17,892,202
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
8x8, Inc.(1)	9,984	65,895
AT&T, Inc.	276,848	9,448,822
CenturyLink, Inc.	48,859	1,897,684
China Unicom Ltd. ADR	27,527	427,494
Premiere Global Services, Inc.(1)	5,067	43,019
PT XL Axiata Tbk	669,500	359,402
Telenor ASA	74,548	1,513,478

Shares/ Principal Amount	Value
tw telecom, inc., Class A(1)	66,702	$ 1,713,574
Verizon Communications, Inc.	134,883	5,951,038
		21,420,406
ELECTRIC UTILITIES — 0.8%
American Electric Power Co., Inc.	19,110	815,041
Cleco Corp.	738	29,734
El Paso Electric Co.	2,782	88,607
Empire District Electric Co. (The)	43,382	867,640
Exelon Corp.	15,430	466,295
Great Plains Energy, Inc.	86,011	1,741,723
IDACORP, Inc.	14,003	598,068
Northeast Utilities	14,653	567,657
NV Energy, Inc.	73,642	1,349,858
Pinnacle West Capital Corp.	17,360	893,346
Portland General Electric Co.	34,856	942,158
PPL Corp.	30,340	890,479
Unitil Corp.	187	4,825
UNS Energy Corp.	606	25,803
Westar Energy, Inc.	42,536	1,220,783
Xcel Energy, Inc.	75,807	2,050,579
		12,552,596
ELECTRICAL EQUIPMENT — 0.3%
ABB Ltd. ADR	43,495	844,673
Acuity Brands, Inc.	905	59,866
AMETEK, Inc.	17,200	642,076
Belden, Inc.	913	34,402
Brady Corp., Class A	13,812	441,155
Eaton Corp.	21,340	1,113,094
Emerson Electric Co.	5,038	253,059
Encore Wire Corp.	2,119	66,410
Franklin Electric Co., Inc.	1,090	64,920
Generac Holdings, Inc.	687	22,417
II-VI, Inc.(1)	1,039	17,777
Schneider Electric SA	19,059	1,339,500
		4,899,349
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
Avnet, Inc.(1)	12,297	360,179
Cognex Corp.	2,256	80,810
Coherent, Inc.(1)	925	42,781
Dolby Laboratories, Inc. Class A(1)	5,652	188,607
Electro Scientific Industries, Inc.	1,632	17,691
FLIR Systems, Inc.	5,368	109,507
Hitachi Ltd.	172,000	993,170
Hon Hai Precision Industry Co. Ltd.	662,509	2,125,210
Ingram Micro, Inc. Class A(1)	4,670	75,654
IPG Photonics Corp.(1)	1,757	103,839
Jabil Circuit, Inc.	3,606	68,514
LG Display Co. Ltd.(1)	14,100	450,533
Littelfuse, Inc.	3,387	195,464
Methode Electronics, Inc.	4,239	38,278
Molex, Inc., Class A	18,380	399,030
OSI Systems, Inc.(1)	1,995	122,254
Park Electrochemical Corp.	2,222	54,150
Power-One, Inc.(1)	8,760	36,354
TE Connectivity Ltd.	20,344	715,905
Tech Data Corp.(1)	17,090	754,865
TPK Holding Co. Ltd.	13,000	207,614
Trimble Navigation Ltd.(1)	45,491	2,531,119
		9,671,528
ENERGY EQUIPMENT AND SERVICES — 1.2%
Atwood Oceanics, Inc.(1)	14,400	662,400
Baker Hughes, Inc.	29,340	1,266,021
Bristow Group, Inc.	1,511	78,723
Core Laboratories NV	4,558	470,294
Dril-Quip, Inc.(1)	1,726	121,459
Eurasia Drilling Co. Ltd. GDR	15,170	493,783
Heckmann Corp.(1)	10,000	39,100
Helix Energy Solutions Group, Inc.(1)	70,716	1,238,237
Helmerich & Payne, Inc.	9,368	489,010
Hornbeck Offshore Services, Inc.(1)	4,799	172,620
Key Energy Services, Inc.(1)	7,693	51,466
McDermott International, Inc.(1)	3,241	34,128
Mitcham Industries, Inc.(1)	1,810	26,227
National Oilwell Varco, Inc.	23,660	1,615,978
Oceaneering International, Inc.	41,295	2,175,421
Oil States International, Inc.(1)	7,000	495,040
Petrofac Ltd.	50,628	1,320,531
Petroleum Geo-Services ASA	61,232	1,026,398
RigNet, Inc.(1)	1,312	25,217

Shares/ Principal Amount	Value
Saipem SpA	45,538	$ 2,027,254
Schlumberger Ltd.	55,699	3,989,162
Technip SA	16,414	1,906,735
Tetra Technologies, Inc.(1)	7,046	49,322
Unit Corp.(1)	861	38,676
		19,813,202
FOOD AND STAPLES RETAILING — 2.0%
Almacenes Exito SA	20,190	400,419
Andersons, Inc. (The)	2,183	92,079
BIM Birlesik Magazalar AS	7,855	357,175
Brazil Pharma SA	50,000	310,043
Carrefour SA	27,708	684,137
Clicks Group Ltd.	88,091	624,239
Costco Wholesale Corp.	52,479	5,457,291
CP ALL PCL	1,013,900	1,304,954
CVS Caremark Corp.	103,071	4,793,832
Eurocash SA	33,480	466,380
Fresh Market, Inc. (The)(1)	10,000	518,300
Harris Teeter Supermarkets, Inc.	695	26,403
Jeronimo Martins SGPS SA	23,883	445,571
Kroger Co. (The)	44,760	1,174,502
Lawson, Inc.	19,000	1,286,104
Magnit OJSC GDR	80,526	2,840,957
SYSCO Corp.	18,733	592,900
United Natural Foods, Inc.(1)	1,029	53,271
Village Super Market, Inc., Class A	1,157	43,573
Wal-Mart de Mexico SAB de CV	124,279	390,034
Wal-Mart Stores, Inc.	104,889	7,554,106
Weis Markets, Inc.	1,927	75,365
Whole Foods Market, Inc.	37,239	3,476,633
		32,968,268
FOOD PRODUCTS — 1.5%
Annie’s, Inc.(1)	6,359	228,097
Campbell Soup Co.	46,605	1,712,734
ConAgra Foods, Inc.	15,736	469,877
Dean Foods Co.(1)	52,437	898,770
Dole Food Co., Inc.(1)	3,194	36,667
General Mills, Inc.	21,589	884,933
Hain Celestial Group, Inc. (The)(1)	13,919	838,898
Hershey Co. (The)	10,662	781,205
J&J Snack Foods Corp.	1,808	113,723
Kellogg Co.	12,905	715,711
Kraft Foods Group, Inc.(1)	51,158	2,313,365
McCormick & Co., Inc.	14,400	929,664
Mead Johnson Nutrition Co.	31,919	2,176,557
Mondelez International, Inc. Class A	32,060	830,034
Nestle SA	55,660	3,642,796
Orion Corp.	859	890,850
Post Holdings, Inc.(1)	1,287	44,324
Ralcorp Holdings, Inc.(1)	19,270	1,717,728
Smithfield Foods, Inc.(1)	100,787	2,254,605
Snyders-Lance, Inc.	1,434	34,531
Tata Global Beverages Ltd.	140,700	429,252
Unilever plc	79,649	3,066,461
		25,010,782
GAS UTILITIES — 0.2%
AGL Resources, Inc.	33,584	1,309,104
Laclede Group, Inc. (The)	1,200	48,852
ONEOK, Inc.	22,400	1,005,088
South Jersey Industries, Inc.	886	44,274
Southwest Gas Corp.	1,798	75,408
WGL Holdings, Inc.	4,953	193,464
		2,676,190
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.5%
Abaxis, Inc.(1)	815	30,758
Align Technology, Inc.(1)	2,243	61,436
Analogic Corp.	434	31,973
Arthrocare Corp.(1)	873	29,237
Becton, Dickinson and Co.	12,990	995,943
Boston Scientific Corp.(1)	98,123	543,601
CareFusion Corp.(1)	75,831	2,117,202
Cie Generale d’Optique Essilor International SA	12,513	1,208,329
Coloplast A/S B Shares	2,645	617,411
Conceptus, Inc.(1)	1,219	25,367
Cooper Cos., Inc. (The)	12,042	1,143,267
Covidien plc	8,510	494,516
Cyberonics, Inc.(1)	895	46,272
DENTSPLY International, Inc.	9,947	394,896
DexCom, Inc.(1)	2,530	33,092
Edwards Lifesciences Corp.(1)	12,178	1,056,685
Elekta AB B Shares	23,447	338,841
Haemonetics Corp.(1)	870	70,496

Shares/ Principal Amount	Value
HeartWare International, Inc.(1)	499	$ 41,073
ICU Medical, Inc.(1)	1,019	60,009
IDEXX Laboratories, Inc.(1)	12,339	1,153,326
Insulet Corp.(1)	1,638	35,954
Integra LifeSciences Holdings Corp.(1)	1,380	53,489
Intuitive Surgical, Inc.(1)	1,100	581,900
MAKO Surgical Corp.(1)	1,509	20,824
Masimo Corp.	1,802	37,337
Medtronic, Inc.	133,922	5,639,455
Meridian Bioscience, Inc.	1,548	31,006
Mettler-Toledo International, Inc.(1)	4,300	804,487
Neogen Corp.(1)	902	41,086
NxStage Medical, Inc.(1)	1,887	22,682
OraSure Technologies, Inc.(1)	2,203	16,963
Orthofix International NV(1)	2,594	96,627
ResMed, Inc.	13,267	545,141
St. Jude Medical, Inc.	60,812	2,084,635
STERIS Corp.	19,787	676,122
Stryker Corp.	22,193	1,201,973
Sysmex Corp.	15,200	686,844
Utah Medical Products, Inc.	1,561	55,166
Volcano Corp.(1)	1,802	49,123
West Pharmaceutical Services, Inc.	757	40,901
Young Innovations, Inc.	6,292	227,582
Zimmer Holdings, Inc.	21,684	1,430,494
		24,873,521
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
Accretive Health, Inc.(1)	2,118	25,268
Aetna, Inc.	24,900	1,075,431
Air Methods Corp.(1)	437	47,707
AmerisourceBergen Corp.	35,252	1,488,339
Amsurg Corp.(1)	1,156	32,391
Bio-Reference Labs, Inc.(1)	931	24,513
Catamaran Corp.(1)	56,700	2,760,723
Centene Corp.(1)	1,757	77,150
Chemed Corp.	656	44,660
CIGNA Corp.	10,036	524,582
Community Health Systems, Inc.(1)	1,359	40,036
DaVita HealthCare Partners, Inc.(1)	4,367	471,636
Emeritus Corp.(1)	1,210	27,370
Express Scripts Holding Co.(1)	39,084	2,104,673
Health Management Associates, Inc., Class A(1)	4,034	32,070
HealthSouth Corp.(1)	5,793	127,388
HMS Holdings Corp.(1)	2,825	65,455
Humana, Inc.	7,103	464,607
IPC The Hospitalist Co., Inc.(1)	638	24,085
Landauer, Inc.	396	23,594
LifePoint Hospitals, Inc.(1)	34,340	1,235,553
Magellan Health Services, Inc.(1)	601	31,180
McKesson Corp.	28,492	2,691,639
MWI Veterinary Supply, Inc.(1)	441	49,233
National Healthcare Corp.	970	43,388
Owens & Minor, Inc.	4,944	135,367
Patterson Cos., Inc.	24,717	842,850
PSS World Medical, Inc.(1)	3,324	94,535
Quest Diagnostics, Inc.	12,060	696,827
Team Health Holdings, Inc.(1)	1,050	29,390
UnitedHealth Group, Inc.	4,736	257,591
VCA Antech, Inc.(1)	3,778	78,507
WellCare Health Plans, Inc.(1)	695	33,548
WellPoint, Inc.	20,810	1,163,279
		16,864,565
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	1,110	70,696
Cerner Corp.(1)	15,600	1,204,632
Computer Programs & Systems, Inc.	455	22,782
HealthStream, Inc.(1)	794	18,834
Quality Systems, Inc.	1,512	27,533
		1,344,477
HOTELS, RESTAURANTS AND LEISURE — 0.9%
AFC Enterprises, Inc.(1)	3,291	87,014
Bally Technologies, Inc.(1)	9,007	406,576
Bob Evans Farms, Inc.	669	25,215
Carnival Corp.	17,230	666,112
Carnival plc	20,771	840,276
CEC Entertainment, Inc.	22,831	714,610
Cedar Fair LP	4,120	136,084
Compass Group plc	54,883	633,981
Cracker Barrel Old Country Store, Inc.	3,995	245,493

Shares/ Principal Amount	Value
Dunkin’ Brands Group, Inc.	17,500	$ 556,850
International Game Technology	47,489	658,672
International Speedway Corp., Class A	9,581	257,058
Las Vegas Sands Corp.	7,600	354,540
Marriott International, Inc. Class A	27,298	990,644
McDonald’s Corp.	13,256	1,153,802
Minor International PCL	804,200	505,737
Orient-Express Hotels Ltd. Class A(1)	4,197	51,749
Panera Bread Co., Class A(1)	3,600	577,800
Papa John’s International, Inc.(1)	3,140	166,200
Paradise Co. Ltd.	19,823	343,244
Royal Caribbean Cruises Ltd.	16,400	578,100
Sands China Ltd.	155,200	661,836
Six Flags Entertainment Corp.	807	49,614
Starbucks Corp.	29,809	1,546,193
Vail Resorts, Inc.	417	23,486
Whitbread plc	48,123	1,849,636
WMS Industries, Inc.(1)	3,055	51,630
Wyndham Worldwide Corp.	8,500	417,265
		14,549,417
HOUSEHOLD DURABLES — 0.7%
Cavco Industries, Inc.(1)	1,448	74,572
CSS Industries, Inc.	2,674	54,871
Electrolux AB	39,876	1,043,446
Garmin Ltd.	54,014	2,100,604
Haier Electronics Group Co. Ltd.(1)	355,000	487,368
Harman International Industries, Inc.	10,457	413,679
Helen of Troy Ltd.(1)	1,156	35,674
Lennar Corp., Class A	29,700	1,129,788
Libbey, Inc.(1)	2,524	49,268
M.D.C. Holdings, Inc.	5,009	176,517
M/I Homes, Inc.(1)	8,847	194,722
Mohawk Industries, Inc.(1)	8,615	740,804
MRV Engenharia e Participacoes SA	67,400	356,746
Newell Rubbermaid, Inc.	97,165	2,119,169
PulteGroup, Inc.(1)	77,639	1,305,112
Standard Pacific Corp.(1)	42,691	286,030
Toll Brothers, Inc.(1)	33,300	1,060,272
Tupperware Brands Corp.	1,014	65,758
		11,694,400
HOUSEHOLD PRODUCTS — 0.9%
Central Garden and Pet Co.(1)	2,427	28,469
Church & Dwight Co., Inc.	31,371	1,698,740
Clorox Co.	7,726	589,880
Colgate-Palmolive Co.	8,557	928,434
Energizer Holdings, Inc.	21,605	1,723,215
Henkel AG & Co. KGaA Preference Shares	8,172	682,855
Kimberly-Clark Corp.	5,297	454,059
LG Household & Health Care Ltd.	1,225	730,803
Procter & Gamble Co. (The)	84,517	5,901,822
Svenska Cellulosa AB B Shares	16,909	342,330
Unicharm Corp.	29,700	1,516,795
		14,597,402
INDUSTRIAL CONGLOMERATES — 0.8%
Alfa SAB de CV, Series A	390,567	813,238
Danaher Corp.	70,295	3,793,821
General Electric Co.	377,463	7,975,793
Koninklijke Philips Electronics NV	35,823	925,270
Raven Industries, Inc.	3,771	98,008
Standex International Corp.	1,119	55,122
		13,661,252
INSURANCE — 2.8%
ACE Ltd.	10,550	835,876
Aflac, Inc.	53,043	2,810,748
AIA Group Ltd.	247,200	961,663
Allied World Assurance Co. Holdings AG	17,992	1,460,411
Allstate Corp. (The)	108,236	4,381,393
Alterra Capital Holdings Ltd.	3,397	79,490
American Equity Investment Life Holding Co.	2,140	24,674
American International Group, Inc.(1)	64,639	2,141,490
Amtrust Financial Services, Inc.	1,210	34,872
Aon plc	17,472	992,409
Aspen Insurance Holdings Ltd.	1,562	48,891

Shares/ Principal Amount	Value
Assurant, Inc.	19,447	$ 665,282
Axis Capital Holdings Ltd.	46,954	1,688,935
Baldwin & Lyons, Inc., Class B	3,115	71,583
Berkshire Hathaway, Inc., Class B(1)	33,686	2,967,063
Chubb Corp. (The)	23,338	1,796,793
Cincinnati Financial Corp.	14,700	595,644
Discovery Holdings Ltd.	98,098	615,816
Everest Re Group Ltd.	2,843	308,380
Hanover Insurance Group, Inc. (The)	982	35,892
HCC Insurance Holdings, Inc.	40,953	1,510,347
Infinity Property & Casualty Corp.	1,399	76,553
Loews Corp.	33,222	1,358,115
Marsh & McLennan Cos., Inc.	31,499	1,109,395
MetLife, Inc.	118,036	3,917,615
Muenchener Rueckversicherungs AG	17,051	2,910,559
National Financial Partners Corp.(1)	2,819	46,823
Ping An Insurance Group Co. H Shares	159,000	1,203,240
Platinum Underwriters Holdings Ltd.	1,464	65,177
Powszechny Zaklad Ubezpieczen SA	1,704	213,416
Primerica, Inc.	1,217	34,843
Principal Financial Group, Inc.	42,561	1,155,531
ProAssurance Corp.	385	34,912
Prudential Financial, Inc.	65,723	3,425,483
Reinsurance Group of America, Inc.	16,123	825,498
Symetra Financial Corp.	35,508	434,263
Torchmark Corp.	4,650	241,753
Travelers Cos., Inc. (The)	51,151	3,622,514
United Fire Group, Inc.	2,994	62,066
Unum Group	33,008	673,033
Validus Holdings Ltd.	16,974	601,898
Zurich Financial Services AG	3,521	898,583
		46,938,922
INTERNET AND CATALOG RETAIL — 0.4%
Amazon.com, Inc.(1)	12,041	3,034,934
Expedia, Inc.	14,934	923,817
HSN, Inc.	1,841	97,371
priceline.com, Inc.(1)	1,600	1,061,056
Rakuten, Inc.	99,992	843,021
		5,960,199
INTERNET SOFTWARE AND SERVICES — 0.9%
Baidu, Inc. ADR(1)	4,506	433,973
Blucora, Inc.(1)	9,070	133,782
CoStar Group, Inc.(1)	1,355	117,695
eBay, Inc.(1)	47,638	2,516,239
Equinix, Inc.(1)	4,600	854,496
Google, Inc., Class A(1)	7,869	5,495,474
LinkedIn Corp., Class A(1)	8,100	875,934
Mail.ru Group Ltd. GDR	12,469	411,477
Market Leader, Inc.(1)	5,292	35,192
NIC, Inc.	2,079	31,206
Perficient, Inc.(1)	4,181	45,531
Rackspace Hosting, Inc.(1)	19,148	1,323,510
SPS Commerce, Inc.(1)	555	20,457
Stamps.com, Inc.(1)	1,021	25,903
Telecity Group plc	51,022	700,554
Tencent Holdings Ltd.	68,000	2,221,568
ValueClick, Inc.(1)	4,186	78,990
Web.com Group, Inc.(1)	5,415	81,821
		15,403,802
IT SERVICES — 1.2%
Accenture plc, Class A	18,676	1,268,474
Alliance Data Systems Corp.(1)	24,300	3,462,507
Cardtronics, Inc.(1)	1,048	24,041
Cognizant Technology Solutions Corp., Class A(1)	8,800	591,624
Computer Task Group, Inc.(1)	2,056	37,501
Convergys Corp.	2,721	42,475
DST Systems, Inc.	3,221	185,658
Fiserv, Inc.(1)	2,450	188,626
FleetCor Technologies, Inc.(1)	1,516	79,120
Global Payments, Inc.	2,684	117,854
Heartland Payment Systems, Inc.	5,400	160,002
International Business Machines Corp.	48,302	9,180,761
MasterCard, Inc., Class A	5,360	2,619,325
MAXIMUS, Inc.	1,218	76,722
NeuStar, Inc., Class A(1)	980	39,396
SAIC, Inc.	8,190	94,431

Shares/ Principal Amount	Value
Teradata Corp.(1)	24,200	$ 1,439,416
WEX, Inc.(1)	548	39,434
		19,647,367
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	2,763	71,203
Hasbro, Inc.	9,285	357,101
Polaris Industries, Inc.	3,287	278,770
Smith & Wesson Holding Corp.(1)	9,020	95,612
Sturm Ruger & Co., Inc.	1,958	114,719
		917,405
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	45,931	1,758,698
Covance, Inc.(1)	602	34,320
Life Technologies Corp.(1)	23,355	1,152,569
Luminex Corp.(1)	1,594	27,449
PAREXEL International Corp.(1)	1,967	63,515
Sequenom, Inc.(1)	4,213	20,517
Waters Corp.(1)	7,808	660,166
		3,717,234
MACHINERY — 1.5%
Actuant Corp., Class A	8,397	241,582
Altra Holdings, Inc.	5,167	97,191
Atlas Copco AB A Shares	26,477	682,086
Barnes Group, Inc.	2,105	44,394
Briggs & Stratton Corp.	2,773	56,264
Chart Industries, Inc.(1)	8,700	526,176
CLARCOR, Inc.	779	36,130
Crane Co.	8,763	371,902
Deere & Co.	8,571	720,393
Dover Corp.	16,170	1,028,250
Dynamic Materials Corp.	3,704	51,819
FANUC Corp.	6,900	1,163,462
Flowserve Corp.	2,679	371,175
FreightCar America, Inc.	2,044	42,985
Gardner Denver, Inc.	6,308	440,614
IDEX Corp.	1,526	68,594
Illinois Tool Works, Inc.	21,300	1,311,441
Ingersoll-Rand plc	37,372	1,823,006
ITT Corp.	46,052	1,030,183
John Bean Technologies Corp.	2,334	38,021
Joy Global, Inc.	9,000	512,910
Kaydon Corp.	32,716	753,450
Kennametal, Inc.	3,318	126,482
Kone Oyj	14,589	1,092,887
Kubota Corp.	161,000	1,708,922
L.B. Foster Co., Class A	960	39,792
Lincoln Electric Holdings, Inc.	8,945	424,977
Lindsay Corp.	1,970	155,807
Marcopolo SA Preference Shares	64,800	380,891
Middleby Corp.(1)	965	122,931
Mitsubishi Heavy Industries Ltd.	172,000	799,127
Mueller Industries, Inc., Class A	605	28,895
Mueller Water Products, Inc. Class A	10,859	60,593
PACCAR, Inc.	21,970	965,362
Parker-Hannifin Corp.	27,663	2,272,516
Sauer-Danfoss, Inc.	17,801	935,087
SKF AB B Shares	22,277	535,718
Titan International, Inc.	7,540	153,288
Trinity Industries, Inc.	22,135	703,229
Valmont Industries, Inc.	7,600	1,061,416
Volvo AB B Shares	85,971	1,217,848
Woodward, Inc.	16,923	618,874
		24,816,670
MEDIA — 1.7%
Belo Corp. Class A	10,468	75,370
CBS Corp., Class B	67,934	2,444,266
Charter Communications, Inc., Class A(1)	4,293	304,159
Comcast Corp., Class A	232,885	8,658,664
Discovery Communications, Inc. Class A(1)	10,100	610,141
DISH Network Corp., Class A(1)	9,526	352,843
Entercom Communications Corp., Class A(1)	8,815	55,975
Entravision Communications Corp., Class A	37,238	55,857
Focus Media Holding Ltd. ADR	18,372	446,256
Kabel Deutschland Holding AG	27,310	1,974,803
Liberty Global, Inc. Class A(1)	10,500	588,420
LIN TV Corp., Class A(1)	12,869	83,391
Naspers Ltd. N Shares	15,517	958,206

Shares/ Principal Amount	Value
Nexstar Broadcasting Group, Inc. Class A(1)	3,174	$ 28,566
PT Media Nusantara Citra Tbk	1,093,000	304,766
Publicis Groupe SA	10,599	599,559
ReachLocal, Inc.(1)	2,895	31,729
Regal Entertainment Group Class A	65,152	1,015,068
Scholastic Corp.	2,171	60,918
Scripps Networks Interactive, Inc. Class A	27,900	1,647,216
SES SA	62,841	1,777,582
Sirius XM Radio, Inc.(1)	263,600	732,808
Thomson Reuters Corp.	16,701	459,946
Time Warner Cable, Inc.	21,417	2,032,259
Time Warner, Inc.	39,670	1,876,391
Viacom, Inc., Class B	27,477	1,418,088
		28,593,247
METALS AND MINING — 1.1%
Antofagasta plc	91,022	1,878,303
BHP Billiton Ltd.	79,516	2,853,781
Carpenter Technology Corp.	14,831	718,710
Century Aluminum Co.(1)	1,722	13,380
Coeur d’Alene Mines Corp.(1)	62,658	1,457,425
Compass Minerals International, Inc.	1,241	94,812
Freeport-McMoRan Copper & Gold, Inc.	47,753	1,862,845
Globe Specialty Metals, Inc.	1,644	22,786
Haynes International, Inc.	509	23,689
Hecla Mining Co.	4,392	25,474
Kaiser Aluminum Corp.	425	25,870
Koza Altin Isletmeleri AS	23,102	576,629
Newmont Mining Corp.	20,215	951,924
Nucor Corp.	44,702	1,840,828
Rio Tinto plc	48,100	2,383,958
Schnitzer Steel Industries, Inc. Class A	2,434	68,614
Southern Copper Corp.	19,203	697,069
Titanium Metals Corp.	5,036	83,698
Umicore SA	28,711	1,491,551
Vale SA Preference Shares	59,300	1,018,490
		18,089,836
MULTI-UTILITIES — 0.3%
Ameren Corp.	20,433	612,377
Avista Corp.	3,114	73,833
DTE Energy Co.	7,933	480,581
NorthWestern Corp.	1,214	42,114
PG&E Corp.	57,796	2,366,746
Public Service Enterprise Group, Inc.	62,962	1,894,527
Wisconsin Energy Corp.	9,412	353,232
		5,823,410
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	12,044	1,070,832
Dollar General Corp.(1)	17,573	878,650
Dollar Tree, Inc.(1)	14,100	588,534
Family Dollar Stores, Inc.	10,600	754,720
Kohl’s Corp.	15,200	678,680
Macy’s, Inc.	45,976	1,779,271
SACI Falabella	54,660	546,657
Saks, Inc.(1)	5,495	57,697
Target Corp.	40,452	2,553,735
		8,908,776
OIL, GAS AND CONSUMABLE FUELS — 4.3%
Alliance Resource Partners LP	969	55,107
Alon USA Energy, Inc.	4,657	66,223
Alon USA Partners LP(1)	726	13,707
Apache Corp.	26,722	2,059,999
Berry Petroleum Co., Class A	1,667	51,860
BG Group plc	69,926	1,198,742
Bonanza Creek Energy, Inc.(1)	1,819	43,110
Cabot Oil & Gas Corp.	41,600	1,959,360
Callon Petroleum Co.(1)	3,741	17,545
Chevron Corp.	77,189	8,158,105
China Shenhua Energy Co. Ltd. H Shares	163,500	669,805
CNOOC Ltd.	552,000	1,180,893
Concho Resources, Inc.(1)	9,900	794,574
Delek US Holdings, Inc.	4,260	111,910
Devon Energy Corp.	15,628	807,499
Dragon Oil plc	51,290	456,067
Energy XXI Bermuda Ltd.	27,283	864,325
ENI SpA	98,666	2,332,860
EOG Resources, Inc.	12,042	1,416,380
EQT Corp.	13,943	837,417
EQT Midstream Partners LP	2,331	71,608
Exxaro Resources Ltd.	15,050	261,459
Exxon Mobil Corp.	225,820	19,903,775

Shares/ Principal Amount	Value
Gulfport Energy Corp.(1)	6,253	$ 237,864
Hugoton Royalty Trust	5,441	42,766
Imperial Oil Ltd.	50,066	2,134,489
Kodiak Oil & Gas Corp.(1)	78,640	674,731
Kunlun Energy Co. Ltd.	532,000	1,083,193
Marathon Petroleum Corp.	48,051	2,860,957
Murphy Oil Corp.	14,052	797,311
Noble Energy, Inc.	11,886	1,161,857
NovaTek OAO GDR	5,968	654,690
Occidental Petroleum Corp.	22,376	1,682,899
Pacific Coast Oil Trust	4,975	87,610
Pacific Rubiales Energy Corp.	14,287	311,672
PDC Energy, Inc.(1)	980	35,162
Peabody Energy Corp.	14,318	359,525
Phillips 66	12,420	650,435
Rosetta Resources, Inc.(1)	3,261	146,549
Royal Dutch Shell plc, Class A	39,330	1,318,153
SandRidge Mississippian Trust II	1,711	28,659
Southwestern Energy Co.(1)	16,438	570,563
Spectra Energy Partners LP	14,623	435,619
Statoil ASA	98,575	2,410,232
Stone Energy Corp.(1)	2,764	57,298
Suncor Energy, Inc.	59,417	1,937,588
Swift Energy Co.(1)	1,509	23,359
Tesoro Corp.	28,642	1,210,984
Tesoro Logistics LP	937	43,196
Total SA ADR	26,110	1,309,678
Tullow Oil plc	18,951	418,090
Ultra Petroleum Corp.(1)	17,760	356,088
Vaalco Energy, Inc.(1)	12,149	102,902
Valero Energy Corp.	113,675	3,667,156
W&T Offshore, Inc.	3,980	65,949
Western Refining, Inc.	41,776	1,213,593
		71,423,147
PAPER AND FOREST PRODUCTS — 0.1%
Buckeye Technologies, Inc.	3,330	92,308
Clearwater Paper Corp.(1)	1,994	79,262
International Paper Co.	28,350	1,052,919
KapStone Paper and Packaging Corp.(1)	8,435	184,895
Louisiana-Pacific Corp.(1)	2,443	42,557
Neenah Paper, Inc.	2,158	60,553
		1,512,494
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	17,480	1,018,210
Hengan International Group Co. Ltd.	43,000	388,377
Hypermarcas SA(1)	47,800	344,496
Inter Parfums, Inc.	1,447	28,969
L’Oreal SA	4,999	678,427
Nu Skin Enterprises, Inc., Class A	36,089	1,638,441
		4,096,920
PHARMACEUTICALS — 3.6%
Abbott Laboratories	106,779	6,940,635
Allergan, Inc.	19,774	1,834,038
Aspen Pharmacare Holdings Ltd.	40,919	720,170
Auxilium Pharmaceuticals, Inc.(1)	1,728	33,074
Bristol-Myers Squibb Co.	30,890	1,007,941
Eli Lilly & Co.	81,245	3,984,255
Hospira, Inc.(1)	13,085	389,933
Impax Laboratories, Inc.(1)	4,027	81,909
Jazz Pharmaceuticals plc(1)	1,382	74,462
Johnson & Johnson	153,047	10,671,967
Medicines Co. (The)(1)	1,859	39,913
Medicis Pharmaceutical Corp., Class A	1,807	78,153
Merck & Co., Inc.	188,947	8,370,352
Nektar Therapeutics(1)	3,148	20,556
Novo Nordisk A/S B Shares	17,640	2,801,464
Optimer Pharmaceuticals, Inc.(1)	2,125	21,654
Perrigo Co.	16,300	1,687,050
Pfizer, Inc.	441,198	11,038,774
Questcor Pharmaceuticals, Inc.	1,877	48,708
Roche Holding AG	20,170	3,970,010
Sanofi	43,449	3,879,814
ViroPharma, Inc.(1)	879	21,790
VIVUS, Inc.(1)	3,190	36,047
Watson Pharmaceuticals, Inc.(1)	14,700	1,293,747
		59,046,416

Shares/ Principal Amount	Value
PROFESSIONAL SERVICES — 0.5%
Adecco SA	20,595	$ 1,017,638
Barrett Business Services, Inc.	1,764	58,653
Capita Group plc (The)	87,964	1,074,603
CDI Corp.	5,338	88,184
Dun & Bradstreet Corp.	25,561	2,023,920
Equifax, Inc.	13,341	683,593
Experian plc	59,428	987,355
Exponent, Inc.(1)	991	52,959
Huron Consulting Group, Inc.(1)	1,574	51,848
IHS, Inc. Class A(1)	5,560	512,298
Kforce, Inc.(1)	3,893	50,064
On Assignment, Inc.(1)	5,561	110,831
SGS SA	507	1,137,426
		7,849,372
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
American Campus Communities, Inc.	26,252	1,149,838
American Tower Corp.	12,701	951,686
Apartment Investment & Management Co., Class A	30,265	758,744
Apollo Commercial Real Estate Finance, Inc.	2,030	33,881
Associated Estates Realty Corp.	2,876	43,514
AvalonBay Communities, Inc.	10,922	1,439,410
BioMed Realty Trust, Inc.	3,937	75,866
Boston Properties, Inc.	15,319	1,572,189
Brandywine Realty Trust	34,272	408,865
BRE Properties, Inc.	7,800	379,470
Camden Property Trust	13,647	896,608
Campus Crest Communities, Inc.	6,665	76,248
Capstead Mortgage Corp.	3,838	46,593
CBL & Associates Properties, Inc.	25,883	582,626
Cedar Realty Trust, Inc.	4,280	23,198
Chimera Investment Corp.	10,928	29,943
Colony Financial, Inc.	1,937	38,779
CommonWealth REIT	2,262	34,224
CreXus Investment Corp.	3,643	45,501
DCT Industrial Trust, Inc.	73,155	457,219
DDR Corp.	43,786	670,364
DiamondRock Hospitality Co.	31,636	276,499
Digital Realty Trust, Inc.	20,374	1,314,938
Douglas Emmett, Inc.	25,300	574,563
Duke Realty Corp.	19,473	262,885
EastGroup Properties, Inc.	363	18,978
Equity Lifestyle Properties, Inc.	655	42,994
Equity One, Inc.	17,800	367,926
Equity Residential	25,147	1,395,910
Essex Property Trust, Inc.	1,609	226,048
Extra Space Storage, Inc.	18,720	658,008
First Industrial Realty Trust, Inc.(1)	19,992	263,894
General Growth Properties, Inc.	36,738	711,615
Government Properties Income Trust	1,102	25,401
Hatteras Financial Corp.	1,698	45,269
HCP, Inc.	49,000	2,207,450
Health Care REIT, Inc.	17,298	1,018,679
Healthcare Realty Trust, Inc.	1,383	32,985
Hersha Hospitality Trust	14,311	67,119
Highwoods Properties, Inc.	1,346	43,395
Host Hotels & Resorts, Inc.	79,036	1,161,039
Kilroy Realty Corp.	12,242	552,114
Kimco Realty Corp.	33,324	641,820
LaSalle Hotel Properties	3,666	88,387
Lexington Realty Trust	7,812	74,917
Link Real Estate Investment Trust (The)	199,844	1,084,287
Macerich Co. (The)	15,168	856,992
Mack-Cali Realty Corp.	2,880	72,806
Medical Properties Trust, Inc.	2,096	24,460
MFA Financial, Inc.	4,907	41,268
National Retail Properties, Inc.	2,845	87,398
Newcastle Investment Corp.	43,150	362,028
Omega Healthcare Investors, Inc.	1,752	40,156
Pebblebrook Hotel Trust	8,084	168,551
PennyMac Mortgage Investment Trust	2,532	62,414
Piedmont Office Realty Trust, Inc., Class A	61,263	1,081,292
Post Properties, Inc.	12,100	594,473
ProLogis, Inc.	44,964	1,526,078
PS Business Parks, Inc.	862	55,590
Public Storage	11,200	1,575,168
Rayonier, Inc.	3,500	174,440

Shares/ Principal Amount	Value
RLJ Lodging Trust	3,055	$ 56,792
Rouse Properties, Inc.	22	330
Sabra Health Care REIT, Inc.	2,934	63,668
Simon Property Group, Inc.	35,010	5,326,071
SL Green Realty Corp.	5,839	440,144
Sovran Self Storage, Inc.	1,714	105,908
Summit Hotel Properties, Inc.	2,708	23,776
Sun Communities, Inc.	1,852	71,487
Sunstone Hotel Investors, Inc.(1)	23,472	242,231
Taubman Centers, Inc.	9,123	706,759
UDR, Inc.	19,256	443,081
Urstadt Biddle Properties, Inc., Class A	2,783	52,293
Ventas, Inc.	34,280	2,181,922
Vornado Realty Trust	8,739	667,922
Washington Real Estate Investment Trust	1,581	40,980
Weingarten Realty Investors	2,264	61,535
Weyerhaeuser Co.	22,867	630,214
		40,710,113
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.5%
BR Malls Participacoes SA	121,900	1,565,966
BR Properties SA	78,600	926,956
CBRE Group, Inc.(1)	82,460	1,560,968
China Overseas Land & Investment Ltd.	464,000	1,374,003
Daito Trust Construction Co. Ltd.	14,400	1,395,718
Forest City Enterprises, Inc. Class A(1)	11,100	167,055
Mitsubishi Estate Co. Ltd.	87,000	1,676,994
Realogy Holdings Corp.(1)	3,585	135,190
		8,802,850
ROAD AND RAIL — 0.7%
AMERCO, Inc.	230	27,602
Canadian Pacific Railway Ltd.	10,000	933,400
Canadian Pacific Railway Ltd.	16,026	1,495,556
Celadon Group, Inc.	3,655	63,158
Genesee & Wyoming, Inc. Class A(1)	8,227	600,160
Heartland Express, Inc.	61,085	838,697
Kansas City Southern	30,100	2,352,315
Marten Transport Ltd.	4,082	77,232
Union Pacific Corp.	41,663	5,115,383
Werner Enterprises, Inc.	1,602	34,747
		11,538,250
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Analog Devices, Inc.	10,548	428,249
Applied Materials, Inc.	427,685	4,589,060
ARM Holdings plc	224,371	2,782,345
ASML Holding NV	27,851	1,740,088
Avago Technologies Ltd.	21,000	737,100
Broadcom Corp., Class A	72,381	2,343,697
Cirrus Logic, Inc.(1)	3,298	103,293
Cypress Semiconductor Corp.	7,317	74,268
Diodes, Inc.(1)	3,274	49,568
Intel Corp.	172,496	3,375,747
Intersil Corp., Class A	3,294	23,486
KLA-Tencor Corp.	46,202	2,100,805
Linear Technology Corp.	37,847	1,256,142
M/A-COM Technology Solutions Holdings, Inc.(1)	4,014	56,678
Marvell Technology Group Ltd.	109,659	929,908
MaxLinear, Inc. Class A(1)	3,682	19,772
MediaTek, Inc.	39,000	443,639
Microchip Technology, Inc.	10,302	313,387
MKS Instruments, Inc.	1,586	38,461
Nanometrics, Inc.(1)	6,438	93,093
NXP Semiconductor NV(1)	24,400	597,312
ON Semiconductor Corp.(1)	8,168	54,154
Photronics, Inc.(1)	8,019	41,298
Rudolph Technologies, Inc.(1)	3,428	37,914
Samsung Electronics Co. Ltd.	6,801	8,830,592
Semtech Corp.(1)	3,421	93,564
Silicon Image, Inc.(1)	6,831	31,832
Skyworks Solutions, Inc.(1)	4,362	98,799
Spansion, Inc., Class A(1)	10,195	119,485
Taiwan Semiconductor Manufacturing Co. Ltd.	1,012,500	3,439,587
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	100,859	1,741,835
Teradyne, Inc.(1)	123,779	1,935,904
Texas Instruments, Inc.	56,528	1,665,880

Shares/ Principal Amount	Value
Ultratech, Inc.(1)	3,818	$ 125,307
Xilinx, Inc.	58,800	2,037,420
		42,349,669
SOFTWARE — 2.2%
Activision Blizzard, Inc.	18,649	213,345
Adobe Systems, Inc.(1)	85,784	2,968,984
Allot Communications Ltd.(1)	4,204	91,815
Aspen Technology, Inc.(1)	3,099	80,543
Bottomline Technologies, Inc.(1)	1,696	41,569
BroadSoft, Inc.(1)	1,255	39,696
CA, Inc.	63,145	1,399,293
Cadence Design Systems, Inc.(1)	61,083	777,587
Citrix Systems, Inc.(1)	24,300	1,486,188
CommVault Systems, Inc.(1)	12,226	811,317
Compuware Corp.(1)	5,305	49,602
Dassault Systemes SA	8,629	976,353
Guidance Software, Inc.(1)	4,795	53,464
JDA Software Group, Inc.(1)	369	16,480
Mentor Graphics Corp.(1)	2,286	34,130
Microsoft Corp.	413,311	11,002,339
NetScout Systems, Inc.(1)	3,754	94,300
NetSuite, Inc.(1)	20,900	1,246,058
Oracle Corp.	304,793	9,783,855
Parametric Technology Corp.(1)	1,669	33,781
PROS Holdings, Inc.(1)	2,272	40,283
SAP AG	23,786	1,857,331
ServiceNow, Inc.(1)	8,960	292,365
SolarWinds, Inc.(1)	1,380	77,321
Splunk, Inc.(1)	33,388	1,008,318
Symantec Corp.(1)	69,517	1,304,139
Synchronoss Technologies, Inc.(1)	1,421	25,947
TeleCommunication Systems, Inc. Class A(1)	12,538	28,210
TIBCO Software, Inc.(1)	1,404	35,170
Ultimate Software Group, Inc.(1)	868	82,035
Websense, Inc.(1)	10,736	149,875
Workday, Inc.(1)	4,511	226,001
		36,327,694
SPECIALTY RETAIL — 2.3%
Aaron’s, Inc.	1,811	51,976
Advance Auto Parts, Inc.	5,698	416,809
American Eagle Outfitters, Inc.	1,363	28,896
ANN, Inc.(1)	3,397	113,969
Asbury Automotive Group, Inc.(1)	2,350	70,946
Ascena Retail Group, Inc.(1)	3,136	63,034
Belle International Holdings Ltd.	289,000	607,071
Buckle, Inc. (The)	12,287	628,480
Cabela’s, Inc.(1)	22,422	1,071,099
Chico’s FAS, Inc.	26,861	500,958
Conn’s, Inc.(1)	1,682	47,567
Destination Maternity Corp.	2,666	59,238
DSW, Inc., Class A	18,160	1,235,425
Fast Retailing Co. Ltd.	4,200	953,770
Foot Locker, Inc.	33,102	1,186,376
Francesca’s Holdings Corp.(1)	1,768	46,021
GameStop Corp., Class A	10,586	277,882
Gap, Inc. (The)	18,800	647,848
Genesco, Inc.(1)	2,488	137,661
GNC Holdings, Inc. Class A	52,017	1,827,357
Group 1 Automotive, Inc.	677	41,135
Haverty Furniture Cos., Inc.	1,535	25,711
Home Depot, Inc. (The)	83,770	5,450,914
Inditex SA	11,591	1,588,872
Lithia Motors, Inc., Class A	10,768	385,279
Lowe’s Cos., Inc.	118,850	4,289,296
Lumber Liquidators Holdings, Inc.(1)	10,100	542,168
Men’s Wearhouse, Inc. (The)	1,031	33,446
Mr Price Group Ltd.	21,423	320,487
O’Reilly Automotive, Inc.(1)	23,256	2,187,924
OfficeMax, Inc.	2,726	27,260
Penske Automotive Group, Inc.	1,704	49,637
PetSmart, Inc.	59,386	4,196,215
Ross Stores, Inc.	21,200	1,206,704
Rue21, Inc.(1)	2,287	65,660
Sally Beauty Holdings, Inc.(1)	24,100	610,935

Shares/ Principal Amount	Value
Select Comfort Corp.(1)	1,836	$ 49,168
Staples, Inc.	30,630	358,371
TJX Cos., Inc. (The)	64,276	2,849,998
Tractor Supply Co.	25,699	2,303,144
Ulta Salon Cosmetics & Fragrance, Inc.	15,000	1,504,200
Urban Outfitters, Inc.(1)	23,927	902,048
		38,960,955
TEXTILES, APPAREL AND LUXURY GOODS — 0.7%
adidas AG	11,855	1,042,567
Burberry Group plc	37,439	771,980
Carter’s, Inc.(1)	1,415	75,052
Cie Financiere Richemont SA	8,623	664,847
Culp, Inc.	5,134	73,108
G-III Apparel Group Ltd.(1)	2,772	105,475
Iconix Brand Group, Inc.(1)	4,278	86,245
Lululemon Athletica, Inc.(1)	9,400	674,732
Luxottica Group SpA	22,590	926,921
LVMH Moet Hennessy Louis Vuitton SA	7,550	1,324,604
Michael Kors Holdings Ltd.(1)	23,599	1,254,287
Movado Group, Inc.	2,917	101,191
Oxford Industries, Inc.	1,910	104,362
Prada SpA	222,300	1,835,720
PVH Corp.	10,100	1,157,359
True Religion Apparel, Inc.	1,382	36,056
Under Armour, Inc. Class A(1)	10,800	559,764
Vera Bradley, Inc.(1)	3,827	106,046
VF Corp.	4,000	642,040
Wolverine World Wide, Inc.	563	24,367
		11,566,723
THRIFTS AND MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	3,836	32,452
Capitol Federal Financial, Inc.	81,149	964,862
Flushing Financial Corp.	2,497	37,355
Ocwen Financial Corp.(1)	18,887	677,288
Oritani Financial Corp.	2,445	35,697
People’s United Financial, Inc.	83,616	1,019,279
Provident Financial Services, Inc.	2,661	38,558
Rockville Financial, Inc.	2,811	36,487
Simplicity Bancorp, Inc.	2,020	28,543
ViewPoint Financial Group, Inc.	6,741	137,853
Washington Federal, Inc.	2,037	32,734
		3,041,108
TOBACCO — 0.7%
Altria Group, Inc.	19,770	668,424
British American Tobacco plc	33,258	1,744,529
ITC Ltd.	219,140	1,202,561
Japan Tobacco, Inc.	43,800	1,312,379
Lorillard, Inc.	5,100	617,916
Philip Morris International, Inc.	54,031	4,856,306
Universal Corp.	22,711	1,133,279
		11,535,394
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
Applied Industrial Technologies, Inc.	2,266	90,708
Beacon Roofing Supply, Inc.(1)	5,831	179,828
DXP Enterprises, Inc.(1)	2,230	107,687
Erickson Air-Crane, Inc.(1)	4,854	36,987
Fastenal Co.	17,700	740,037
H&E Equipment Services, Inc.	4,811	74,811
Kaman Corp.	1,894	68,639
Mitsubishi Corp.	71,800	1,359,614
PT AKR Corporindo Tbk	1,372,500	615,182
SeaCube Container Leasing Ltd.	1,887	34,664
Titan Machinery, Inc.(1)	3,944	87,320
United Rentals, Inc.(1)	38,687	1,606,671
Watsco, Inc.	968	69,396
Wolseley plc	33,694	1,563,884
		6,635,428
TRANSPORTATION INFRASTRUCTURE — 0.2%
CCR SA	63,000	541,314
Grupo Aeroportuario del Sureste SAB de CV B Shares	19,963	203,745
Koninklijke Vopak NV	25,720	1,900,304
TAV Havalimanlari Holding AS(1)	96,170	477,930
		3,123,293
WATER UTILITIES†
Artesian Resources Corp., Class A	2,168	45,029
Cia de Saneamento de Minas Gerais-COPASA	21,258	447,684
		492,713

Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
Axiata Group Bhd	444,000	$ 864,703
Crown Castle International Corp.(1)	23,029	1,554,918
KDDI Corp.	16,350	1,209,862
Mobile Telesystems OJSC ADR	26,299	458,391
Rogers Communications, Inc., Class B	16,903	746,499
SBA Communications Corp., Class A(1)	64,630	4,447,837
		9,282,210
TOTAL COMMON STOCKS (Cost $849,896,351)		1,063,740,343
U.S. Treasury Securities — 11.4%
U.S. Treasury Bonds, 5.50%, 8/15/28	150,000	215,977
U.S. Treasury Bonds, 5.375%, 2/15/31	1,400,000	2,038,532
U.S. Treasury Bonds, 4.375%, 11/15/39	5,400,000	7,171,875
U.S. Treasury Bonds, 4.375%, 5/15/41	370,000	492,331
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	535,547
U.S. Treasury Bonds, 2.75%, 11/15/42	2,550,000	2,519,719
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	15,638,733	22,589,415
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	963,549	1,438,247
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	2,588,842	3,892,365
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	2,304,180	2,576,181
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	12,027,510	12,396,791
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	4,241,545	4,503,991
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	12,952,171	13,508,713
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	4,163,810	4,539,202
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	1,310,438	1,381,180
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,705,280	6,122,924
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	11,026,000	12,895,248
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	10,578,200	12,512,857
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,544,180	6,352,416
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,584,689	1,737,958
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,515,625	2,761,487
U.S. Treasury Notes, 0.75%, 9/15/13	16,000,000	16,073,760
U.S. Treasury Notes, 1.25%, 4/15/14	1,100,000	1,115,341
U.S. Treasury Notes, 0.50%, 10/15/14	10,000,000	10,046,100
U.S. Treasury Notes, 1.375%, 11/30/15	500,000	515,390
U.S. Treasury Notes, 2.125%, 12/31/15	500,000	527,109
U.S. Treasury Notes, 1.50%, 6/30/16	3,250,000	3,376,191
U.S. Treasury Notes, 0.75%, 6/30/17	3,000,000	3,026,955
U.S. Treasury Notes, 2.375%, 7/31/17	1,800,000	1,949,344
U.S. Treasury Notes, 0.75%, 10/31/17	3,550,000	3,574,960
U.S. Treasury Notes, 1.875%, 10/31/17	1,800,000	1,910,250
U.S. Treasury Notes, 2.75%, 2/28/18	2,300,000	2,546,712
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	330,516
U.S. Treasury Notes, 1.375%, 11/30/18	2,000,000	2,064,062
U.S. Treasury Notes, 1.00%, 9/30/19	850,000	849,934
U.S. Treasury Notes, 2.625%, 8/15/20	1,000,000	1,107,110
U.S. Treasury Notes, 2.125%, 8/15/21	9,650,000	10,242,568

Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.00%, 2/15/22	$ 3,100,000	$ 3,239,500
U.S. Treasury Notes, 1.625%, 8/15/22	2,450,000	2,460,910
U.S. Treasury Notes, 1.625%, 11/15/22	2,050,000	2,051,923
TOTAL U.S. TREASURY SECURITIES (Cost $173,006,371)		189,191,591
Corporate Bonds — 8.7%
AEROSPACE AND DEFENSE — 0.1%
B/E Aerospace, Inc., 6.875%, 10/1/20	125,000	140,000
L-3 Communications Corp., 4.75%, 7/15/20	130,000	145,459
Lockheed Martin Corp., 4.25%, 11/15/19	220,000	250,715
Raytheon Co., 4.40%, 2/15/20	170,000	196,703
Raytheon Co., 2.50%, 12/15/22(2)	160,000	159,985
United Technologies Corp., 3.10%, 6/1/22	70,000	75,424
United Technologies Corp., 5.70%, 4/15/40	200,000	267,234
United Technologies Corp., 4.50%, 6/1/42	240,000	273,397
		1,508,917
AUTO COMPONENTS — 0.2%
Allison Transmission, Inc., 7.125%, 5/15/19(3)	150,000	160,500
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	375,000	389,062
Delphi Corp., 5.875%, 5/15/19	150,000	162,750
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	275,000	302,500
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	250,000	268,125
Tenneco, Inc., 6.875%, 12/15/20	250,000	270,313
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	82,000	92,250
TRW Automotive, Inc., 8.875%, 12/1/17(3)	225,000	248,625
UCI International, Inc., 8.625%, 2/15/19	200,000	194,250
Visteon Corp., 6.75%, 4/15/19	450,000	477,000
		2,565,375
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.375%, 3/18/13(3)	310,000	311,707
American Honda Finance Corp., 2.50%, 9/21/15(3)	390,000	407,742
American Honda Finance Corp., 1.50%, 9/11/17(3)	70,000	70,408
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	200,000	219,250
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	230,000	231,688
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	310,000	323,888
Ford Motor Co., 7.45%, 7/16/31	200,000	252,000
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	700,000	769,073
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)	100,000	100,387
		2,686,143
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	610,000	820,348
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	260,000	261,526
Coca-Cola Co. (The), 1.80%, 9/1/16	260,000	269,430
Constellation Brands, Inc., 7.25%, 9/1/16	125,000	145,000
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	90,000	95,273
PepsiCo, Inc., 4.875%, 11/1/40	80,000	94,268
PepsiCo, Inc., 3.60%, 8/13/42	110,000	107,461
Pernod-Ricard SA, 2.95%, 1/15/17(3)	230,000	242,884
SABMiller Holdings, Inc., 2.45%, 1/15/17(3)	310,000	325,076
United Technologies Corp., 6.05%, 6/1/36	72,000	96,764
		2,458,030
BIOTECHNOLOGY†
Amgen, Inc., 2.125%, 5/15/17	290,000	301,026
Amgen, Inc., 3.625%, 5/15/22	30,000	32,269

Shares/ Principal Amount	Value
Amgen, Inc., 6.40%, 2/1/39		$ 60,000	$ 77,100
Celgene Corp., 3.25%, 8/15/22		130,000	133,695
Gilead Sciences, Inc., 4.40%, 12/1/21		190,000	218,170
			762,260
BUILDING PRODUCTS†
Masco Corp., 5.95%, 3/15/22		300,000	333,130
USG Corp., 8.375%, 10/15/18(3)		100,000	110,500
			443,630
CAPITAL MARKETS — 0.1%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	170,000	222,177
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		$500,000	605,229
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17		120,000	129,145
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		280,000	304,410
Jefferies Group, Inc., 5.125%, 4/13/18		180,000	188,775
Merrill Lynch & Co., Inc., MTN, 5.45%, 7/15/14		125,000	133,398
			1,583,134
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18		160,000	196,885
Dow Chemical Co. (The), 5.90%, 2/15/15		320,000	354,692
Dow Chemical Co. (The), 2.50%, 2/15/16		200,000	208,520
Eastman Chemical Co., 3.60%, 8/15/22		250,000	262,435
Ecolab, Inc., 4.35%, 12/8/21		120,000	134,709
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		125,000	126,875
Ineos Finance plc, 8.375%, 2/15/19(3)		250,000	267,500
Ineos Finance plc, 7.50%, 5/1/20(3)		125,000	129,687
LyondellBasell Industries NV, 5.00%, 4/15/19		125,000	139,531
Momentive Performance Materials, Inc., 10.00%, 10/15/20(3)		125,000	120,625
Momentive Performance Materials, Inc., 9.00%, 1/15/21		225,000	159,187
			2,100,646
COMMERCIAL BANKS — 0.5%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22	GBP	100,000	190,808
Bank of America N.A., 5.30%, 3/15/17		$1,470,000	1,644,626
Bank of Nova Scotia, 2.55%, 1/12/17		210,000	221,982
BB&T Corp., 5.70%, 4/30/14		140,000	149,968
BB&T Corp., 3.20%, 3/15/16		290,000	309,902
Capital One Financial Corp., 1.00%, 11/6/15		110,000	109,656
Capital One Financial Corp., 4.75%, 7/15/21		140,000	162,021
Co-Operative Bank plc, 4.75%, 11/11/21	GBP	100,000	186,742
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	211,674
Fifth Third Bancorp, 6.25%, 5/1/13		$240,000	245,451
HSBC Bank plc, 3.50%, 6/28/15(3)		230,000	244,404
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14		400,000	427,592
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16		420,000	439,914
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	140,000	231,501
LBG Capital No.1 plc, 7.875%, 11/1/20(3)		$250,000	266,875
Northern Trust Co. (The), 6.50%, 8/15/18		250,000	311,429
Regions Bank, 6.45%, 6/26/37		250,000	261,875
Regions Financial Corp., 5.75%, 6/15/15		275,000	297,687
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31		125,000	125,937

Shares/ Principal Amount	Value
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	$ 560,000	$ 610,367
SunTrust Bank, 7.25%, 3/15/18	240,000	295,185
SunTrust Banks, Inc., 3.60%, 4/15/16	74,000	79,258
Toronto-Dominion Bank (The), 2.375%, 10/19/16	300,000	316,061
U.S. Bancorp., 3.44%, 2/1/16	180,000	190,600
U.S. Bancorp., MTN, 2.95%, 7/15/22	60,000	61,501
Wachovia Bank N.A., 4.80%, 11/1/14	564,000	605,293
Wells Fargo & Co., 3.68%, 6/15/16	220,000	239,693
Wells Fargo & Co., 2.10%, 5/8/17	280,000	290,668
		8,728,670
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 6.75%, 1/31/14	3,000	3,006
Emergency Medical Services Corp., 8.125%, 6/1/19	250,000	268,125
Iron Mountain, Inc., 8.375%, 8/15/21	225,000	249,750
Republic Services, Inc., 3.80%, 5/15/18	100,000	110,804
Republic Services, Inc., 5.50%, 9/15/19	180,000	214,817
Republic Services, Inc., 3.55%, 6/1/22	110,000	116,165
ServiceMaster Co., 8.00%, 2/15/20	250,000	255,625
Waste Management, Inc., 6.125%, 11/30/39	240,000	306,862
		1,525,154
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	150,000	99,750
Avaya, Inc., 7.00%, 4/1/19(3)	485,000	437,712
Cisco Systems, Inc., 5.90%, 2/15/39	150,000	198,082
CommScope, Inc., 8.25%, 1/15/19(3)	225,000	245,813
Crown Castle International Corp., 5.25%, 1/15/23(3)	125,000	131,094
SBA Communications Corp., 5.625%, 10/1/19(3)	125,000	129,531
		1,241,982
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 2.60%, 9/15/17	390,000	371,638
Seagate Technology HDD Holdings, 6.80%, 10/1/16	100,000	111,375
		483,013
CONSTRUCTION MATERIALS†
HD Supply, Inc., 8.125%, 4/15/19(3)	50,000	56,500
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	56,000
Nortek, Inc., 8.50%, 4/15/21	125,000	136,563
Owens Corning, 4.20%, 12/15/22	140,000	142,111
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 1/31/20(3)	250,000	266,250
Vulcan Materials Co., 7.00%, 6/15/18	100,000	112,750
		770,174
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, 6.00%, 9/13/17	250,000	303,766
American Express Credit Corp., MTN, 2.75%, 9/15/15	320,000	336,934
Capital One Bank USA N.A., 8.80%, 7/15/19	130,000	176,199
CIT Group, Inc., 4.75%, 2/15/15(3)	350,000	364,875
PNC Bank N.A., 6.00%, 12/7/17	640,000	777,589
SLM Corp., 6.25%, 1/25/16	120,000	130,800
SLM Corp., MTN, 5.00%, 10/1/13	270,000	278,100
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	250,000	235,000
TransUnion Holding Co., Inc., 9.625%, 6/15/18	250,000	265,000
		2,868,263
CONTAINERS AND PACKAGING — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19	125,000	133,750
Ardagh Packaging Finance plc, 7.375%, 10/15/17(3)	475,000	520,125
Ball Corp., 5.00%, 3/15/22	125,000	133,125
Berry Plastics Corp., VRN, 4.26%, 12/15/12	125,000	125,625

Shares/ Principal Amount	Value
Packaging Dynamics Corp., 8.75%, 2/1/16(3)		$ 225,000	$ 237,937
			1,150,562
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17		55,000	55,847
Catholic Health Initiatives, 2.95%, 11/1/22		105,000	107,589
Laureate Education, Inc., 9.25%, 9/1/19(3)		125,000	128,125
			291,561
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Ally Financial, Inc., 8.30%, 2/12/15		425,000	476,000
Ally Financial, Inc., 4.625%, 6/26/15		125,000	130,385
Ally Financial, Inc., 5.50%, 2/15/17		250,000	266,450
Ally Financial, Inc., 6.25%, 12/1/17		275,000	304,713
Bank of America Corp., 6.50%, 8/1/16		210,000	244,089
Bank of America Corp., 5.75%, 12/1/17		500,000	578,745
Bank of America Corp., 5.70%, 1/24/22		40,000	48,712
Citigroup, Inc., 6.01%, 1/15/15		510,000	558,980
Citigroup, Inc., 4.75%, 5/19/15		130,000	140,544
Citigroup, Inc., 4.45%, 1/10/17		50,000	55,518
Citigroup, Inc., 5.50%, 2/15/17		90,000	99,953
Citigroup, Inc., 6.125%, 5/15/18		1,050,000	1,257,795
Citigroup, Inc., 4.50%, 1/14/22		100,000	112,631
Deutsche Bank AG (London), 3.875%, 8/18/14		370,000	389,685
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	238,234
General Electric Capital Corp., 3.75%, 11/14/14		$400,000	422,808
General Electric Capital Corp., 2.25%, 11/9/15		330,000	341,397
General Electric Capital Corp., 5.625%, 9/15/17		670,000	791,417
General Electric Capital Corp., 4.375%, 9/16/20		600,000	673,618
General Electric Capital Corp., 5.30%, 2/11/21		120,000	139,126
General Electric Capital Corp., MTN, 6.00%, 8/7/19		120,000	146,890
Goldman Sachs Group, Inc. (The), 3.30%, 5/3/15		40,000	41,690
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16		500,000	530,182
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		530,000	629,789
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41		140,000	170,436
HSBC Holdings plc, 5.10%, 4/5/21		170,000	202,199
HSBC Holdings plc, 6.80%, 6/1/38		130,000	163,971
JPMorgan Chase & Co., 6.00%, 1/15/18		1,370,000	1,636,207
JPMorgan Chase & Co., 4.25%, 10/15/20		80,000	88,901
Morgan Stanley, 4.20%, 11/20/14		125,000	130,808
Morgan Stanley, 6.00%, 4/28/15		190,000	207,142
Morgan Stanley, 6.625%, 4/1/18		460,000	536,193
Morgan Stanley, 5.625%, 9/23/19		300,000	338,632
Morgan Stanley, 5.50%, 7/28/21		90,000	103,030
UBS AG (Stamford Branch), 5.875%, 12/20/17		510,000	607,480
			12,804,350
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 3.875%, 8/15/21		100,000	112,420
AT&T, Inc., 6.55%, 2/15/39		685,000	912,746
British Telecommunications plc, 5.95%, 1/15/18		420,000	505,353
CenturyLink, Inc., 6.15%, 9/15/19		220,000	243,135
CenturyLink, Inc., 5.80%, 3/15/22		20,000	21,158
CenturyLink, Inc., Series P, 7.60%, 9/15/39		12,000	12,449

Shares/ Principal Amount	Value
Cincinnati Bell, Inc., 8.75%, 3/15/18	$ 150,000	$ 152,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	50,000	51,470
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	240,000	302,189
France Telecom SA, 4.375%, 7/8/14	610,000	642,672
Frontier Communications Corp., 7.125%, 3/15/19	200,000	216,500
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	100,000	107,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	125,000	133,906
Intelsat Luxembourg SA, 11.25%, 2/4/17	250,000	265,938
Level 3 Financing, Inc., 7.00%, 6/1/20(3)	125,000	127,656
Level 3 Financing, Inc., 8.625%, 7/15/20	250,000	272,813
Sprint Capital Corp., 8.75%, 3/15/32	445,000	530,662
Telecom Italia Capital SA, 4.95%, 9/30/14	125,000	130,000
Telecom Italia Capital SA, 7.00%, 6/4/18	50,000	56,563
Telefonica Emisiones SAU, 5.88%, 7/15/19	370,000	389,425
Verizon Communications, Inc., 8.75%, 11/1/18	600,000	839,455
Verizon Communications, Inc., 3.85%, 11/1/42	110,000	110,017
Windstream Corp., 7.875%, 11/1/17	210,000	233,625
		6,369,652
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	445,000	512,862
Edison Mission Energy, 7.00%, 5/15/17(1)(6)	325,000	164,938
		677,800
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20	275,000	292,187
Sanmina-SCI Corp., 7.00%, 5/15/19(3)	125,000	125,625
		417,812
ENERGY EQUIPMENT AND SERVICES — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	250,000	249,375
Ensco plc, 3.25%, 3/15/16	170,000	181,376
Noble Holding International Ltd., 3.95%, 3/15/22	60,000	63,630
Pioneer Drilling Co., 9.875%, 3/15/18	100,000	108,750
Transocean, Inc., 2.50%, 10/15/17	110,000	110,685
Transocean, Inc., 6.50%, 11/15/20	150,000	180,844
Transocean, Inc., 6.375%, 12/15/21	60,000	72,576
Weatherford International Ltd., 9.625%, 3/1/19	320,000	412,523
		1,379,759
FOOD AND STAPLES RETAILING — 0.2%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(3)	130,000	136,175
CVS Caremark Corp., 6.60%, 3/15/19	570,000	743,887
CVS Caremark Corp., 2.75%, 12/1/22	350,000	351,465
Kroger Co. (The), 6.40%, 8/15/17	320,000	388,979
Rite Aid Corp., 7.50%, 3/1/17	225,000	231,187
Rite Aid Corp., 9.25%, 3/15/20	250,000	256,250
Safeway, Inc., 4.75%, 12/1/21	100,000	103,771
SUPERVALU, Inc., 8.00%, 5/1/16	155,000	143,375
Target Corp., 4.00%, 7/1/42	80,000	82,407
Wal-Mart Stores, Inc., 5.875%, 4/5/27	104,000	141,228
Wal-Mart Stores, Inc., 5.625%, 4/1/40	340,000	447,046
Walgreen Co., 1.80%, 9/15/17	110,000	111,347
		3,137,117
FOOD PRODUCTS — 0.1%
Bumble Bee Acquisition Corp., 9.00%, 12/15/17(3)	139,000	147,340
Del Monte Corp., 7.625%, 2/15/19	160,000	165,200
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(3)	250,000	260,625

Shares/ Principal Amount	Value
Kellogg Co., 4.45%, 5/30/16	$ 500,000	$ 556,532
Kraft Foods, Inc., 6.125%, 2/1/18	45,000	55,130
Kraft Foods, Inc., 6.125%, 8/23/18(3)	125,000	154,217
Kraft Foods, Inc., 6.50%, 2/9/40	110,000	149,020
Kraft Foods, Inc., 5.00%, 6/4/42(3)	90,000	101,141
Mead Johnson Nutrition Co., 3.50%, 11/1/14	220,000	230,461
Michael Foods Group, Inc., 9.75%, 7/15/18	225,000	250,875
Post Holdings, Inc., 7.375%, 2/15/22(3)	250,000	268,438
		2,338,979
GAS UTILITIES — 0.3%
El Paso Corp., 6.875%, 6/15/14	100,000	107,877
El Paso Corp., 7.25%, 6/1/18	275,000	319,179
Enbridge Energy Partners LP, 6.50%, 4/15/18	240,000	295,008
Enterprise Products Operating LLC, 6.30%, 9/15/17	340,000	414,736
Enterprise Products Operating LLC, 5.95%, 2/1/41	180,000	210,868
Enterprise Products Operating LLC, 4.45%, 2/15/43	110,000	108,928
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	510,000	644,060
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	260,000	321,201
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	249,890
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	250,000	273,125
NGPL PipeCo LLC, 7.12%, 12/15/17(3)	150,000	162,750
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	100,000	108,121
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19	80,000	109,701
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	220,000	235,117
Rockies Express Pipeline LLC, 3.90%, 4/15/15(3)	250,000	250,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22(3)	300,000	327,000
TransCanada PipeLines Ltd., 2.50%, 8/1/22	180,000	181,680
Williams Partners LP, 4.125%, 11/15/20	220,000	241,601
Williams Partners LP, 3.35%, 8/15/22	130,000	132,798
		4,694,265
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13	310,000	312,284
Covidien International Finance SA, 3.20%, 6/15/22	80,000	85,344
DJO Finance LLC/DJO Finance Corp., 9.75%, 10/15/17	50,000	42,750
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(3)	125,000	130,625
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19(3)	50,000	47,500
		618,503
HEALTH CARE PROVIDERS AND SERVICES — 0.4%
Aetna, Inc., 2.75%, 11/15/22	160,000	160,937
AMERIGROUP Corp., 7.50%, 11/15/19	200,000	235,000
Apria Healthcare Group, Inc., 11.25%, 11/1/14	125,000	129,531
Capella Healthcare, Inc., 9.25%, 7/1/17	225,000	241,312
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	175,000	187,688
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	520,000	562,250
Express Scripts, Inc., 7.25%, 6/15/19	630,000	809,595
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(3)	445,000	477,262

Shares/ Principal Amount	Value
HCA Holdings, Inc., 7.75%, 5/15/21	$ 250,000	$ 272,500
HCA, Inc., 6.50%, 2/15/16	200,000	218,500
HCA, Inc., 8.50%, 4/15/19	125,000	140,938
HCA, Inc., 7.875%, 2/15/20	475,000	536,156
HCA, Inc., 7.50%, 2/15/22	125,000	142,813
Health Management Associates, Inc., 7.375%, 1/15/20	200,000	217,000
Healthsouth Corp., 8.125%, 2/15/20	250,000	276,250
Mayo Clinic Rochester, 3.77%, 11/15/43	90,000	89,828
NYU Hospitals Center, 4.43%, 7/1/42	110,000	110,959
Tenet Healthcare Corp., 8.875%, 7/1/19	275,000	309,375
UnitedHealth Group, Inc., 3.95%, 10/15/42	70,000	69,645
Universal Health Services, Inc., 7.00%, 10/1/18	450,000	488,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19	75,000	77,625
WellPoint, Inc., 3.30%, 1/15/23	130,000	133,919
WellPoint, Inc., 5.80%, 8/15/40	100,000	119,580
		6,006,913
HOTELS, RESTAURANTS AND LEISURE — 0.3%
Ameristar Casinos, Inc., 7.50%, 4/15/21	200,000	214,000
Boyd Gaming Corp., 9.125%, 12/1/18	570,000	577,125
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	570,000	615,244
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	225,000	144,563
Chester Downs & Marina LLC, 9.25%, 2/1/20(3)	300,000	297,750
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16	300,000	321,000
Darden Restaurants, Inc., 3.35%, 11/1/22	110,000	110,530
Dave & Buster’s, Inc., 11.00%, 6/1/18	225,000	252,562
DineEquity, Inc., 9.50%, 10/30/18	225,000	255,656
Marina District Finance Co., Inc., 9.50%, 10/15/15	225,000	218,812
McDonald’s Corp., 5.35%, 3/1/18	140,000	170,342
MGM Resorts International, 7.625%, 1/15/17	125,000	133,438
MGM Resorts International, 7.75%, 3/15/22	250,000	264,375
Pinnacle Entertainment, Inc., 8.75%, 5/15/20	200,000	219,000
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	250,000	306,147
Station Casinos LLC, 3.66%, 6/18/18	125,000	107,188
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	570,000	656,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	125,000	133,125
		4,997,782
HOUSEHOLD DURABLES — 0.1%
Beazer Homes USA, Inc., 8.125%, 6/15/16	125,000	132,500
D.R. Horton, Inc., 5.625%, 9/15/14	70,000	74,025
Lennar Corp., Series B, 5.60%, 5/31/15	275,000	294,938
Meritage Homes Corp., 7.00%, 4/1/22	125,000	136,250
Standard Pacific Corp., 8.375%, 5/15/18	400,000	464,000
Taylor Morrison, Inc., 7.75%, 4/15/20(3)	250,000	263,750
Toll Brothers Finance Corp., 6.75%, 11/1/19	170,000	201,334
William Lyon Homes, Inc., 8.50%, 11/15/20(3)	125,000	127,500
		1,694,297
HOUSEHOLD PRODUCTS — 0.1%
Central Garden and Pet Co., 8.25%, 3/1/18	345,000	365,269
Clorox Co. (The), 3.05%, 9/15/22	100,000	103,767
Jarden Corp., 6.125%, 11/15/22	445,000	476,706

Shares/ Principal Amount	Value
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19		$ 570,000	$ 618,450
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 8/15/19		125,000	133,125
Spectrum Brands, Inc., 6.75%, 3/15/20(3)		125,000	130,937
Yankee Candle Co., Inc., Series B, 8.50%, 2/15/15		3,000	3,030
			1,831,284
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(3)		275,000	303,875
General Electric Co., 5.25%, 12/6/17		550,000	651,293
General Electric Co., 2.70%, 10/9/22		190,000	193,945
General Electric Co., 4.125%, 10/9/42		110,000	114,954
Harland Clarke Holdings Corp., 9.50%, 5/15/15		270,000	241,650
Schaeffler Finance BV, 7.75%, 2/15/17(3)		125,000	137,500
			1,643,217
INSURANCE — 0.4%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	232,418
Allstate Corp. (The), 7.45%, 5/16/19		$180,000	238,023
Allstate Corp. (The), 5.20%, 1/15/42		130,000	155,696
American International Group, Inc., 3.65%, 1/15/14		110,000	113,205
American International Group, Inc., 5.85%, 1/16/18		560,000	656,620
American International Group, Inc., 4.875%, 6/1/22		130,000	146,440
AXA SA, VRN, 6.46%, 12/14/18(3)		200,000	193,500
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		180,000	208,561
Berkshire Hathaway, Inc., 3.00%, 5/15/22		110,000	115,728
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(3)		125,000	129,687
Genworth Financial, Inc., 7.20%, 2/15/21		110,000	115,128
Genworth Financial, Inc., VRN, 6.15%, 11/15/16		400,000	270,500
Hartford Financial Services Group, Inc., 6.30%, 3/15/18		160,000	190,902
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		130,000	148,170
Hub International Ltd., 8.125%, 10/15/18(3)		125,000	130,312
ING U.S., Inc., 5.50%, 7/15/22(3)		80,000	87,088
International Lease Finance Corp., 8.75%, 3/15/17		375,000	430,781
International Lease Finance Corp., 8.25%, 12/15/20		375,000	437,213
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)		80,000	88,716
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(3)		200,000	199,000
Lincoln National Corp., 6.25%, 2/15/20		300,000	357,498
MetLife, Inc., 6.75%, 6/1/16		360,000	430,348
MetLife, Inc., 4.125%, 8/13/42		90,000	89,934
Principal Financial Group, Inc., 3.30%, 9/15/22		80,000	81,602
Prudential Financial, Inc., 5.375%, 6/21/20		160,000	188,008
Prudential Financial, Inc., 5.625%, 5/12/41		100,000	114,442
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(3)		200,000	209,129
			5,758,649
INTERNET SOFTWARE AND SERVICES†
Equinix, Inc., 7.00%, 7/15/21		75,000	82,781
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22		50,000	52,500
First Data Corp., 9.875%, 9/24/15		495,000	508,613
First Data Corp., 7.375%, 6/15/19(3)		720,000	743,400

Shares/ Principal Amount	Value
International Business Machines Corp., 1.95%, 7/22/16	$ 610,000	$ 634,315
		1,938,828
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	80,000	81,638
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	260,000	279,669
		361,307
MACHINERY — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17	100,000	118,250
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	250,000	258,828
Deere & Co., 5.375%, 10/16/29	410,000	534,361
Dematic SA, 8.75%, 5/1/16(3)	125,000	133,750
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	130,000	141,213
		1,186,402
MEDIA — 0.8%
AMC Entertainment, Inc., 9.75%, 12/1/20	250,000	282,500
Cablevision Systems Corp., 8.625%, 9/15/17	250,000	288,125
CBS Corp., 1.95%, 7/1/17	50,000	51,252
CBS Corp., 4.85%, 7/1/42	100,000	105,156
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	375,000	406,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	101,250
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(3)	200,000	64,000
Cinemark USA, Inc., 8.625%, 6/15/19	150,000	166,500
Clear Channel Communications, Inc., 10.75%, 8/1/16	225,000	164,813
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	275,000	270,875
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(3)	470,000	498,200
Comcast Corp., 5.90%, 3/15/16	720,000	833,144
Comcast Corp., 6.50%, 11/15/35	130,000	168,535
Comcast Corp., 6.40%, 5/15/38	120,000	156,320
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	225,000	218,813
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	240,000	256,502
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	570,000	637,152
Discovery Communications LLC, 5.625%, 8/15/19	130,000	156,932
DISH DBS Corp., 7.125%, 2/1/16	125,000	140,781
DISH DBS Corp., 6.75%, 6/1/21	620,000	703,700
Lamar Media Corp., 5.875%, 2/1/22	250,000	267,188
Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	250,000	269,375
Nara Cable Funding Ltd., 8.875%, 12/1/18(3)	250,000	240,000
NBCUniversal Media LLC, 5.15%, 4/30/20	150,000	178,707
NBCUniversal Media LLC, 4.375%, 4/1/21	260,000	295,558
NBCUniversal Media LLC, 2.875%, 1/15/23	180,000	181,324
News America, Inc., 6.90%, 8/15/39	260,000	347,485
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17	275,000	301,812
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	31,473
PAETEC Holding Corp., 8.875%, 6/30/17	125,000	135,313
Qwest Corp., 7.50%, 10/1/14	270,000	296,816
RR Donnelley & Sons Co., 8.25%, 3/15/19	225,000	227,250
Sable International Finance Ltd., 8.75%, 2/1/20(3)	125,000	143,750
Sinclair Television Group, Inc., 8.375%, 10/15/18	250,000	280,000
Sirius XM Radio, Inc., 8.75%, 4/1/15(3)	450,000	512,437
Time Warner Cable, Inc., 6.75%, 7/1/18	520,000	651,709

Shares/ Principal Amount	Value
Time Warner, Inc., 3.15%, 7/15/15	$ 310,000	$ 329,209
Time Warner, Inc., 7.70%, 5/1/32	390,000	544,750
Univision Communications, Inc., 6.875%, 5/15/19(3)	225,000	232,875
UPCB Finance VI Ltd., 6.875%, 1/15/22(3)	250,000	271,250
Valassis Communications, Inc., 6.625%, 2/1/21	225,000	233,438
Viacom, Inc., 4.375%, 9/15/14	220,000	233,793
Viacom, Inc., 4.50%, 3/1/21	40,000	45,535
Viacom, Inc., 3.125%, 6/15/22	130,000	133,720
Videotron Ltee, 5.00%, 7/15/22	125,000	129,375
Visant Corp., 10.00%, 10/1/17	225,000	196,875
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	160,000	160,838
Wind Acquisition Finance SA, 11.75%, 7/15/17(3)	250,000	256,875
Wind Acquisition Finance SA, 7.25%, 2/15/18(3)	250,000	248,750
		13,048,905
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20	150,000	125,625
Aleris International, Inc., 7.625%, 2/15/18	200,000	202,000
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	85,000	86,670
ArcelorMittal, 5.75%, 8/5/20	190,000	188,810
Barrick North America Finance LLC, 4.40%, 5/30/21	200,000	221,773
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	216,469
FMG Resources Pty Ltd., 6.875%, 2/1/18(3)	570,000	563,587
Inmet Mining Corp., 8.75%, 6/1/20(3)	25,000	27,125
Newmont Mining Corp., 6.25%, 10/1/39	190,000	230,347
Novelis, Inc., 8.375%, 12/15/17	300,000	331,500
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	120,000	128,908
Teck Resources Ltd., 3.15%, 1/15/17	160,000	167,658
Vale Overseas Ltd., 5.625%, 9/15/19	440,000	501,964
Vale Overseas Ltd., 4.625%, 9/15/20	120,000	129,413
		3,121,849
MULTI-UTILITIES — 0.3%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	80,000	77,441
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	202,000	229,802
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	150,815
Consumers Energy Co., 2.85%, 5/15/22	50,000	52,361
Dominion Resources, Inc., 6.40%, 6/15/18	360,000	451,436
Dominion Resources, Inc., 2.75%, 9/15/22	140,000	142,516
Dominion Resources, Inc., 4.90%, 8/1/41	70,000	81,224
Duke Energy Corp., 3.95%, 9/15/14	270,000	285,104
Duke Energy Corp., 3.55%, 9/15/21	120,000	128,105
Edison International, 3.75%, 9/15/17	200,000	218,417
Energy Future Holdings Corp., 10.875%, 11/1/17	35,000	31,150
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	364,000	407,680
FirstEnergy Solutions Corp., 6.05%, 8/15/21	70,000	79,943
Florida Power Corp., 6.35%, 9/15/37	270,000	370,255
Florida Power Corp., 3.85%, 11/15/42	130,000	128,200
GenOn Energy, Inc., 7.625%, 6/15/14	350,000	375,375
GenOn Energy, Inc., 9.50%, 10/15/18	250,000	290,625
Georgia Power Co., 4.30%, 3/15/42	60,000	63,310
Ipalco Enterprises, Inc., 5.00%, 5/1/18	250,000	258,108
Nisource Finance Corp., 4.45%, 12/1/21	100,000	111,557

Shares/ Principal Amount	Value
Nisource Finance Corp., 5.25%, 2/15/43	$ 80,000	$ 85,933
Northern States Power Co., 3.40%, 8/15/42	80,000	76,684
NRG Energy, Inc., 7.625%, 1/15/18	225,000	249,750
Pacific Gas & Electric Co., 5.80%, 3/1/37	136,000	171,808
Progress Energy, Inc., 3.15%, 4/1/22	110,000	112,582
Public Service Company of Colorado, 4.75%, 8/15/41	70,000	81,163
Sempra Energy, 6.50%, 6/1/16	170,000	201,125
Southern California Edison Co., 5.625%, 2/1/36	161,000	208,055
Southern Power Co., 5.15%, 9/15/41	60,000	69,144
Teco Finance, Inc., 6.75%, 5/1/15	40,000	45,249
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(3)	125,000	93,125
		5,328,042
MULTILINE RETAIL†
J.C. Penney Corp., Inc., 7.65%, 8/15/16	125,000	119,375
J.C. Penney Corp., Inc., Series A, 6.875%, 10/15/15	25,000	23,937
		143,312
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	160,000	163,559
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	625,000	559,375
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	350,000	383,250
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	125,000	132,500
Anadarko Petroleum Corp., 5.95%, 9/15/16	30,000	34,821
Anadarko Petroleum Corp., 6.45%, 9/15/36	240,000	301,780
Antero Resources Finance Corp., 7.25%, 8/1/19	200,000	217,000
Apache Corp., 2.625%, 1/15/23(2)	170,000	170,941
Apache Corp., 4.75%, 4/15/43	70,000	76,779
Arch Coal, Inc., 8.75%, 8/1/16	225,000	228,375
Bill Barrett Corp., 9.875%, 7/15/16	275,000	302,500
Bill Barrett Corp., 7.00%, 10/15/22	300,000	301,875
BP Capital Markets plc, 3.20%, 3/11/16	190,000	203,571
BP Capital Markets plc, 2.25%, 11/1/16	260,000	270,739
BP Capital Markets plc, 4.50%, 10/1/20	150,000	174,068
Chesapeake Energy Corp., 7.625%, 7/15/13	125,000	129,688
Chesapeake Energy Corp., 9.50%, 2/15/15	125,000	140,938
Chesapeake Energy Corp., 6.625%, 8/15/20	200,000	210,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(3)	275,000	259,875
ConocoPhillips, 5.75%, 2/1/19	420,000	522,031
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	155,953
Consol Energy, Inc., 8.00%, 4/1/17	470,000	505,250
Continental Resources, Inc., 5.00%, 9/15/22	50,000	53,250
Devon Energy Corp., 1.875%, 5/15/17	80,000	81,934
Devon Energy Corp., 5.60%, 7/15/41	210,000	253,148
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	200,000	216,000
EOG Resources, Inc., 5.625%, 6/1/19	380,000	470,977
Forest Oil Corp., 8.50%, 2/15/14	113,000	121,475
Hess Corp., 6.00%, 1/15/40	230,000	283,336
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19(3)	200,000	201,750
Marathon Petroleum Corp., 3.50%, 3/1/16	70,000	74,792
Noble Energy, Inc., 4.15%, 12/15/21	260,000	285,434

Shares/ Principal Amount	Value
Occidental Petroleum Corp., 2.70%, 2/15/23	$ 160,000	$ 165,787
Peabody Energy Corp., 6.00%, 11/15/18	250,000	262,500
Peabody Energy Corp., 6.50%, 9/15/20	50,000	53,500
Pemex Project Funding Master Trust, 6.625%, 6/15/35	70,000	88,900
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	390,000	447,215
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	310,000	349,940
Petroleos Mexicanos, 6.00%, 3/5/20	190,000	228,950
Petroleos Mexicanos, 5.50%, 6/27/44(3)	80,000	88,200
Phillips 66, 4.30%, 4/1/22(3)	170,000	188,565
Pioneer Natural Resources Co., 3.95%, 7/15/22	130,000	138,472
Plains Exploration & Production Co., 6.75%, 2/1/22	570,000	589,950
QEP Resources, Inc., 5.25%, 5/1/23	125,000	131,875
Quicksilver Resources, Inc., 8.25%, 8/1/15	125,000	115,625
Sabine Pass LNG LP, 7.50%, 11/30/16	475,000	515,375
Samson Investment Co., 9.75%, 2/15/20(3)	125,000	132,813
SandRidge Energy, Inc., 8.75%, 1/15/20	175,000	190,312
Shell International Finance BV, 2.375%, 8/21/22	280,000	283,447
Shell International Finance BV, 3.625%, 8/21/42	140,000	141,681
Statoil ASA, 2.45%, 1/17/23	110,000	109,888
Suncor Energy, Inc., 6.10%, 6/1/18	266,000	325,634
Suncor Energy, Inc., 6.85%, 6/1/39	70,000	96,136
Talisman Energy, Inc., 7.75%, 6/1/19	220,000	284,040
Venoco, Inc., 8.875%, 2/15/19	160,000	142,000
		12,394,710
PAPER AND FOREST PRODUCTS†
International Paper Co., 4.75%, 2/15/22	90,000	102,192
International Paper Co., 6.00%, 11/15/41	70,000	85,344
Sappi Papier Holding GmbH, 6.625%, 4/15/21(3)	200,000	193,000
		380,536
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21	160,000	178,800
PHARMACEUTICALS — 0.2%
AbbVie, Inc., 1.75%, 11/6/17(3)	170,000	172,550
AbbVie, Inc., 4.40%, 11/6/42(3)	70,000	74,364
Bristol-Myers Squibb Co., 3.25%, 8/1/42	100,000	94,015
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	595,000	638,137
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	370,000	388,081
Merck & Co., Inc., 2.40%, 9/15/22	180,000	182,442
Merck & Co., Inc., 3.60%, 9/15/42	40,000	40,295
Roche Holdings, Inc., 6.00%, 3/1/19(3)	200,000	251,628
Roche Holdings, Inc., 7.00%, 3/1/39(3)	230,000	350,046
Sanofi, 4.00%, 3/29/21	143,000	165,153
Valeant Pharmaceuticals International, 6.50%, 7/15/16(3)	200,000	212,000
Valeant Pharmaceuticals International, 6.375%, 10/15/20(3)	100,000	106,500
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	225,000	239,063
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	438,000	468,163
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	70,000	74,021
		3,456,458
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
American Tower Corp., 4.625%, 4/1/15	350,000	375,121
Boston Properties LP, 3.85%, 2/1/23	150,000	159,650

Shares/ Principal Amount	Value
BRE Properties, Inc., 3.375%, 1/15/23	$ 130,000	$ 129,821
Essex Portfolio LP, 3.625%, 8/15/22(3)	100,000	100,273
Felcor Lodging LP, 6.75%, 6/1/19	200,000	211,500
HCP, Inc., 3.75%, 2/1/16	210,000	223,282
HCP, Inc., 2.625%, 2/1/20	170,000	169,583
Health Care REIT, Inc., 3.75%, 3/15/23(2)	210,000	210,485
Host Hotels & Resorts LP, 6.75%, 6/1/16	203,000	209,217
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	125,000	136,250
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18	500,000	534,250
Simon Property Group LP, 5.10%, 6/15/15	300,000	331,826
UDR, Inc., 4.25%, 6/1/18	170,000	186,698
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	270,000	285,617
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	90,000	100,098
WEA Finance LLC, 4.625%, 5/10/21(3)	140,000	156,490
		3,520,161
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19	260,000	311,930
Realogy Corp., 11.50%, 4/15/17	125,000	135,938
Realogy Corp., 7.875%, 2/15/19(3)	200,000	213,000
		660,868
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	265,000	290,253
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	100,000	116,187
CSX Corp., 4.25%, 6/1/21	60,000	68,030
CSX Corp., 4.75%, 5/30/42	160,000	174,984
Union Pacific Corp., 4.75%, 9/15/41	220,000	252,718
		902,172
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	450,000	421,875
Freescale Semiconductor, Inc., 9.25%, 4/15/18(3)	425,000	459,531
Freescale Semiconductor, Inc., 8.05%, 2/1/20	300,000	288,750
		1,170,156
SOFTWARE — 0.1%
Infor US, Inc., 9.375%, 4/1/19	125,000	140,000
Intuit, Inc., 5.75%, 3/15/17	571,000	663,624
Oracle Corp., 2.50%, 10/15/22	360,000	365,011
Sabre, Inc., 8.50%, 5/15/19(3)	125,000	132,656
		1,301,291
SPECIALTY RETAIL — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	125,000	139,688
Hertz Corp. (The), 6.75%, 4/15/19	125,000	135,625
Hertz Corp. (The), 7.375%, 1/15/21	200,000	218,500
Home Depot, Inc. (The), 5.95%, 4/1/41	210,000	287,030
Lowe’s Cos., Inc., 4.65%, 4/15/42	100,000	112,005
Petco Animal Supplies, Inc., 9.25%, 12/1/18(3)	275,000	306,625
Rent-A-Center, Inc., 6.625%, 11/15/20	325,000	354,250
Stewart Enterprises, Inc., 6.50%, 4/15/19	60,000	64,800
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	500,000	547,500
United Rentals (North America), Inc., 8.375%, 9/15/20	250,000	277,187
		2,443,210
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	225,000	247,500
Gap, Inc. (The), 5.95%, 4/12/21	190,000	216,932
Gymboree Corp., 9.125%, 12/1/18	250,000	230,625

Shares/ Principal Amount	Value
Hanesbrands, Inc., 6.375%, 12/15/20		$ 400,000	$ 441,500
Ltd. Brands, Inc., 6.625%, 4/1/21		200,000	230,250
Ltd. Brands, Inc., 5.625%, 2/15/22		275,000	298,375
Phillips-Van Heusen Corp., 7.375%, 5/15/20		445,000	500,069
Polymer Group, Inc., 7.75%, 2/1/19		335,000	360,125
			2,525,376
THRIFTS AND MORTGAGE FINANCE†
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	200,000	304,130
Cie de Financement Foncier, MTN, 4.50%, 5/16/18	EUR	165,000	250,755
			554,885
TOBACCO†
Altria Group, Inc., 9.25%, 8/6/19		$48,000	66,922
Altria Group, Inc., 2.85%, 8/9/22		310,000	307,373
Philip Morris International, Inc., 4.125%, 5/17/21		280,000	322,029
			696,324
TRANSPORTATION INFRASTRUCTURE†
CEVA Group plc, 8.375%, 12/1/17(3)		200,000	196,000
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32		250,000	394,484
America Movil SAB de CV, 5.00%, 3/30/20		200,000	236,061
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18		230,000	318,651
Cricket Communications, Inc., 7.75%, 10/15/20		445,000	463,913
MetroPCS Wireless, Inc., 7.875%, 9/1/18		250,000	271,250
Sprint Nextel Corp., 6.00%, 12/1/16		125,000	136,250
Sprint Nextel Corp., 7.00%, 3/1/20(3)		250,000	290,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(3)		130,000	144,495
Vodafone Group plc, 5.625%, 2/27/17		230,000	272,005
			2,527,109
TOTAL CORPORATE BONDS (Cost $132,822,689)			143,820,934
U.S. Government Agency Mortgage-Backed Securities(4) — 5.4%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
FHLMC, VRN, 2.59%, 12/15/12		322,782	337,308
FHLMC, VRN, 2.90%, 12/15/12		139,978	147,226
FHLMC, VRN, 3.27%, 12/15/12		319,032	335,294
FHLMC, VRN, 4.05%, 12/15/12		634,731	676,616
FHLMC, VRN, 6.15%, 12/15/12		330,387	358,792
FNMA, VRN, 2.73%, 12/25/12		631,060	661,238
FNMA, VRN, 3.35%, 12/25/12		432,452	457,221
FNMA, VRN, 3.37%, 12/25/12		438,570	464,140
FNMA, VRN, 3.88%, 12/25/12		521,146	554,993
FNMA, VRN, 3.91%, 12/25/12		481,595	512,255
FNMA, VRN, 3.96%, 12/25/12		230,294	243,835
			4,748,918
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.1%
FHLMC, 7.00%, 6/1/14		5,392	5,646
FHLMC, 6.50%, 6/1/16		44,196	47,357
FHLMC, 6.50%, 6/1/16		45,173	48,892
FHLMC, 4.50%, 1/1/19		764,159	815,645
FHLMC, 5.00%, 10/1/19		24,233	26,135
FHLMC, 5.00%, 11/1/19		104,030	112,197
FHLMC, 5.50%, 11/1/19		4,121	4,469
FHLMC, 5.50%, 11/1/19		4,414	4,787
FHLMC, 5.50%, 11/1/19		5,074	5,503
FHLMC, 5.50%, 11/1/19		5,169	5,606
FHLMC, 5.50%, 11/1/19		3,159	3,426
FHLMC, 5.50%, 12/1/19		4,430	4,805
FHLMC, 5.00%, 2/1/20		8,041	8,795
FHLMC, 5.00%, 2/1/20		2,686	2,938

Shares/ Principal Amount	Value
FHLMC, 5.50%, 3/1/20	$ 9,006	$ 9,768
FHLMC, 5.50%, 3/1/20	6,334	6,870
FHLMC, 5.50%, 3/1/20	14,274	15,482
FHLMC, 5.00%, 5/1/20	4,871	5,328
FHLMC, 5.00%, 5/1/20	13,783	15,077
FHLMC, 5.00%, 5/1/20	20,395	22,309
FHLMC, 4.50%, 7/1/20	72,513	77,512
FHLMC, 4.00%, 10/1/20	24,572	26,212
FHLMC, 5.00%, 4/1/21	2,656,591	2,868,063
FHLMC, 8.00%, 6/1/26	5,331	5,597
FHLMC, 8.00%, 6/1/26	1,136	1,378
FHLMC, 8.00%, 7/1/26	1,286	1,292
FHLMC, 7.00%, 8/1/29	3,566	4,261
FHLMC, 7.50%, 8/1/29	22,438	24,351
FHLMC, 8.00%, 7/1/30	24,163	30,049
FHLMC, 6.50%, 6/1/31	91,567	106,471
FHLMC, 5.50%, 12/1/33	606,107	679,191
FHLMC, 6.50%, 5/1/34	19,478	22,283
FHLMC, 5.50%, 6/1/35	59,391	64,436
FHLMC, 5.00%, 9/1/35	26,262	28,280
FHLMC, 5.00%, 9/1/35	18,042	19,429
FHLMC, 5.50%, 10/1/35	143,581	158,875
FHLMC, 5.50%, 10/1/35	51,952	57,486
FHLMC, 5.00%, 11/1/35	229,204	251,692
FHLMC, 5.00%, 11/1/35	244,039	271,025
FHLMC, 6.50%, 3/1/36	16,131	18,370
FHLMC, 6.50%, 3/1/36	8,308	9,461
FHLMC, 5.50%, 1/1/38	900,694	974,117
FHLMC, 6.00%, 2/1/38	396,421	431,648
FHLMC, 6.00%, 11/1/38	2,365,545	2,575,751
FHLMC, 4.00%, 4/1/41	1,948,910	2,171,708
FHLMC, 6.50%, 7/1/47	50,540	56,349
FNMA, 6.00%, 12/1/13	2,492	2,524
FNMA, 5.32%, 4/1/14	89,428	92,813
FNMA, 6.00%, 4/1/14	12,128	12,280
FNMA, 7.50%, 6/1/15	2,610	2,642
FNMA, 5.17%, 1/1/16	159,760	175,243
FNMA, 4.50%, 5/1/19	1,044,858	1,126,995
FNMA, 4.00%, 6/1/19	7,807	8,381
FNMA, 4.50%, 6/1/19	131,232	144,623
FNMA, 4.50%, 12/1/19	10,322	11,375
FNMA, 5.00%, 3/1/20	22,140	24,416
FNMA, 5.00%, 3/1/20	23,060	25,431
FNMA, 5.00%, 4/1/20	12,824	14,142
FNMA, 5.00%, 5/1/20	5,324	5,872
FNMA, 5.00%, 5/1/20	24,759	27,305
FNMA, 5.00%, 7/1/20	36,679	39,912
FNMA, 7.00%, 5/1/26	3,489	4,149
FNMA, 7.00%, 6/1/26	3,039	3,614
FNMA, 7.50%, 3/1/27	7,822	8,552
FNMA, 6.50%, 4/1/29	20,124	23,358
FNMA, 6.50%, 6/1/29	36,686	43,349
FNMA, 6.50%, 6/1/29	13,500	15,952
FNMA, 7.00%, 7/1/29	21,953	26,349
FNMA, 6.50%, 8/1/29	42,588	49,429
FNMA, 7.00%, 3/1/30	21,133	25,365
FNMA, 8.00%, 7/1/30	36,594	40,839
FNMA, 7.50%, 9/1/30	14,520	17,791
FNMA, 6.50%, 9/1/31	85,860	101,670
FNMA, 7.00%, 9/1/31	49,845	59,764
FNMA, 6.50%, 1/1/32	42,857	50,838
FNMA, 6.50%, 10/1/32	343,379	407,915
FNMA, 5.50%, 6/1/33	241,733	267,109
FNMA, 5.50%, 8/1/33	1,346,245	1,480,539
FNMA, 5.00%, 11/1/33	1,330,046	1,450,107
FNMA, 5.50%, 1/1/34	1,172,952	1,289,959
FNMA, 5.50%, 9/1/34	75,003	83,024
FNMA, 5.50%, 10/1/34	67,185	73,552
FNMA, 6.00%, 10/1/34	104,628	115,996
FNMA, 5.00%, 11/1/34	411,495	464,071
FNMA, 5.50%, 3/1/35	6,176	7,024
FNMA, 5.50%, 3/1/35	11,510	13,090
FNMA, 5.50%, 3/1/35	19,103	21,725
FNMA, 5.50%, 3/1/35	52,355	58,969
FNMA, 5.50%, 3/1/35	33,744	38,375
FNMA, 5.00%, 4/1/35	57,080	64,711
FNMA, 6.00%, 5/1/35	35,955	39,766
FNMA, 6.00%, 5/1/35	2,941	3,298
FNMA, 6.00%, 6/1/35	19,057	21,077
FNMA, 6.00%, 6/1/35	936	1,036
FNMA, 6.00%, 6/1/35	60,186	66,565
FNMA, 5.00%, 7/1/35	219,798	249,187
FNMA, 5.50%, 7/1/35	38,093	42,167
FNMA, 6.00%, 7/1/35	88,422	97,795
FNMA, 6.00%, 7/1/35	103,136	114,069
FNMA, 6.00%, 7/1/35	13,183	14,580
FNMA, 5.50%, 8/1/35	17,616	19,326
FNMA, 6.00%, 8/1/35	5,976	6,590
FNMA, 4.50%, 9/1/35	1,716,755	1,853,137
FNMA, 5.50%, 9/1/35	105,228	116,481
FNMA, 5.50%, 9/1/35	3,764	4,167
FNMA, 5.50%, 9/1/35	1,283	1,420
FNMA, 5.50%, 9/1/35	27,166	30,018
FNMA, 5.50%, 9/1/35	206,592	228,685

Shares/ Principal Amount	Value
FNMA, 5.00%, 10/1/35		$ 34,739	$ 39,383
FNMA, 5.50%, 10/1/35		458,739	507,797
FNMA, 6.00%, 10/1/35		44,073	48,745
FNMA, 5.50%, 11/1/35		270,309	299,216
FNMA, 6.00%, 11/1/35		75,559	84,506
FNMA, 6.50%, 11/1/35		5,887	6,676
FNMA, 6.50%, 11/1/35		17,854	21,269
FNMA, 6.50%, 12/1/35		49,374	55,627
FNMA, 6.50%, 4/1/36		24,135	27,444
FNMA, 6.00%, 8/1/36		72,785	79,989
FNMA, 5.00%, 10/1/36		705,563	764,842
FNMA, 5.00%, 11/1/36		705,224	764,476
FNMA, 5.50%, 1/1/37		2,479,662	2,711,522
FNMA, 5.50%, 2/1/37		857,813	933,734
FNMA, 6.00%, 5/1/37		62,998	69,233
FNMA, 6.00%, 7/1/37		15,844	17,412
FNMA, 6.50%, 8/1/37		20,287	22,590
FNMA, 6.50%, 8/1/37		1,922,497	2,140,709
FNMA, 6.50%, 8/1/37		657,580	732,218
FNMA, 4.00%, 1/1/41		7,637,608	8,536,391
FNMA, 4.50%, 1/1/41		1,023,029	1,123,162
FNMA, 4.50%, 2/1/41		2,996,619	3,240,294
FNMA, 4.00%, 5/1/41		2,231,645	2,394,535
FNMA, 4.50%, 7/1/41		2,116,395	2,326,853
FNMA, 4.50%, 9/1/41		67,004	73,708
FNMA, 4.00%, 12/1/41		3,694,834	4,071,904
FNMA, 4.00%, 1/1/42		78,948	85,833
FNMA, 4.00%, 1/1/42		1,738,259	1,865,679
FNMA, 3.50%, 5/1/42		3,478,997	3,747,532
FNMA, 3.50%, 6/1/42		1,240,796	1,342,774
FNMA, 6.50%, 6/1/47		126,175	139,748
FNMA, 6.50%, 8/1/47		193,004	213,765
FNMA, 6.50%, 8/1/47		218,559	242,068
FNMA, 6.50%, 9/1/47		475,070	526,171
FNMA, 6.50%, 9/1/47		17,203	19,053
FNMA, 6.50%, 9/1/47		214,991	238,117
FNMA, 6.50%, 9/1/47		148,485	164,457
FNMA, 6.50%, 9/1/47		120,417	133,370
GNMA, 9.00%, 4/20/25		1,984	2,459
GNMA, 7.50%, 10/15/25		5,262	6,077
GNMA, 6.00%, 4/15/26		1,588	1,787
GNMA, 6.00%, 4/15/26		929	1,046
GNMA, 7.50%, 6/15/26		4,500	5,213
GNMA, 7.00%, 12/15/27		17,575	21,012
GNMA, 7.50%, 12/15/27		23,730	28,839
GNMA, 6.50%, 1/15/28		22,205	26,189
GNMA, 6.00%, 5/15/28		30,444	34,344
GNMA, 6.00%, 5/15/28		55,826	63,605
GNMA, 6.50%, 5/15/28		7,057	8,323
GNMA, 7.00%, 5/15/31		54,086	64,948
GNMA, 5.50%, 11/15/32		244,222	270,431
GNMA, 6.50%, 10/15/38		3,950,055	4,540,095
GNMA, 4.00%, 1/20/41		3,470,490	3,815,548
GNMA, 4.50%, 5/20/41		4,483,440	4,949,018
GNMA, 4.50%, 6/15/41		1,052,484	1,168,027
GNMA, 4.00%, 12/15/41		2,052,486	2,248,435
GNMA, 4.00%, 6/20/42		3,355,646	3,659,017
GNMA, 3.50%, 7/20/42		1,230,572	1,343,131
			85,107,171
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $83,676,522)			89,856,089
Sovereign Governments and Agencies — 2.9%
AUSTRALIA — 0.1%
Government of Australia, 6.50%, 5/15/13	AUD	460,000	487,782
Government of Australia, 5.75%, 7/15/22	AUD	220,000	280,095
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	295,000	335,337
			1,103,214
AUSTRIA — 0.2%
Republic of Austria, 3.40%, 10/20/14(3)	EUR	465,000	643,170
Republic of Austria, 4.35%, 3/15/19(3)	EUR	680,000	1,062,716
Republic of Austria, 3.90%, 7/15/20(3)	EUR	365,000	562,476
Republic of Austria, 4.15%, 3/15/37(3)	EUR	183,000	303,400
			2,571,762
BELGIUM — 0.2%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	910,000	1,244,497
Kingdom of Belgium, 4.00%, 3/28/18	EUR	280,000	420,900
Kingdom of Belgium, 3.75%, 9/28/20	EUR	310,000	462,836
Kingdom of Belgium, 5.00%, 3/28/35	EUR	330,000	560,720
			2,688,953

Shares/ Principal Amount	Value
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19		$1,000,000	$ 1,244,000
Brazilian Government International Bond, 5.625%, 1/7/41		$200,000	265,000
			1,509,000
CANADA — 0.2%
Government of Canada, 5.00%, 6/1/14	CAD	485,000	516,682
Government of Canada, 1.50%, 3/1/17	CAD	300,000	305,128
Government of Canada, 3.75%, 6/1/19	CAD	320,000	368,173
Government of Canada, 5.75%, 6/1/33	CAD	345,000	546,478
Hydro-Quebec, 8.40%, 1/15/22		$130,000	188,302
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	265,000	283,888
Province of Ontario Canada, 5.45%, 4/27/16		$240,000	278,482
Province of Ontario Canada, 1.60%, 9/21/16		$160,000	165,451
			2,652,584
CHILE†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	252,425
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	336,255
DENMARK — 0.1%
Kingdom of Denmark, 4.00%, 11/15/17	DKK	2,300,000	474,940
Kingdom of Denmark, 4.00%, 11/15/19	DKK	530,000	113,406
Kingdom of Denmark, 7.00%, 11/10/24	DKK	1,760,000	500,767
Kingdom of Denmark, 4.50%, 11/15/39	DKK	2,395,000	631,545
			1,720,658
FINLAND — 0.2%
Government of Finland, 3.125%, 9/15/14	EUR	480,000	658,891
Government of Finland, 3.875%, 9/15/17	EUR	460,000	691,832
Government of Finland, 4.375%, 7/4/19	EUR	111,000	175,267
Government of Finland, 3.375%, 4/15/20	EUR	360,000	540,655
Government of Finland, 4.00%, 7/4/25	EUR	375,000	599,400
			2,666,045
FRANCE — 0.1%
French Treasury Note, 2.25%, 2/25/16	EUR	655,000	905,259
Government of France, 4.00%, 4/25/14	EUR	240,000	329,237
Government of France, 3.25%, 10/25/21	EUR	85,000	123,659
Government of France, 5.50%, 4/25/29	EUR	160,000	286,360
Government of France, 4.75%, 4/25/35	EUR	195,000	327,542
			1,972,057
GERMANY — 0.2%
German Federal Republic, 0.25%, 3/14/14	EUR	685,000	893,744
German Federal Republic, 2.00%, 2/26/16	EUR	830,000	1,146,036
German Federal Republic, 4.00%, 1/4/18	EUR	315,000	483,075
German Federal Republic, 3.00%, 7/4/20	EUR	35,000	52,281
German Federal Republic, 1.75%, 7/4/22	EUR	550,000	742,334
German Federal Republic, 4.75%, 7/4/34	EUR	250,000	468,652
German Federal Republic, 4.25%, 7/4/39	EUR	180,000	328,803
			4,114,925
ITALY†
Republic of Italy, 6.875%, 9/27/23		$110,000	128,810
JAPAN — 0.6%
Government of Japan, 1.20%, 6/20/15	JPY	212,050,000	2,644,893
Government of Japan, 1.50%, 9/20/18	JPY	174,200,000	2,268,604
Government of Japan, 1.00%, 12/20/21	JPY	130,100,000	1,634,552
Government of Japan, 2.10%, 12/20/26	JPY	144,700,000	1,966,393
Government of Japan, 2.40%, 3/20/37	JPY	71,500,000	968,278
Government of Japan, 2.00%, 9/20/41	JPY	35,200,000	436,224
			9,918,944

Shares/ Principal Amount	Value
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17		$160,000	$ 187,200
United Mexican States, 5.95%, 3/19/19		$710,000	880,400
United Mexican States, 5.125%, 1/15/20		$350,000	420,700
United Mexican States, 6.05%, 1/11/40		$220,000	298,320
			1,786,620
MULTI-NATIONAL — 0.1%
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	275,968
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	225,418
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	430,326
			931,712
NETHERLANDS — 0.1%
Kingdom of Netherlands, 4.00%, 7/15/16(3)	EUR	550,000	809,178
Kingdom of Netherlands, 3.50%, 7/15/20(3)	EUR	625,000	945,901
Kingdom of Netherlands, 4.00%, 1/15/37(3)	EUR	280,000	471,020
			2,226,099
NEW ZEALAND†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	175,000	159,498
NORWAY†
Government of Norway, 4.25%, 5/19/17	NOK	1,000,000	197,455
PERU†
Republic of Peru, 6.55%, 3/14/37		$100,000	146,750
Republic of Peru, 5.625%, 11/18/50		$150,000	197,175
			343,925
POLAND†
Poland Government International Bond, 5.125%, 4/21/21		$250,000	297,115
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16		$240,000	260,434
Korea Development Bank, 3.25%, 3/9/16		$160,000	169,216
Korea Development Bank, 4.00%, 9/9/16		$160,000	174,228
			603,878
SWEDEN†
Government of Sweden, 6.75%, 5/5/14	SEK	2,540,000	414,070
Government of Sweden, 4.25%, 3/12/19	SEK	1,590,000	283,741
Government of Sweden, 3.50%, 6/1/22	SEK	660,000	116,917
			814,728
SWITZERLAND†
Switzerland Government Bond, 2.00%, 4/28/21	CHF	160,000	197,192
Switzerland Government Bond, 2.50%, 3/8/36	CHF	35,000	50,281
			247,473
UNITED KINGDOM — 0.6%
Government of United Kingdom, 5.00%, 9/7/14	GBP	665,000	1,153,376
Government of United Kingdom, 4.00%, 9/7/16	GBP	640,000	1,158,142
Government of United Kingdom, 4.50%, 3/7/19	GBP	635,000	1,230,776
Government of United Kingdom, 8.00%, 6/7/21	GBP	71,000	173,973
Government of United Kingdom, 3.75%, 9/7/21	GBP	725,000	1,374,764
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	359,189
Government of United Kingdom, 4.25%, 3/7/36	GBP	920,000	1,826,218
Government of United Kingdom, 4.50%, 12/7/42	GBP	650,000	1,344,683
Government of United Kingdom, 4.25%, 12/7/55	GBP	285,000	580,085
			9,201,206
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	80,640
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $45,000,692)			48,525,981

Shares/ Principal Amount	Value
Municipal Securities — 2.8%
Alameda County Industrial Development Authority, Series 1997 A, (Plyproperties), VRDN, 0.22%, 12/6/12 (LOC: Wells Fargo Bank N.A.)	$ 3,600,000	$ 3,600,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	120,000	166,752
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.20%, 12/3/12	1,900,000	1,900,000
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	120,000	169,132
Big Bear Lake Rev., Series 1993 A, (Southwest Gas Corp.), VRDN, 0.18%, 12/5/12 (LOC: Wells Fargo Bank N.A.)	4,100,000	4,100,000
California GO, (Building Bonds), 7.30%, 10/1/39	160,000	222,126
California GO, (Building Bonds), 7.60%, 11/1/40	45,000	66,573
City of Lowell, AR Rev., (Little Rock Newspapers), VRDN, 0.23%, 12/5/12 (LOC: JPMorgan Chase Bank N.A.)	3,850,000	3,850,000
Illinois GO, 5.88%, 3/1/19	370,000	429,733
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	600,000	611,118
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	50,000	58,539
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	120,000	158,610
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	130,000	166,811
Maryland Economic Development Corp. Rev., (Associated Catholic Charities, Inc.), VRDN, 0.17%, 12/3/12 (LOC: PNC Bank N.A.)	1,510,000	1,510,000
Medford Hospital Facilities Authority Rev., (Rogue Valley Manor Project), VRDN, 0.19%, 12/3/12 (LOC: Bank of America N.A.)	3,000,000	3,000,000
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	185,000	247,184
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	100,000	134,243
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	180,000	268,398
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	140,000	203,304
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	75,000	102,511
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	200,000	236,622
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.25%, 12/5/12 (LOC: FNMA)	1,650,000	1,650,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	130,000	172,867
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	360,000	363,236
Riverside County Industrial Development Authority (Cal-Mold, Inc.), VRDN, 0.26%, 12/5/12 (LOC: Bank of the West)	1,860,000	1,860,000
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	280,000	359,576

Shares/ Principal Amount	Value
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	$ 170,000	$ 213,690
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	170,000	208,401
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	135,000	170,749
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	195,000	241,307
State of Ohio Rev., Series 2012 B, 0.60%, 5/30/13	3,335,000	3,335,333
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.25%, 12/6/12 (LOC: Bank of America N.A.)	4,200,000	4,200,000
Washington Finance Commission Nonprofit Housing Rev., (Heatherwood), Series 2002 A, VRDN, 0.22%, 12/6/12 (LOC: FHLMC)	3,400,000	3,400,000
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.19%, 12/6/12 (LOC: JPMorgan Chase Bank N.A.)	4,000,000	4,000,000
Wisconsin Health & Educational Facilities Authority Rev., (Milwaukee Institute of Art & Design), VRDN, 0.24%, 12/5/12 (LOC: Citibank N.A.)	4,000,000	4,000,000
TOTAL MUNICIPAL SECURITIES (Cost $44,460,435)		45,376,815
Commercial Paper(5) — 2.6%
Bank of Nova Scotia, 0.22%, 2/1/13	3,400,000	3,398,846
Catholic Health Initiatives, 0.26%, 12/3/12	4,100,000	4,100,031
Charta LLC, 0.28%, 1/22/13(3)	4,100,000	4,098,485
City of Chicago, IL, 0.25%, 2/13/13	2,900,000	2,898,521
CRC Funding LLC, 0.28%, 1/22/13(3)	4,200,000	4,198,448
Crown Point Capital Co. LLC, 0.23%, 12/3/12(3)	4,200,000	4,199,926
Govco LLC, 0.36%, 1/15/13(3)	4,100,000	4,098,895
Jupiter Securitization Co. LLC, 0.20%, 1/4/13(3)	4,100,000	4,099,322
Legacy Capital LLC, 0.23%, 12/3/12(3)	4,200,000	4,199,927
Liberty Street Funding LLC, 0.22%, 2/4/13(3)	4,000,000	3,998,343
Toyota Motor Credit Corp., 0.27%, 3/13/13	4,200,000	4,197,296
TOTAL COMMERCIAL PAPER (Cost $43,486,387)		43,488,040
Commercial Mortgage-Backed Securities(4) — 0.9%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	308,061	312,202
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/12	500,000	559,267
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/12	425,000	468,487
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(3)	550,000	569,135
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	350,000	367,345

Shares/ Principal Amount	Value
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 12/1/12	$ 325,000	$ 358,170
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/1/12	925,000	974,439
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.39%, 12/15/12(3)	109,921	104,040
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/1/12	300,000	299,762
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/1/12	600,000	644,161
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/1/12	250,000	264,687
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/1/12	1,000,000	1,065,341
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	740,000	795,711
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,100,000	1,191,253
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	500,000	542,256
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	700,000	729,012
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	1,000,000	1,040,983
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.45%, 12/11/12	450,000	479,896
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/11/12	200,000	214,147
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/11/12	600,000	655,297
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/11/12	725,000	801,858
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	75,935	76,581
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	800,000	855,321
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	130,504	132,515
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,500,000	1,605,625
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,765,680)		15,107,491
Collateralized Mortgage Obligations(4) — 0.6%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	292,341	302,652
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	1,111,320	864,131
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	236,298	242,379
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	325,000	344,093

Shares/ Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 12/1/12	$ 578,542	$ 580,574
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.06%, 12/1/12	314,025	311,867
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 12/1/12	300,000	312,202
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	285,870	302,380
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.94%, 12/1/12	400,053	425,359
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/12	437,264	447,626
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	444,868	472,063
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	513,343	539,962
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	46,674	46,673
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	168,613	177,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	511,763	531,783
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.34%, 12/1/12	225,632	228,682
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	603,462	628,122
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	310,835	313,542
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 12/1/12	265,352	273,664
		7,345,015
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	1,839,854	2,039,771
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,199,334)		9,384,786
Exchange-Traded Funds — 0.3%
iShares MSCI Emerging Markets Index Fund	32,603	1,362,805
iShares Russell 2000 Index Fund	185	15,190
iShares Russell 2000 Value Index Fund	3,846	281,527
iShares Russell Midcap Value Index Fund	57,138	2,816,904
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,310,843)		4,476,426
U.S. Government Agency Securities†
FHLMC, 2.375%, 1/13/22	210,000	220,989
FNMA, 6.625%, 11/15/30	200,000	309,397
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $511,995)		530,386
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	1,834	47,097
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	4,086	241,968
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	378	38,013
MEDIA†
LodgeNet Interactive Corp., 10.00%(3)	28	1,208
TOBACCO†
Universal Corp., 6.75%	50	56,856
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $413,938)		385,142

	Principal Amount/ Shares	Value
Asset-Backed Securities(4)†
American Airlines Pass-Through Trust, 7.00%, 7/31/19(3)	$ 22,369	$ 23,040
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19	130,000	147,985
TOTAL ASSET-BACKED SECURITIES (Cost $152,245)		171,025
Preferred Stocks†
DIVERSIFIED FINANCIAL SERVICES†
Ally Financial, Inc., 7.00%(3)	77	74,974
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	1,212	32,469
Inland Real Estate Corp., Series A, 8.125%	860	22,790
PS Business Parks, Inc., 6.45%	801	21,379
		76,638
TOTAL PREFERRED STOCKS (Cost $143,814)		151,612

	Shares	Value
Temporary Cash Investments — 1.7%
SSgA U.S. Government Money Market Fund (Cost $27,381,671)	27,381,671	$ 27,381,671
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $1,429,228,967)		1,681,588,332
OTHER ASSETS AND LIABILITIES — (1.5)%		(24,371,708)
TOTAL NET ASSETS — 100.0%		$1,657,216,624

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
95,372	CAD for AUD	Deutsche Bank	1/25/13	$95,905	$723
228,290	CHF for EUR	UBS AG	1/25/13	246,541	1,752
344,175	DKK for EUR	UBS AG	1/25/13	60,066	1,301
20,293,000	JPY for EUR	HSBC Holdings plc	1/25/13	246,305	(8,584)
30,266,000	JPY for EUR	UBS AG	1/25/13	367,352	(1,296)
423,900	SEK for NOK	Deutsche Bank	1/25/13	63,621	1,184
220,548	AUD for USD	Westpac Group	1/25/13	229,233	3,389
14,000	AUD for USD	Westpac Group	1/25/13	14,551	123
1,000	AUD for USD	Westpac Group	1/25/13	1,039	13
392,207	CAD for USD	Barclays Bank plc	1/25/13	394,398	430
18,000	CAD for USD	Westpac Group	1/25/13	18,101	173
8,000	CAD for USD	Westpac Group	1/25/13	8,045	9
3,000	CHF for USD	HSBC Holdings plc	1/25/13	3,240	51
3,000	CHF for USD	UBS AG	1/25/13	3,240	43
64,682	CHF for USD	UBS AG	1/25/13	69,853	(76)
4,805,000	CZK for USD	Deutsche Bank	1/25/13	247,680	(4,701)
67,000	DKK for USD	HSBC Holdings plc	1/25/13	11,693	192
4,768,164	DKK for USD	UBS AG	1/25/13	832,150	(4,847)
65,000	EUR for USD	HSBC Holdings plc	1/25/13	84,581	1,388
12,410	EUR for USD	UBS AG	12/31/12	16,145	48
18,000	GBP for USD	HSBC Holdings plc	1/25/13	28,835	281
7,000	GBP for USD	UBS AG	1/25/13	11,214	—
129,000	HKD for USD	Westpac Group	1/25/13	16,646	(2)
7,134,000	JPY for USD	Deutsche Bank	1/25/13	86,589	(618)
3,327,000	JPY for USD	HSBC Holdings plc	1/25/13	40,381	(667)
142,550,964	JPY for USD	UBS AG	1/25/13	1,730,205	(57,290)
2,537,000	JPY for USD	Westpac Group	1/25/13	30,793	(757)
2,221,125,990	KRW for USD	HSBC Holdings plc	1/25/13	2,046,114	45,280
1,816,862	NOK for USD	Deutsche Bank	1/25/13	320,130	968
124,000	NOK for USD	UBS AG	1/25/13	21,849	268
167,047	NZD for USD	Westpac Group	1/25/13	136,674	866
3,000	NZD for USD	Westpac Group	1/25/13	2,454	35
1,000	NZD for USD	Westpac Group	1/25/13	818	(4)
27,000	SEK for USD	UBS AG	1/25/13	4,052	61
12,000	SEK for USD	UBS AG	1/25/13	1,801	12
410,000	SGD for USD	HSBC Holdings plc	1/25/13	335,898	245
				$7,828,192	$(20,007)
(Value on Settlement Date $7,848,199)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
92,000	AUD for CAD	Deutsche Bank	1/25/13	$95,623	$(441)
189,322	EUR for CHF	UBS AG	1/25/13	246,355	(1,566)
46,182	EUR for DKK	UBS AG	1/25/13	60,094	(1,329)
195,947	EUR for JPY	HSBC Holdings plc	1/25/13	254,976	(87)
282,183	EUR for JPY	UBS AG	1/25/13	367,191	1,457
360,000	NOK for SEK	Deutsche Bank	1/25/13	63,432	(994)
6,000	AUD for USD	UBS AG	1/25/13	6,236	8
2,424,873	CAD for USD	UBS AG	12/31/12	2,439,731	5,388
4,000	CAD for USD	Westpac Group	1/25/13	4,022	(7)
1,000	CHF for USD	Barclays Bank plc	1/25/13	1,080	(5)
19,825	CHF for USD	Credit Suisse AG	12/31/12	21,403	(9)
645,280	CHF for USD	Credit Suisse AG	12/31/12	696,615	(2,459)
232,000	DKK for USD	UBS AG	1/25/13	40,489	(484)
4,000	EUR for USD	Barclays Bank plc	1/25/13	5,205	(28)
45,000	EUR for USD	UBS AG	1/25/13	58,556	(710)
502,796	EUR for USD	UBS AG	12/31/12	654,105	(1,923)
611,731	EUR for USD	UBS AG	12/31/12	795,822	(2,339)
1,831,280	EUR for USD	UBS AG	12/31/12	2,382,375	(7,003)
138,275	GBP for USD	Barclays Bank plc	1/25/13	221,513	(183)
553,920	GBP for USD	Credit Suisse AG	12/31/12	887,434	1,516
24,017	GBP for USD	Credit Suisse AG	12/31/12	38,478	(28)
730,000	JPY for USD	Westpac Group	1/25/13	8,860	20
116,182,999	KRW for USD	HSBC Holdings plc	1/25/13	107,028	(296)
111,522,000	KRW for USD	HSBC Holdings plc	1/25/13	102,735	(1,402)
1,000	NOK for USD	UBS AG	1/25/13	176	(3)
20,000	NOK for USD	UBS AG	1/25/13	3,524	(18)
1,000	NZD for USD	UBS AG	1/25/13	818	—
3,215,591	SEK for USD	Deutsche Bank	1/25/13	482,614	3,543
1,000	SEK for USD	UBS AG	1/25/13	150	(1)
				$10,046,640	$(9,383)
(Value on Settlement Date $10,037,257)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
4	S&P 500 E-Mini	December 2012	$282,880	$2,772

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
BB-UBS = Barclays Bank PLC - UBS Real Estate Securities, Inc.
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
GO = General Obligation
HKD = Hong Kong Dollar
JPY = Japanese Yen
KRW = South Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
LOC = Letter of Credit
MASTR = Mortgage Asset Securitization Transactions, Inc.
MSCI = Morgan Stanley Capital International
MTN = Medium Term Note
NOK = Norwegian Krone
NVDR = Non-Voting Depositary Receipt
NZD = New Zealand Dollar
OJSC = Open Joint Stock Company
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	When-issued security.
(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $54,412,996, which represented 3.3% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.
(5)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(6)	Security is in default.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $1,429,228,967)	$1,681,588,332
Foreign currency holdings, at value (cost of $244,611)	247,712
Deposits with broker for futures contracts	14,000
Receivable for investments sold	26,170,157
Receivable for capital shares sold	1,177,342
Receivable for variation margin on futures contracts	4,365
Unrealized gain on forward foreign currency exchange contracts	70,767
Dividends and interest receivable	6,816,771
Other assets	15,570
1,716,105,016

Liabilities
Disbursements in excess of demand deposit cash	63,434
Payable for investments purchased	16,448,760
Payable for capital shares redeemed	40,619,477
Payable for variation margin on futures contracts	2,747
Unrealized loss on forward foreign currency exchange contracts	100,157
Accrued management fees	1,411,223
Distribution and service fees payable	242,594
58,888,392

Net Assets	$1,657,216,624

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,368,575,693
Undistributed net investment income	4,804,383
Undistributed net realized gain	31,466,514
Net unrealized appreciation	252,370,034
$1,657,216,624

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$627,729,003	88,648,080	$7.08
Institutional Class, $0.01 Par Value	$240,396,316	33,939,524	$7.08
A Class, $0.01 Par Value	$620,975,445	87,834,231	$7.07*
B Class, $0.01 Par Value	$19,001,619	2,691,207	$7.06
C Class, $0.01 Par Value	$100,437,211	14,202,805	$7.07
R Class, $0.01 Par Value	$48,677,030	6,897,793	$7.06
*Maximum offering price $7.50 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $627,501)	$23,523,218
Interest (net of foreign taxes withheld of $353)	18,410,164
41,933,382

Expenses:
Management fees	16,888,621
Distribution and service fees:
A Class	1,500,596
B Class	204,651
C Class	965,432
R Class	224,493
Directors’ fees and expenses	87,749
Other expenses	7,837
19,879,379

Net investment income (loss)	22,054,003

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(268))	77,182,262
Futures contract transactions	165,942
Swap agreement transactions	(105,332)
Foreign currency transactions	(241,590)
77,001,282

Change in net unrealized appreciation (depreciation) on:
Investments	79,683,105
Futures contracts	(2,736)
Swap agreements	(76,140)
Translation of assets and liabilities in foreign currencies	120,588
79,724,817

Net realized and unrealized gain (loss)	156,726,099

Net Increase (Decrease) in Net Assets Resulting from Operations	$178,780,102

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$22,054,003	$21,878,480
Net realized gain (loss)	77,001,282	99,395,707
Change in net unrealized appreciation (depreciation)	79,724,817	(52,711,346)
Net increase (decrease) in net assets resulting from operations	178,780,102	68,562,841

Distributions to Shareholders
From net investment income:
Investor Class	(8,621,120)	(9,453,020)
Institutional Class	(4,266,938)	(4,058,373)
A Class	(7,072,120)	(7,346,085)
B Class	(125,787)	(124,491)
C Class	(570,497)	(480,961)
R Class	(434,376)	(385,199)
From net realized gains:
Investor Class	(5,005,011)	—
Institutional Class	(2,027,271)	—
A Class	(4,840,237)	—
B Class	(181,620)	—
C Class	(775,696)	—
R Class	(342,746)	—
Decrease in net assets from distributions	(34,263,419)	(21,848,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(24,835,758)	(71,312,700)

Net increase (decrease) in net assets	119,680,925	(24,597,988)

Net Assets
Beginning of period	1,537,535,699	1,562,133,687
End of period	$1,657,216,624	$1,537,535,699

Undistributed net investment income	$4,804,383	$4,404,898

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its asset mix. The fund pursues its objective by diversifying its assets among various classes of investments such as equity securities, bonds and money market instruments.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class and 0.86% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $1,222,899,849, of which $194,766,988 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $1,225,882,822, of which $164,049,425 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	13,816,203	$94,354,117	15,975,192	$105,704,231
Issued in reinvestment of distributions	2,041,881	13,388,309	1,415,892	9,268,839
Redeemed	(17,780,049)	(120,743,196)	(24,378,606)	(161,020,195)
	(1,921,965)	(13,000,770)	(6,987,522)	(46,047,125)
Institutional Class/Shares Authorized	225,000,000		225,000,000
Sold	10,058,311	68,174,363	7,175,838	47,283,443
Issued in reinvestment of distributions	955,443	6,294,209	620,078	4,058,373
Redeemed	(13,453,941)	(93,441,692)	(7,201,874)	(47,205,912)
	(2,440,187)	(18,973,120)	594,042	4,135,904
A Class/Shares Authorized	350,000,000		350,000,000
Sold	19,760,299	134,608,234	19,721,529	130,216,970
Issued in reinvestment of distributions	1,744,475	11,388,992	1,074,570	7,036,972
Redeemed	(20,570,869)	(140,171,817)	(25,100,121)	(165,898,139)
	933,905	5,825,409	(4,304,022)	(28,644,197)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	31,078	208,696	36,040	236,659
Issued in reinvestment of distributions	45,433	293,029	17,869	117,615
Redeemed	(710,002)	(4,836,171)	(817,376)	(5,403,215)
	(633,491)	(4,334,446)	(763,467)	(5,048,941)
C Class/Shares Authorized	75,000,000		75,000,000
Sold	2,539,718	17,352,750	2,654,554	17,482,796
Issued in reinvestment of distributions	184,896	1,195,439	64,216	423,316
Redeemed	(2,574,673)	(17,556,104)	(2,869,784)	(18,877,392)
	149,941	992,085	(151,014)	(971,280)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	3,366,466	22,911,548	2,363,025	15,492,477
Issued in reinvestment of distributions	118,348	770,201	58,474	382,529
Redeemed	(2,771,804)	(19,026,665)	(1,608,800)	(10,612,067)
	713,010	4,655,084	812,699	5,262,939
Net increase (decrease)	(3,198,787)	$(24,835,758)	(10,799,284)	$(71,312,700)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$803,948,492	—	—
Foreign Common Stocks	26,103,293	$233,688,558	—
U.S. Treasury Securities	—	189,191,591	—
Corporate Bonds	—	143,820,934	—
U.S. Government Agency Mortgage-Backed Securities	—	89,856,089	—
Sovereign Governments and Agencies	—	48,525,981	—
Municipal Securities	—	45,376,815	—
Commercial Paper	—	43,488,040	—
Commercial Mortgage-Backed Securities	—	15,107,491	—
Collateralized Mortgage Obligations	—	9,384,786	—
Exchange-Traded Funds	4,476,426	—	—
U.S. Government Agency Securities	—	530,386	—
Convertible Preferred Stocks	—	385,142	—
Asset-Backed Securities	—	171,025	—
Preferred Stocks	—	151,612	—
Temporary Cash Investments	27,381,671	—	—
Total Value of Investment Securities	$861,909,882	$819,678,450	—

Other Financial Instruments
Futures Contracts	$2,772	—	—
Forward Foreign Currency Exchange Contracts	—	$(29,390)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$2,772	$(29,390)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout most of the year and liquidated the position in August 2012.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of November 30, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$ 4,365	Payable for variation margin on futures contracts*	$ 2,747
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	70,767	Unrealized loss on forward foreign currency exchange contracts	100,157
		$75,132		$102,904
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.
Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(105,332)	Change in net unrealized appreciation (depreciation) on swap agreements	$(76,140)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	165,942	Change in net unrealized appreciation (depreciation) on futures contracts	(2,736)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(119,335)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	98,921
		$ (58,725)		$ 20,045

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 18, 2012, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2012 of $0.2527 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

On December 26, 2012, the fund declared and paid the following per-share distributions from next investment income to shareholders of record on December 24, 2012:

Investor	Institutional	A	B	C	R
$0.0458	$0.0495	$0.0411	$0.0271	$0.0271	$0.0365

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$20,940,914	$21,848,129
Long-term capital gains	$13,322,505	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,463,236,182
Gross tax appreciation of investments	$231,716,175
Gross tax depreciation of investments	(13,364,025)
Net tax appreciation (depreciation) of investments	$218,352,150
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 31,906
Other book-to-tax adjustments	(471,759)
Net tax appreciation (depreciation)	$217,912,297
Undistributed ordinary income	$5,773,573
Accumulated long-term gains	$64,955,061

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$6.48	0.10	0.66	0.76	(0.10)	(0.06)	(0.16)	$7.08	11.81%	1.07%	1.48%	78%	$627,729
2011	$6.30	0.10	0.18	0.28	(0.10)	—	(0.10)	$6.48	4.42%	1.07%	1.51%	86%	$586,861
2010	$5.83	0.09	0.47	0.56	(0.09)	—	(0.09)	$6.30	9.65%	1.07%	1.44%	87%	$614,299
2009	$4.84	0.09	1.00	1.09	(0.10)	—	(0.10)	$5.83	22.86%	1.08%	1.83%	135%	$561,341
2008	$7.64	0.13	(2.01)	(1.88)	(0.15)	(0.77)	(0.92)	$4.84	(27.85)%	1.06%	2.09%	163%	$457,057
Institutional Class
2012	$6.48	0.12	0.65	0.77	(0.11)	(0.06)	(0.17)	$7.08	12.03%	0.87%	1.68%	78%	$240,396
2011	$6.30	0.11	0.18	0.29	(0.11)	—	(0.11)	$6.48	4.63%	0.87%	1.71%	86%	$235,783
2010	$5.83	0.10	0.47	0.57	(0.10)	—	(0.10)	$6.30	9.87%	0.87%	1.64%	87%	$225,389
2009	$4.84	0.11	0.99	1.10	(0.11)	—	(0.11)	$5.83	23.11%	0.88%	2.03%	135%	$367,093
2008	$7.64	0.14	(2.01)	(1.87)	(0.16)	(0.77)	(0.93)	$4.84	(27.70)%	0.86%	2.29%	163%	$308,684
A Class(3)
2012	$6.47	0.08	0.66	0.74	(0.08)	(0.06)	(0.14)	$7.07	11.57%	1.32%	1.23%	78%	$620,975
2011	$6.29	0.08	0.18	0.26	(0.08)	—	(0.08)	$6.47	4.17%	1.32%	1.26%	86%	$562,309
2010	$5.82	0.07	0.47	0.54	(0.07)	—	(0.07)	$6.29	9.39%	1.32%	1.19%	87%	$573,518
2009	$4.83	0.08	1.00	1.08	(0.09)	—	(0.09)	$5.82	22.60%	1.33%	1.58%	135%	$558,588
2008	$7.63	0.12	(2.02)	(1.90)	(0.13)	(0.77)	(0.90)	$4.83	(28.07)%	1.31%	1.84%	163%	$469,970

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$6.47	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.06	10.75%	2.07%	0.48%	78%	$19,002
2011	$6.29	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.47	3.39%	2.07%	0.51%	86%	$21,518
2010	$5.82	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.29	8.56%	2.07%	0.44%	87%	$25,713
2009	$4.83	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.82	21.69%	2.08%	0.83%	135%	$29,134
2008	$7.63	0.07	(2.02)	(1.95)	(0.08)	(0.77)	(0.85)	$4.83	(28.61)%	2.06%	1.09%	163%	$25,620
C Class
2012	$6.48	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.07	10.73%	2.07%	0.48%	78%	$100,437
2011	$6.30	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.48	3.38%	2.07%	0.51%	86%	$91,094
2010	$5.83	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.30	8.54%	2.07%	0.44%	87%	$89,474
2009	$4.84	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.83	21.64%	2.08%	0.83%	135%	$81,248
2008	$7.64	0.07	(2.02)	(1.95)	(0.08)	(0.77)	(0.85)	$4.84	(28.56)%	2.06%	1.09%	163%	$51,619
R Class
2012	$6.46	0.07	0.66	0.73	(0.07)	(0.06)	(0.13)	$7.06	11.36%	1.57%	0.98%	78%	$48,677
2011	$6.28	0.07	0.18	0.25	(0.07)	—	(0.07)	$6.46	3.91%	1.57%	1.01%	86%	$39,971
2010	$5.82	0.06	0.46	0.52	(0.06)	—	(0.06)	$6.28	8.94%	1.57%	0.94%	87%	$33,741
2009	$4.83	0.07	0.99	1.06	(0.07)	—	(0.07)	$5.82	22.30%	1.58%	1.33%	135%	$21,186
2008	$7.63	0.10	(2.02)	(1.92)	(0.11)	(0.77)	(0.88)	$4.83	(28.24)%	1.56%	1.59%	163%	$8,458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $15,214,271, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $13,247,543, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2012.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76981   1301

ANNUAL REPORT            NOVEMBER 30, 2012

Strategic Allocation: Conservative Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	45
Statement of Operations	46
Statement of Changes in Net Assets	47
Notes to Financial Statements	48
Financial Highlights	56
Report of Independent Registered Public Accounting Firm	59
Management	60
Approval of Management Agreement	63
Additional Information	68

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Central Bank Action Fueled Stock Investor Optimism

Despite weaker global economic growth and mounting sovereign debt problems, most worldwide stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on unprecedented central bank intervention around the world.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed market stocks outpaced their counterparts in the emerging markets, which lagged primarily due to slowing economic growth rates. Robust stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Demand for Yield Pushed Bond Returns Higher

U.S. and non-U.S. bonds also gained ground during the period. In the U.S., strong performance from investment-grade corporate bonds, which outpaced Treasuries and mortgage-backed securities, helped push the broad bond market average higher. High-yield corporate bonds performed even better, outpacing investment-grade bonds and the broad stock market averages, as investor demand for yield was robust and credit fundamentals remained solid.

In the international market, European bond markets generated the best returns, led by Spain and Italy, which benefited the most from the ECB’s actions. Bond markets in the U.K. and Asia posted positive but more modest returns. Similar to the U.S. market, non-government bonds outpaced government securities, reflecting greater demand for higher-yielding investments.

Market Returns
For the 12 months ended November 30, 2012
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	16.19%	Barclays U.S. Aggregate Bond Index	5.51%
Russell Midcap Index	14.56%	Barclays U.S. Corporate High-Yield Bond Index	17.05%
Russell 2000 Index (small-cap)	13.09%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1-3 Month Treasury Bill Index	0.07%
MSCI EAFE Index	12.61%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	9.75%	3.57%	5.90%	6.01%	2/15/96
S&P 500 Index	—	16.13%	1.34%	6.36%	6.78%(1)	—
Barclays U.S. Aggregate Bond Index	—	5.51%	6.04%	5.41%	6.21%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.07%	0.49%	1.70%	2.88%(1)	—
Institutional Class	ACCIX	9.97%	3.78%	6.10%	5.05%	8/1/00
A Class(2) No sales charge* With sales charge*	ACCAX	9.30% 3.04%	3.28% 2.08%	5.64% 5.02%	5.77% 5.38%	10/2/96
B Class No sales charge* With sales charge*	ACVBX	8.54% 4.54%	2.52% 2.34%	— —	4.27% 4.27%	9/30/04
C Class	AACCX	8.73%	2.55%	—	4.29%	9/30/04
R Class	AACRX	9.22%	3.06%	—	4.58%	3/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Scott Wilson
In April 2012, portfolio manager Irina Torelli left American Century Investments.

Performance Summary

Strategic Allocation: Conservative returned 9.75%* for the fiscal year ended November 30, 2012. The fund’s return reflected double-digit gains for U.S. and non-U.S. stocks, as well as modestly positive returns for U.S. bonds, non-U.S. bonds, and cash-equivalent investments.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. Throughout the 12-month period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. This neutral positioning reflected a persistent lack of clarity in regard to the global economic, financial, and fiscal environment.

Fixed-Income Component Advanced

Strategic Allocation: Conservative’s bond holdings posted positive results for the 12-month period. Among high-quality bonds, sector allocation added value, particularly overweight positions in corporate bonds and commercial mortgage-backed securities, as well as an underweight position in Treasury bonds. Over the last six months of the reporting period, we lowered the risk profile of the fixed-income component by taking profits and reducing the overweight positions in corporate bonds and commercial mortgage-backed securities.

The fund’s strategic exposure to non-U.S. bonds and Treasury inflation-protected securities (TIPS) contributed favorably to performance for the reporting period. Although the inflation rate declined during the period, TIPS posted strong gains as the significant fiscal and monetary stimulus coursing through the economy led investors to anticipate higher inflation down the road. International bonds benefited from slower global economic activity, though their performance was muted somewhat by a stronger U.S. dollar.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Conservative posted strong gains for the reporting period. The top-performing segment of the equity component was the fund’s strategic weighting in real estate investment trusts (REITs), which gained nearly 20% for the 12-month period as conditions in the commercial property market continued to improve. The fund’s value stocks also generated robust returns, especially in the large- and mid-cap segments of the portfolio, as did the fund’s international equity holdings.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Stock selection was most successful among international stocks. Stock choices among large- and mid-cap value issues and small-cap growth shares also added value during the period. In contrast, stock selection among large- and mid-cap growth stocks, as well as small-cap value issues, detracted from performance.

For most of the 12-month period, the stock component was neutrally positioned across all market capitalizations and styles. In the last few months of the period, however, we shifted to a tactical overweight position in large-cap growth stocks and a corresponding underweight position in large-cap value shares. We believe that the substantial amount of economic stimulus provided by the Federal Reserve and other central banks should produce a favorable backdrop for growth stocks going forward.

Outlook

Looking ahead to 2013, global economic growth remains weak, but central banks are pulling out all the stops in an effort to improve economic and financial conditions. On top of that, headlines scream about political gridlock, the “fiscal cliff,” European debt troubles, coordinated global slowdowns, climate disasters, and more.

While we believe much of the media handwringing about the political climate is overdone, we nevertheless think investors would do well to prepare for a bumpy road ahead. The high degree of uncertainty regarding the economic and financial outlook has led to extreme swings in sentiment, taking the global stock and bond markets along for the ride.

But even as considerable risks remain, we believe a disciplined, broadly diversified approach is well suited to periods of elevated risk and uncertainty. By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Equity Holdings	% of net assets
Exxon Mobil Corp.	1.0%
Apple, Inc.	0.8%
Pfizer, Inc.	0.6%
Johnson & Johnson	0.5%
General Electric Co.	0.5%
Microsoft Corp.	0.4%
Chevron Corp.	0.4%
Cisco Systems, Inc.	0.4%
AT&T, Inc.	0.4%
JPMorgan Chase & Co.	0.4%

Geographic Composition of Equity Holdings	% of net assets
United States	37.6%
United Kingdom	1.3%
France	1.0%
Japan	0.7%
Other Countries	4.1%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.9 years
Average Duration (effective)	4.8 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	37.4%
Foreign Common Stocks	7.1%
U.S. Treasury Securities	19.2%
U.S. Government Agency Mortgage-Backed Securities	9.1%
Corporate Bonds	8.4%
Sovereign Governments and Agencies	6.8%
Municipal Securities	4.1%
Commercial Paper	3.8%
Commercial Mortgage-Backed Securities	1.3%
Exchange-Traded Funds	0.2%
Collateralized Mortgage Obligations	0.2%
U.S. Government Agency Securities	0.1%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,056.10	$5.14	1.00%
Institutional Class	$1,000	$1,055.30	$4.11	0.80%
A Class	$1,000	$1,052.90	$6.42	1.25%
B Class	$1,000	$1,049.00	$10.25	2.00%
C Class	$1,000	$1,050.70	$10.25	2.00%
R Class	$1,000	$1,051.60	$7.69	1.50%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.05	1.00%
Institutional Class	$1,000	$1,021.00	$4.04	0.80%
A Class	$1,000	$1,018.75	$6.31	1.25%
B Class	$1,000	$1,015.00	$10.07	2.00%
C Class	$1,000	$1,015.00	$10.07	2.00%
R Class	$1,000	$1,017.50	$7.57	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares/ Principal Amount	Value
Common Stocks — 44.5%
AEROSPACE AND DEFENSE — 1.2%
AAR Corp.	326	$ 5,007
Aerovironment, Inc.(1)	521	10,634
American Science & Engineering, Inc.	691	44,141
B/E Aerospace, Inc.(1)	3,568	168,981
Boeing Co. (The)	11,195	831,565
Curtiss-Wright Corp.	224	7,108
General Dynamics Corp.	11,364	755,706
Honeywell International, Inc.	11,819	724,859
L-3 Communications Holdings, Inc.	2,505	192,509
Lockheed Martin Corp.	5,626	524,906
Moog, Inc., Class A(1)	282	10,366
National Presto Industries, Inc.	92	7,062
Northrop Grumman Corp.	14,926	995,564
Orbital Sciences Corp.(1)	464	6,074
Precision Castparts Corp.	1,847	338,721
Raytheon Co.	11,047	631,115
Rockwell Collins, Inc.	5,391	308,257
Rolls-Royce Holdings plc	12,765	182,120
Rolls-Royce Holdings plc, Preference Shares	1,002,820	1,607
Teledyne Technologies, Inc.(1)	101	6,363
Textron, Inc.	20,745	487,300
TransDigm Group, Inc.	2,045	278,161
Triumph Group, Inc.	1,138	74,664
United Technologies Corp.	6,097	488,431
Zodiac Aerospace	3,821	426,872
		7,508,093
AIR FREIGHT AND LOGISTICS — 0.1%
United Parcel Service, Inc., Class B	4,662	340,839
UTi Worldwide, Inc.	514	7,257
		348,096
AIRLINES — 0.2%
Alaska Air Group, Inc.(1)	8,986	384,152
Delta Air Lines, Inc.(1)	5,209	52,090
JetBlue Airways Corp.(1)	1,741	8,949
Ryanair Holdings plc ADR	4,001	137,754
Southwest Airlines Co.	77,470	738,289
Spirit Airlines, Inc.(1)	2,555	42,873
		1,364,107
AUTO COMPONENTS — 0.2%
American Axle & Manufacturing Holdings, Inc.(1)	5,364	56,107
Autoliv, Inc.	5,244	316,528
BorgWarner, Inc.(1)	2,220	147,186
Continental AG	1,871	207,076
Cooper Tire & Rubber Co.	165	4,122
Dana Holding Corp.	1,947	27,608
Delphi Automotive plc(1)	6,353	215,939
Lear Corp.	370	16,158
Standard Motor Products, Inc.	528	10,328
		1,001,052
AUTOMOBILES — 0.3%
Ford Motor Co.	73,210	838,254
Harley-Davidson, Inc.	8,010	376,150
Thor Industries, Inc.	569	21,474
Toyota Motor Corp.	13,500	578,911
Winnebago Industries, Inc.(1)	1,789	25,439
		1,840,228
BEVERAGES — 0.7%
Anheuser-Busch InBev NV	6,526	571,966
Beam, Inc.	5,280	296,261
Brown-Forman Corp., Class B	1,271	89,199
Coca-Cola Amatil Ltd.	14,651	210,082
Coca-Cola Co. (The)	24,174	916,678
Dr Pepper Snapple Group, Inc.	11,711	525,238
Monster Beverage Corp.(1)	2,605	135,590
PepsiCo, Inc.	12,499	877,555
Pernod-Ricard SA	2,755	311,937
Treasury Wine Estates Ltd.	59,863	314,239
		4,248,745
BIOTECHNOLOGY — 0.7%
Acorda Therapeutics, Inc.(1)	403	10,148
Affymax, Inc.(1)	357	8,725
Alexion Pharmaceuticals, Inc.(1)	6,319	606,750
Alkermes plc(1)	1,060	20,469
Alnylam Pharmaceuticals, Inc.(1)	451	7,653
Amgen, Inc.	13,491	1,198,001

12

Shares/ Principal Amount	Value
Arena Pharmaceuticals, Inc.(1)	1,718	$ 15,221
Cepheid, Inc.(1)	549	17,799
CSL Ltd.	4,658	251,318
Cubist Pharmaceuticals, Inc.(1)	538	21,848
Dendreon Corp.(1)	1,550	6,898
Exact Sciences Corp.(1)	624	6,121
Exelixis, Inc.(1)	1,708	8,352
Genomic Health, Inc.(1)	186	5,145
Gilead Sciences, Inc.(1)	8,013	600,975
Grifols SA(1)	17,244	551,585
Halozyme Therapeutics, Inc.(1)	926	5,769
ImmunoGen, Inc.(1)	593	7,525
InterMune, Inc.(1)	473	4,333
Ironwood Pharmaceuticals, Inc.(1)	676	7,301
Isis Pharmaceuticals, Inc.(1)	910	8,372
Neurocrine Biosciences, Inc.(1)	770	5,760
NPS Pharmaceuticals, Inc.(1)	687	7,028
Onyx Pharmaceuticals, Inc.(1)	1,175	88,677
Opko Health, Inc.(1)	1,287	5,637
PDL BioPharma, Inc.	1,150	9,085
Pharmacyclics, Inc.(1)	439	23,289
Regeneron Pharmaceuticals, Inc.(1)	1,305	230,398
Rigel Pharmaceuticals, Inc.(1)	591	4,905
Seattle Genetics, Inc.(1)	788	19,944
Theravance, Inc.(1)	542	12,184
United Therapeutics Corp.(1)	5,373	282,351
		4,059,566
BUILDING PRODUCTS — 0.1%
American Woodmark Corp.(1)	568	16,137
Apogee Enterprises, Inc.	1,480	33,922
Builders FirstSource, Inc.(1)	6,778	35,246
Daikin Industries Ltd.	2,100	66,030
Fortune Brands Home & Security, Inc.(1)	8,075	242,169
Patrick Industries, Inc.(1)	756	13,139
Quanex Building Products Corp.	460	9,623
		416,266
CAPITAL MARKETS — 0.9%
Affiliated Managers Group, Inc.(1)	2,608	336,093
Ameriprise Financial, Inc.	10,470	635,215
Apollo Investment Corp.	2,322	18,855
Ares Capital Corp.	377	6,688
Bank of New York Mellon Corp. (The)	17,250	412,965
BlackRock Kelso Capital Corp.	453	4,575
BlackRock, Inc.	2,520	496,541
Charles Schwab Corp. (The)	31,853	417,274
Federated Investors, Inc. Class B	2,303	45,715
Fifth Street Finance Corp.	603	6,500
Franklin Resources, Inc.	1,097	144,826
Goldman Sachs Group, Inc. (The)	8,730	1,028,307
Hercules Technology Growth Capital, Inc.	649	6,977
Janus Capital Group, Inc.	1,320	10,824
KKR & Co. LP	10,055	138,256
Morgan Stanley	10,760	181,521
Northern Trust Corp.	24,198	1,161,988
PennantPark Investment Corp.	2,025	21,809
SEI Investments Co.	1,114	24,519
Solar Capital Ltd.	427	9,778
State Street Corp.	3,298	146,563
Triangle Capital Corp.	874	22,305
UBS AG	25,431	397,917
Waddell & Reed Financial, Inc.	208	6,758
Walter Investment Management Corp.(1)	412	17,419
		5,700,188
CHEMICALS — 1.1%
Agrium, Inc.	4,762	485,819
Air Liquide SA	2,818	344,176
Airgas, Inc.	2,167	191,931
BASF SE	3,805	340,958
Celanese Corp.	1,924	78,961
CF Industries Holdings, Inc.	2,343	501,472
Christian Hansen Holding A/S	12,185	394,462

13

Shares/ Principal Amount	Value
Cytec Industries, Inc.	2,831	$ 194,320
E.I. du Pont de Nemours & Co.	5,620	242,447
Eastman Chemical Co.	4,712	286,725
Flotek Industries, Inc.(1)	783	9,044
FMC Corp.	4,945	274,250
H.B. Fuller Co.	572	18,790
Hawkins, Inc.	363	14,520
Huntsman Corp.	10,722	176,270
Innophos Holdings, Inc.	331	15,858
Intrepid Potash, Inc.(1)	813	17,301
LyondellBasell Industries NV, Class A	10,044	499,488
Methanex Corp.	421	12,731
Minerals Technologies, Inc.	1,869	138,306
Monsanto Co.	13,376	1,225,108
NewMarket Corp.	625	165,844
Olin Corp.	466	9,660
OM Group, Inc.(1)	263	5,252
PPG Industries, Inc.	1,362	169,256
Rentech Nitrogen Partners LP	434	17,321
Sensient Technologies Corp.	311	11,258
Sherwin-Williams Co. (The)	928	141,538
Syngenta AG	1,139	456,608
Tredegar Corp.	629	11,857
Valspar Corp.	3,343	209,873
W.R. Grace & Co.(1)	1,521	99,580
		6,760,984
COMMERCIAL BANKS — 2.1%
American National Bankshares, Inc.	804	16,185
Banco Bilbao Vizcaya Argentaria SA	27,554	233,790
Bancorp, Inc.(1)	616	7,183
BancorpSouth, Inc.	504	6,668
Bank of Montreal	6,955	417,509
Bank of Nova Scotia	4,311	243,032
BankUnited, Inc.	2,203	51,771
BB&T Corp.	9,755	274,798
BNP Paribas SA	13,269	741,102
BOK Financial Corp.	228	12,549
Boston Private Financial Holdings, Inc.	1,993	18,395
Cathay General Bancorp.	2,482	44,428
City National Corp.	493	24,004
Comerica, Inc.	14,325	423,877
Commerce Bancshares, Inc.	12,926	462,474
Commonwealth Bank of Australia	9,093	566,425
Community Bank System, Inc.	416	11,182
Cullen/Frost Bankers, Inc.	4,008	218,877
CVB Financial Corp.	558	5,669
DBS Group Holdings Ltd.	22,000	260,446
DNB ASA	9,746	121,385
Erste Group Bank AG(1)	7,940	233,531
F.N.B. Corp.	823	8,888
First Horizon National Corp.	2,259	21,370
First Interstate Bancsystem, Inc.	706	10,788
First Midwest Bancorp., Inc.	618	7,725
First Niagara Financial Group, Inc.	3,120	23,525
Fulton Financial Corp.	1,312	12,766
Heritage Financial Corp.	1,084	15,100
Home Bancshares, Inc.	1,001	33,193
HSBC Holdings plc (Hong Kong)	66,287	673,544
IBERIABANK Corp.	393	19,159
KeyCorp	61,035	493,163
Lakeland Financial Corp.	517	12,791
Lloyds Banking Group plc(1)	666,687	496,628
MB Financial, Inc.	346	6,726
National Bankshares, Inc.	494	15,423
Old National Bancorp.	756	8,875
Pacific Continental Corp.	1,166	10,576
Park Sterling Corp.(1)	2,209	11,597
Pinnacle Financial Partners, Inc.(1)	831	15,814
PNC Financial Services Group, Inc.	23,152	1,299,753
Popular, Inc.(1)	1,444	28,548
Prosperity Bancshares, Inc.	367	15,095
Signature Bank(1)	257	18,031
Standard Chartered plc	21,652	504,736
Sumitomo Mitsui Financial Group, Inc.	4,500	144,878
SunTrust Banks, Inc.	17,823	483,894
Susquehanna Bancshares, Inc.	1,587	16,314

14

Shares/ Principal Amount	Value
Swedbank AB A Shares	23,490	$ 433,905
TCF Financial Corp.	946	11,238
Texas Capital Bancshares, Inc.(1)	847	38,149
Trico Bancshares	427	6,781
Trustmark Corp.	276	6,133
U.S. Bancorp	25,560	824,566
UMB Financial Corp.	167	7,077
United Bankshares, Inc.	252	6,224
Washington Banking Co.	699	9,367
Webster Financial Corp.	291	6,059
Wells Fargo & Co.	70,578	2,329,780
Westamerica Bancorp.	7,065	300,686
		12,784,145
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
ADT Corp. (The)(1)	11,959	548,918
Aggreko plc	7,460	266,770
Avery Dennison Corp.	3,470	116,072
Corrections Corp. of America	4,345	147,295
Deluxe Corp.	1,070	30,816
G&K Services, Inc., Class A	793	26,883
HNI Corp.	395	11,763
Metalico, Inc.(1)	1,745	2,914
Mine Safety Appliances Co.	332	12,842
Republic Services, Inc.	48,779	1,388,738
Stericycle, Inc.(1)	3,089	288,729
SYKES Enterprises, Inc.(1)	1,274	18,677
Tyco International Ltd.	29,933	849,199
US Ecology, Inc.	784	17,138
Waste Management, Inc.	6,028	196,332
		3,923,086
COMMUNICATIONS EQUIPMENT — 0.6%
Aruba Networks, Inc.(1)	956	18,623
Bel Fuse, Inc., Class B	837	13,300
Brocade Communications Systems, Inc.(1)	15,579	88,489
Cisco Systems, Inc.	138,899	2,626,580
Finisar Corp.(1)	538	7,301
Harris Corp.	1,840	86,719
InterDigital, Inc.	417	17,798
Ixia(1)	1,426	21,418
Netgear, Inc.(1)	446	15,548
Palo Alto Networks, Inc.(1)	3,900	212,238
Polycom, Inc.(1)	671	7,019
Procera Networks, Inc.(1)	931	19,225
QUALCOMM, Inc.	8,404	534,662
Riverbed Technology, Inc.(1)	10,906	195,217
Telular Corp.	1,143	11,453
		3,875,590
COMPUTERS AND PERIPHERALS — 1.3%
Apple, Inc.	8,327	4,873,627
Electronics for Imaging, Inc.(1)	428	7,858
EMC Corp.(1)	47,700	1,183,914
Gemalto NV	4,777	439,240
NetApp, Inc.(1)	16,577	525,657
SanDisk Corp.(1)	4,735	185,138
Seagate Technology plc	13,331	334,608
Western Digital Corp.	15,204	508,422
		8,058,464
CONSTRUCTION AND ENGINEERING — 0.1%
Chicago Bridge & Iron Co. NV New York Shares	3,385	137,533
EMCOR Group, Inc.	510	16,753
Granite Construction, Inc.	495	15,147
KBR, Inc.	4,136	114,981
MasTec, Inc.(1)	932	21,287
Pike Electric Corp.(1)	1,049	10,385
Quanta Services, Inc.(1)	12,656	327,284
		643,370
CONSTRUCTION MATERIALS — 0.1%
Eagle Materials, Inc.	2,918	155,296
Headwaters, Inc.(1)	4,272	32,467
HeidelbergCement AG	2,307	125,371
James Hardie Industries SE	45,193	428,715
		741,849
CONSUMER FINANCE — 0.2%
American Express Co.	11,653	651,403
Cash America International, Inc.	8,168	304,176
Discover Financial Services	9,303	387,098
		1,342,677
CONTAINERS AND PACKAGING — 0.1%
Bemis Co., Inc.	11,537	387,643
Graphic Packaging Holding Co.(1)	2,397	15,557
Owens-Illinois, Inc.(1)	3,115	62,393
Packaging Corp. of America	295	10,750
Sealed Air Corp.	836	14,061

15

Shares/ Principal Amount	Value
Silgan Holdings, Inc.	392	$ 17,436
Sonoco Products Co.	6,395	192,298
		700,138
DISTRIBUTORS†
Core-Mark Holding Co., Inc.	150	6,863
LKQ Corp.(1)	5,469	119,880
Pool Corp.	577	24,171
		150,914
DIVERSIFIED CONSUMER SERVICES†
Coinstar, Inc.(1)	2,671	125,644
Grand Canyon Education, Inc.(1)	854	20,223
Sotheby’s	817	23,578
Steiner Leisure, Ltd.(1)	253	11,638
		181,083
DIVERSIFIED FINANCIAL SERVICES — 0.9%
Bank of America Corp.	53,621	528,703
Citigroup, Inc.	34,080	1,178,146
Compass Diversified Holdings	529	7,470
Interactive Brokers Group, Inc., Class A	1,904	29,112
JPMorgan Chase & Co.	63,055	2,590,299
MarketAxess Holdings, Inc.	298	9,196
McGraw-Hill Cos., Inc. (The)	2,788	148,071
NYSE Euronext	14,827	346,210
ORIX Corp.	4,750	476,527
PHH Corp.(1)	661	14,483
		5,328,217
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
8x8, Inc.(1)	2,656	17,530
AT&T, Inc.	76,219	2,601,354
CenturyLink, Inc.	21,016	816,261
Iliad SA	1,139	202,646
Premiere Global Services, Inc.(1)	1,348	11,445
Telenor ASA	25,139	510,373
tw telecom, inc., Class A(1)	22,403	575,533
Verizon Communications, Inc.	30,426	1,342,395
		6,077,537
ELECTRIC UTILITIES — 0.9%
American Electric Power Co., Inc.	8,090	345,039
Cleco Corp.	201	8,098
El Paso Electric Co.	735	23,410
Empire District Electric Co. (The)	19,270	385,400
Exelon Corp.	6,550	197,941
Great Plains Energy, Inc.	36,877	746,759
IDACORP, Inc.	5,851	249,896
Northeast Utilities	6,474	250,803
NV Energy, Inc.	32,167	589,621
Pinnacle West Capital Corp.	7,420	381,833
Portland General Electric Co.	12,675	342,605
PPL Corp.	13,150	385,953
Unitil Corp.	51	1,316
UNS Energy Corp.	165	7,026
Westar Energy, Inc.	18,329	526,042
Xcel Energy, Inc.	33,209	898,303
		5,340,045
ELECTRICAL EQUIPMENT — 0.3%
ABB Ltd. ADR	19,216	373,175
Acuity Brands, Inc.	246	16,273
AMETEK, Inc.	3,564	133,044
Belden, Inc.	249	9,382
Brady Corp., Class A	6,102	194,898
Eaton Corp.	9,080	473,613
Emerson Electric Co.	2,226	111,812
Encore Wire Corp.	578	18,115
Franklin Electric Co., Inc.	287	17,094
Generac Holdings, Inc.	183	5,971
II-VI, Inc.(1)	283	4,842
Schneider Electric SA	4,121	289,631
		1,647,850
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.3%
Avnet, Inc.(1)	2,842	83,242
Cognex Corp.	600	21,492
Coherent, Inc.(1)	252	11,655
Dolby Laboratories, Inc. Class A(1)	1,281	42,747
Electro Scientific Industries, Inc.	443	4,802
FLIR Systems, Inc.	1,458	29,743
Hitachi Ltd.	22,000	127,033
Ingram Micro, Inc. Class A(1)	1,273	20,623
IPG Photonics Corp.(1)	475	28,072
Jabil Circuit, Inc.	983	18,677
Littelfuse, Inc.	914	52,747
Methode Electronics, Inc.	1,156	10,439
Molex, Inc., Class A	7,377	160,155

16

Shares/ Principal Amount	Value
Murata Manufacturing Co. Ltd.	5,200	$ 294,584
OSI Systems, Inc.(1)	528	32,356
Park Electrochemical Corp.	605	14,744
Power-One, Inc.(1)	2,442	10,134
TE Connectivity Ltd.	9,006	316,921
Tech Data Corp.(1)	3,451	152,431
Trimble Navigation Ltd.(1)	9,696	539,485
		1,972,082
ENERGY EQUIPMENT AND SERVICES — 0.8%
Atwood Oceanics, Inc.(1)	2,985	137,310
Baker Hughes, Inc.	12,200	526,430
Bristow Group, Inc.	417	21,726
Core Laboratories NV	1,053	108,648
Dril-Quip, Inc.(1)	460	32,370
Heckmann Corp.(1)	2,724	10,651
Helix Energy Solutions Group, Inc.(1)	14,342	251,128
Helmerich & Payne, Inc.	4,139	216,056
Hornbeck Offshore Services, Inc.(1)	1,287	46,293
Key Energy Services, Inc.(1)	2,097	14,029
McDermott International, Inc.(1)	862	9,077
Mitcham Industries, Inc.(1)	482	6,984
National Oilwell Varco, Inc.	8,279	565,456
Oceaneering International, Inc.	9,048	476,649
Oil States International, Inc.(1)	1,447	102,332
Petroleum Geo-Services ASA	9,395	157,483
RigNet, Inc.(1)	347	6,669
Saipem SpA	8,288	368,964
Schlumberger Ltd.	15,906	1,139,188
Technip SA	3,933	456,878
Tetra Technologies, Inc.(1)	1,921	13,447
Unit Corp.(1)	235	10,556
		4,678,324
FOOD AND STAPLES RETAILING — 1.1%
Andersons, Inc. (The)	581	24,507
Carrefour SA	5,428	134,023
Costco Wholesale Corp.	11,158	1,160,320
CVS Caremark Corp.	28,065	1,305,303
Fresh Market, Inc. (The)(1)	2,080	107,806
Harris Teeter Supermarkets, Inc.	189	7,180
Jeronimo Martins SGPS SA	13,645	254,567
Kroger Co. (The)	19,030	499,347
Lawson, Inc.	2,700	182,762
SYSCO Corp.	8,276	261,935
United Natural Foods, Inc.(1)	274	14,185
Village Super Market, Inc., Class A	315	11,863
Wal-Mart Stores, Inc.	25,808	1,858,692
Weis Markets, Inc.	525	20,533
Wesfarmers Ltd.	6,114	226,829
Whole Foods Market, Inc.	7,921	739,505
		6,809,357
FOOD PRODUCTS — 1.0%
Annie’s, Inc.(1)	1,470	52,729
Campbell Soup Co.	11,054	406,234
ConAgra Foods, Inc.	6,949	207,497
Dean Foods Co.(1)	10,671	182,901
Dole Food Co., Inc.(1)	871	9,999
General Mills, Inc.	9,534	390,799
Hain Celestial Group, Inc. (The)(1)	2,950	177,797
Hershey Co. (The)	2,454	179,805
J&J Snack Foods Corp.	495	31,136
Kellogg Co.	5,699	316,067
Kraft Foods Group, Inc.(1)	18,143	820,426
McCormick & Co., Inc.	2,981	192,453
Mead Johnson Nutrition Co.	6,997	477,125
Mondelez International, Inc. Class A	13,710	354,952
Nestle SA	11,608	759,712
Post Holdings, Inc.(1)	342	11,778
Ralcorp Holdings, Inc.(1)	8,354	744,676
Smithfield Foods, Inc.(1)	20,730	463,730
Snyders-Lance, Inc.	391	9,415
Unilever plc	9,834	378,606
		6,167,837
GAS UTILITIES — 0.2%
AGL Resources, Inc.	14,815	577,489
Laclede Group, Inc. (The)	327	13,312
ONEOK, Inc.	4,626	207,569
South Jersey Industries, Inc.	241	12,043
Southwest Gas Corp.	490	20,550
WGL Holdings, Inc.	2,188	85,463
		916,426

17

Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.3%
Abaxis, Inc.(1)	216	$ 8,152
Align Technology, Inc.(1)	598	16,379
Analogic Corp.	115	8,472
Arthrocare Corp.(1)	251	8,406
Becton, Dickinson and Co.	5,688	436,099
Boston Scientific Corp.(1)	43,287	239,810
CareFusion Corp.(1)	30,645	855,608
Cie Generale d’Optique Essilor International SA	3,147	303,893
Coloplast A/S B Shares	929	216,852
Conceptus, Inc.(1)	345	7,179
Cooper Cos., Inc. (The)	2,589	245,800
Covidien plc	1,953	113,489
Cyberonics, Inc.(1)	245	12,667
DENTSPLY International, Inc.	2,298	91,231
DexCom, Inc.(1)	669	8,751
Edwards Lifesciences Corp.(1)	2,678	232,370
Elekta AB B Shares	12,913	186,611
Haemonetics Corp.(1)	231	18,718
HeartWare International, Inc.(1)	132	10,865
ICU Medical, Inc.(1)	275	16,195
IDEXX Laboratories, Inc.(1)	2,626	245,452
Insulet Corp.(1)	433	9,504
Integra LifeSciences Holdings Corp.(1)	371	14,380
Intuitive Surgical, Inc.(1)	226	119,554
MAKO Surgical Corp.(1)	399	5,506
Masimo Corp.	477	9,883
Medtronic, Inc.	41,404	1,743,522
Meridian Bioscience, Inc.	433	8,673
Mettler-Toledo International, Inc.(1)	896	167,633
Neogen Corp.(1)	240	10,932
NxStage Medical, Inc.(1)	499	5,998
OraSure Technologies, Inc.(1)	583	4,489
Orthofix International NV(1)	700	26,075
ResMed, Inc.	3,059	125,694
St. Jude Medical, Inc.	12,428	426,032
STERIS Corp.	8,472	289,488
Stryker Corp.	8,636	467,726
Sysmex Corp.	3,900	176,230
Utah Medical Products, Inc.	419	14,807
Volcano Corp.(1)	477	13,003
West Pharmaceutical Services, Inc.	200	10,806
Young Innovations, Inc.	1,665	60,223
Zimmer Holdings, Inc.	9,577	631,795
		7,624,952
HEALTH CARE PROVIDERS AND SERVICES — 0.8%
Accretive Health, Inc.(1)	560	6,681
Aetna, Inc.	10,560	456,086
Air Methods Corp.(1)	116	12,664
AmerisourceBergen Corp.	8,053	339,998
Amsurg Corp.(1)	315	8,826
Bio-Reference Labs, Inc.(1)	246	6,477
Catamaran Corp.(1)	11,717	570,501
Centene Corp.(1)	467	20,506
Chemed Corp.	174	11,846
CIGNA Corp.	4,464	233,333
Community Health Systems, Inc.(1)	370	10,900
DaVita HealthCare Partners, Inc.(1)	1,003	108,324
Emeritus Corp.(1)	300	6,786
Express Scripts Holding Co.(1)	8,624	464,402
Health Management Associates, Inc., Class A(1)	1,114	8,856
HealthSouth Corp.(1)	1,555	34,195
HMS Holdings Corp.(1)	747	17,308
Humana, Inc.	3,137	205,191
IPC The Hospitalist Co., Inc.(1)	169	6,380
Landauer, Inc.	105	6,256
LifePoint Hospitals, Inc.(1)	14,950	537,901
Magellan Health Services, Inc.(1)	164	8,508
McKesson Corp.	5,792	547,170
MWI Veterinary Supply, Inc.(1)	117	13,062
National Healthcare Corp.	264	11,809
Owens & Minor, Inc.	1,333	36,498
Patterson Cos., Inc.	10,824	369,098
PSS World Medical, Inc.(1)	910	25,880
Quest Diagnostics, Inc.	5,170	298,723
Team Health Holdings, Inc.(1)	278	7,781
UnitedHealth Group, Inc.	880	47,863
VCA Antech, Inc.(1)	1,029	21,383

18

Shares/ Principal Amount	Value
WellCare Health Plans, Inc.(1)	184	$ 8,882
WellPoint, Inc.	8,810	492,479
		4,962,553
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	301	19,171
Cerner Corp.(1)	3,225	249,034
Computer Programs & Systems, Inc.	120	6,008
HealthStream, Inc.(1)	216	5,124
Quality Systems, Inc.	399	7,266
		286,603
HOTELS, RESTAURANTS AND LEISURE — 0.6%
AFC Enterprises, Inc.(1)	875	23,135
Bally Technologies, Inc.(1)	1,814	81,884
Bob Evans Farms, Inc.	184	6,935
Carnival Corp.	7,210	278,739
Carnival plc	6,378	258,018
CEC Entertainment, Inc.	10,469	327,680
Cedar Fair LP	1,095	36,168
Cracker Barrel Old Country Store, Inc.	816	50,143
Dunkin’ Brands Group, Inc.	3,611	114,902
International Game Technology	20,896	289,827
International Speedway Corp., Class A	4,227	113,410
Las Vegas Sands Corp.	2,800	130,620
Marriott International, Inc. Class A	6,282	227,974
McDonald’s Corp.	3,005	261,555
Orient-Express Hotels Ltd. Class A(1)	1,144	14,105
Panera Bread Co., Class A(1)	748	120,054
Papa John’s International, Inc.(1)	761	40,280
Royal Caribbean Cruises Ltd.	3,404	119,991
Sands China Ltd.	67,600	288,274
Six Flags Entertainment Corp.	213	13,095
Starbucks Corp.	6,820	353,753
Vail Resorts, Inc.	113	6,364
Whitbread plc	5,402	207,629
WMS Industries, Inc.(1)	833	14,078
Wyndham Worldwide Corp.	3,100	152,179
		3,530,792
HOUSEHOLD DURABLES — 0.4%
Cavco Industries, Inc.(1)	394	20,291
CSS Industries, Inc.	729	14,959
Electrolux AB	13,437	351,610
Garmin Ltd.	10,976	426,857
Harman International Industries, Inc.	2,124	84,025
Helen of Troy Ltd.(1)	315	9,721
Lennar Corp., Class A	7,282	277,007
Libbey, Inc.(1)	668	13,039
M.D.C. Holdings, Inc.	1,340	47,222
M/I Homes, Inc.(1)	2,353	51,789
Mohawk Industries, Inc.(1)	1,991	171,206
Newell Rubbermaid, Inc.	19,808	432,012
PulteGroup, Inc.(1)	21,290	357,885
Standard Pacific Corp.(1)	13,276	88,949
Toll Brothers, Inc.(1)	6,895	219,537
Tupperware Brands Corp.	276	17,899
		2,584,008
HOUSEHOLD PRODUCTS — 0.7%
Central Garden and Pet Co.(1)	661	7,753
Church & Dwight Co., Inc.	6,704	363,022
Clorox Co.	3,408	260,201
Colgate-Palmolive Co.	1,978	214,613
Energizer Holdings, Inc.	4,410	351,742
Kimberly-Clark Corp.	2,326	199,385
Procter & Gamble Co. (The)	30,181	2,107,539
Svenska Cellulosa AB B Shares	6,523	132,061
Unicharm Corp.	6,500	331,958
		3,968,274
INDUSTRIAL CONGLOMERATES — 0.7%
Danaher Corp.	14,837	800,753
General Electric Co.	133,595	2,822,862
Koninklijke Philips Electronics NV	15,758	407,013
Raven Industries, Inc.	1,021	26,536
Standex International Corp.	297	14,630
		4,071,794
INSURANCE — 2.4%
ACE Ltd.	4,654	368,736
Aflac, Inc.	10,946	580,029
AIA Group Ltd.	86,400	336,115
Allied World Assurance Co. Holdings AG	3,776	306,498

19

Shares/ Principal Amount	Value
Allstate Corp. (The)	32,596	$ 1,319,486
Alterra Capital Holdings Ltd.	926	21,668
American Equity Investment Life Holding Co.	581	6,699
American International Group, Inc.(1)	18,130	600,647
Amtrust Financial Services, Inc.	336	9,684
Aon plc	7,716	438,269
Aspen Insurance Holdings Ltd.	426	13,334
Assurant, Inc.	3,989	136,464
Axis Capital Holdings Ltd.	9,500	341,715
Baldwin & Lyons, Inc., Class B	823	18,913
Berkshire Hathaway, Inc., Class B(1)	11,786	1,038,111
Chubb Corp. (The)	10,144	780,987
Cincinnati Financial Corp.	3,028	122,695
Everest Re Group Ltd.	603	65,407
Hanover Insurance Group, Inc. (The)	268	9,795
HCC Insurance Holdings, Inc.	17,125	631,570
Hiscox Ltd.	41,588	320,358
Infinity Property & Casualty Corp.	381	20,848
Loews Corp.	11,674	477,233
Marsh & McLennan Cos., Inc.	13,916	490,122
MetLife, Inc.	36,376	1,207,319
Muenchener Rueckversicherungs AG	2,697	460,371
National Financial Partners Corp.(1)	768	12,756
Platinum Underwriters Holdings Ltd.	398	17,719
Primerica, Inc.	331	9,477
Principal Financial Group, Inc.	18,223	494,754
ProAssurance Corp.	105	9,521
Prudential Financial, Inc.	19,085	994,710
Reinsurance Group of America, Inc.	7,096	363,315
Symetra Financial Corp.	16,286	199,178
Torchmark Corp.	1,970	102,420
Travelers Cos., Inc. (The)	18,115	1,282,904
United Fire Group, Inc.	815	16,895
Unum Group	15,389	313,782
Validus Holdings Ltd.	3,450	122,337
Zurich Financial Services AG	1,453	370,815
		14,433,656
INTERNET AND CATALOG RETAIL — 0.2%
Amazon.com, Inc.(1)	2,764	696,666
Expedia, Inc.	3,068	189,786
HSN, Inc.	494	26,128
priceline.com, Inc.(1)	313	207,569
Rakuten, Inc.	31,700	267,259
		1,387,408
INTERNET SOFTWARE AND SERVICES — 0.5%
Blucora, Inc.(1)	2,399	35,385
CoStar Group, Inc.(1)	360	31,270
eBay, Inc.(1)	10,952	578,485
Equinix, Inc.(1)	1,163	216,039
Google, Inc., Class A(1)	1,730	1,208,180
LinkedIn Corp., Class A(1)	1,673	180,918
Market Leader, Inc.(1)	1,476	9,815
NIC, Inc.	550	8,256
Perficient, Inc.(1)	1,070	11,652
Rackspace Hosting, Inc.(1)	4,043	279,452
SPS Commerce, Inc.(1)	143	5,271
Stamps.com, Inc.(1)	290	7,357
Telecity Group plc	33,557	460,752
ValueClick, Inc.(1)	1,113	21,002
Web.com Group, Inc.(1)	1,440	21,759
		3,075,593
IT SERVICES — 0.7%
Accenture plc, Class A	3,710	251,983
Alliance Data Systems Corp.(1)	5,026	716,155
Cardtronics, Inc.(1)	299	6,859
Cognizant Technology Solutions Corp., Class A(1)	1,813	121,888
Computer Task Group, Inc.(1)	577	10,524
Convergys Corp.	742	11,583
DST Systems, Inc.	875	50,435
Fiserv, Inc.(1)	1,030	79,300
FleetCor Technologies, Inc.(1)	405	21,137
Global Payments, Inc.	732	32,142
Heartland Payment Systems, Inc.	1,437	42,578
International Business Machines Corp.	10,312	1,960,002
MasterCard, Inc., Class A	1,230	601,076

20

Shares/ Principal Amount	Value
MAXIMUS, Inc.	328	$ 20,661
NeuStar, Inc., Class A(1)	266	10,693
SAIC, Inc.	1,521	17,537
Teradata Corp.(1)	5,024	298,828
WEX, Inc.(1)	145	10,434
		4,263,815
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	731	18,838
Hasbro, Inc.	4,111	158,109
Polaris Industries, Inc.	880	74,633
Smith & Wesson Holding Corp.(1)	2,444	25,906
Sturm Ruger & Co., Inc.	532	31,170
		308,656
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Agilent Technologies, Inc.	9,304	356,250
Covance, Inc.(1)	164	9,350
Life Technologies Corp.(1)	6,415	316,580
Luminex Corp.(1)	422	7,267
PAREXEL International Corp.(1)	520	16,791
Sequenom, Inc.(1)	1,114	5,425
Waters Corp.(1)	1,805	152,613
		864,276
MACHINERY — 1.0%
Actuant Corp., Class A	1,755	50,491
Altra Holdings, Inc.	1,367	25,713
Atlas Copco AB A Shares	7,482	192,747
Barnes Group, Inc.	587	12,380
Briggs & Stratton Corp.	755	15,319
Chart Industries, Inc.(1)	1,804	109,106
CLARCOR, Inc.	207	9,601
Crane Co.	1,830	77,665
Deere & Co.	1,981	166,503
Dover Corp.	6,910	439,407
Dynamic Materials Corp.	1,010	14,130
FANUC Corp.	1,100	185,480
Flowserve Corp.	619	85,763
FreightCar America, Inc.	573	12,050
Gardner Denver, Inc.	2,583	180,423
IDEX Corp.	416	18,699
Illinois Tool Works, Inc.	4,888	300,954
Ingersoll-Rand plc	9,075	442,679
ITT Corp.	20,268	453,395
John Bean Technologies Corp.	623	10,149
Joy Global, Inc.	1,871	106,628
Kaydon Corp.	13,929	320,785
Kennametal, Inc.	905	34,499
Kone Oyj	1,901	142,407
Kubota Corp.	24,000	254,746
L.B. Foster Co., Class A	255	10,570
Lincoln Electric Holdings, Inc.	2,097	99,629
Lindsay Corp.	524	41,443
Middleby Corp.(1)	257	32,739
Mitsubishi Heavy Industries Ltd.	39,000	181,197
Mueller Industries, Inc., Class A	169	8,071
Mueller Water Products, Inc. Class A	2,976	16,606
PACCAR, Inc.	9,330	409,960
Parker-Hannifin Corp.	5,656	464,640
Sauer-Danfoss, Inc.	3,678	193,205
SKF AB B Shares	6,101	146,717
Titan International, Inc.	2,029	41,250
Trinity Industries, Inc.	4,640	147,413
Valmont Industries, Inc.	1,548	216,194
Volvo AB B Shares	21,329	302,142
Woodward, Inc.	7,474	273,324
		6,246,819
MEDIA — 1.2%
Belo Corp. Class A	2,854	20,549
CBS Corp., Class B	20,858	750,471
Comcast Corp., Class A	60,223	2,239,091
Discovery Communications, Inc. Class A(1)	2,080	125,653
DISH Network Corp., Class A(1)	2,200	81,488
Entercom Communications Corp., Class A(1)	2,395	15,208
Entravision Communications Corp., Class A	9,854	14,781
Kabel Deutschland Holding AG	7,056	510,224
Liberty Global, Inc. Class A(1)	2,167	121,439
LIN TV Corp., Class A(1)	3,509	22,738
Nexstar Broadcasting Group, Inc. Class A(1)	862	7,758
ProSiebenSat.1 Media AG Preference Shares	4,621	135,251
Publicis Groupe SA	4,791	271,015

21

Shares/ Principal Amount	Value
ReachLocal, Inc.(1)	766	$ 8,395
Regal Entertainment Group Class A	13,395	208,694
Scholastic Corp.	459	12,879
Scripps Networks Interactive, Inc. Class A	6,142	362,624
SES SA	6,668	188,618
Sirius XM Radio, Inc.(1)	54,612	151,821
Thomson Reuters Corp.	3,494	96,225
Time Warner Cable, Inc.	5,971	566,588
Time Warner, Inc.	16,840	796,532
Viacom, Inc., Class B	6,259	323,027
		7,031,069
METALS AND MINING — 0.7%
Antofagasta plc	20,749	428,170
BHP Billiton Ltd.	19,505	700,023
Carpenter Technology Corp.	3,126	151,486
Century Aluminum Co.(1)	470	3,652
Coeur d’Alene Mines Corp.(1)	13,270	308,660
Compass Minerals International, Inc.	339	25,900
Freeport-McMoRan Copper & Gold, Inc.	20,351	793,893
Globe Specialty Metals, Inc.	448	6,209
Haynes International, Inc.	139	6,469
Hecla Mining Co.	1,198	6,948
Kaiser Aluminum Corp.	116	7,061
Newmont Mining Corp.	8,928	420,420
Nucor Corp.	16,586	683,011
Rio Tinto Ltd.	7,176	439,971
Schnitzer Steel Industries, Inc. Class A	664	18,718
Titanium Metals Corp.	1,368	22,736
Umicore SA	4,674	242,817
		4,266,144
MULTI-UTILITIES — 0.3%
Ameren Corp.	4,201	125,904
Avista Corp.	824	19,537
DTE Energy Co.	1,834	111,104
NorthWestern Corp.	330	11,448
PG&E Corp.	25,117	1,028,541
Public Service Enterprise Group, Inc.	12,640	380,338
Wisconsin Energy Corp.	4,152	155,824
		1,832,696
MULTILINE RETAIL — 0.4%
Dillard’s, Inc., Class A	2,523	224,320
Dollar General Corp.(1)	4,062	203,100
Dollar Tree, Inc.(1)	2,923	122,006
Family Dollar Stores, Inc.	2,202	156,783
Kohl’s Corp.	6,460	288,439
Macy’s, Inc.	14,790	572,373
Saks, Inc.(1)	1,498	15,729
Target Corp.	17,363	1,096,126
		2,678,876
OIL, GAS AND CONSUMABLE FUELS — 3.4%
Alliance Resource Partners LP	265	15,071
Alon USA Energy, Inc.	1,270	18,059
Alon USA Partners LP(1)	191	3,606
Apache Corp.	11,324	872,967
Berry Petroleum Co., Class A	454	14,124
BG Group plc	24,628	422,198
Bonanza Creek Energy, Inc.(1)	494	11,708
Cabot Oil & Gas Corp.	8,604	405,248
Callon Petroleum Co.(1)	995	4,667
Chevron Corp.	25,513	2,696,469
Concho Resources, Inc.(1)	2,060	165,336
Delek US Holdings, Inc.	905	23,774
Devon Energy Corp.	6,904	356,730
Energy XXI Bermuda Ltd.	5,573	176,553
ENI SpA	19,229	454,651
EOG Resources, Inc.	2,740	322,279
EQT Corp.	6,158	369,849
EQT Midstream Partners LP	633	19,446
Exxon Mobil Corp.	70,804	6,240,665
Gulfport Energy Corp.(1)	1,673	63,641
Hugoton Royalty Trust	1,483	11,656
Imperial Oil Ltd.	22,111	942,670
Kodiak Oil & Gas Corp.(1)	16,788	144,041
Marathon Petroleum Corp.	9,863	587,243
Murphy Oil Corp.	6,199	351,731
Noble Energy, Inc.	2,729	266,760
Occidental Petroleum Corp.	8,497	639,059
Pacific Coast Oil Trust	1,317	23,192
PDC Energy, Inc.(1)	266	9,544
Peabody Energy Corp.	6,268	157,389
Phillips 66	2,545	133,282

22

Shares/ Principal Amount	Value
Rosetta Resources, Inc.(1)	867	$ 38,963
Royal Dutch Shell plc, Class A	16,860	565,066
SandRidge Mississippian Trust II	466	7,805
Southwestern Energy Co.(1)	7,259	251,960
Spectra Energy Partners LP	6,458	192,384
Statoil ASA	20,911	511,289
Stone Energy Corp.(1)	731	15,154
Suncor Energy, Inc.	12,115	395,070
Swift Energy Co.(1)	411	6,362
Tesoro Corp.	5,778	244,294
Tesoro Logistics LP	248	11,433
Total SA ADR	11,100	556,776
Tullow Oil plc	6,297	138,922
Ultra Petroleum Corp.(1)	7,590	152,179
Vaalco Energy, Inc.(1)	3,280	27,782
Valero Energy Corp.	29,773	960,477
W&T Offshore, Inc.	1,056	17,498
Western Refining, Inc.	9,240	268,422
		20,285,444
PAPER AND FOREST PRODUCTS — 0.1%
Buckeye Technologies, Inc.	681	18,877
Clearwater Paper Corp.(1)	542	21,545
International Paper Co.	12,030	446,794
KapStone Paper and Packaging Corp.(1)	2,257	49,474
Louisiana-Pacific Corp.(1)	650	11,323
Neenah Paper, Inc.	574	16,106
West Fraser Timber Co. Ltd.	1,556	109,132
		673,251
PERSONAL PRODUCTS — 0.1%
Estee Lauder Cos., Inc. (The), Class A	4,040	235,330
Inter Parfums, Inc.	393	7,868
L’Oreal SA	1,982	268,982
Nu Skin Enterprises, Inc., Class A	7,349	333,645
		845,825
PHARMACEUTICALS — 2.5%
Abbott Laboratories	25,087	1,630,655
Allergan, Inc.	4,516	418,859
Auxilium Pharmaceuticals, Inc.(1)	457	8,747
Bristol-Myers Squibb Co.	7,140	232,978
Eli Lilly & Co.	16,858	826,716
GlaxoSmithKline plc	7,618	162,878
Hospira, Inc.(1)	5,779	172,214
Impax Laboratories, Inc.(1)	1,080	21,967
Jazz Pharmaceuticals plc(1)	368	19,828
Johnson & Johnson	44,334	3,091,410
Medicines Co. (The)(1)	492	10,563
Medicis Pharmaceutical Corp., Class A	484	20,933
Merck & Co., Inc.	56,439	2,500,248
Nektar Therapeutics(1)	833	5,439
Novo Nordisk A/S B Shares	2,988	474,534
Optimer Pharmaceuticals, Inc.(1)	562	5,727
Perrigo Co.	3,385	350,348
Pfizer, Inc.	133,053	3,328,986
Questcor Pharmaceuticals, Inc.	497	12,897
Roche Holding AG	3,118	613,708
Sanofi	9,207	822,147
ViroPharma, Inc.(1)	239	5,925
VIVUS, Inc.(1)	844	9,537
Watson Pharmaceuticals, Inc.(1)	3,037	267,286
		15,014,530
PROFESSIONAL SERVICES — 0.3%
Adecco SA	3,761	185,838
Barrett Business Services, Inc.	484	16,093
Capita Group plc (The)	18,068	220,726
CDI Corp.	1,451	23,971
Dun & Bradstreet Corp.	5,214	412,845
Equifax, Inc.	2,810	143,984
Experian plc	17,733	294,621
Exponent, Inc.(1)	262	14,001
Huron Consulting Group, Inc.(1)	417	13,736
IHS, Inc. Class A(1)	1,148	105,777
Intertek Group plc	5,363	265,503
Kforce, Inc.(1)	1,030	13,246
On Assignment, Inc.(1)	1,479	29,476
		1,739,817
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
American Campus Communities, Inc.	7,618	333,668
American Tower Corp.	5,611	420,432

23

Shares/ Principal Amount	Value
Apartment Investment & Management Co., Class A	10,988	$ 275,469
Apollo Commercial Real Estate Finance, Inc.	554	9,246
Associated Estates Realty Corp.	787	11,907
AvalonBay Communities, Inc.	3,973	523,602
BioMed Realty Trust, Inc.	1,072	20,657
Boston Properties, Inc.	5,633	578,115
Brandywine Realty Trust	12,199	145,534
BRE Properties, Inc.	2,900	141,085
Camden Property Trust	4,939	324,492
Campus Crest Communities, Inc.	1,830	20,935
Capstead Mortgage Corp.	1,016	12,334
CBL & Associates Properties, Inc.	9,095	204,728
Cedar Realty Trust, Inc.	1,314	7,122
Chimera Investment Corp.	2,977	8,157
Colony Financial, Inc.	513	10,270
CommonWealth REIT	616	9,320
CreXus Investment Corp.	994	12,415
DCT Industrial Trust, Inc.	26,718	166,988
DDR Corp.	15,933	243,934
DiamondRock Hospitality Co.	10,539	92,111
Digital Realty Trust, Inc.	5,105	329,477
Douglas Emmett, Inc.	9,200	208,932
Duke Realty Corp.	7,118	96,093
EastGroup Properties, Inc.	97	5,071
Equity Lifestyle Properties, Inc.	179	11,750
Equity One, Inc.	6,500	134,355
Equity Residential	9,119	506,196
Essex Property Trust, Inc.	602	84,575
Extra Space Storage, Inc.	6,866	241,340
First Industrial Realty Trust, Inc.(1)	7,103	93,760
General Growth Properties, Inc.	13,374	259,054
Government Properties Income Trust	308	7,099
Hatteras Financial Corp.	449	11,970
HCP, Inc.	19,040	857,752
Health Care REIT, Inc.	6,358	374,423
Healthcare Realty Trust, Inc.	394	9,397
Hersha Hospitality Trust	3,787	17,761
Highwoods Properties, Inc.	369	11,897
Host Hotels & Resorts, Inc.	28,846	423,748
Kilroy Realty Corp.	4,514	203,581
Kimco Realty Corp.	12,150	234,009
LaSalle Hotel Properties	970	23,387
Lexington Realty Trust	2,130	20,427
Macerich Co. (The)	5,564	314,366
Mack-Cali Realty Corp.	788	19,921
Medical Properties Trust, Inc.	571	6,664
MFA Financial, Inc.	1,338	11,253
National Retail Properties, Inc.	770	23,654
Newcastle Investment Corp.	15,427	129,433
Omega Healthcare Investors, Inc.	464	10,635
Pebblebrook Hotel Trust	2,943	61,362
PennyMac Mortgage Investment Trust	673	16,589
Piedmont Office Realty Trust, Inc., Class A	27,056	477,538
Post Properties, Inc.	4,400	216,172
ProLogis, Inc.	16,422	557,363
PS Business Parks, Inc.	240	15,478
Public Storage	4,100	576,624
Rayonier, Inc.	1,300	64,792
RLJ Lodging Trust	850	15,802
Sabra Health Care REIT, Inc.	800	17,360
Simon Property Group, Inc.	11,298	1,718,765
SL Green Realty Corp.	2,098	158,147
Sovran Self Storage, Inc.	460	28,423
Summit Hotel Properties, Inc.	738	6,480
Sun Communities, Inc.	498	19,223
Sunstone Hotel Investors, Inc.(1)	8,066	83,241
Taubman Centers, Inc.	3,360	260,299
UDR, Inc.	7,015	161,415
Urstadt Biddle Properties, Inc., Class A	762	14,318
Ventas, Inc.	10,668	679,018
Vornado Realty Trust	3,209	245,264
Washington Real Estate Investment Trust	433	11,223
Weingarten Realty Investors	619	16,824
Weyerhaeuser Co.	8,875	244,595
		13,920,816

24

Shares/ Principal Amount	Value
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
CBRE Group, Inc.(1)	17,753	$ 336,064
Daito Trust Construction Co. Ltd.	2,500	242,312
Forest City Enterprises, Inc. Class A(1)	4,000	60,200
Mitsubishi Estate Co. Ltd.	2,000	38,552
Realogy Holdings Corp.(1)	759	28,622
		705,750
ROAD AND RAIL — 0.4%
AMERCO, Inc.	47	5,640
Canadian National Railway Co.	3,048	274,131
Canadian Pacific Railway Ltd.	2,071	193,307
Celadon Group, Inc.	996	17,211
Genesee & Wyoming, Inc. Class A(1)	1,702	124,161
Heartland Express, Inc.	26,115	358,559
Kansas City Southern	6,231	486,953
Marten Transport Ltd.	1,080	20,434
Union Pacific Corp.	9,033	1,109,072
Werner Enterprises, Inc.	438	9,500
		2,598,968
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Analog Devices, Inc.	4,691	190,455
Applied Materials, Inc.	137,174	1,471,877
ARM Holdings plc	46,413	575,551
ASML Holding NV	5,719	357,314
Avago Technologies Ltd.	4,340	152,334
Broadcom Corp., Class A	14,753	477,702
Cirrus Logic, Inc.(1)	873	27,342
Cypress Semiconductor Corp.	1,991	20,209
Diodes, Inc.(1)	892	13,505
Infineon Technologies AG	14,598	111,938
Intel Corp.	51,773	1,013,198
Intersil Corp., Class A	898	6,403
KLA-Tencor Corp.	11,464	521,268
Linear Technology Corp.	8,676	287,956
M/A-COM Technology Solutions Holdings, Inc.(1)	1,091	15,405
Marvell Technology Group Ltd.	46,731	396,279
MaxLinear, Inc. Class A(1)	1,068	5,735
Microchip Technology, Inc.	4,550	138,411
MKS Instruments, Inc.	431	10,452
Nanometrics, Inc.(1)	1,749	25,290
NXP Semiconductor NV(1)	5,039	123,355
ON Semiconductor Corp.(1)	2,219	14,712
Photronics, Inc.(1)	2,121	10,923
Rudolph Technologies, Inc.(1)	955	10,562
Semtech Corp.(1)	936	25,600
Silicon Image, Inc.(1)	1,701	7,927
Skyworks Solutions, Inc.(1)	1,155	26,161
Spansion, Inc., Class A(1)	2,756	32,300
Teradyne, Inc.(1)	40,978	640,896
Texas Instruments, Inc.	11,556	340,555
Ultratech, Inc.(1)	1,016	33,345
Xilinx, Inc.	12,826	444,421
		7,529,381
SOFTWARE — 1.5%
Activision Blizzard, Inc.	3,850	44,044
Adobe Systems, Inc.(1)	21,581	746,919
Allot Communications Ltd.(1)	1,118	24,417
Aspen Technology, Inc.(1)	824	21,416
Bottomline Technologies, Inc.(1)	451	11,054
BroadSoft, Inc.(1)	332	10,501
CA, Inc.	12,825	284,202
Cadence Design Systems, Inc.(1)	13,899	176,934
Citrix Systems, Inc.(1)	5,047	308,675
CommVault Systems, Inc.(1)	2,671	177,248
Compuware Corp.(1)	1,446	13,520
Dassault Systemes SA	1,860	210,455
Guidance Software, Inc.(1)	1,318	14,696
JDA Software Group, Inc.(1)	101	4,511
Mentor Graphics Corp.(1)	621	9,272
Microsoft Corp.	101,907	2,712,764
NetScout Systems, Inc.(1)	1,017	25,547
NetSuite, Inc.(1)	4,334	258,393
Oracle Corp.	76,284	2,448,716
Parametric Technology Corp.(1)	455	9,209
PROS Holdings, Inc.(1)	594	10,532
SAP AG	6,340	495,059
ServiceNow, Inc.(1)	2,083	67,968
SolarWinds, Inc.(1)	367	20,563
Splunk, Inc.(1)	7,207	217,651

25

Shares/ Principal Amount	Value
Symantec Corp.(1)	13,987	$ 262,396
Synchronoss Technologies, Inc.(1)	378	6,902
TeleCommunication Systems, Inc. Class A(1)	3,460	7,785
TIBCO Software, Inc.(1)	356	8,918
Ultimate Software Group, Inc.(1)	226	21,359
Websense, Inc.(1)	2,927	40,861
Workday, Inc.(1)	1,049	52,555
		8,725,042
SPECIALTY RETAIL — 1.5%
Aaron’s, Inc.	479	13,747
Advance Auto Parts, Inc.	1,119	81,855
American Eagle Outfitters, Inc.	361	7,653
ANN, Inc.(1)	905	30,363
Asbury Automotive Group, Inc.(1)	640	19,322
Ascena Retail Group, Inc.(1)	833	16,743
Buckle, Inc. (The)	2,529	129,358
Cabela’s, Inc.(1)	4,802	229,392
Chico’s FAS, Inc.	6,382	119,024
Conn’s, Inc.(1)	461	13,037
Destination Maternity Corp.	705	15,665
DSW, Inc., Class A	3,813	259,398
Fast Retailing Co. Ltd.	600	136,253
Foot Locker, Inc.	7,028	251,883
Francesca’s Holdings Corp.(1)	470	12,234
GameStop Corp., Class A	2,183	57,304
Gap, Inc. (The)	3,871	133,395
Genesco, Inc.(1)	659	36,462
GNC Holdings, Inc. Class A	11,347	398,620
Group 1 Automotive, Inc.	179	10,876
Haverty Furniture Cos., Inc.	408	6,834
Home Depot, Inc. (The)	17,652	1,148,616
Inditex SA	3,361	460,719
Lithia Motors, Inc., Class A	2,881	103,082
Lowe’s Cos., Inc.	41,868	1,511,016
Lumber Liquidators Holdings, Inc.(1)	2,101	112,782
Men’s Wearhouse, Inc. (The)	281	9,116
O’Reilly Automotive, Inc.(1)	4,758	447,633
OfficeMax, Inc.	721	7,210
Penske Automotive Group, Inc.	438	12,759
PetSmart, Inc.	12,154	858,802
Ross Stores, Inc.	4,386	249,651
Rue21, Inc.(1)	621	17,829
Sally Beauty Holdings, Inc.(1)	4,975	126,116
Select Comfort Corp.(1)	480	12,854
Staples, Inc.	13,020	152,334
TJX Cos., Inc. (The)	13,073	579,657
Tractor Supply Co.	5,465	489,773
Ulta Salon Cosmetics & Fragrance, Inc.	3,106	311,470
Urban Outfitters, Inc.(1)	5,530	208,481
		8,799,318
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
adidas AG	2,997	263,566
Burberry Group plc	16,204	334,121
Carter’s, Inc.(1)	379	20,102
Cie Financiere Richemont SA	3,457	266,540
Culp, Inc.	1,395	19,865
G-III Apparel Group Ltd.(1)	750	28,538
Iconix Brand Group, Inc.(1)	1,132	22,821
Lululemon Athletica, Inc.(1)	1,958	140,545
Luxottica Group SpA	5,822	238,890
Michael Kors Holdings Ltd.(1)	4,873	259,000
Movado Group, Inc.	775	26,885
Oxford Industries, Inc.	508	27,757
Prada SpA	45,500	375,732
PVH Corp.	2,094	239,951
True Religion Apparel, Inc.	366	9,549
Under Armour, Inc. Class A(1)	2,243	116,255
Vera Bradley, Inc.(1)	1,044	28,929
VF Corp.	817	131,137
Wolverine World Wide, Inc.	149	6,449
		2,556,632
THRIFTS AND MORTGAGE FINANCE — 0.2%
Brookline Bancorp., Inc.	1,069	9,044
Capitol Federal Financial, Inc.	34,689	412,452
Flushing Financial Corp.	681	10,188
Ocwen Financial Corp.(1)	3,851	138,097
Oritani Financial Corp.	667	9,738
People’s United Financial, Inc.	35,665	434,756

26

Shares/ Principal Amount	Value
Provident Financial Services, Inc.	740	$ 10,723
Rockville Financial, Inc.	748	9,709
Simplicity Bancorp, Inc.	563	7,955
ViewPoint Financial Group, Inc.	1,822	37,260
Washington Federal, Inc.	555	8,919
		1,088,841
TOBACCO — 0.4%
Altria Group, Inc.	8,460	286,033
British American Tobacco plc	6,745	353,805
Japan Tobacco, Inc.	11,400	341,578
Lorillard, Inc.	1,071	129,763
Philip Morris International, Inc.	12,164	1,093,300
Universal Corp.	4,637	231,386
		2,435,865
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Applied Industrial Technologies, Inc.	615	24,618
Beacon Roofing Supply, Inc.(1)	1,551	47,833
DXP Enterprises, Inc.(1)	600	28,974
Erickson Air-Crane, Inc.(1)	1,319	10,051
Fastenal Co.	3,645	152,397
H&E Equipment Services, Inc.	1,309	20,355
Kaman Corp.	521	18,881
Mitsubishi Corp.	14,100	267,000
SeaCube Container Leasing Ltd.	527	9,681
Titan Machinery, Inc.(1)	1,049	23,225
United Rentals, Inc.(1)	8,348	346,692
Watsco, Inc.	255	18,281
Wolseley plc	8,249	382,872
		1,350,860
TRANSPORTATION INFRASTRUCTURE — 0.1%
Koninklijke Vopak NV	6,056	447,443
WATER UTILITIES†
Artesian Resources Corp., Class A	591	12,275
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Crown Castle International Corp.(1)	5,284	356,776
KDDI Corp.	1,500	110,996
Rogers Communications, Inc., Class B	7,465	329,682
SBA Communications Corp., Class A(1)	14,799	1,018,467
		1,815,921
TOTAL COMMON STOCKS (Cost $214,669,801)		268,550,279
U.S. Treasury Securities — 19.2%
U.S. Treasury Bonds, 5.50%, 8/15/28	$ 1,100,000	1,583,828
U.S. Treasury Bonds, 5.375%, 2/15/31	400,000	582,438
U.S. Treasury Bonds, 4.375%, 11/15/39	3,420,000	4,542,187
U.S. Treasury Bonds, 4.375%, 5/15/41	300,000	399,188
U.S. Treasury Bonds, 3.125%, 11/15/41	850,000	910,430
U.S. Treasury Bonds, 2.75%, 11/15/42	200,000	197,625
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	8,492,985	12,267,718
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	738,721	1,102,656
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	1,320,838	1,985,900
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	972,876	1,087,721
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	4,865,675	5,015,065
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	2,544,927	2,702,394
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	9,022,741	9,410,439
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	2,498,286	2,723,521
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	786,263	828,708
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	2,445,120	2,624,110
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	6,653,158	7,781,075
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,865,972	5,755,914

27

Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	$ 3,234,105	$ 3,705,576
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,277,975	1,401,579
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,207,500	1,325,514
U.S. Treasury Notes, 0.75%, 8/15/13	1,300,000	1,305,434
U.S. Treasury Notes, 0.75%, 9/15/13	6,100,000	6,128,121
U.S. Treasury Notes, 0.75%, 12/15/13	2,000,000	2,011,406
U.S. Treasury Notes, 1.25%, 2/15/14	1,800,000	1,822,289
U.S. Treasury Notes, 1.25%, 3/15/14	3,260,000	3,302,788
U.S. Treasury Notes, 1.25%, 4/15/14	1,400,000	1,419,524
U.S. Treasury Notes, 1.75%, 7/31/15	900,000	934,383
U.S. Treasury Notes, 0.375%, 11/15/15	1,700,000	1,702,790
U.S. Treasury Notes, 1.375%, 11/30/15	1,500,000	1,546,172
U.S. Treasury Notes, 2.125%, 12/31/15	1,500,000	1,581,329
U.S. Treasury Notes, 0.75%, 6/30/17	500,000	504,493
U.S. Treasury Notes, 0.75%, 10/31/17	2,900,000	2,920,390
U.S. Treasury Notes, 1.875%, 10/31/17	4,300,000	4,563,375
U.S. Treasury Notes, 2.75%, 2/28/18	3,500,000	3,875,431
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	330,516
U.S. Treasury Notes, 1.375%, 11/30/18	1,450,000	1,496,445
U.S. Treasury Notes, 2.625%, 8/15/20	2,230,000	2,468,855
U.S. Treasury Notes, 2.125%, 8/15/21	3,300,000	3,502,640
U.S. Treasury Notes, 2.00%, 2/15/22	100,000	104,500
U.S. Treasury Notes, 1.625%, 8/15/22	2,600,000	2,611,578
U.S. Treasury Notes, 1.625%, 11/15/22	3,800,000	3,803,564
TOTAL U.S. TREASURY SECURITIES (Cost $106,689,494)		115,869,609
U.S. Government Agency Mortgage-Backed Securities(2) — 9.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.5%
FHLMC, VRN, 2.59%, 12/15/12	167,369	174,901
FHLMC, VRN, 2.90%, 12/15/12	116,648	122,688
FHLMC, VRN, 3.27%, 12/15/12	219,334	230,515
FHLMC, VRN, 4.05%, 12/15/12	372,560	397,144
FHLMC, VRN, 6.15%, 12/15/12	256,967	279,060
FNMA, VRN, 2.73%, 12/25/12	412,616	432,348
FNMA, VRN, 3.35%, 12/25/12	252,264	266,712
FNMA, VRN, 3.37%, 12/25/12	251,181	265,826
FNMA, VRN, 3.88%, 12/25/12	347,430	369,995
FNMA, VRN, 3.91%, 12/25/12	300,997	320,160
FNMA, VRN, 3.96%, 12/25/12	134,338	142,237
		3,001,586
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.6%
FHLMC, 7.00%, 6/1/14	8,088	8,470
FHLMC, 6.50%, 6/1/16	22,098	23,679
FHLMC, 4.50%, 1/1/19	571,725	610,245
FHLMC, 5.00%, 1/1/21	797,916	872,777
FHLMC, 5.00%, 4/1/21	207,546	224,067
FHLMC, 8.00%, 7/1/30	7,295	9,071
FHLMC, 6.50%, 5/1/31	15,734	18,294
FHLMC, 5.50%, 12/1/33	333,359	373,555
FHLMC, 5.50%, 1/1/38	1,132,301	1,224,604
FHLMC, 6.00%, 2/1/38	1,031,628	1,123,300
FHLMC, 6.00%, 11/1/38	1,031,187	1,122,820
FHLMC, 4.00%, 4/1/41	1,050,098	1,170,144
FHLMC, 6.50%, 7/1/47	26,968	30,068
FNMA, 6.00%, 4/1/14	4,851	4,912
FNMA, 7.50%, 6/1/15	870	881
FNMA, 4.50%, 5/1/19	267,419	288,441
FNMA, 4.50%, 5/1/19	353,465	381,251
FNMA, 5.00%, 9/1/20	601,704	654,739
FNMA, 7.00%, 6/1/26	760	904
FNMA, 7.50%, 3/1/27	7,822	8,552
FNMA, 6.50%, 6/1/29	13,500	15,952

28

Shares/ Principal Amount	Value
FNMA, 7.00%, 7/1/29	$ 10,976	$ 13,175
FNMA, 7.00%, 3/1/30	14,088	16,910
FNMA, 7.50%, 9/1/30	8,712	10,674
FNMA, 6.50%, 9/1/31	51,720	61,244
FNMA, 7.00%, 9/1/31	16,615	19,921
FNMA, 6.50%, 1/1/32	25,714	30,503
FNMA, 5.50%, 6/1/33	322,311	356,145
FNMA, 5.50%, 8/1/33	1,256,495	1,381,836
FNMA, 5.50%, 9/1/33	336,934	383,179
FNMA, 5.00%, 11/1/33	1,340,902	1,461,942
FNMA, 5.50%, 1/1/34	1,032,605	1,135,612
FNMA, 4.50%, 9/1/35	877,886	947,627
FNMA, 5.00%, 2/1/36	1,445,328	1,572,880
FNMA, 5.50%, 4/1/36	274,294	299,941
FNMA, 5.00%, 10/1/36	190,500	206,506
FNMA, 5.50%, 12/1/36	718,828	782,448
FNMA, 5.50%, 1/1/37	1,859,747	2,033,641
FNMA, 5.50%, 2/1/37	455,166	495,450
FNMA, 6.50%, 8/1/37	311,050	346,356
FNMA, 4.00%, 1/1/41	1,532,068	1,712,359
FNMA, 4.50%, 1/1/41	1,705,048	1,871,937
FNMA, 4.50%, 2/1/41	1,463,465	1,582,469
FNMA, 4.00%, 5/1/41	2,231,645	2,394,535
FNMA, 4.50%, 7/1/41	1,058,197	1,163,427
FNMA, 4.50%, 9/1/41	930,605	1,023,728
FNMA, 4.00%, 12/1/41	1,616,490	1,781,458
FNMA, 4.00%, 1/1/42	1,096,500	1,192,125
FNMA, 4.00%, 1/1/42	1,303,694	1,399,259
FNMA, 3.50%, 5/1/42	2,427,965	2,615,374
FNMA, 3.50%, 6/1/42	992,636	1,074,219
FNMA, 6.50%, 6/1/47	67,327	74,570
FNMA, 6.50%, 8/1/47	102,987	114,065
FNMA, 6.50%, 8/1/47	116,623	129,168
FNMA, 6.50%, 9/1/47	253,497	280,765
FNMA, 6.50%, 9/1/47	9,179	10,167
FNMA, 6.50%, 9/1/47	114,720	127,060
FNMA, 6.50%, 9/1/47	79,232	87,754
FNMA, 6.50%, 9/1/47	64,255	71,166
GNMA, 7.00%, 1/15/24	3,891	4,578
GNMA, 8.00%, 7/15/24	5,941	6,554
GNMA, 8.00%, 9/15/24	4,786	5,531
GNMA, 9.00%, 4/20/25	1,984	2,459
GNMA, 7.00%, 9/15/25	16,566	19,609
GNMA, 7.50%, 10/15/25	9,646	11,142
GNMA, 7.50%, 2/15/26	15,795	19,035
GNMA, 6.00%, 4/15/26	2,907	3,272
GNMA, 8.25%, 7/15/26	36,657	38,722
GNMA, 7.00%, 12/15/27	24,605	29,417
GNMA, 6.50%, 2/15/28	10,708	12,547
GNMA, 6.50%, 2/15/28	1,443	1,702
GNMA, 6.50%, 3/15/28	11,501	13,565
GNMA, 6.50%, 4/15/28	2,214	2,588
GNMA, 6.00%, 10/15/28	34,989	39,449
GNMA, 7.00%, 5/15/31	16,390	19,681
GNMA, 5.50%, 11/15/32	162,815	180,287
GNMA, 6.50%, 10/15/38	2,130,264	2,448,472
GNMA, 4.00%, 1/20/41	2,425,308	2,666,447
GNMA, 4.50%, 5/20/41	1,718,652	1,897,124
GNMA, 4.50%, 6/15/41	567,426	629,719
GNMA, 4.00%, 12/15/41	3,283,978	3,597,496
GNMA, 3.50%, 6/20/42	978,856	1,068,390
GNMA, 3.50%, 7/20/42	738,343	805,878
		51,951,985
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(Cost $51,583,503)		54,953,571
Corporate Bonds — 8.4%
AEROSPACE AND DEFENSE — 0.2%
L-3 Communications Corp., 5.20%, 10/15/19	100,000	115,214
Lockheed Martin Corp., 4.25%, 11/15/19	120,000	136,754
Raytheon Co., 4.40%, 2/15/20	90,000	104,137
Raytheon Co., 2.50%, 12/15/22(3)	100,000	99,990
United Technologies Corp., 3.10%, 6/1/22	50,000	53,875
United Technologies Corp., 5.70%, 4/15/40	150,000	200,425
United Technologies Corp., 4.50%, 6/1/42	190,000	216,439
		926,834
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(4)	170,000	170,936
American Honda Finance Corp., 2.50%, 9/21/15(4)	210,000	219,553
American Honda Finance Corp., 1.50%, 9/11/17(4)	40,000	40,233
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	140,000	141,028
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	170,000	177,616

29

Shares/ Principal Amount	Value
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(4)		$ 60,000	$ 60,232
			809,598
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		370,000	497,588
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		160,000	160,939
Coca-Cola Co. (The), 1.80%, 9/1/16		140,000	145,078
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		50,000	52,930
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21		40,000	41,886
PepsiCo, Inc., 4.875%, 11/1/40		50,000	58,917
PepsiCo, Inc., 3.60%, 8/13/42		70,000	68,384
Pernod-Ricard SA, 2.95%, 1/15/17(4)		170,000	179,523
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)		300,000	314,590
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)		150,000	163,009
United Technologies Corp., 6.05%, 6/1/36		41,000	55,102
			1,737,946
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17		180,000	186,843
Amgen, Inc., 3.625%, 5/15/22		20,000	21,513
Amgen, Inc., 6.40%, 2/1/39		30,000	38,550
Celgene Corp., 3.25%, 8/15/22		80,000	82,274
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	126,309
			455,489
CAPITAL MARKETS — 0.1%
Bank of Scotland plc, 3.25%, 1/25/13	EUR	95,000	124,158
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		290,000	351,033
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17		70,000	75,334
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		170,000	184,821
Jefferies Group, Inc., 5.125%, 4/13/18		90,000	94,387
			829,733
CHEMICALS — 0.1%
Dow Chemical Co. (The), 5.90%, 2/15/15		180,000	199,514
Dow Chemical Co. (The), 2.50%, 2/15/16		100,000	104,260
Eastman Chemical Co., 3.60%, 8/15/22		170,000	178,456
Ecolab, Inc., 4.35%, 12/8/21		180,000	202,063
			684,293
COMMERCIAL BANKS — 0.8%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22	GBP	100,000	190,808
Bank of America N.A., 5.30%, 3/15/17		810,000	906,222
Bank of Nova Scotia, 2.55%, 1/12/17		140,000	147,988
BB&T Corp., 5.70%, 4/30/14		80,000	85,696
BB&T Corp., 3.20%, 3/15/16		160,000	170,980
Capital One Financial Corp., 2.15%, 3/23/15		100,000	102,311
Capital One Financial Corp., 1.00%, 11/6/15		60,000	59,812
Capital One Financial Corp., 4.75%, 7/15/21		70,000	81,011
Co-Operative Bank plc, 4.75%, 11/11/21	GBP	100,000	186,742
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	211,674
Fifth Third Bancorp, 6.25%, 5/1/13		130,000	132,953
HSBC Bank plc, 3.50%, 6/28/15(4)		120,000	127,515
JPMorgan Chase Bank N.A., 5.875%, 6/13/16		250,000	284,773
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16		230,000	240,905
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	140,000	231,501

30

Shares/ Principal Amount	Value
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		$ 290,000	$ 316,083
SunTrust Bank, 7.25%, 3/15/18		130,000	159,892
SunTrust Banks, Inc., 3.60%, 4/15/16		40,000	42,842
Toronto-Dominion Bank (The), 2.375%, 10/19/16		170,000	179,101
U.S. Bancorp., 3.44%, 2/1/16		100,000	105,889
U.S. Bancorp., MTN, 2.95%, 7/15/22		40,000	41,001
Wachovia Bank N.A., 4.80%, 11/1/14		299,000	320,891
Wells Fargo & Co., 3.68%, 6/15/16		120,000	130,741
Wells Fargo & Co., 2.10%, 5/8/17		170,000	176,477
			4,633,808
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18		50,000	55,402
Republic Services, Inc., 5.50%, 9/15/19		90,000	107,409
Republic Services, Inc., 3.55%, 6/1/22		70,000	73,923
Waste Management, Inc., 6.125%, 11/30/39		150,000	191,789
			428,523
COMMUNICATIONS EQUIPMENT†
Cisco Systems, Inc., 5.90%, 2/15/39		220,000	290,520
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 2.60%, 9/15/17		230,000	219,171
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22		90,000	91,357
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, 6.00%, 9/13/17		250,000	303,766
American Express Credit Corp., MTN, 2.75%, 9/15/15		200,000	210,584
Capital One Bank USA N.A., 8.80%, 7/15/19		75,000	101,653
PNC Bank N.A., 6.00%, 12/7/17		340,000	413,094
			1,029,097
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17		35,000	35,539
Catholic Health Initiatives, 2.95%, 11/1/22		65,000	66,603
			102,142
DIVERSIFIED FINANCIAL SERVICES — 1.7%
Bank of America Corp., 4.50%, 4/1/15		60,000	64,093
Bank of America Corp., 6.50%, 8/1/16		230,000	267,336
Bank of America Corp., 5.75%, 12/1/17		210,000	243,073
Bank of America Corp., 5.70%, 1/24/22		30,000	36,534
Citigroup, Inc., 6.01%, 1/15/15		330,000	361,693
Citigroup, Inc., 4.75%, 5/19/15		70,000	75,678
Citigroup, Inc., 4.45%, 1/10/17		50,000	55,518
Citigroup, Inc., 5.50%, 2/15/17		50,000	55,529
Citigroup, Inc., 6.125%, 5/15/18		570,000	682,803
Citigroup, Inc., 4.50%, 1/14/22		60,000	67,578
Deutsche Bank AG (London), 3.875%, 8/18/14		220,000	231,705
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	238,234
General Electric Capital Corp., 3.75%, 11/14/14		250,000	264,255
General Electric Capital Corp., 2.25%, 11/9/15		170,000	175,871
General Electric Capital Corp., 5.625%, 9/15/17		375,000	442,957
General Electric Capital Corp., 4.375%, 9/16/20		350,000	392,944
General Electric Capital Corp., 5.30%, 2/11/21		70,000	81,157
General Electric Capital Corp., MTN, 2.30%, 4/27/17		270,000	279,232
Goldman Sachs Group, Inc. (The), 3.30%, 5/3/15		30,000	31,267
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16		80,000	84,829

31

Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	$ 560,000	$ 665,438
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41	80,000	97,392
Gulf Gate Apartments, VRN, 0.21%, 12/6/12(4)	3,000,000	3,000,000
HSBC Holdings plc, 5.10%, 4/5/21	90,000	107,047
HSBC Holdings plc, 6.80%, 6/1/38	70,000	88,292
JPMorgan Chase & Co., 6.00%, 1/15/18	840,000	1,003,222
Morgan Stanley, 6.625%, 4/1/18	230,000	268,097
Morgan Stanley, 5.625%, 9/23/19	200,000	225,754
Morgan Stanley, 5.50%, 7/28/21	60,000	68,687
UBS AG (Stamford Branch), 5.875%, 12/20/17	320,000	381,164
		10,037,379
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
AT&T, Inc., 6.55%, 2/15/39	405,000	539,653
British Telecommunications plc, 5.95%, 1/15/18	230,000	276,741
CenturyLink, Inc., 6.15%, 9/15/19	120,000	132,619
CenturyLink, Inc., 5.80%, 3/15/22	10,000	10,579
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	30,000	30,882
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	150,000	188,868
France Telecom SA, 4.375%, 7/8/14	360,000	379,282
Telefonica Emisiones SAU, 5.88%, 7/15/19	130,000	136,825
Verizon Communications, Inc., 3.50%, 11/1/21	100,000	110,111
Verizon Communications, Inc., 3.85%, 11/1/42	60,000	60,010
		1,865,570
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16	90,000	96,023
Transocean, Inc., 2.50%, 10/15/17	70,000	70,436
Transocean, Inc., 6.50%, 11/15/20	80,000	96,450
Weatherford International Ltd., 9.625%, 3/1/19	170,000	219,153
		482,062
FOOD AND STAPLES RETAILING — 0.2%
CVS Caremark Corp., 6.60%, 3/15/19	330,000	430,671
CVS Caremark Corp., 2.75%, 12/1/22	140,000	140,586
Kroger Co. (The), 6.40%, 8/15/17	180,000	218,801
Safeway, Inc., 4.75%, 12/1/21	50,000	51,886
Target Corp., 4.00%, 7/1/42	50,000	51,504
Wal-Mart Stores, Inc., 5.875%, 4/5/27	57,000	77,404
Wal-Mart Stores, Inc., 5.625%, 4/1/40	220,000	289,265
Walgreen Co., 1.80%, 9/15/17	60,000	60,735
		1,320,852
FOOD PRODUCTS — 0.2%
General Mills, Inc., 3.15%, 12/15/21	90,000	95,235
Kellogg Co., 4.45%, 5/30/16	290,000	322,789
Kraft Foods, Inc., 6.125%, 2/1/18	27,000	33,078
Kraft Foods, Inc., 6.125%, 8/23/18(4)	73,000	90,062
Kraft Foods, Inc., 6.50%, 2/9/40	100,000	135,473
Kraft Foods, Inc., 5.00%, 6/4/42(4)	90,000	101,141
Mead Johnson Nutrition Co., 3.50%, 11/1/14	150,000	157,132
		934,910
GAS UTILITIES — 0.3%
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	159,796
Enterprise Products Operating LLC, 6.30%, 9/15/17	290,000	353,745
Enterprise Products Operating LLC, 5.95%, 2/1/41	100,000	117,149
Enterprise Products Operating LLC, 4.45%, 2/15/43	70,000	69,318

32

Shares/ Principal Amount	Value
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		$ 290,000	$ 366,230
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		160,000	197,662
Magellan Midstream Partners LP, 6.55%, 7/15/19		100,000	124,945
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15		60,000	64,872
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19		100,000	137,127
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22		140,000	149,620
TransCanada PipeLines Ltd., 2.50%, 8/1/22		110,000	111,027
Williams Partners LP, 4.125%, 11/15/20		160,000	175,710
Williams Partners LP, 3.35%, 8/15/22		50,000	51,076
			2,078,277
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13		170,000	171,252
Covidien International Finance SA, 3.20%, 6/15/22		50,000	53,340
			224,592
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Aetna, Inc., 2.75%, 11/15/22		90,000	90,527
Express Scripts, Inc., 2.65%, 2/15/17(4)		260,000	271,860
Express Scripts, Inc., 7.25%, 6/15/19		340,000	436,924
Mayo Clinic Rochester, 3.77%, 11/15/43		55,000	54,895
NYU Hospitals Center, 4.43%, 7/1/42		70,000	70,610
UnitedHealth Group, Inc., 3.95%, 10/15/42		40,000	39,797
WellPoint, Inc., 3.30%, 1/15/23		80,000	82,412
WellPoint, Inc., 5.80%, 8/15/40		60,000	71,748
			1,118,773
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Darden Restaurants, Inc., 3.35%, 11/1/22		70,000	70,337
McDonald’s Corp., 5.35%, 3/1/18		260,000	316,351
			386,688
HOUSEHOLD PRODUCTS†
Clorox Co. (The), 3.05%, 9/15/22		60,000	62,260
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17		320,000	378,934
General Electric Co., 2.70%, 10/9/22		120,000	122,492
General Electric Co., 4.125%, 10/9/42		60,000	62,702
			564,128
INSURANCE — 0.4%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	232,418
Allstate Corp. (The), 7.45%, 5/16/19		220,000	290,917
Allstate Corp. (The), 5.20%, 1/15/42		70,000	83,836
American International Group, Inc., 3.65%, 1/15/14		60,000	61,748
American International Group, Inc., 5.85%, 1/16/18		320,000	375,212
American International Group, Inc., 4.875%, 6/1/22		90,000	101,382
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		120,000	139,040
Berkshire Hathaway, Inc., 3.00%, 5/15/22		70,000	73,645
Genworth Financial, Inc., 7.20%, 2/15/21		50,000	52,331
Hartford Financial Services Group, Inc., 6.30%, 3/15/18		90,000	107,382
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		80,000	91,181
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)		50,000	55,447
Lincoln National Corp., 6.25%, 2/15/20		180,000	214,499
MetLife, Inc., 6.75%, 6/1/16		190,000	227,128

33

Shares/ Principal Amount	Value
MetLife, Inc., 4.125%, 8/13/42	$ 70,000	$ 69,949
Principal Financial Group, Inc., 3.30%, 9/15/22	50,000	51,002
Prudential Financial, Inc., 7.375%, 6/15/19	90,000	115,082
Prudential Financial, Inc., 5.375%, 6/21/20	100,000	117,505
Prudential Financial, Inc., 5.625%, 5/12/41	60,000	68,665
		2,528,369
IT SERVICES — 0.1%
International Business Machines Corp., 1.95%, 7/22/16	320,000	332,755
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	50,000	51,024
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	160,000	172,104
		223,128
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	160,000	165,650
Deere & Co., 5.375%, 10/16/29	250,000	325,830
		491,480
MEDIA — 0.6%
CBS Corp., 1.95%, 7/1/17	40,000	41,001
CBS Corp., 4.85%, 7/1/42	60,000	63,094
Comcast Corp., 5.90%, 3/15/16	422,000	488,315
Comcast Corp., 6.50%, 11/15/35	70,000	90,750
Comcast Corp., 6.40%, 5/15/38	30,000	39,080
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	170,000	181,689
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	200,000	223,562
Discovery Communications LLC, 5.625%, 8/15/19	130,000	156,932
NBCUniversal Media LLC, 5.15%, 4/30/20	80,000	95,311
NBCUniversal Media LLC, 4.375%, 4/1/21	440,000	500,175
News America, Inc., 6.90%, 8/15/39	170,000	227,202
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	31,473
Qwest Corp., 7.50%, 10/1/14	130,000	142,911
Time Warner Cable, Inc., 6.75%, 7/1/18	290,000	363,453
Time Warner, Inc., 3.15%, 7/15/15	170,000	180,534
Time Warner, Inc., 7.70%, 5/1/32	220,000	307,295
Viacom, Inc., 4.375%, 9/15/14	120,000	127,523
Viacom, Inc., 4.50%, 3/1/21	90,000	102,455
Viacom, Inc., 3.125%, 6/15/22	80,000	82,289
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	100,000	100,524
		3,545,568
METALS AND MINING — 0.1%
ArcelorMittal, 5.75%, 8/5/20	100,000	99,374
Barrick North America Finance LLC, 4.40%, 5/30/21	110,000	121,975
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	216,469
Newmont Mining Corp., 6.25%, 10/1/39	150,000	181,852
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	70,000	75,197
Teck Resources Ltd., 3.15%, 1/15/17	90,000	94,307
		789,174
MULTI-UTILITIES — 0.4%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	50,000	48,401
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	127,000	144,479
Constellation Energy Group, Inc., 5.15%, 12/1/20	80,000	92,809
Consumers Energy Co., 2.85%, 5/15/22	30,000	31,417
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	238,258
Dominion Resources, Inc., 2.75%, 9/15/22	80,000	81,438
Dominion Resources, Inc., 4.90%, 8/1/41	100,000	116,034

34

Shares/ Principal Amount	Value
Duke Energy Corp., 6.30%, 2/1/14	$ 100,000	$ 106,282
Duke Energy Corp., 3.95%, 9/15/14	160,000	168,950
Edison International, 3.75%, 9/15/17	110,000	120,129
FirstEnergy Solutions Corp., 6.05%, 8/15/21	60,000	68,523
Florida Power Corp., 6.35%, 9/15/37	170,000	233,124
Florida Power Corp., 3.85%, 11/15/42	80,000	78,892
Georgia Power Co., 4.30%, 3/15/42	50,000	52,758
Nisource Finance Corp., 4.45%, 12/1/21	50,000	55,779
Nisource Finance Corp., 5.25%, 2/15/43	50,000	53,708
Northern States Power Co., 3.40%, 8/15/42	50,000	47,927
Pacific Gas & Electric Co., 5.80%, 3/1/37	55,000	69,481
Pacific Gas & Electric Co., 4.45%, 4/15/42	40,000	43,981
Progress Energy, Inc., 3.15%, 4/1/22	60,000	61,409
Public Service Company of Colorado, 4.75%, 8/15/41	40,000	46,379
Sempra Energy, 6.50%, 6/1/16	150,000	177,463
Southern California Edison Co., 5.625%, 2/1/36	100,000	129,227
Southern Power Co., 5.15%, 9/15/41	40,000	46,096
		2,312,944
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	100,000	102,224
OIL, GAS AND CONSUMABLE FUELS — 0.5%
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	138,316
Apache Corp., 2.625%, 1/15/23(3)	100,000	100,554
Apache Corp., 4.75%, 4/15/43	50,000	54,842
BP Capital Markets plc, 3.20%, 3/11/16	100,000	107,142
BP Capital Markets plc, 2.25%, 11/1/16	150,000	156,196
BP Capital Markets plc, 4.50%, 10/1/20	90,000	104,441
ConocoPhillips, 5.75%, 2/1/19	230,000	285,874
ConocoPhillips Holding Co., 6.95%, 4/15/29	60,000	85,065
Devon Energy Corp., 1.875%, 5/15/17	40,000	40,967
Devon Energy Corp., 5.60%, 7/15/41	150,000	180,820
EOG Resources, Inc., 5.625%, 6/1/19	210,000	260,277
Hess Corp., 6.00%, 1/15/40	140,000	172,465
Marathon Petroleum Corp., 3.50%, 3/1/16	40,000	42,738
Noble Energy, Inc., 4.15%, 12/15/21	80,000	87,826
Occidental Petroleum Corp., 2.70%, 2/15/23	110,000	113,978
Phillips 66, 4.30%, 4/1/22(4)	110,000	122,013
Pioneer Natural Resources Co., 3.95%, 7/15/22	80,000	85,213
Shell International Finance BV, 2.375%, 8/21/22	170,000	172,093
Shell International Finance BV, 3.625%, 8/21/42	140,000	141,681
Suncor Energy, Inc., 6.10%, 6/1/18	147,000	179,956
Suncor Energy, Inc., 6.85%, 6/1/39	40,000	54,935
Talisman Energy, Inc., 7.75%, 6/1/19	140,000	180,753
		2,868,145
PAPER AND FOREST PRODUCTS†
International Paper Co., 4.75%, 2/15/22	50,000	56,773
International Paper Co., 6.00%, 11/15/41	50,000	60,960
		117,733
PHARMACEUTICALS — 0.2%
AbbVie, Inc., 1.75%, 11/6/17(4)	110,000	111,650
AbbVie, Inc., 4.40%, 11/6/42(4)	40,000	42,493
Bristol-Myers Squibb Co., 3.25%, 8/1/42	70,000	65,810
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	230,000	241,239
Merck & Co., Inc., 2.40%, 9/15/22	110,000	111,493
Merck & Co., Inc., 3.60%, 9/15/42	20,000	20,148

35

Shares/ Principal Amount	Value
Roche Holdings, Inc., 6.00%, 3/1/19(4)		$ 70,000	$ 88,070
Roche Holdings, Inc., 7.00%, 3/1/39(4)		120,000	182,633
Sanofi, 4.00%, 3/29/21		78,000	90,083
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14		250,000	267,217
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42		40,000	42,298
			1,263,134
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Boston Properties LP, 3.85%, 2/1/23		90,000	95,790
BRE Properties, Inc., 3.375%, 1/15/23		80,000	79,890
Essex Portfolio LP, 3.625%, 8/15/22(4)		60,000	60,164
HCP, Inc., 3.75%, 2/1/16		130,000	138,222
HCP, Inc., 2.625%, 2/1/20		110,000	109,730
Health Care REIT, Inc., 3.75%, 3/15/23(3)		120,000	120,277
Simon Property Group LP, 5.10%, 6/15/15		170,000	188,035
UDR, Inc., 4.25%, 6/1/18		90,000	98,840
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15		140,000	148,098
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19		70,000	75,399
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21		40,000	44,488
WEA Finance LLC, 4.625%, 5/10/21(4)		90,000	100,601
			1,259,534
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19		160,000	191,957
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		142,000	155,532
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41		50,000	58,094
CSX Corp., 4.25%, 6/1/21		80,000	90,707
CSX Corp., 4.75%, 5/30/42		90,000	98,428
Union Pacific Corp., 4.75%, 9/15/41		120,000	137,846
			540,607
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17		302,000	350,988
Oracle Corp., 2.50%, 10/15/22		210,000	212,923
			563,911
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41		180,000	246,026
Lowe’s Cos., Inc., 4.65%, 4/15/42		130,000	145,606
			391,632
THRIFTS AND MORTGAGE FINANCE — 0.1%
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	200,000	304,130
Cie de Financement Foncier, MTN, 4.50%, 5/16/18	EUR	165,000	250,755
			554,885
TOBACCO — 0.1%
Altria Group, Inc., 2.85%, 8/9/22		210,000	208,221
Philip Morris International, Inc., 4.125%, 5/17/21		150,000	172,515
			380,736
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32		140,000	220,911
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18		300,000	415,632
Vodafone Group plc, 5.625%, 2/27/17		70,000	82,784
			719,327
TOTAL CORPORATE BONDS (Cost $45,728,645)			50,491,245
Sovereign Governments and Agencies — 6.8%
AUSTRALIA — 0.2%
Government of Australia, 6.50%, 5/15/13	AUD	445,000	471,877
Government of Australia, 5.75%, 7/15/22	AUD	220,000	280,095
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	285,000	323,969
			1,075,941

36

Shares/ Principal Amount	Value
AUSTRIA — 0.4%
Republic of Austria, 3.40%, 10/20/14(4)	EUR	450,000	$ 622,422
Republic of Austria, 4.30%, 9/15/17(4)	EUR	190,000	289,809
Republic of Austria, 4.35%, 3/15/19(4)	EUR	655,000	1,023,646
Republic of Austria, 3.90%, 7/15/20(4)	EUR	190,000	292,796
Republic of Austria, 4.15%, 3/15/37(4)	EUR	202,000	334,900
			2,563,573
BELGIUM — 0.4%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	725,000	991,494
Kingdom of Belgium, 4.00%, 3/28/18	EUR	450,000	676,447
Kingdom of Belgium, 3.75%, 9/28/20	EUR	260,000	388,185
Kingdom of Belgium, 5.00%, 3/28/35	EUR	320,000	543,729
			2,599,855
CANADA — 0.4%
Government of Canada, 5.00%, 6/1/14	CAD	490,000	522,009
Government of Canada, 1.50%, 3/1/17	CAD	300,000	305,128
Government of Canada, 3.75%, 6/1/19	CAD	280,000	322,152
Government of Canada, 5.75%, 6/1/33	CAD	345,000	546,478
Hydro-Quebec, 8.40%, 1/15/22		$77,000	111,533
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	315,000	337,451
Province of Ontario Canada, 5.45%, 4/27/16		$130,000	150,844
Province of Ontario Canada, 1.60%, 9/21/16		$90,000	93,066
			2,388,661
DENMARK — 0.3%
Kingdom of Denmark, 4.00%, 11/15/17	DKK	2,220,000	458,421
Kingdom of Denmark, 4.00%, 11/15/19	DKK	290,000	62,052
Kingdom of Denmark, 7.00%, 11/10/24	DKK	1,650,000	469,469
Kingdom of Denmark, 4.50%, 11/15/39	DKK	2,435,000	642,093
			1,632,035
FINLAND — 0.4%
Government of Finland, 3.125%, 9/15/14	EUR	460,000	631,437
Government of Finland, 3.875%, 9/15/17	EUR	455,000	684,312
Government of Finland, 4.375%, 7/4/19	EUR	104,000	164,214
Government of Finland, 3.375%, 4/15/20	EUR	345,000	518,128
Government of Finland, 4.00%, 7/4/25	EUR	380,000	607,392
			2,605,483
FRANCE — 0.3%
French Treasury Note, 2.25%, 2/25/16	EUR	645,000	891,438
Government of France, 4.00%, 4/25/14	EUR	210,000	288,082
Government of France, 3.25%, 10/25/21	EUR	120,000	174,577
Government of France, 5.50%, 4/25/29	EUR	145,000	259,514
Government of France, 4.75%, 4/25/35	EUR	185,000	310,745
			1,924,356
GERMANY — 0.5%
German Federal Republic, 2.00%, 2/26/16	EUR	510,000	704,191
German Federal Republic, 4.00%, 1/4/18	EUR	305,000	467,740
German Federal Republic, 1.75%, 7/4/22	EUR	540,000	728,837
German Federal Republic, 4.75%, 7/4/34	EUR	230,000	431,159
German Federal Republic, 4.25%, 7/4/39	EUR	275,000	502,338
			2,834,265
JAPAN — 1.6%
Government of Japan, 1.20%, 6/20/15	JPY	210,000,000	2,619,323
Government of Japan, 1.50%, 9/20/18	JPY	178,500,000	2,324,603
Government of Japan, 1.00%, 12/20/21	JPY	126,850,000	1,593,720
Government of Japan, 2.10%, 12/20/26	JPY	147,200,000	2,000,367
Government of Japan, 2.40%, 3/20/37	JPY	64,600,000	874,835
Government of Japan, 2.00%, 9/20/41	JPY	34,500,000	427,549
			9,840,397

37

Shares/ Principal Amount	Value
MULTI-NATIONAL — 0.2%
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	$ 275,968
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	225,418
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	430,326
			931,712
NETHERLANDS — 0.4%
Kingdom of Netherlands, 4.00%, 7/15/16(4)	EUR	440,000	647,342
Kingdom of Netherlands, 3.50%, 7/15/20(4)	EUR	615,000	930,767
Kingdom of Netherlands, 4.00%, 1/15/37(4)	EUR	270,000	454,198
			2,032,307
NEW ZEALAND†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	175,000	159,498
NORWAY†
Government of Norway, 4.25%, 5/19/17	NOK	930,000	183,633
SWEDEN — 0.1%
Government of Sweden, 6.75%, 5/5/14	SEK	2,400,000	391,247
Government of Sweden, 4.25%, 3/12/19	SEK	1,505,000	268,573
Government of Sweden, 3.50%, 6/1/22	SEK	650,000	115,146
			774,966
SWITZERLAND — 0.1%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	150,000	184,867
Switzerland Government Bond, 2.50%, 3/8/36	CHF	35,000	50,281
			235,148
UNITED KINGDOM — 1.5%
Government of United Kingdom, 5.00%, 9/7/14	GBP	635,000	1,101,344
Government of United Kingdom, 4.00%, 9/7/16	GBP	810,000	1,465,774
Government of United Kingdom, 4.50%, 3/7/19	GBP	535,000	1,036,953
Government of United Kingdom, 8.00%, 6/7/21	GBP	69,000	169,072
Government of United Kingdom, 3.75%, 9/7/21	GBP	710,000	1,346,320
Government of United Kingdom, 4.25%, 6/7/32	GBP	180,000	359,189
Government of United Kingdom, 4.25%, 3/7/36	GBP	905,000	1,796,443
Government of United Kingdom, 4.50%, 12/7/42	GBP	615,000	1,272,277
Government of United Kingdom, 4.25%, 12/7/55	GBP	280,000	569,908
			9,117,280
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $38,290,662)			40,899,110
Municipal Securities — 4.1%
Alameda County Industrial Development Authority (Pacific Paper Tube), VRDN, 0.22%, 12/6/12 (LOC: Wells Fargo Bank N.A.)		$ 1,875,000	1,875,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		65,000	90,324
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40		130,000	183,226
Big Bear Lake Rev., Series 1993 A, (Southwest Gas Corp.), VRDN, 0.18%, 12/5/12 (LOC: Wells Fargo Bank N.A.)		2,400,000	2,400,000
California GO, (Building Bonds), 7.30%, 10/1/39		80,000	111,063
California GO, (Building Bonds), 7.60%, 11/1/40		25,000	36,985
California Infrastructure & Economic Development Bank Rev., Series 1999 A, VRDN, 0.26%, 12/6/12 (LOC: Comerica Bank)		655,000	655,000
City of Lowell, AR Rev., (Little Rock Newspapers), VRDN, 0.23%, 12/5/12 (LOC: JPMorgan Chase Bank N.A.)		2,200,000	2,200,000
Emmaus General Authority Rev., Series 1989 B-32, (Local Government), VRDN, 0.18%, 12/5/12 (LOC: U.S. Bank N.A.)		2,100,000	2,100,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33		350,000	356,485

38

Shares/ Principal Amount	Value
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	30,000	35,123
Iowa Higher Education Loan Authority Rev., (Des Moines University Osteopathic Medical Center), VRDN, 0.19%, 12/3/12 (LOC: U.S. Bank N.A.)	610,000	610,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	65,000	85,914
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	80,000	102,653
Medford Hospital Facilities Authority Rev., (Rogue Valley Manor Project), VRDN, 0.19%, 12/3/12 (LOC: Bank of America N.A.)	2,300,000	2,300,000
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	55,000	73,834
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	100,000	149,110
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	75,000	108,913
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	40,000	54,672
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11	70,000	81,927
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	110,000	130,142
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.25%, 12/5/12 (LOC: FNMA)	820,000	820,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	93,082
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	56,242
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	215,000	216,933
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	150,000	192,630
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	180,000	226,260
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	116,460
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	75,000	94,861
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	105,000	129,934
State of Ohio Rev., Series 2012 B, 0.60%, 5/30/13	1,930,000	1,930,193
Texas GO, (Building Bonds), 5.52%, 4/1/39	125,000	167,097
Vermont Student Assistance Corp. Rev., Series 2008 B-1, (Guaranteed Student Loans), VRDN, 0.20%, 12/6/12 (LOC: Mellon Bank N.A.)	2,330,000	2,330,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	50,000	62,300
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.19%, 12/6/12 (LOC: JPMorgan Chase Bank N.A.)	2,300,000	2,300,000

39

Shares/ Principal Amount	Value
Wisconsin Health & Educational Facilities Authority Rev., (Milwaukee Institute of Art & Design), VRDN, 0.24%, 12/5/12 (LOC: Citibank N.A.)	$ 2,300,000	$ 2,300,000
TOTAL MUNICIPAL SECURITIES (Cost $24,220,481)		24,776,363
Commercial Paper(5) — 3.8%
Bank of Nova Scotia, 0.22%, 2/1/13	2,400,000	2,399,185
Catholic Health Initiatives, 0.26%, 12/3/12	2,400,000	2,400,018
Charta LLC, 0.28%, 1/22/13(4)	2,400,000	2,399,113
City of Chicago, IL, 0.25%, 2/13/13	1,700,000	1,699,133
CRC Funding LLC, 0.28%, 1/22/13(4)	2,400,000	2,399,113
Crown Point Capital Co. LLC, 0.23%, 12/3/12(4)	2,400,000	2,399,958
Govco LLC, 0.36%, 1/15/13(4)	2,400,000	2,399,353
Legacy Capital LLC, 0.23%, 12/3/12(4)	2,400,000	2,399,958
Liberty Street Funding LLC, 0.22%, 2/4/13(4)	2,400,000	2,399,006
Toyota Motor Credit Corp., 0.27%, 3/13/13	2,400,000	2,398,455
TOTAL COMMERCIAL PAPER (Cost $23,292,375)		23,293,292
Commercial Mortgage-Backed Securities(2) — 1.3%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	350,000	362,891
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/12	250,000	279,633
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/12	200,000	220,464
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(4)	325,000	336,307
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	200,000	209,912
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/1/12	475,000	500,388
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 12/1/12	150,000	149,881
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/1/12	300,000	322,080
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/1/12	452,000	481,534
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	300,000	322,586
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,025,000	1,110,031
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	300,000	325,354
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	400,000	416,578
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	600,000	624,590
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.45%, 12/11/12	250,000	266,609
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	412,299	422,300
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 12/11/12	100,000	110,601
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	50,623	51,054

40

Shares/ Principal Amount	Value
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	$ 475,000	$ 507,847
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	65,252	66,258
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	875,000	936,614
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,871,395)		8,023,512
Exchange-Traded Funds — 0.2%
iShares Russell 2000 Index Fund	51	4,188
iShares Russell 2000 Value Index Fund	1,018	74,518
iShares Russell Midcap Value Index Fund	25,148	1,239,796
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,247,712)		1,318,502
Collateralized Mortgage Obligations(2) — 0.2%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25 (Cost $943,014)	971,998	1,077,615
U.S. Government Agency Securities — 0.1%
FHLMC, 2.375%, 1/13/22	380,000	399,886
FNMA, 6.625%, 11/15/30	100,000	154,698
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $529,523)		554,584
Shares	Value
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	500	$ 12,840
INSURANCE†
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	1,109	65,674
LEISURE EQUIPMENT AND PRODUCTS†
Callaway Golf Co., Series B, 7.50%	101	10,157
MEDIA†
LodgeNet Interactive Corp., 10.00%(4)	7	302
TOBACCO†
Universal Corp., 6.75%	13	14,782
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $111,521)		103,755
Preferred Stocks†
REAL ESTATE INVESTMENT TRUSTS (REITs)†
DuPont Fabros Technology, Inc., Series A, 7.875%	332	8,894
Inland Real Estate Corp., Series A, 8.125%	236	6,254
PS Business Parks, Inc., 6.45%	219	5,845
TOTAL PREFERRED STOCKS (Cost $19,959)		20,993
Temporary Cash Investments — 2.2%
SSgA U.S. Government Money Market Fund (Cost $13,114,910)	13,114,910	13,114,910
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $528,312,995)		603,047,340
OTHER ASSETS AND LIABILITIES — 0.1%		374,484
TOTAL NET ASSETS — 100.0%		$603,421,824

41

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
94,335	CAD for AUD	Deutsche Bank	1/25/13	$94,862	$715
201,648	CHF for EUR	UBS AG	1/25/13	217,769	1,548
325,475	DKK for EUR	UBS AG	1/25/13	56,803	1,230
19,472,000	JPY for EUR	HSBC Holdings plc	1/25/13	236,341	(8,237)
28,842,000	JPY for EUR	UBS AG	1/25/13	350,068	(1,235)
412,125	SEK for NOK	Deutsche Bank	1/25/13	61,854	1,151
202,714	AUD for USD	Westpac Group	1/25/13	210,696	3,115
6,000	AUD for USD	Westpac Group	1/25/13	6,236	53
1,000	AUD for USD	Westpac Group	1/25/13	1,039	13
297,943	CAD for USD	Barclays Bank plc	1/25/13	299,608	327
10,000	CAD for USD	Westpac Group	1/25/13	10,056	96
2,000	CHF for USD	HSBC Holdings plc	1/25/13	2,160	34
85,593	CHF for USD	UBS AG	1/25/13	92,436	(100)
4,789,000	CZK for USD	Deutsche Bank	1/25/13	246,855	(4,685)
45,000	DKK for USD	HSBC Holdings plc	1/25/13	7,854	129
4,749,984	DKK for USD	UBS AG	1/25/13	828,977	(4,829)
41,000	EUR for USD	HSBC Holdings plc	1/25/13	53,351	876
21,774	EUR for USD	UBS AG	12/31/12	28,326	163
2,659	EUR for USD	UBS AG	12/31/12	3,459	10
8,000	GBP for USD	HSBC Holdings plc	1/25/13	12,816	125
129,000	HKD for USD	Westpac Group	1/25/13	16,646	(2)
6,810,000	JPY for USD	Deutsche Bank	1/25/13	82,656	(590)
1,934,000	JPY for USD	HSBC Holdings plc	1/25/13	23,474	(388)
116,487,161	JPY for USD	UBS AG	1/25/13	1,413,857	(46,815)
2,144,982,999	KRW for USD	HSBC Holdings plc	1/25/13	1,975,971	43,728
1,795,936	NOK for USD	Deutsche Bank	1/25/13	316,443	957
100,000	NOK for USD	UBS AG	1/25/13	17,620	216
155,347	NZD for USD	Westpac Group	1/25/13	127,101	806
2,000	NZD for USD	Westpac Group	1/25/13	1,636	23
19,000	SEK for USD	UBS AG	1/25/13	2,852	43
401,000	SGD for USD	HSBC Holdings plc	1/25/13	328,524	239
				$7,128,346	$(11,284)
(Value on Settlement Date $7,139,630)

42

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
91,000	AUD for CAD	Deutsche Bank	1/25/13	$94,583	$(436)
167,228	EUR for CHF	UBS AG	1/25/13	217,605	(1,383)
43,672	EUR for DKK	UBS AG	1/25/13	56,829	(1,256)
188,020	EUR for JPY	HSBC Holdings plc	1/25/13	244,661	(83)
268,907	EUR for JPY	UBS AG	1/25/13	349,914	1,389
350,000	NOK for SEK	Deutsche Bank	1/25/13	61,670	(967)
12,000	AUD for USD	UBS AG	1/25/13	12,473	15
1,068,595	CAD for USD	UBS AG	12/31/12	1,075,142	2,374
8,000	CAD for USD	Westpac Group	1/25/13	8,045	(9)
18,000	CAD for USD	Westpac Group	1/25/13	18,101	(30)
3,000	CHF for USD	Barclays Bank plc	1/25/13	3,240	(16)
8,759	CHF for USD	Credit Suisse AG	12/31/12	9,456	(4)
285,083	CHF for USD	Credit Suisse AG	12/31/12	307,763	(1,086)
1,000	CHF for USD	UBS AG	1/25/13	1,080	(14)
285,000	DKK for USD	UBS AG	1/25/13	49,739	(595)
2,000	EUR for USD	Barclays Bank plc	1/25/13	2,602	(14)
79,000	EUR for USD	HSBC Holdings plc	1/25/13	102,799	(1,632)
104,346	EUR for USD	UBS AG	12/31/12	135,747	(399)
269,091	EUR for USD	UBS AG	12/31/12	350,070	(1,029)
138,000	EUR for USD	UBS AG	1/25/13	179,572	(2,176)
790,463	EUR for USD	UBS AG	12/31/12	1,028,340	(3,023)
285,120	GBP for USD	Barclays Bank plc	1/25/13	456,755	(378)
114,742	GBP for USD	Credit Suisse AG	12/31/12	183,828	314
4,975	GBP for USD	Credit Suisse AG	12/31/12	7,971	(6)
38,000	GBP for USD	UBS AG	1/25/13	60,875	31
24,000	GBP for USD	UBS AG	1/25/13	38,447	1
6,066,000	JPY for USD	HSBC Holdings plc	1/25/13	73,626	590
3,907,000	JPY for USD	Westpac Group	1/25/13	47,421	1,166
19,000	JPY for USD	Westpac Group	1/25/13	231	1
141,666,999	KRW for USD	HSBC Holdings plc	1/25/13	130,504	(362)
103,508,995	KRW for USD	HSBC Holdings plc	1/25/13	95,353	(1,301)
1,000	NOK for USD	UBS AG	1/25/13	176	(3)
32,000	NOK for USD	UBS AG	1/25/13	5,638	(28)
3,000	NZD for USD	UBS AG	1/25/13	2,455	(1)
2,000	NZD for USD	Westpac Group	1/25/13	1,636	8
3,022,833	SEK for USD	Deutsche Bank	1/25/13	453,684	3,331
6,000	SEK for USD	UBS AG	1/25/13	900	(6)
17,000	SEK for USD	UBS AG	1/25/13	2,551	(12)
				$5,871,482	$(7,029)
(Value on Settlement Date $5,864,453)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
1	S&P 500 E-Mini	December 2012	$70,720	$701

43

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
BB-UBS = Barclays Bank PLC - UBS Real Estate Securities, Inc.
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
HKD = Hong Kong Dollar
JPY = Japanese Yen
KRW = South Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
LOC = Letter of Credit
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	Final maturity date indicated, unless otherwise noted.
(3)	When-issued security.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $25,505,595, which represented 4.2% of total net assets.

(5)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

44

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $528,312,995)	$603,047,340
Foreign currency holdings, at value (cost of $1,214,629)	1,273,167
Deposits with broker for futures contracts	3,500
Receivable for investments sold	7,116,149
Receivable for capital shares sold	413,512
Receivable for variation margin on futures contracts	1,311
Unrealized gain on forward foreign currency exchange contracts	64,817
Dividends and interest receivable	2,566,751
614,486,547

Liabilities
Disbursements in excess of demand deposit cash	491,042
Payable for investments purchased	4,024,136
Payable for capital shares redeemed	5,898,218
Payable for variation margin on futures contracts	610
Unrealized loss on forward foreign currency exchange contracts	83,130
Accrued management fees	481,625
Distribution and service fees payable	85,962
11,064,723

Net Assets	$603,421,824

Net Assets Consist of:
Capital (par value and paid-in surplus)	$516,554,116
Undistributed net investment income	1,751,545
Undistributed net realized gain	10,316,042
Net unrealized appreciation	74,800,121
$603,421,824

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$253,749,934	42,676,473	$5.95
Institutional Class, $0.01 Par Value	$60,090,369	10,098,803	$5.95
A Class, $0.01 Par Value	$236,226,001	39,751,929	$5.94*
B Class, $0.01 Par Value	$3,533,314	595,428	$5.93
C Class, $0.01 Par Value	$35,998,050	6,064,941	$5.94
R Class, $0.01 Par Value	$13,824,156	2,327,676	$5.94
*Maximum offering price $6.30 (net asset value divided by 0.9425).

See Notes to Financial Statements.

45

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Interest	$8,098,700
Dividends (net of foreign taxes withheld of $105,215)	6,373,861
14,472,561

Expenses:
Management fees	5,749,306
Distribution and service fees:
A Class	571,225
B Class	39,119
C Class	340,899
R Class	65,202
Directors’ fees and expenses	31,691
Other expenses	1,692
6,799,134

Net investment income (loss)	7,673,427

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,824,009
Futures contract transactions	44,013
Foreign currency transactions	(75,142)
23,792,880

Change in net unrealized appreciation (depreciation) on:
Investments	21,835,301
Futures contracts	(2,971)
Translation of assets and liabilities in foreign currencies	153,229
21,985,559

Net realized and unrealized gain (loss)	45,778,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,451,866

See Notes to Financial Statements.

46

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$7,673,427	$8,838,716
Net realized gain (loss)	23,792,880	28,331,941
Change in net unrealized appreciation (depreciation)	21,985,559	(6,581,700)
Net increase (decrease) in net assets resulting from operations	53,451,866	30,588,957

Distributions to Shareholders
From net investment income:
Investor Class	(3,499,823)	(4,038,387)
Institutional Class	(1,112,240)	(1,166,210)
A Class	(2,699,604)	(3,188,602)
B Class	(19,678)	(32,815)
C Class	(165,011)	(227,764)
R Class	(120,092)	(141,452)
From net realized gains:
Investor Class	(4,089,562)	—
Institutional Class	(1,143,489)	—
A Class	(3,827,936)	—
B Class	(71,617)	—
C Class	(568,435)	—
R Class	(201,878)	—
Decrease in net assets from distributions	(17,519,365)	(8,795,230)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	12,676,511	(12,947,128)

Net increase (decrease) in net assets	48,609,012	8,846,599

Net Assets
Beginning of period	554,812,812	545,966,213
End of period	$603,421,824	$554,812,812

Undistributed net investment income	$1,751,545	$1,870,644

See Notes to Financial Statements.

47

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its asset mix. The fund pursues its objective by diversifying its assets among various classes of investments such as equity securities, bonds and money market instruments.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

48

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical

49

merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

50

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $426,296,482, of which $148,246,213 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 totaled $414,572,539, of which $129,433,625 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		325,000,000
Sold	8,918,863	$51,447,061	8,151,232	$45,613,375
Issued in reinvestment of distributions	1,326,550	7,410,867	704,932	3,922,199
Redeemed	(8,645,780)	(49,826,673)	(10,485,410)	(58,842,272)
	1,599,633	9,031,255	(1,629,246)	(9,306,698)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	3,722,359	21,498,848	3,394,724	19,004,193
Issued in reinvestment of distributions	399,808	2,239,689	207,720	1,155,997
Redeemed	(5,464,107)	(31,930,425)	(2,798,119)	(15,636,116)
	(1,341,940)	(8,191,888)	804,325	4,524,074
A Class/Shares Authorized	200,000,000		200,000,000
Sold	10,587,669	61,004,128	10,459,603	58,424,464
Issued in reinvestment of distributions	1,130,227	6,299,774	561,824	3,126,472
Redeemed	(10,041,740)	(57,980,455)	(12,474,355)	(69,902,184)
	1,676,156	9,323,447	(1,452,928)	(8,351,248)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	24,315	139,505	48,135	266,758
Issued in reinvestment of distributions	15,420	85,054	5,364	29,921
Redeemed	(188,764)	(1,090,491)	(192,403)	(1,074,633)
	(149,029)	(865,932)	(138,904)	(777,954)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,376,160	7,958,375	1,578,671	8,828,237
Issued in reinvestment of distributions	119,319	658,529	35,769	199,655
Redeemed	(1,190,570)	(6,881,195)	(1,305,861)	(7,297,500)
	304,909	1,735,709	308,579	1,730,392
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,236,841	7,146,424	954,141	5,359,491
Issued in reinvestment of distributions	57,826	321,716	25,348	141,060
Redeemed	(999,423)	(5,824,220)	(1,117,482)	(6,266,245)
	295,244	1,643,920	(137,993)	(765,694)
Net increase (decrease)	2,384,973	$12,676,511	(2,246,167)	$(12,947,128)

51

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$225,762,336	—	—
Foreign Common Stocks	3,981,245	$38,806,698	—
U.S. Treasury Securities	—	115,869,609	—
U.S. Government Agency Mortgage-Backed Securities	—	54,953,571	—
Corporate Bonds	—	50,491,245	—
Sovereign Governments and Agencies	—	40,899,110	—
Municipal Securities	—	24,776,363	—
Commercial Paper	—	23,293,292	—
Commercial Mortgage-Backed Securities	—	8,023,512	—
Exchange-Traded Funds	1,318,502	—	—
Collateralized Mortgage Obligations	—	1,077,615	—
U.S. Government Agency Securities	—	554,584	—
Convertible Preferred Stocks	—	103,755	—
Preferred Stocks	—	20,993	—
Temporary Cash Investments	13,114,910	—	—
Total Value of Investment Securities	$244,176,993	$358,870,347	—

Other Financial Instruments
Futures Contracts	$701	—	—
Forward Foreign Currency Exchange Contracts	—	$(18,313)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$701	$(18,313)	—

52

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

53

Value of Derivative Instruments as of November 30, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$ 1,311	Payable for variation margin on futures contracts*	$ 610
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	64,817	Unrealized loss on forward foreign currency exchange contracts	83,130
		$66,128		$83,740
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 44,013	Change in net unrealized appreciation (depreciation) on futures contracts	$(2,971)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(72,791)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	76,310
		$(28,778)		$73,339

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 18, 2012, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 17, 2012 of $0.1899 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

On December 26, 2012, the fund declared and paid the following per-share distributions from next investment income to shareholders of record on December 24, 2012:

Investor	Institutional	A	B	C	R
$0.0285	$0.0316	$0.0246	$0.0128	$0.0128	$0.0207

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$7,589,119	$8,795,230
Long-term capital gains	$9,930,246	—

54

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$538,671,418
Gross tax appreciation of investments	$67,261,415
Gross tax depreciation of investments	(2,885,493)
Net tax appreciation (depreciation) of investments	$64,375,922
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 79,113
Other book-to-tax adjustments	(352,761)
Net tax appreciation (depreciation)	$64,102,274
Undistributed ordinary income	$4,784,649
Accumulated long-term gains	$17,980,785

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

55

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.60	0.08	0.45	0.53	(0.08)	(0.10)	(0.18)	$5.95	9.75%	1.00%	1.44%	76%	$253,750
2011	$5.39	0.10	0.21	0.31	(0.10)	—	(0.10)	$5.60	5.71%	1.00%	1.73%	78%	$229,957
2010	$5.13	0.09	0.26	0.35	(0.09)	—	(0.09)	$5.39	6.85%	1.00%	1.68%	74%	$230,058
2009	$4.47	0.10	0.66	0.76	(0.10)	—	(0.10)	$5.13	17.18%	1.00%	2.19%	128%	$224,600
2008	$5.98	0.14	(1.13)	(0.99)	(0.15)	(0.37)	(0.52)	$4.47	(17.93)%	0.99%	2.58%	168%	$190,824
Institutional Class
2012	$5.60	0.09	0.45	0.54	(0.09)	(0.10)	(0.19)	$5.95	9.97%	0.80%	1.64%	76%	$60,090
2011	$5.39	0.11	0.21	0.32	(0.11)	—	(0.11)	$5.60	5.92%	0.80%	1.93%	78%	$64,086
2010	$5.13	0.10	0.26	0.36	(0.10)	—	(0.10)	$5.39	7.06%	0.80%	1.88%	74%	$57,330
2009	$4.47	0.11	0.66	0.77	(0.11)	—	(0.11)	$5.13	17.41%	0.80%	2.39%	128%	$126,394
2008	$5.98	0.15	(1.13)	(0.98)	(0.16)	(0.37)	(0.53)	$4.47	(17.76)%	0.79%	2.78%	168%	$120,336
A Class(3)
2012	$5.60	0.07	0.44	0.51	(0.07)	(0.10)	(0.17)	$5.94	9.30%	1.25%	1.19%	76%	$236,226
2011	$5.38	0.08	0.22	0.30	(0.08)	—	(0.08)	$5.60	5.64%	1.25%	1.48%	78%	$213,039
2010	$5.13	0.07	0.25	0.32	(0.07)	—	(0.07)	$5.38	6.38%	1.25%	1.43%	74%	$212,820
2009	$4.47	0.09	0.65	0.74	(0.08)	—	(0.08)	$5.13	16.89%	1.25%	1.94%	128%	$214,683
2008	$5.98	0.12	(1.12)	(1.00)	(0.14)	(0.37)	(0.51)	$4.47	(18.13)%	1.24%	2.33%	168%	$186,277

56

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$5.59	0.03	0.44	0.47	(0.03)	(0.10)	(0.13)	$5.93	8.54%	2.00%	0.44%	76%	$3,533
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.67%	2.00%	0.73%	78%	$4,162
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$4,752
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$5,381
2008	$5.97	0.08	(1.12)	(1.04)	(0.10)	(0.37)	(0.47)	$4.46	(18.79)%	1.99%	1.58%	168%	$3,970
C Class
2012	$5.59	0.03	0.45	0.48	(0.03)	(0.10)	(0.13)	$5.94	8.73%	2.00%	0.44%	76%	$35,998
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.66%	2.00%	0.73%	78%	$32,205
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$29,329
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$29,468
2008	$5.97	0.08	(1.12)	(1.04)	(0.10)	(0.37)	(0.47)	$4.46	(18.79)%	1.99%	1.58%	168%	$18,626
R Class
2012	$5.59	0.05	0.45	0.50	(0.05)	(0.10)	(0.15)	$5.94	9.22%	1.50%	0.94%	76%	$13,824
2011	$5.38	0.07	0.21	0.28	(0.07)	—	(0.07)	$5.59	5.19%	1.50%	1.23%	78%	$11,364
2010	$5.12	0.06	0.26	0.32	(0.06)	—	(0.06)	$5.38	6.32%	1.50%	1.18%	74%	$11,677
2009	$4.46	0.08	0.65	0.73	(0.07)	—	(0.07)	$5.12	16.63%	1.50%	1.69%	128%	$7,718
2008	$5.97	0.11	(1.13)	(1.02)	(0.12)	(0.37)	(0.49)	$4.46	(18.38)%	1.49%	2.08%	168%	$2,052

57

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

58

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

59

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

60

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

61

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

62

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

63

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time

64

horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

65

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

66

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

67

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $4,595,225, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,930,246, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2012.

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Notes

70

Notes

71

Notes

72

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76982   1301

ANNUAL REPORT          NOVEMBER 30, 2012

Global Allocation Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Management	29
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 10 months from the fund’s inception on January 31, 2012, to November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable 10-Month Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 10-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 10.02% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 7.93%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 1.80% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.46%. Related global bond indices also returned in roughly the low-to-mid single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during 2012, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Central Bank Action Fueled Stock Investor Optimism

Despite weaker global economic growth and mounting sovereign debt problems, U.S. and developed foreign stock benchmarks advanced modestly for the 10-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on unprecedented central bank intervention in Europe, the United States, Japan, and China, which helped keep stocks and other riskier assets in favor.

Overall, developed market stocks sharply outpaced their counterparts in the emerging markets. Slowing economic growth rates, particularly in China and Latin America, and the impact of weaker global growth stifled stock market performance in many developing markets. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Demand for Yield Pushed Bond Returns Higher

U.S. and non-U.S. bonds also gained ground during the period. In the U.S., strong performance from investment-grade corporate bonds, which outpaced Treasuries and mortgage-backed securities, helped push the broad bond market average higher. High-yield corporate bonds performed even better, outpacing investment-grade bonds and the broad stock market averages, as investor demand for yield was robust and credit fundamentals remained solid.

In the international market, European bond markets generated the best returns, led by Spain and Italy, which benefited the most from the European Central Bank’s actions. Bond markets in the U.K. and Asia posted positive but more modest returns. Similar to the U.S. market, non-government bonds outpaced government securities, reflecting greater demand for higher-yielding investments.

Alternative Assets Mixed

Alternative investments posted mixed results for the period. Attractive valuations and accommodative central bank policies around the world helped lift global real estate stocks. Meanwhile, commodity-related investments were generally flat, with gold and other metal prices declining slightly and energy prices finishing the 10-month period close to where they were at the beginning of the period.

Market Returns
From January 31, 2012 through November 30, 2012*
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	9.87%	Barclays U.S. Aggregate Bond Index	3.46%
Russell Midcap Index	8.14%	Barclays U.S. Corporate High-Yield Bond Index	10.66%
Russell 2000 Index (small-cap)	4.93%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1-3 Month Treasury Bill Index	0.07%
MSCI EAFE Index	7.93%
MSCI Emerging Markets Index	1.23%

*	Total returns for periods less than one year are not annualized.

4

Performance

Total Returns as of November 30, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class(2)	AGAVX	6.40%	1/31/12
Blended index(3)	—	5.60%	—
MSCI All Country World Investable Market Index	—	7.13%	—
Barclays Global Aggregate Bond Index	—	2.94%	—
Institutional Class(2)	AGANX	6.60%	1/31/12
A Class(2) No sales charge* With sales charge*	AGAEX	6.20% 0.09%	1/31/12
C Class(2) No sales charge* With sales charge*	AGAGX	5.50% 4.50%	1/31/12
R Class(2)	AGAFX	6.00%	1/31/12

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Returns would have been lower if a portion of the management fee had not been waived.
(3)
The blended index combines monthly returns of two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index and the remaining 40% is represented by the Barclays Global Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, lower-rated securities are subject to greater credit risk, default risk and liquidity risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Commodity-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012

*	From 1/31/12, the Investor Class’s inception date. Not annualized. Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.25%	2.05%	2.50%	3.25%	2.75%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, lower-rated securities are subject to greater credit risk, default risk and liquidity risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Commodity-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Scott Wilson

Performance Summary

Global Allocation returned 6.40%* from its inception on January 31, 2012 to November 30, 2012. The fund’s return reflected positive performance for the asset classes represented in the portfolio, including global stocks and bonds, alternative investments, and cash-equivalent securities.

Allocation Strategy

Strategic asset allocation in a global environment is a crucially important component of portfolio construction. We believe that our strategic allocation provides a truly global, diverse opportunity set with the potential of higher returns and lower downside risk. Although the fund is not required to allocate its assets in any fixed proportion, during the period the fund’s strategic asset target was 41% stocks, 27% bonds, 25% alternative investments (including real estate- and commodity-related investments), and 7% cash-equivalent securities. To gain exposure to various asset classes, the fund invested in exchange traded funds, as well as other American Century mutual funds.

We made tactical changes around those long-term, strategic weightings when indicated by our independent, quantitative models and our fundamental insights. As a result, the fund’s actual asset weightings varied over time as we made modest tactical adjustments relative to the strategic target when our quantitative process and fundamental analysis pointed to an exploitable opportunity.

For much of the period the fund was neutrally positioned in both stocks and bonds, at a high level, relative to its long-term strategic asset weightings. The lack of clarity on the global economic environment and unsupportive technical indicators were key factors informing our allocation decision to remain broadly neutral. Midway through the period, we made a tactical shift to overweight stocks as equity market valuations and earnings yields became increasingly attractive relative to other asset classes.

Within the equity allocation, we favored domestic large-cap growth exposure over large-cap value. And in the fixed-income slice we preferred an allocation to U.S. corporate high-yield over investment-grade investments. In the alternatives arena, the fund was overweight in real estate investment trusts (REITs) relative to cash, and briefly employed a small allocation to an exchange-traded fund that tracks medium-term VIX futures (to hedge equity market volatility). There were also tactical overweights to technology and telecommunications stocks during the period to capture shorter-term opportunities.

Stock Portion Advanced

The equity portion of Global Allocation generated solid gains for the period. Overall, developed market stocks sharply outpaced their counterparts in the emerging markets, and the U.S. outperformed its international peers. In the U.S., large-cap outperformed small- and mid-cap equities, while value generally outperformed growth-oriented shares.

*
All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived.

7

Our tactical overweight position in U.S. large-cap growth holdings and corresponding underweight in large-cap value detracted slightly, as value stocks outperformed growth shares over the period. Our market cap allocation remained broadly neutral.

Bond Component Also Gained Ground

The fund’s fixed-income allocation also contributed to returns during the period. Both U.S. and non-U.S. bonds turned in solid returns, with non-government bonds outpacing sovereign bonds. High-yield was among the best-performing sectors within the bond market. As a result, our overweight allocation to high-yield investments was beneficial, as the sector outperformed all other domestic taxable fixed-income market segments.

Within investment-grade bonds, some of our sector allocation decisions added value during the period. These included an underweight position in Treasuries and an overweight to credit-sensitive corporate bonds and mortgage-backed securities. These higher-yielding securities benefited from strong investor demand in a low interest rate environment.

The fund remained neutral with respect to both our yield curve positioning (the yield curve is a graphic representation of bond yields at different maturities), as well as our duration (a measure of bond price sensitivity to interest rate changes). Heightened uncertainty in the global financial markets and mixed domestic economic fundamentals mean predicting the direction and magnitude of interest rate changes is extremely difficult, leading us to maintain this neutral posture.

The fund also had exposure to Treasury inflation-protected securities (TIPS) in place of nominal Treasuries. We believe the unprecedented monetary stimulus coursing through the economy is likely to lead to higher inflation down the road. Our allocation to TIPS contributed favorably to performance.

Alternatives Were Mixed

Among the top-performing segments of the fund was our overweight to REITs, which benefited from improvement in the real estate sector and strong demand for dividend yield. Our underweight to cash was also beneficial in a period when cash-equivalent yields stood at record lows. Using the cash allocation to fund an active foreign currency overlay added value to the fund. On the other hand, our short-term volatility hedging trade detracted modestly from results as equity markets rose during the period that the fund had exposure to VIX futures.

Outlook

As 2013 approaches, the most important factor that is likely to impact the stock and bond markets in the near term is uncertainty—about the global economic outlook, the U.S. “fiscal cliff,” the likelihood of continued recovery in the housing sector, the sovereign debt situation in Europe, and the pace of growth in emerging economies. Consequently, we expect to see continued financial market volatility in the coming year. We believe that our disciplined, broadly-diversified investment approach is well-suited to periods of elevated risk and uncertainty. Because we adhere to our disciplined process regardless of the market environment, we believe we are able to capitalize on opportunities presented by market volatility in pursuing risk-adjusted returns for our investors.

8

Fund Characteristics

NOVEMBER 30, 2012
Types of Investments in Portfolio	% of net assets
International Equity Funds	37.6%
Domestic Equity Funds	17.4%
Domestic Fixed Income Funds	13.9%
International Fixed Income Funds	12.9%
Exchange-Traded Funds	11.9%
Cash and Equivalents*	6.3%**
*Includes temporary cash investments and other assets and liabilities. **Amount relates primarily to repurchase agreements maturing after period end.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12		Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 6/1/12 – 11/30/12	Effective Annualized Expense Ratio(2)
Actual
Investor Class (after waiver)	$1,000	$1,096.90		$1.83	0.35%	$6.29	1.20%
Investor Class (before waiver)	$1,000	$1,096.90	(3)	$7.13	1.36%	$11.59	2.21%
Institutional Class (after waiver)	$1,000	$1,099.00		$0.79	0.15%	$5.25	1.00%
Institutional Class (before waiver)	$1,000	$1,099.00	(3)	$6.09	1.16%	$10.55	2.01%
A Class (after waiver)	$1,000	$1,096.00		$3.14	0.60%	$7.60	1.45%
A Class (before waiver)	$1,000	$1,096.00	(3)	$8.44	1.61%	$12.89	2.46%
C Class (after waiver)	$1,000	$1,092.10		$7.06	1.35%	$11.51	2.20%
C Class (before waiver)	$1,000	$1,092.10	(3)	$12.34	2.36%	$16.79	3.21%
R Class (after waiver)	$1,000	$1,095.00		$4.45	0.85%	$8.90	1.70%
R Class (before waiver)	$1,000	$1,095.00	(3)	$9.74	1.86%	$14.19	2.71%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.25		$1.77	0.35%	$6.06	1.20%
Investor Class (before waiver)	$1,000	$1,018.20		$6.86	1.36%	$11.13	2.21%
Institutional Class (after waiver)	$1,000	$1,024.25		$0.76	0.15%	$5.05	1.00%
Institutional Class (before waiver)	$1,000	$1,019.20		$5.86	1.16%	$10.13	2.01%
A Class (after waiver)	$1,000	$1,022.00		$3.03	0.60%	$7.31	1.45%
A Class (before waiver)	$1,000	$1,016.95		$8.12	1.61%	$12.38	2.46%
C Class (after waiver)	$1,000	$1,018.25		$6.81	1.35%	$11.08	2.20%
C Class (before waiver)	$1,000	$1,013.20		$11.88	2.36%	$16.12	3.21%
R Class (after waiver)	$1,000	$1,020.75		$4.29	0.85%	$8.57	1.70%
R Class (before waiver)	$1,000	$1,015.70		$9.37	1.86%	$13.63	2.71%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Mutual Funds(1) — 81.8%
INTERNATIONAL EQUITY FUNDS — 37.6%
Emerging Markets Fund Institutional Class	235,144	$ 2,012,832
Global Gold Fund Institutional Class	46,544	868,516
Global Real Estate Fund Institutional Class	364,971	4,025,632
International Growth Fund Institutional Class	590,287	6,628,926
		13,535,906
DOMESTIC EQUITY FUNDS — 17.4%
Core Equity Plus Fund Institutional Class	188,396	2,168,440
Heritage Fund Institutional Class(2)	19,263	446,720
Large Company Value Fund Institutional Class	128,584	801,078
Mid Cap Value Fund Institutional Class	34,299	451,721
Select Fund Institutional Class	33,960	1,516,661
Small Company Fund Institutional Class	105,218	900,662
		6,285,282
DOMESTIC FIXED INCOME FUNDS — 13.9%
Diversified Bond Fund Institutional Class	252,723	2,853,238
High-Yield Fund Institutional Class	346,859	2,160,932
		5,014,170
INTERNATIONAL FIXED INCOME FUNDS — 12.9%
International Bond Fund Institutional Class	315,865	4,649,534
TOTAL MUTUAL FUNDS (Cost $28,748,186)		29,484,892
Exchange-Traded Funds(2) — 11.9%
iShares S&P GSCI Commodity Indexed Trust	78,002	2,570,946
PowerShares DB Agriculture Fund	29,438	849,286
SPDR Gold Shares	2,596	431,066
Sprott Physical Gold Trust	29,430	432,327
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,293,188)		4,283,625
Temporary Cash Investments — 7.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations,
1.25% – 2.125%, 4/15/14 – 12/31/15, valued at $1,317,471), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $1,290,884)
		$ 1,290,865
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $1,316,882), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $1,290,883)		1,290,865
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $217,666), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $213,312)		213,309
SSgA U.S. Government Money Market Fund	12	12
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,795,051)		2,795,051
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $35,836,425)		36,563,568
OTHER ASSETS AND LIABILITIES — (1.5)%		(536,806)
TOTAL NET ASSETS — 100.0%		$36,026,762

12

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,818	CAD for AUD	Deutsche Bank	1/25/13	$11,884	$90
5,800	NOK for SEK	Deutsche Bank	1/25/13	1,022	17
400	AUD for USD	UBS AG	1/25/13	416	(1)
11,100	AUD for USD	Westpac Group	1/25/13	11,537	171
3,800	AUD for USD	Westpac Group	1/25/13	3,949	33
17,500	CAD for USD	Barclays Bank plc	1/25/13	17,598	19
12,000	CAD for USD	Westpac Group	1/25/13	12,067	116
5,700	CAD for USD	Westpac Group	1/25/13	5,732	9
6,300	CAD for USD	Westpac Group	1/25/13	6,335	7
600	CHF for USD	Barclays Bank plc	1/25/13	648	3
1,300	CHF for USD	HSBC Holdings plc	1/25/13	1,404	22
1,200	CHF for USD	UBS AG	1/25/13	1,296	17
3,200	CHF for USD	UBS AG	1/25/13	3,456	(4)
623,900	JPY for USD	Deutsche Bank	1/25/13	7,572	(54)
1,000,000	KRW for USD	HSBC Holdings plc	1/25/13	921	20
171,900	NOK for USD	Deutsche Bank	1/25/13	30,289	92
61,900	NOK for USD	UBS AG	1/25/13	10,907	134
29,000	NOK for USD	UBS AG	1/25/13	5,110	26
3,400	NOK for USD	UBS AG	1/25/13	599	9
800	NZD for USD	UBS AG	1/25/13	654	—
4,000	NZD for USD	Westpac Group	1/25/13	3,273	21
1,700	NZD for USD	Westpac Group	1/25/13	1,391	20
1,300	NZD for USD	Westpac Group	1/25/13	1,064	(5)
44,900	SEK for USD	UBS AG	1/25/13	6,739	102
				$145,863	$864
(Value on Settlement Date $144,999)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,400	AUD for CAD	Deutsche Bank	1/25/13	$11,849	$(55)
6,830	SEK for NOK	Deutsche Bank	1/25/13	1,025	(20)
2,500	EUR for USD	Barclays Bank plc	1/25/13	3,253	(18)
11,951	EUR for USD	HSBC Holdings plc	1/25/13	15,551	69
4,900	EUR for USD	HSBC Holdings plc	1/25/13	6,376	(105)
4,200	EUR for USD	UBS AG	1/25/13	5,465	(66)
5,400	GBP for USD	Barclays Bank plc	1/25/13	8,651	(7)
2,200	GBP for USD	HSBC Holdings plc	1/25/13	3,524	(34)
1,800	GBP for USD	UBS AG	1/25/13	2,884	1
1,200	GBP for USD	UBS AG	1/25/13	1,922	—
1,247,500	JPY for USD	HSBC Holdings plc	1/25/13	15,142	250
2,952,600	JPY for USD	UBS AG	1/25/13	35,837	1,187
1,082,800	JPY for USD	Westpac Group	1/25/13	13,142	323
770,600	JPY for USD	Westpac Group	1/25/13	9,353	22
81,646	SEK for USD	Deutsche Bank	1/25/13	12,254	90
8,600	SEK for USD	UBS AG	1/25/13	1,291	(6)
29,100	SEK for USD	UBS AG	1/25/13	4,368	(29)
				$151,887	$1,602
(Value on Settlement Date $153,489)

13

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DB = Deutsche Bank
EUR = Euro
GBP = British Pound
GSCI = Goldman Sachs Commodities Index
JPY = Japanese Yen
KRW = South Korea Won
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities – affiliated, at value (cost of $28,748,186)	$29,484,892
Investment securities – unaffiliated, at value (cost of $7,088,239)	7,078,676
Total investments securities, at value (cost of $35,836,425)	36,563,568
Cash	10,353
Receivable for capital shares sold	469,882
Unrealized gain on forward foreign currency exchange contracts	2,870
Dividends and interest receivable	14,771
37,061,444

Liabilities
Payable for investments purchased	1,018,457
Payable for capital shares redeemed	2,592
Unrealized loss on forward foreign currency exchange contracts	404
Accrued management fees	7,385
Distribution and service fees payable	5,844
1,034,682

Net Assets	$36,026,762

Net Assets Consist of:
Capital (par value and paid-in surplus)	$35,279,433
Undistributed net investment income	48,006
Accumulated net realized loss	(30,286)
Net unrealized appreciation	729,609
$36,026,762

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$9,565,887	898,612	$10.65
Institutional Class, $0.01 Par Value	$1,893,500	177,608	$10.66
A Class, $0.01 Par Value	$19,311,471	1,818,396	$10.62*
C Class, $0.01 Par Value	$4,725,931	447,760	$10.55
R Class, $0.01 Par Value	$529,973	50,000	$10.60
*Maximum offering price $11.27 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2012(1)
Investment Income (Loss)
Income:
Dividends (including $88,560 from affiliates)	$88,560
Interest	614
89,174

Expenses:
Management fees	114,168
Distribution and service fees:
A Class	7,522
C Class	8,490
R Class	2,122
Directors’ fees and expenses	347
132,649
Fees waived	(87,169)
45,480

Net investment income (loss)	43,694

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(2,457) from affiliates)	(30,286)
Foreign currency transactions	1,665
(28,621)

Change in net unrealized appreciation (depreciation) on:
Investments	727,143
Translation of assets and liabilities in foreign currencies	2,466
729,609

Net realized and unrealized gain (loss)	700,988

Net Increase (Decrease) in Net Assets Resulting from Operations	$744,682

(1)	January 31, 2012 (fund inception) through November 30, 2012.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,694
Net realized gain (loss)	(28,621)
Change in net unrealized appreciation (depreciation)	729,609
Net increase (decrease) in net assets resulting from operations	744,682

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	35,282,080

Net increase (decrease) in net assets	36,026,762

Net Assets
End of period	$36,026,762

Undistributed net investment income	$48,006

(1)	January 31, 2012 (fund inception) through November 30, 2012.

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments in such varying combinations as permitted under the 1940 Act or any regulations or exemptive relief thereunder. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (underlying funds). The fund is diversified as defined under the 1940 Act. The fund will assume the risks associated with the underlying funds. The fund’s investment objective is to seek total return (capital appreciation plus dividend and interest income). The fund pursues its objective by using an asset allocation strategy that diversifies investments directly or indirectly among a broad range of global asset classes, including equity securities, debt securities, commodity-related investments and real estate-related investments. The fund also may invest in other alternative asset classes, such as currencies or volatility indices.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on January 31, 2012, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

18

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income and short-term capital gain distributions are recorded on the ex-dividend date as dividend income. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Expenses — The expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the underlying funds.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.36% for the Investor Class, A Class, C Class and R Class and 1.16% for the Institutional Class. However, the advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. Effective January 31, 2012 (fund inception), the investment advisor also agreed to waive an additional 0.31% of the fund’s management fee. This waiver will continue until at least January 31, 2013 and may be terminated by the investment advisor at any time thereafter. The total amount of the waivers will not exceed the fund’s management fee. The total amount of the waiver for each class for the period January 31, 2012 (fund inception) through November 30, 2012 was $31,008, $12,730, $30,494, $8,608 and $4,329 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the period January 31, 2012 (fund inception) through November 30, 2012 was 0.34% for the Investor Class, A Class, C Class and R Class and 0.14% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.

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The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period January 31, 2012 (fund inception) through November 30, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 15% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control. The directors of the corporation are also directors of some underlying funds and therefore those underlying funds may be deemed to be under common control with the corporation. The officers of the corporation are also officers of all the affiliated funds. ACIM serves as the investment advisor for the affiliated funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period January 31, 2012 (fund inception) through November 30, 2012 were $35,150,643 and $2,078,983, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2012(1)
	Shares	Amount
Investor Class/Shares Authorized	200,000,000
Sold	934,169	$9,678,664
Redeemed	(35,557)	(366,383)
	898,612	9,312,281
Institutional Class/Shares Authorized	50,000,000
Sold	177,705	1,798,241
Redeemed	(97)	(1,000)
	177,608	1,797,241
A Class/Shares Authorized	50,000,000
Sold	1,873,777	19,563,657
Redeemed	(55,381)	(570,407)
	1,818,396	18,993,250
C Class/Shares Authorized	50,000,000
Sold	448,512	4,687,150
Redeemed	(752)	(7,842)
	447,760	4,679,308
R Class/Shares Authorized	50,000,000
Sold	50,000	500,000
Net increase (decrease)	3,392,376	$35,282,080

(1)	January 31, 2012 (fund inception) through November 30, 2012.

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6. Affiliated Company Transactions

Certain investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. A summary of transactions for each affiliated fund for the period January 31, 2012 (fund inception) through November 30, 2012 follows:

	January 31, 2012					November 30, 2012
Affiliated Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income(1)	Share Balance	Market Value
Emerging Markets Fund Institutional Class	—	$1,979,155	$37,194	$(1,204)	$643	235,144	$2,012,832
Global Gold Fund Institutional Class	—	934,339	20,607	(4,263)	—	46,544	868,516
Global Real Estate Fund Institutional Class	—	4,642,050	819,186	1,319	—	364,971	4,025,632
International Growth Fund Institutional Class	—	6,469,961	139,414	(2,145)	9,094	590,287	6,628,926
Core Equity Plus Fund Institutional Class	—	2,153,428	54,926	46	—	188,396	2,168,440
Heritage Fund Institutional Class(2)	—	448,553	9,032	(119)	—	19,263	446,720
Large Company Value Fund Institutional Class	—	904,588	120,204	4,192	3,330	128,584	801,078
Mid Cap Value Fund Institutional Class	—	449,952	10,024	(8)	1,398	34,299	451,721
Select Fund Institutional Class	—	1,517,715	25,576	(129)	—	33,960	1,516,661
Small Company Fund Institutional Class	—	905,046	16,279	(353)	1,263	105,218	900,662
Diversified Bond Fund Institutional Class	—	2,890,408	50,491	(348)	18,603	252,723	2,853,238
High-Yield Fund Institutional Class	—	2,284,743	149,324	1,187	37,557	346,859	2,160,932
International Bond Fund Institutional Class	—	4,706,566	86,061	(632)	16,672	315,865	4,649,534
		$30,286,504	$1,538,318	$(2,457)	$88,560		$29,484,892

(1)	Dividend income includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

7. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

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8. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Mutual Funds	$29,484,892	—	—
Exchange-Traded Funds	4,283,625	—	—
Temporary Cash Investments	12	$2,795,039	—
Total Value of Investment Securities	$33,768,529	$2,795,039	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$2,466	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of November 30, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $2,870 in unrealized gain on forward foreign currency exchange contracts and a liability of $404 in unrealized loss on forward foreign currency exchange contracts. For the period ended November 30, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,663 in net realized gain (loss) on foreign currency transactions and $2,466 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

10. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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11. Federal Tax Information

On December 18, 2012, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2012:

Investor	Institutional	A	C	R
$0.1091	$0.1151	$0.1016	$0.0792	$0.0942

On December 28, 2012, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 27, 2012:

Investor	Institutional	A	C	R
$0.0315	$0.0321	$0.0308	$0.0286	$0.0300

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period January 31, 2012 (fund inception) through November 30, 2012.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$35,850,480
Gross tax appreciation of investments	$768,593
Gross tax depreciation of investments	(55,505)
Net tax appreciation (depreciation) of investments	$713,088
Undistributed ordinary income	$53,441
Accumulated short-term capital losses	$(19,200)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(4)	$10.00	0.06	0.59	0.65	$10.65	6.40%	0.35%(5)	1.37%(5)	0.69%(5)	(0.33)%(5)	19%	$9,566
Institutional Class
2012(4)	$10.00	0.08	0.58	0.66	$10.66	6.60%	0.15%(5)	1.17%(5)	0.89%(5)	(0.13)%(5)	19%	$1,894
A Class
2012(4)	$10.00	0.03	0.59	0.62	$10.62	6.20%	0.60%(5)	1.62%(5)	0.44%(5)	(0.58)%(5)	19%	$19,311
C Class
2012(4)	$10.00	(0.04)	0.59	0.55	$10.55	5.50%	1.35%(5)	2.37%(5)	(0.31)%(5)	(1.33)%(5)	19%	$4,726
R Class
2012(4)	$10.00	0.03	0.57	0.60	$10.60	6.00%	0.85%(5)	1.87%(5)	0.19%(5)	(0.83)%(5)	19%	$530

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	January 31, 2012 (fund inception) through November 30, 2012.
(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Fund, one of the funds constituting American Century Strategic Asset Allocations, Inc. (the “Corporation”) as of November 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period from January 31, 2012 (inception) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation Fund of American Century Strategic Asset Allocations, Inc., as of November 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 31, 2012 (inception) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Strategic Asset Allocations, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76979   1301

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $75,400
FY 2012:                    $90,839

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $67,680
FY 2012:                    $68,768

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2013